UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES
Investment Company Act file number 811-21779

JOHN HANCOCK FUNDS II
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(Exact name of registrant as specified in charter)

601 CONGRESS STREET, BOSTON, MA 02210-2805
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(Address of principal executive offices) (Zip code)

SALVATORE SCHIAVONE, 601 CONGRESS STREET, BOSTON, MA 02210-2805
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(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 663-4497
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Date of fiscal year end: 7/31
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Date of reporting period: 7/31/13
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ITEM 1. REPORTS TO STOCKHOLDERS.

The Registrant prepared eleven annual reports to shareholders for the year ended July 31, 2013 for series of John Hancock Funds II with July 31 fiscal year end. The first report applies to the Technical Opportunities Fund, the second report applies to the Global High Yield Fund, the third report applies to Short Duration Credit Opportunities Fund, the fourth report applies to Currency Strategies Fund, the fifth report applies Fundamental All Cap Core Fund, the sixth report applies to Fundamental Large Cap Core Fund, the seventh report applies to Fundamental Large Cap Value Fund, the eight report applies to the China Emerging Leaders Fund, the ninth report applies to the Diversified Strategies Fund, the tenth report applies to the Global Absolute Return Strategy Fund, and the eleventh report applies to the International Growth Equity Fund. International Growth Equity Fund is the successor of the Turner International Growth Fund which was acquired January 11, 2013.

John Hancock
INVESTMENTS

John Hancock

Technical Opportunities Fund

Annual Report

7.31.13

A look at performance

Total returns for the period ended July 31, 2013

	Average annual total returns (%)				Cumulative total returns (%)
	with maximum sales charge				with maximum sales charge

	1-year	5-year	10-year	Since inception[1]	1-year	5-year	10-year	Since inception[1]

Class A	29.43	—	—	6.90	29.43	—	—	30.60

Class I2	36.64	—	—	8.69	36.64	—	—	39.55

Class NAV[2]	37.00	—	—	8.87	37.00	—	—	40.47

Index†	21.16	—	—	11.76	21.16	—	—	55.91

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00%.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. For all classes, the net expenses equal the gross expenses. The expense ratios are as follows:

	Class A	Class I	Class NAV
Net/Gross (%)	1.78	1.45	1.22

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund’s website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

† Index is the MSCI All Country World Index

See the following page for footnotes.

6	Technical Opportunities Fund | Annual report

		With maximum	Without
	Start date	sales charge	sales charge	Index

Class I2	8-3-09	$13,955	$13,955	$15,591

Class NAV[2]	8-3-09	14,047	14,047	15,591

MSCI All Country World Index (gross of foreign withholding tax on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values if they did.

Footnotes related to performance pages

1 From 8-3-09.

2 For certain types of investors as described in the fund’s prospectuses.

Annual report | Technical Opportunities Fund	7

Management’s discussion of
Fund performance

Wellington Management Company, LLP

Global equities climbed higher during the 12-month period ended July 31, 2013, as measured by the MSCI All Country World Index. Stocks rebounded strongly leading into the period after an equity sell-off in the second quarter of 2012. This trend continued into the first quarter of 2013 as solid corporate earnings results and favorable global liquidity dynamics lifted enthusiasm for stocks. Following a dramatic shift in monetary policy to a more aggressive management of a 2% inflation target by the Bank of Japan, Japanese equities rose sharply. U.S. equities also outperformed global indexes as the U.S. economy appeared relatively stable compared to other countries. Although investors initially reacted negatively to news in May that the U.S. Federal Reserve might slow its bond-buying program sooner than expected, U.S. equities recovered into the end of the period. Ongoing challenges in resolving European sovereign debt issues weighed on investors during the period as did political unrest in Turkey, Egypt, and Brazil.

For the 12-month period ended July 31, 2013, John Hancock Technical Opportunities Fund’s Class A shares posted a total return of 36.27%, excluding sales charges, outperforming both the 21.16% return of the fund’s benchmark, the MSCI All Country World Index, and the 22.79% average return of its Morningstar, Inc. world stock fund peer group.† The fund’s position in Regeneron Pharmaceuticals, Inc. was the largest contributor to relative results during the 12-month period. Regeneron Pharmaceuticals is a biopharmaceutical company that discovers, develops, and commercializes pharmaceutical products for the treatment of serious medical conditions, including cancer, eye diseases, and inflammatory diseases. The company continued to maintain a bullish trend throughout the period and remained a top position in the fund at period end. Onyx Pharmaceuticals, Inc., also contributed to relative performance. The company discovers and develops novel therapeutics based upon the genetics of human disease, with an emphasis on cancer. After a stock price breakout in June 2012, on positive news on its latest myeloma drug, there was a larger stock price jump in June 2013, which was driven by potential takeover interests by Amgen, Inc. and other drugmakers. The fund’s cash positioning, while averaging less than 4% over the period, detracted as the markets trended upward.

This commentary reflects the views of the portfolio manager through the end of the period discussed in this report. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Wellington Management is an independent and unaffiliated investment subadvisor.

Past performance is no guarantee of future results.

† Figures from Morningstar, Inc. include distributions reinvested and do not take into account sales charges. Actual load-adjusted performance is lower.

8	Technical Opportunities Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

■ Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

■ Ongoing operating expenses, including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund’s actual ongoing operating expenses and is based on the fund’s actual return. It assumes an account value of $1,000.00 on February 1, 2013, with the same investment held until July 31, 2013.

	Account value	Ending value	Expenses paid during
	on 2-1-13	on 7-31-13	period ended 7-31-13[1]

Class A	$1,000.00	$1,192.20	$9.46

Class I	1,000.00	1,194.10	7.78

Class NAV	1,000.00	1,194.70	6.69

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2013, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Technical Opportunities Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund’s actual return). It assumes an account value of $1,000.00 on February 1, 2013, with the same investment held until July 31, 2013. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value	Ending value	Expenses paid during
	on 2-1-13	on 7-31-13	period ended 7-31-13[1]

Class A	$1,000.00	$1,016.20	$8.70

Class I	1,000.00	1,017.70	7.15

Class NAV	1,000.00	1,018.70	6.16

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the fund’s annualized expense ratio of 1.74%, 1.43%, and 1.23% for Class A, Class I, and Class NAV shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

10	Technical Opportunities Fund | Annual report

Portfolio summary

Top 10 Holdings (25.2% of Net Assets on 7-31-13)[1,2]

Regeneron Pharmaceuticals, Inc.	4.8%	Vertex Pharmaceuticals, Inc.	1.9%

Onyx Pharmaceuticals, Inc.	4.2%	Guidewire Software, Inc.	1.8%

Jazz Pharmaceuticals PLC	3.1%	LinkedIn Corp., Class A	1.8%

Cubist Pharmaceuticals, Inc.	2.2%	Gilead Sciences, Inc.	1.8%

Pharmacyclics, Inc.	1.9%	Biogen Idec, Inc.	1.7%

Sector Composition[1,3]

Health Care	41.2%	Energy	3.1%

Consumer Discretionary	16.2%	Consumer Staples	2.1%

Financials	13.1%	Materials	0.5%

Information Technology	12.5%	Short-Term Investments & Other	1.9%

Industrials	9.4%

1 As a percentage of net assets on 7-31-13.

2 Cash and cash equivalents not included.

3 Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Hedging and other strategic transactions may increase volatility of a fund and, if the transaction is not successful, could result in a significant loss. The fund may invest its assets in a small number of issuers. Performance could suffer significantly from adverse events affecting these issuers. Investments concentrated in one sector may fluctuate more widely than investments diversified across sectors. Frequently trading securities may increase transaction costs (thus lowering performance) and taxable distributions. Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track, which may cause a lack of liquidity, more volatility and increased management fees. The fund may invest in IPOs, which are frequently volatile in price and may lead to increased portfolio turnover. The fund can invest up to 100% of its assets in cash, which may cause the fund to not meet its investment objective. For additional information on these and other risk considerations, please see the fund’s prospectuses.

Annual report | Technical Opportunities Fund	11

Fund’s investments

As of 7-31-13

	Shares	Value
Common Stocks 98.1%		$657,244,197

(Cost $548,448,032)

Consumer Discretionary 16.2%		108,564,099

Diversified Consumer Services 0.5%

Service Corp. International	183,700	3,484,790

Hotels, Restaurants & Leisure 5.0%

Bally Technologies, Inc. (I)(L)	91,000	6,522,880

Chuy’s Holdings, Inc. (I)(L)	86,900	3,066,702

Denny’s Corp. (I)	692,600	3,940,894

Galaxy Entertainment Group, Ltd. (I)	713,000	3,738,130

Sands China, Ltd.	694,000	3,755,242

Starbucks Corp.	94,600	6,739,304

The Wendy’s Company (L)	831,000	5,908,410

Household Durables 1.2%

Harman International Industries, Inc.	84,900	5,138,997

Sony Corp.	149,700	3,145,586

Internet & Catalog Retail 1.1%

HomeAway, Inc. (I)	82,100	2,472,031

Rakuten, Inc.	358,200	4,827,440

Media 1.0%

DISH Network Corp., Class A	156,900	7,005,585

Multiline Retail 1.9%

J Front Retailing Company, Ltd.	319,000	2,534,925

Marks & Spencer Group PLC	489,456	3,576,805

Nordstrom, Inc.	105,300	6,448,572

Specialty Retail 2.8%

Cabela’s, Inc. (I)(L)	53,500	3,672,240

DSW, Inc., Class A	106,200	8,048,898

The Gap, Inc.	147,800	6,784,020

Textiles, Apparel & Luxury Goods 2.7%

Fifth & Pacific Companies, Inc. (I)	199,500	4,752,090

Michael Kors Holdings, Ltd. (I)	108,737	7,322,350

Steven Madden, Ltd. (I)	110,428	5,678,208

Consumer Staples 2.1%		13,747,574

Beverages 0.4%

Asahi Group Holdings, Ltd.	101,800	2,595,010

12	Technical Opportunities Fund | Annual report	See notes to financial statements

	Shares	Value
Food & Staples Retailing 0.9%

Seven & I Holdings Company, Ltd.	160,700	$6,052,660

Food Products 0.8%

The Hain Celestial Group, Inc. (I)(L)	69,900	5,099,904

Energy 3.1%		20,678,936

Energy Equipment & Services 1.0%

Atwood Oceanics, Inc. (I)	59,000	3,324,060

Oceaneering International, Inc.	38,700	3,138,183

Oil, Gas & Consumable Fuels 2.1%

Cobalt International Energy, Inc. (I)	189,900	5,478,615

Pioneer Natural Resources Company	26,340	4,076,378

Tesoro Corp.	82,000	4,661,700

Financials 13.1%		87,478,145

Capital Markets 0.6%

TD Ameritrade Holding Corp.	133,600	3,611,208

Commercial Banks 3.6%

Bank of the Ozarks, Inc.	100,400	4,797,112

Community Bank Systems, Inc. (L)	61,400	2,059,356

Mitsubishi UFJ Financial Group	795,800	4,970,458

Mizuho Financial Group, Inc.	2,221,000	4,665,463

Synovus Financial Corp.	1,016,000	3,383,280

Texas Capital Bancshares, Inc. (I)	33,400	1,519,366

The Bank of Yokohama, Ltd.	426,000	2,335,819

Diversified Financial Services 0.6%

Osaka Securities Exchange Company, Ltd.	44,400	4,158,682

Insurance 4.3%

American International Group, Inc. (I)	141,600	6,444,216

Marsh & McLennan Companies, Inc.	97,700	4,090,699

MS&AD Insurance Group Holdings	149,800	3,877,890

T&D Holdings, Inc.	313,400	3,963,088

Tokio Marine Holdings, Inc.	166,100	5,304,237

Unum Group	160,000	5,062,400

Real Estate Investment Trusts 0.6%

Unibail-Rodamco SE	17,359	4,225,759

Real Estate Management & Development 1.5%

Hulic Company, Ltd. (I)	391,300	4,681,696

Mitsui Fudosan Company, Ltd.	179,000	5,396,400

Thrifts & Mortgage Finance 1.9%

MGIC Investment Corp. (I)	645,400	4,930,856

Ocwen Financial Corp. (I)	168,000	8,000,160

Health Care 41.2%		275,979,002

Biotechnology 23.9%

Alkermes PLC (I)	283,529	9,520,904

Amgen, Inc.	61,400	6,649,006

Biogen Idec, Inc. (I)	53,000	11,560,890

Cubist Pharmaceuticals, Inc. (I)	235,300	14,666,249

See notes to financial statements	Annual report | Technical Opportunities Fund	13

	Shares	Value
Biotechnology (continued)

Gilead Sciences, Inc. (I)	196,500	$12,074,925

Medivation, Inc. (I)	101,500	5,873,805

Onyx Pharmaceuticals, Inc. (I)(L)	214,370	28,146,781

Pharmacyclics, Inc. (I)	115,700	12,568,491

Regeneron Pharmaceuticals, Inc. (I)	117,830	31,821,170

Sarepta Therapeutics, Inc. (I)(L)	76,200	2,820,924

Seattle Genetics, Inc. (I)(L)	207,930	8,425,324

TESARO, Inc. (I)	76,200	2,599,944

United Therapeutics Corp. (I)	17,600	1,317,184

Vertex Pharmaceuticals, Inc. (I)	155,300	12,392,940

Health Care Equipment & Supplies 2.8%

Boston Scientific Corp. (I)	761,200	8,312,304

HeartWare International, Inc. (I)	52,200	4,824,324

ICU Medical, Inc. (I)	79,700	5,713,693

Health Care Providers & Services 3.7%

Brookdale Senior Living, Inc. (I)	99,200	2,888,704

HCA Holdings, Inc.	181,900	7,094,100

LifePoint Hospitals, Inc. (I)	73,900	3,632,924

Molina Healthcare, Inc. (I)	164,800	6,117,376

Universal Health Services, Inc., Class B	67,700	4,735,615

Life Sciences Tools & Services 0.7%

Illumina, Inc. (I)	59,600	4,757,272

Pharmaceuticals 10.1%

Actavis, Inc. (I)	38,800	5,209,676

Bristol-Myers Squibb Company	204,400	8,838,256

Eli Lilly & Company	172,100	9,140,231

Hisamitsu Pharmaceutical Company, Inc.	47,100	2,594,052

Jazz Pharmaceuticals PLC (I)	275,500	20,803,005

Merck & Company, Inc.	185,800	8,949,986

Mylan, Inc. (I)	240,700	8,077,892

Pacira Pharmaceuticals, Inc. (I)(L)	113,500	3,851,055

Industrials 9.4%		63,277,696

Aerospace & Defense 5.4%

BAE Systems PLC	852,061	5,796,762

Cubic Corp.	75,443	3,813,644

DigitalGlobe, Inc. (I)	150,400	4,872,960

Rolls-Royce Holdings PLC	485,693	8,660,169

Safran SA	165,479	9,749,887

Thales SA	66,977	3,447,608

Airlines 1.2%

United Continental Holdings, Inc. (I)	234,000	8,154,900

Electrical Equipment 2.0%

Hubbell, Inc., Class B	75,000	8,051,250

Mitsubishi Electric Corp.	574,000	5,568,059

Machinery 0.8%

Makita Corp.	36,100	1,879,503

SMC Corp.	15,500	3,282,954

14	Technical Opportunities Fund | Annual report	See notes to financial statements

		Shares	Value
Information Technology 12.5%			$83,966,185

Computers & Peripherals 3.1%

3D Systems Corp. (I)(L)		123,100	5,814,013

NetApp, Inc. (L)		132,400	5,444,288

Seagate Technology PLC		93,100	3,808,721

Stratasys, Ltd. (I)(L)		62,000	5,496,300

Electronic Equipment, Instruments & Components 0.8%

FEI Company		70,240	5,440,088

Internet Software & Services 2.9%

Facebook, Inc., Class A (I)		97,500	3,590,925

Internet Initiative Japan, Inc. (I)		61,000	2,100,209

LinkedIn Corp., Class A (I)		59,470	12,119,391

United Internet AG		57,743	1,884,730

IT Services 1.2%

Cap Gemini SA		80,510	4,421,812

Nomura Research Institute, Ltd.		72,300	2,367,654

Otsuka Corp.		13,700	1,546,223

Software 4.5%

Adobe Systems, Inc. (I)		81,100	3,834,408

Guidewire Software, Inc. (I)		277,900	12,160,904

Infoblox, Inc. (I)		120,100	3,927,270

Informatica Corp. (I)		142,700	5,446,859

ServiceNow, Inc. (I)		104,690	4,562,390

Materials 0.5%			3,552,560

Metals & Mining 0.5%

U.S. Silica Holdings, Inc. (L)		146,800	3,552,560

	Yield (%)	Shares	Value
Securities Lending Collateral 9.8%			$65,352,785

(Cost $65,345,337)
John Hancock Collateral Investment Trust (W)	0.1995 (Y)	6,530,511	65,352,785

		Par Value	Value

Short-Term Investments 0.8%			$5,600,000

(Cost $5,600,000)

Repurchase Agreement 0.8%			5,600,000

Bank of America Tri-Party Repurchase Agreement dated 7-31-13 at 0.070%
to be repurchased at $5,600,011 on 8-1-13, collateralized by $5,592,232
Government National Mortgage Association, 3.500% due 10-20-42
(valued at $5,712,001, including interest)		$5,600,000	5,600,000

Total investments (Cost $619,393,369)† 108.7%			$728,196,982

Other assets and liabilities, net (8.7%)			($58,378,974)

Total net assets 100.0%			$669,818,008

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.

See notes to financial statements	Annual report | Technical Opportunities Fund	15

Notes to Schedule of Investments

(I) Non-income producing security.

(L) A portion of this security is on loan as of 7-31-13.

(W) Investment is an affiliate of the fund, the advisor and/or subadvisor. This investment represents collateral received for securities lending.

(Y) The rate shown is the annualized seven-day yield as of 7-31-13.

† At 7-31-13, the aggregate cost of investment securities for federal income tax purposes was $620,750,864. Net unrealized appreciation aggregated $107,446,118, of which $110,350,011 related to appreciated investment securities and $2,903,893 related to depreciated investment securities.

The fund had the following country concentration as a percentage of net assets on 7-31-13:

United States	74.8%
Japan	11.6%
Ireland	5.1%
France	3.3%
United Kingdom	2.7%
Hong Kong	1.6%
Macau	0.6%
Germany	0.3%

Total	100.0%

16	Technical Opportunities Fund | Annual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 7-31-13

This Statement of assets and liabilities is the fund’s balance sheet. It shows the value of what the fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments in unaffiliated issuers, at value (Cost $554,048,032) including
$64,033,042 of securities loaned	$662,844,197
Investments in affiliated issuers, at value (Cost $65,345,337)	65,352,785

Total investments, at value (Cost $619,393,369)	728,196,982
Cash	80,358
Receivable for investments sold	23,477,997
Receivable for fund shares sold	165,995
Dividends and interest receivable	147,512
Receivable for securities lending income	32,127
Other receivables and prepaid expenses	25,131

Total assets	752,126,102

Liabilities

Payable for investments purchased	16,492,985
Payable for fund shares repurchased	307,480
Payable upon return of securities loaned	65,395,014
Payable to affiliates
Accounting and legal services fees	13,473
Transfer agent fees	7,727
Trustees’ fees	508
Other liabilities and accrued expenses	90,907

Total liabilities	82,308,094

Net assets	$669,818,008

Net assets consist of

Paid-in capital	$524,411,075
Accumulated net investment loss	(3,517)
Accumulated net realized gain (loss) on investments and foreign
currency transactions	36,610,101
Net unrealized appreciation (depreciation) on investments and translation
of assets and liabilities in foreign currencies	108,800,349

Net assets	$669,818,008

See notes to financial statements	Annual report | Technical Opportunities Fund	17

F I N A N C I A L  S T A T E M E N T S

Statement of assets and liabilities (continued)

Net asset value per share

Based on net asset values and shares outstanding — the fund has an unlimited number of shares authorized with no par value
Class A ($45,494,030 ÷ 3,458,543 shares)[1]	$13.15
Class I ($18,285,863 ÷ 1,369,474 shares)	$13.35
Class NAV ($606,038,115 ÷ 45,078,568 shares)	$13.44

Maximum offering price per share

Class A (net asset value per share ÷ 95%)[2]	$13.84

1 Redemption price is equal to net asset value less any applicable contingent deferred sales change.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

18	Technical Opportunities Fund | Annual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 7-31-13

This Statement of operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$5,266,075
Securities lending	754,167
Interest	24,998
Less foreign taxes withheld	(194,283)

Total investment income	5,850,957

Expenses

Investment management fees	6,385,493
Distribution and service fees	132,767
Accounting and legal services fees	70,891
Transfer agent fees	94,736
Trustees’ fees	5,529
State registration fees	38,673
Printing and postage	16,286
Professional fees	55,724
Custodian fees	166,734
Registration and filing fees	33,316
Other	11,534

Total expenses	7,011,683
Less expense reductions	(21,453)

Net expenses	6,990,230

Net investment loss	(1,139,273)

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	114,877,827
Investments in affiliated issuers	4,429
Foreign currency transactions	8,984
114,891,240
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	61,349,851
Investments in affiliated issuers	(22,594)
Translation of assets and liabilities in foreign currencies	(2,830)
61,324,427
Net realized and unrealized gain	176,215,667

Increase in net assets from operations	$175,076,394

See notes to financial statements	Annual report | Technical Opportunities Fund	19

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of fund share transactions.

	Year	Year
	ended	ended
	7-31-13	7-31-12
Increase (decrease) in net assets

From operations
Net investment loss	($1,139,273)	($3,104,066)
Net realized gain (loss)	114,891,240	(71,816,856)
Change in net unrealized appreciation (depreciation)	61,324,427	(5,977,695)

Increase (decrease) in net assets resulting from operations	175,076,394	(80,898,617)

Distributions to shareholders
From net realized gain
Class A	—	(3,359,268)
Class I	—	(1,477,257)
Class NAV	—	(18,131,169)

Total distributions	—	(22,967,694)

From fund share transactions	(5,916,914)	(118,120,569)

Total increase (decrease)	169,159,480	(221,986,880)

Net assets

Beginning of year	500,658,528	722,645,408

End of year	$669,818,008	$500,658,528

Accumulated net investment loss	($3,517)	($1,414,427)

20	Technical Opportunities Fund | Annual report	See notes to financial statements

Financial highlights

The Financial highlights show how the fund’s net asset value for a share has changed during the period.

CLASS A SHARES Period ended	7-31-13	7-31-12	7-31-11	7-31-10[1]

Per share operating performance

Net asset value, beginning of period	$9.65	$11.33	$9.86	$10.00
Net investment loss[2]	(0.08)	(0.10)	(0.09)	(0.13)
Net realized and unrealized gain (loss) on investments	3.58	(1.17)	1.56	(0.01)
Total from investment operations	3.50	(1.27)	1.47	(0.14)
Less distributions
From net realized gain	—	(0.41)	—	—
Net asset value, end of period	$13.15	$9.65	$11.33	$9.86
Total return (%)[3]	36.27	(10.93)	14.91	(1.40)[4]

Ratios and supplemental data

Net assets, end of period (in millions)	$45	$51	$125	$165
Ratios (as a percentage of average net assets):
Expenses before reductions	1.78	1.88	1.90	1.87[5]
Expenses including reductions and amounts recaptured	1.78	1.88	1.90	1.87[5]
Net investment loss	(0.69)	(1.04)	(0.79)	(1.23)[5]
Portfolio turnover (%)	391	507	361	389

1 Period from 8-3-09 (commencement of operations) to 7-31-10.
2 Based on the average daily shares outstanding.
3 Does not reflect the effect of sales charges, if any.
4 Not annualized.
5 Annualized.

CLASS I SHARES Period ended	7-31-13	7-31-12	7-31-11	7-31-10[1]

Per share operating performance

Net asset value, beginning of period	$9.77	$11.42	$9.89	$10.00
Net investment loss[2]	(0.04)	(0.07)	(0.04)	(0.09)
Net realized and unrealized gain (loss) on investments	3.62	(1.17)	1.57	(0.02)
Total from investment operations	3.58	(1.24)	1.53	(0.11)
Less distributions
From net realized gain	—	(0.41)	—	—
Net asset value, end of period	$13.35	$9.77	$11.42	$9.89
Total return (%)[3]	36.64	(10.57)	15.47	(1.10)[4]

Ratios and supplemental data

Net assets, end of period (in millions)	$18	$17	$63	$79
Ratios (as a percentage of average net assets):
Expenses before reductions	1.48	1.55	1.49	1.52[5]
Expenses including reductions and amounts recaptured	1.47	1.51	1.49	1.52[5]
Net investment loss	(0.39)	(0.69)	(0.37)	(0.89)[5]
Portfolio turnover (%)	391	507	361	389

1 Period from 8-3-09 (commencement of operations) to 7-31-10.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
4 Not annualized.
5 Annualized.

See notes to financial statements	Annual report | Technical Opportunities Fund	21

CLASS NAV SHARES Period ended	7-31-13	7-31-12	7-31-11	7-31-10[1]

Per share operating performance

Net asset value, beginning of period	$9.81	$11.45	$9.90	$10.00
Net investment loss[2]	(0.02)	(0.04)	(0.03)	(0.07)
Net realized and unrealized gain (loss) on investments	3.65	(1.19)	1.58	(0.03)
Total from investment operations	3.63	(1.23)	1.55	(0.10)
Less distributions
From net realized gain	—	(0.41)	—	—
Net asset value, end of period	$13.44	$9.81	$11.45	$9.90
Total return (%)[3]	37.00	(10.45)	15.66	(1.00)[4]

Ratios and supplemental data

Net assets, end of period (in millions)	$606	$433	$535	$349
Ratios (as a percentage of average net assets):
Expenses before reductions	1.24	1.32	1.37	1.39[5]
Expenses including reductions and amounts recaptured	1.23	1.32	1.37	1.39[5]
Net investment loss	(0.16)	(0.46)	(0.31)	(0.72)[5]
Portfolio turnover (%)	391	507	361	389

1 Period from 8-3-09 (commencement of operations) to 7-31-10.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
4 Not annualized.
5 Annualized.

22	Technical Opportunities Fund | Annual report	See notes to financial statements

Notes to financial statements

Note 1 — Organization

John Hancock Technical Opportunities Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, printing and postage and state registration fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last quoted bid or evaluated price. Investments by the funds in open-end mutual funds, including John Hancock Collateral Investment Trust (JHCIT), are valued at their respective net asset values each business day. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees, which include price verification procedures. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of trading on the NYSE. Significant market events that affect the values of foreign securities may occur between the time when the valuation of the securities is generally determined and the close of the NYSE. During significant market events, these securities will be valued at fair value, as determined in good faith, following procedures established by the Board of Trustees. The fund may use a fair valuation model to value foreign securities in order to adjust for events that may occur between the close of foreign exchanges and the close of the NYSE.

Annual report | Technical Opportunities Fund	23

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund’s investments as of July 31, 2013, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 7-31-13	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Common Stocks
Consumer Discretionary	$108,564,099	$86,985,971	$21,578,128	—
Consumer Staples	13,747,574	5,099,904	8,647,670	—
Energy	20,678,936	20,678,936	—	—
Financials	87,478,145	43,898,653	43,579,492	—
Health Care	275,979,002	273,384,950	2,594,052	—
Industrials	63,277,696	24,892,754	38,384,942	—
Information Technology	83,966,185	71,645,557	12,320,628	—
Materials	3,552,560	3,552,560	—	—
Securities Lending
Collateral	65,352,785	65,352,785	—	—
Short-Term Investments	5,600,000	—	5,600,000	—

Total Investments in
Securities	$728,196,982	$595,492,070	$132,704,912	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral for certain tri-party repurchase agreements is held at a third-party custodian bank in a segregated account for the benefit of the fund.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, the MRA does not result in an offset of the reported amounts of assets and liabilities in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions. Collateral received by the fund for repurchase agreements is disclosed in the fund’s investments as part of the caption related to the repurchase agreement.

24	Technical Opportunities Fund | Annual report

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. It receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCIT, an affiliate of the fund, which has a floating net asset value (NAV) and is registered with the SEC as an investment company. JHCIT invests cash received as collateral as part of the securities lending program in short term money-market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCIT with respect to the cash collateral.

If a borrower fails to return loaned securities when due, then the lending agent is responsible to and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in JHCIT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering its securities or could experience a lower than expected return, if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCIT is a component of securities lending income as recorded on the Statement of operations.

Collateral received by the fund is shown on the Statement of assets and liabilities as Payable upon return of securities loaned.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Annual report | Technical Opportunities Fund	25

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Prior to March 27, 2013, the fund participated in a $200 million unsecured line of credit, also with Citibank, with terms otherwise similar to the existing agreement. Commitment fees for the year ended July 31, 2013 were $485. For the year ended July 31, 2013, the fund had no borrowings under either line of credit.

Expenses. Within the John Hancock funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage expenses, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of July 31, 2013, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the years ended July 31, 2013 and 2012 was as follows:

	JULY 31, 2013	JULY 31, 2012

Ordinary Income	—	$9,254,484
Long-Term Capital Gain	—	$13,713,210
Total	—	$22,967,694

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2013, the components of distributable

26	Technical Opportunities Fund | Annual report

earnings on a tax basis consisted of $14,269,840 of undistributed ordinary income and $23,697,756 of long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to net operating losses and wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: a) 1.20% of the first $250,000,000 of the fund’s average daily net assets and b) 1.15% of the fund’s average daily net assets in excess of $250,000,000.

Effective June 1, 2013, the Advisor has contractually agreed to waive a portion of its management fee for certain funds (the Participating portfolios) of the Trust, John Hancock Funds, John Hancock Funds III and John Hancock Variable Insurance Trust. The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the Participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; and 0.015% of that portion of the aggregate net assets of all the Participating portfolios that exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among all the Participating portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

Prior to June 1, 2013, the advisor had contractually agreed to waive a portion of its management fee for certain funds (the Participating Portfolios) of the Trust and John Hancock Variable Insurance Trust. The waiver equaled, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceeded $75 billion but was less than $100 billion; and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that equaled or exceeded $100 billion. The amount of the reimbursement was calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each fund.

Annual report | Technical Opportunities Fund	27

Prior to December 1, 2012, the Advisor contractually agreed to waive fees and/or reimburse certain expenses for each share class of the fund excluding certain expenses such as taxes, brokerage commissions, interest expense, acquired fund fees, litigation and indemnification expenses, and other extraordinary expenses not incurred in the ordinary course of the fund’s business. The fee waivers and/or reimbursements were such that these expenses would not exceed 1.95% and 1.59% for Class A and Class I shares, respectively. This contractual expense limitation is no longer in effect for the fund.

Additionally, the Advisor has voluntarily agreed to waive other fund level expenses excluding advisory fees, 12b-1 fees, service fees, transfer agent fees, printing and postage, blue sky fees, taxes, brokerage commissions, interest expense, acquired fund fees, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This voluntary expense reimbursement will continue in effect until terminated at any time by the Advisor on notice to the fund. The waivers are such that these expenses will not exceed 0.20% of average net assets.

Accordingly, these expense reductions amounted to $1,696, $712 and $19,045 for Class A, Class I and Class NAV shares, respectively, for the year ended July 31, 2013.

The investment management fees incurred for the year ended July 31, 2013 were equivalent to a net annual effective rate of 1.17% of the fund’s average daily net assets.

Expense recapture. The Advisor may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the beginning of the month in which such reimbursements or waivers originally occurred to the extent that the fund is below its expense limitation during this period. For the year ended July 31, 2013, the fund did not recapture any expenses. As of July 31, 2013, the fund has no amounts waived or reimbursed subject to recovery going forward.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2013 amounted to an annual rate of 0.01% of the fund’s average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund pays 0.30% for Class A shares distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for the fund’s Class A shares.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $42,239 for the year ended July 31, 2013. Of this amount, $6,823 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $35,026 was paid as sales commissions to broker-dealers and $390 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds

28	Technical Opportunities Fund | Annual report

from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended July 31, 2013, there were no CDSCs received by the Distributor for Class A shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended July 31, 2013 were:

	DISTRIBUTION	TRANSFER	STATE	PRINTING AND
CLASS	AND SERVICE FEES	AGENT FEES	REGISTRATION FEES	POSTAGE

A	$132,767	$78,121	$19,510	$13,305
I	—	16,615	19,163	2,981
Total	$132,767	$94,736	$38,673	$16,286

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its average daily net assets.

Note 5 — Fund share transactions

Transactions in fund shares for the years ended July 31, 2013 and 2012 were as follows:

	Year ended 7-31-13			Year ended 7-31-12
	Shares	Amount	Shares	Amount
Class A shares

Sold	665,826	$7,731,533	574,825	$5,603,251
Distributions reinvested	—	—	360,725	3,253,738
Repurchased	(2,509,969)	(26,860,100)	(6,664,412)	(64,322,341)

Net decrease	(1,844,143)	($19,128,567)	(5,728,862)	($55,465,352)

Class I shares

Sold	625,607	$7,282,687	546,121	$5,379,169
Distributions reinvested	—	—	111,925	1,020,757
Repurchased	(963,137)	(10,567,533)	(4,436,239)	(43,097,390)

Net decrease	(337,530)	($3,284,846)	(3,778,193)	($36,697,464)

Class NAV shares

Sold	7,047,702	$84,734,367	7,413,399	$74,029,581
Distributions reinvested	—	—	1,983,717	18,131,169
Repurchased	(6,069,547)	(68,237,868)	(12,036,455)	(118,118,503)

Net increase (decrease)	978,155	$16,496,499	(2,639,339)	($25,957,753)

Total net decrease	(1,203,518)	($5,916,914)	(12,146,394)	($118,120,569)

Annual report | Technical Opportunities Fund	29

Affiliates of the fund owned 100% of shares of beneficial interest of Class NAV on July 31, 2013.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, amounted to $2,062,305,500 and $2,070,425,640, respectively, for the year ended July 31, 2013.

Note 7 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, affiliated fund investments may represent a significant portion of the fund’s net assets. At July 31, 2013, the following funds had an affiliate ownership of 5% or more of the fund’s net assets:

FUND	AFFILIATE CONCENTRATION

John Hancock Lifestyle Aggressive Portfolio	15.9%
John Hancock Lifestyle Growth Portfolio	42.1%
John Hancock Lifestyle Balanced Portfolio	24.4%

30	Technical Opportunities Fund | Annual report

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of
John Hancock Technical Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Technical Opportunities Fund (the “Fund”) at July 31, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2013 by correspondence with the custodians and brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 20, 2013

Annual report | Technical Opportunities Fund	31

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management Services, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Wellington Management Company, LLP (the Subadvisor) for Technical Opportunities Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on May 16-17, 2013, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meeting a variety of materials relating to the fund, the Advisor, and the Subadvisor, including comparative performance, fee and expense information for peer groups of similar mutual funds prepared by an independent third-party provider of mutual fund data; performance information for the fund’s benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts; and other information provided by the Advisor and the Subadvisor regarding the nature, extent, and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative and each Trustee may attribute different weights to different factors. The Board’s conclusions may be based in part on its consideration of the Advisory and Subadvisory Agreements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

32	Technical Opportunities Fund | Annual report

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor’s risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties through Board meetings, discussions, and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a) the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objective; review of brokerage matters, including with respect to trade allocation and best execution; and the Advisor’s timeliness in responding to performance issues;

(b) the background, qualifications and skills of the Advisor’s personnel;

(c) the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;

(d) the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund;

(e) the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and

(f) the Advisor’s reputation and experience in serving as an investment adviser to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a) reviewed information prepared by management regarding the fund’s performance;

(b) considered the comparative performance of the fund’s benchmark;

Annual report | Technical Opportunities Fund	33

(c) considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of mutual fund data. Such report included the fund’s ranking within a smaller group of peer funds and the fund’s ranking within broader groups of funds; and

(d) took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.

The Board noted that the fund underperformed its benchmark index for the one- and three-year periods ended December 31, 2012. The Board also noted that the fund had outperformed its peer group average for the one-year period and underperformed the peer group average for the three-year period ended December 31, 2012.

The Board noted that the fund’s performance is being closely monitored. The Board took into account management’s discussion of the fund’s performance and noted the fund’s recent relative performance improvements.

The Board concluded that the fund’s performance is being reasonably addressed.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund’s contractual and net management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board noted that net management fees for this fund are higher than the peer group median and that total expenses for this fund are higher than the peer group median. The Board took into account management’s discussion of the fund’s expenses.

The Board also took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also took into account that management had agreed to implement an overall fee waiver across a number of funds in the complex, including the fund, which is discussed further below. In addition, the Board noted that the Advisor effected advisory and subadvisory fee reductions in the past year with respect to the fund. The Board also noted that the Advisor pays the subadvisory fees of the fund, and that such fees are negotiated at arm’s length with respect to the Subadvisor. The Board also noted management’s discussion of the fund’s expenses, as well as certain actions taken over the past several years to reduce the fund’s operating expenses. The Board reviewed information provided by the Advisor concerning investment advisory fees charged to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:

(a) reviewed financial information of the Advisor;

(b) reviewed and considered an analysis presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;

34	Technical Opportunities Fund | Annual report

(c) received and reviewed profitability information with respect to the John Hancock fund complex as a whole;

(d) received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data;

(e) considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability analysis reviewed by the Board;

(f) considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;

(g) noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the Trust’s distributor also receives Rule 12b-1 payments to support distribution of the fund;

(h) noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;

(i) noted that the subadvisory fees for the fund are paid by the Advisor and are negotiated at arm’s length; and

(j) considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a) considered that the Advisor has agreed, effective June 1, 2013, to waive its management fee for the fund and each of the open-end funds of John Hancock Funds II, John Hancock Funds III, each other John Hancock fund (except those listed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement):

The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $75 billion but is less than or equal to $125 billion, 0.0125% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $125 billion but is less than or equal to $150 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $150 billion. (The funds that are not Participating Portfolios as of the date of this annual report are each of the fund of funds, money market funds, index funds and closed-end funds);

(b) reviewed the Trust’s advisory fee structure and the incorporation therein of any subadvisory fee breakpoints in the advisory fees charged and concluded that (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit

Annual report | Technical Opportunities Fund	35

from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and

(c) the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1) information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

(2) the historical and current performance of the fund, and comparative performance information relating to the fund’s benchmark and comparable funds;

(3) the subadvisory fee for the fund, including any breakpoints, and comparative fee information, where available, prepared by an independent third-party provider of mutual fund data; and

(4) information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed by it to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund, that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

36	Technical Opportunities Fund | Annual report

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which includes arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Trust’s Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate account, and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. The Board also took into account the sub-advisory fees paid by the Advisor to the Subadvisor with respect to the fund to fees charged by the fund’s Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and benchmark and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.

The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1) The Subadvisor has extensive experience and demonstrated skills as a manager;

(2) The performance of the fund is being monitored and reasonably addressed;

(3) The subadvisory fees are reasonable in relation to the level and quality of services being provided; and

(4) Subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

Annual report | Technical Opportunities Fund	37

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James M. Oates, Born: 1946	2012	231

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director,
Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc.
(formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial
(since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River
Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock retail funds (since 2012); Trustee (2005–2006 and since
2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and
Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson
of the Board (since 2005), John Hancock Funds II.

Charles L. Bardelis,[3] Born: 1941	2012	231

Director, Island Commuter Corp. (marine transport). Trustee, John Hancock retail funds (since 2012);
Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance
Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[3] Born: 1942	2012	231

Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant;
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln
Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010);
former Director, PMA Capital Corporation (2004–2010). Trustee, John Hancock retail funds (since 2012);
Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance
Trust and John Hancock Funds II (since 2005).

William H. Cunningham,[2] Born: 1944	1994	231

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas
System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since
2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance);
Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former
Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition
Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley)
(until 2009); former Advisory Director, JPMorgan Chase Bank (formerly Texas Commerce Bank–Austin)
(until 2009). Trustee, John Hancock retail funds (since 1986); Trustee, John Hancock Variable Insurance
Trust (since 2012); Trustee, John Hancock Funds II (since 2012 and 2005–2006).

Grace K. Fey, Born: 1946	2012	231

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President,
Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

38	Technical Opportunities Fund | Annual report

Independent Trustees (continued)

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Theron S. Hoffman,[3] Born: 1947	2012	231

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner, and Operating Head,
Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000). Trustee, John Hancock retail funds (since 2012); Trustee,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson,[2] Born: 1952	2008	231

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation
(since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange
(2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).
Trustee, John Hancock retail funds (since 2008); Trustee of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Hassell H. McClellan, Born: 1945	2012	231

Associate Professor, The Wallace E. Carroll School of Management, Boston College (since 1984);
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director,
The Barnes Group (since 2010). Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock
Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2005).

Steven R. Pruchansky,[2] Born: 1944	1991	231

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011–2012),
John Hancock retail funds; Trustee and Vice Chairperson of the Board, John Hancock retail funds,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

Gregory A. Russo,[2] Born: 1949	2009	231

Director and Audit Committee Chairman (since 2012) and Member, Audit Committee and Finance
Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006);
Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester
County, New York, Chamber of Commerce (1986–1992); Director, Treasurer and Chairman of
Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of
Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).
Trustee, John Hancock retail funds (since 2008); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Annual report | Technical Opportunities Fund	39

Non-Independent Trustees4

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James R. Boyle, Born: 1959	2012	231

Senior Executive Vice President, John Hancock Financial Services (1999–2012, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock
Investment Management Services, LLC (2005–2010). Trustee, John Hancock retail funds (since 2012 and
2005–2010), Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Craig Bromley,[2] Born: 1966	2012	231

President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General
Manager, U.S. Division, John Hancock Financial Services (since 2012); President and Chief Executive
Officer, Manulife Insurance Company (Manulife (Japan) (2005–2012), including prior positions).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Warren A. Thomson,[2] Born: 1955	2012	231

Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The
Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife
Asset Management (since 2001, including prior positions); Director (since 2006), and President and
Chief Executive Officer of Manulife Asset Management Limited (since 2013); Director and Chairman,
Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds, John Hancock
Variable Insurance Trust and John Hancock Funds II (since 2012).

Principal officers who are not Trustees

Name, year of birth	Officer
Position(s) held with fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Hugh McHaffie, Born: 1959	2009

President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services,
LLC and John Hancock Funds, LLC (since 2010); President, John Hancock Advisers, LLC (since 2012);
President, John Hancock Investment Management Services, LLC (since 2010). President (since 2012) and former Trustee (2010–2012), John Hancock retail funds; President, John Hancock Variable Insurance
Trust and John Hancock Funds II (since 2009).

Andrew G. Arnott, Born: 1971	2009

Executive Vice President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice
President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive
Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); Executive Vice
President, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2007, including prior positions).

Thomas M. Kinzler, Born: 1955	2006

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2006).

40	Technical Opportunities Fund | Annual report

Principal officers who are not Trustees (continued)

Name, year of birth	Officer
Position(s) held with fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2007).

Salvatore Schiavone, Born: 1965	2009

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust and John Hancock Funds II (since 2010 and 2007–2009, including prior positions).

John Hancock retail funds is comprised of John Hancock Funds III and 34 other John Hancock funds consisting of 24 series of other John Hancock trusts and 10 closed-end funds.

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation or removal.

2 Became a Trustee of the Trust effective December 1, 2012.

3 Member of Audit Committee.

4 Because Messrs. Bromley and Thomson are senior executives or directors and Mr. Boyle held prior positions as a senior executive and director of the Advisor and/or its affiliates, each of them is considered an “interested person,” as defined in the Investment Company Act of 1940, of the Trust.

Annual report | Technical Opportunities Fund	41

More information

Trustees	Investment advisor
James M. Oates, Chairperson	John Hancock Investment Management
Steven R. Pruchansky, Vice Chairperson	Services, LLC
Charles L. Bardelis*
James R. Boyle†	Subadvisor
Craig Bromley†	Wellington Management Company, LLP
Peter S. Burgess*
William H. Cunningham	Principal distributor
Grace K. Fey	John Hancock Funds, LLC
Theron S. Hoffman*
Deborah C. Jackson	Custodian
Hassell H. McClellan	State Street Bank and Trust Company
Gregory A. Russo
Warren A. Thomson†	Transfer agent
John Hancock Signature Services, Inc.
Officers
Hugh McHaffie	Legal counsel
President	K&L Gates LLP

Andrew G. Arnott	Independent registered
Executive Vice President	public accounting firm
PricewaterhouseCoopers LLP
Thomas M. Kinzler
Secretary and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

*Member of the Audit Committee

†Non-Independent Trustee

The fund’s proxy voting policies and procedures, as well as the fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund’s Form N-Q is available on our website and the SEC’s website, sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	Investment Operations	Investment Operations
	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	30 Dan Road
	Boston, MA 02205-5913	Canton, MA 02021

42	Technical Opportunities Fund | Annual report

800-225-5291
800-338-8080 EASI-Line
jhinvestments.com

This report is for the information of the shareholders of John Hancock Technical Opportunities Fund.
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	347A 7/13
MF150768	9/13

John Hancock

INVESTMENTS

John Hancock

Short Duration Credit Opportunities Fund

(formerly Multi Sector Bond Fund)

Annual Report

7.31.13

A look at performance

Total returns for the period ended July 31, 2013

									SEC 30-day	SEC 30-day
	Average annual total returns (%)				Cumulative total returns (%)				yield (%)	yield (%)
	with maximum sales charge				with maximum sales charge				subsidized	unsubsidized[1]

	1-year	5-year	10-year	Since inception[2]	1-year	5-year	10-year	Since inception[2]	as of 7-31-13	as of 7-31-13

Class A	–1.28	—	—	3.55	–1.28	—	—	13.99	3.05	0.92

Class I3	3.73	—	—	5.13	3.73	—	—	20.65	3.52	1.22

Class NAV[3]	3.88	—	—	5.31	3.88	—	—	21.41	3.66	3.66

Index†	1.73	—	—	3.97	1.73	—	—	15.71	—	—

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 4.50%.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. The fee waivers and expense limitations are contractual at least until 11-30-14 for Class A and Class I shares. Had the fee waivers and expense limitations not been in place, gross expenses would apply. For all other classes, the net expenses equal the gross expenses. The expense ratios are as follows:

	Class A	Class I	Class NAV
Net (%)	1.21	0.90	0.75
Gross (%)	1.39	0.99	0.75

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund’s website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

† Index is the Barclays 1-5 Year U.S. Credit Index.

See the following page for footnotes.

6	Short Duration Credit Opportunities Fund | Annual report

		With maximum	Without
	Start date	sales charge	sales charge	Index

Class I3	11-2-09	$12,065	$12,065	$11,571

Class NAV[3]	11-2-09	12,141	12,141	11,571

Barclays 1-5 Year U.S. Credit Index includes investment-grade corporate and international dollar-denominated bonds with maturities of 1 to 5 years.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values if they did.

Footnotes related to performance pages

1 Unsubsidized yields reflect what the yields would have been without the effects of waivers and reimbursements.

2 From 11-2-09.

3 For certain types of investors as described in the fund’s prospectuses.

Annual report | Short Duration Credit Opportunities Fund	7

Management’s discussion of

Fund performance

Stone Harbor Investment Partners LP

For the 12 months ended July 31, 2013, Class A shares of John Hancock Short Duration Credit Opportunities Fund posted a total return of 3.41%, excluding sales charges. For the same 12-month period, the nontraditional bond fund category as tracked by Morningstar, Inc. returned an average 2.64%.† During the same one-year period, the Barclays 1–5 Year U.S. Credit Index, the fund’s benchmark, gained 1.73%.

Performance in fixed-income markets was mixed over the past year. In the United States, Treasuries and AAA-rated debt significantly underperformed more credit-sensitive sectors of the market as longer-term U.S. Treasury rates, which began the period near record lows, climbed steadily higher. Part of that movement was driven by macroeconomic concerns, as investors closely watched the actions of Congress and the U.S. Federal Reserve for any potential changes in fiscal and monetary policies.

Against this backdrop, the fund’s low duration benefited relative performance versus its benchmark index and broader peer group. Duration measures the fund’s interest-rate sensitivity and is generally expressed in years; the price of a shorter-duration bond typically declines less than a longer-duration bond as interest rates rise. Our focus on higher-yielding sectors also contributed to performance. High yield was one of the best-performing segments of the market over the fund’s fiscal year, and the fund’s significant overweight position boosted returns. Prices in the high-yield bond market tend to be driven more by macroeconomic and company-specific fundamentals than by interest-rate movements, and as the economy continued to improve over the year, high yield performed well. The fund’s exposure to leveraged loans also contributed to gains over the period. The fund’s modest allocation to emerging-market debt, a sector that posted a loss over the trailing 12 months, detracted slightly from relative performance, as did our use of investment-grade and high-yield credit default swap index positions to hedge against potential volatility in the credit markets that might have emerged in the wake of the Cyprus default in Europe and the sequester in the United States.

This commentary reflects the views of the portfolio managers through the end of the period discussed in this report. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

† Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

8	Short Duration Credit Opportunities Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

▪ Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses, including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund’s actual ongoing operating expenses and is based on the fund’s actual return. It assumes an account value of $1,000.00 on February 1, 2013, with the same investment held until July 31, 2013.

	Account value	Ending value	Expenses paid during
	on 2-1-13	on 7-31-13	period ended 7-31-13[1]

Class A	$1,000.00	$997.90	$5.99

Class I	1,000.00	999.30	4.46

Class NAV	1,000.00	1,000.10	3.67

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2013, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Short Duration Credit Opportunities Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund’s actual return). It assumes an account value of $1,000.00 on February 1, 2013, with the same investment held until July 31, 2013. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value	Ending value	Expenses paid during
	on 2-1-13	on 7-31-13	period ended 7-31-13[1]

Class A	$1,000.00	$1,018.80	$6.06

Class I	1,000.00	1,020.30	4.51

Class NAV	1,000.00	1,021.10	3.71

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1 Expenses are equal to the fund’s annualized expense ratio of 1.21%, 0.90% and 0.74% for Class A, Class I and Class NAV shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

10	Short Duration Credit Opportunities Fund | Annual report

Portfolio summary

Portfolio Composition[1]

Corporate Bonds	42.5%	U.S. Government Agency	2.2%

Term Loans	19.9%	Convertible Bonds	1.7%

Collateralized Mortgage Obligations	16.6%	Structured Notes	0.2%

Foreign Government Obligations	9.5%	Preferred Securities	0.2%

Asset-Backed Securities	3.3%	Short-Term Investments & Other	3.9%

Quality Composition[1,2]

U.S. Government Agency	2.2%	B	20.8%

AAA	4.3%	CCC & Below	4.7%

AA	1.2%	Equity	0.2%

A	12.4%	Not Rated	6.5%

BBB	31.7%	Short-Term Investments & Other	3.9%

BB	12.1%

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if the creditor is unable or unwilling to make principal or interest payments. Investments in higher-yielding, lower-rated securities include a higher risk of default. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Currency transactions are affected by fluctuations in exchange rates. The use of hedging and derivatives could produce disproportionate gains or losses and may increase costs. Mortgage- and asset-backed securities may be sensitive to changes in interest rates, and may be subject to early repayment and the market’s perception of issuer creditworthiness. Illiquid securities may be difficult to sell at a price approximating their value. Loan participations and assignments involve additional risks, including credit, interest-rate, counterparty, liquidity, and lending risks. A portfolio concentrated in one sector or that holds a limited number of securities may fluctuate more than a diversified portfolio. Please see the fund’s prospectus for additional risks.

1 As a percentage of net assets on 7-31-13.

2 Ratings are from Moody’s Investors Service, Inc. If not available, we have used Standard & Poor’s Ratings Services. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not Rated” securities are those with no ratings available from these agencies. All ratings are as of 7-31-13 and do not reflect subsequent downgrades or upgrades, if any.

Annual report | Short Duration Credit Opportunities Fund	11

Fund’s investments

As of 7-31-13

		Maturity
	Rate (%)	date	Par value^	Value
Corporate Bonds 42.5%			$492,411,449

(Cost $493,802,837)

Consumer Discretionary 7.0%			81,195,795

Auto Components 0.1%

The Goodyear Tire & Rubber Company	6.500	03-01-21	415,000	434,159

The Goodyear Tire & Rubber Company	7.000	05-15-22	190,000	201,875

Automobiles 0.7%

Chrysler Group LLC	8.000	06-15-19	465,000	507,431

Ford Motor Credit Company LLC	8.125	01-15-20	3,600,000	4,428,813

Hyundai Capital Services, Inc. (S)	6.000	05-05-15	3,125,000	3,359,413

Distributors 0.0%

Burlington Holdings LLC, PIK (S)	9.000	02-15-18	290,000	299,425

Diversified Consumer Services 0.2%

Outerwall, Inc. (S)	6.000	03-15-19	595,000	603,925

SSI Investments II, Ltd.	11.125	06-01-18	425,000	468,563

The ServiceMaster Company	7.000	08-15-20	175,000	162,969

The ServiceMaster Company	7.450	08-15-27	250,000	207,500

The ServiceMaster Company	8.000	02-15-20	324,000	316,710

Hotels, Restaurants & Leisure 0.7%

Boyd Gaming Corp.	9.125	12-01-18	530,000	564,450

Isle of Capri Casinos, Inc.	5.875	03-15-21	980,000	950,600

Landry’s, Inc. (S)	9.375	05-01-20	585,000	633,263

Marriott International, Inc.	3.000	03-01-19	3,250,000	3,292,985

MGM Resorts International	6.625	12-15-21	905,000	954,775

Pinnacle Entertainment, Inc.	8.750	05-15-20	395,000	427,588

PNK Finance Corp. (C)(S)	6.375	08-01-21	210,000	211,313

RHP Hotel Properties LP (S)	5.000	04-15-21	490,000	480,200

Household Durables 0.1%

American Standard Americas (S)	10.750	01-15-16	260,000	273,975

Lennar Corp. (S)	5.000	11-15-22	455,000	436,800

Norcraft Companies LP	10.500	12-15-15	565,000	587,600

Household Products 0.0%

Spectrum Brands Escrow Corp. (S)	6.375	11-15-20	520,000	552,500

Media 3.9%

Allbritton Communications Company	8.000	05-15-18	480,000	519,000

AMC Networks, Inc.	7.750	07-15-21	375,000	420,000

British Sky Broadcasting Group PLC (S)	3.125	11-26-22	3,275,000	3,077,874

12	Short Duration Credit Opportunities Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value
Media (continued)

Cablevision Systems Corp.	7.750	04-15-18	615,000	$684,188

Cablevision Systems Corp.	8.000	04-15-20	305,000	344,650

CBS Corp.	4.850	07-01-42	3,375,000	3,126,583

CCO Holdings LLC	5.125	02-15-23	200,000	183,000

CCO Holdings LLC	6.625	01-31-22	645,000	659,513

Comcast Corp.	4.250	01-15-33	3,375,000	3,252,356

DIRECTV Holdings LLC	6.000	08-15-40	3,100,000	3,061,957

Discovery Communications LLC	3.300	05-15-22	3,250,000	3,124,391

DISH DBS Corp.	5.000	03-15-23	1,820,000	1,706,250

DISH DBS Corp.	5.875	07-15-22	340,000	339,150

Globo Comunicacao e Participacoes SA
(6.250% to 7-20-15, then 9.375%
thereafter) (Q)	6.250	07-20-15	100,000	104,000

Gray Television, Inc.	7.500	10-01-20	550,000	578,875

Mediacom LLC	7.250	02-15-22	570,000	607,050

Myriad International Holdings BV (S)	6.000	07-18-20	200,000	206,500

Nara Cable Funding, Ltd. (S)	8.875	12-01-18	510,000	535,500

NBCUniversal Media LLC	4.375	04-01-21	2,850,000	3,089,397

News America, Inc.	6.650	11-15-37	2,725,000	3,185,356

Nexstar Broadcasting, Inc. (S)	6.875	11-15-20	470,000	486,450

Omnicom Group, Inc.	4.450	08-15-20	2,950,000	3,136,107

Pearson Funding Five PLC (S)	3.250	05-08-23	1,525,000	1,408,545

Pearson Funding Four PLC (S)	3.750	05-08-22	1,675,000	1,630,711

Quebecor Media, Inc.	5.750	01-15-23	555,000	542,513

Radio One, Inc., PIK	12.500	05-24-16	740,496	744,198

Sinclair Television Group, Inc.	6.125	10-01-22	340,000	343,400

The Interpublic Group of Companies, Inc.	4.000	03-15-22	3,250,000	3,161,639

Time Warner, Inc.	7.700	05-01-32	2,425,000	3,150,926

Unitymedia KabelBW GmbH	9.500	03-15-21	EUR 400,000	602,648

Univision Communications, Inc. (S)	7.875	11-01-20	445,000	488,388

Univision Communications, Inc. (S)	8.500	05-15-21	575,000	632,500

Multiline Retail 0.7%

Macy’s Retail Holdings, Inc.	3.875	01-15-22	4,575,000	4,637,069

Macy’s Retail Holdings, Inc.	6.900	04-01-29	175,000	202,627

Nordstrom, Inc.	7.000	01-15-38	2,500,000	3,229,140

The Bon-Ton Department Stores, Inc. (S)	8.000	06-15-21	490,000	503,475

Specialty Retail 0.5%

AutoZone, Inc.	3.700	04-15-22	3,125,000	3,071,931

Express LLC	8.750	03-01-18	490,000	525,525

GRD Holdings III Corp. (S)	10.750	06-01-19	280,000	300,300

L Brands, Inc.	6.950	03-01-33	125,000	125,000

Petco Holdings Inc., PIK (S)	8.500	10-15-17	350,000	358,750

RadioShack Corp.	6.750	05-15-19	220,000	152,900

The Home Depot, Inc.	2.700	04-01-23	1,525,000	1,450,818

Textiles, Apparel & Luxury Goods 0.1%

Levi Strauss & Company	6.875	05-01-22	500,000	550,000

Quiksilver, Inc. (S)	7.875	08-01-18	330,000	344,850

Quiksilver, Inc. (S)	10.000	08-01-20	245,000	252,963

See notes to financial statements	Annual report | Short Duration Credit Opportunities Fund	13

		Maturity
	Rate (%)	date	Par value^	Value
Consumer Staples 3.0%				$35,327,594

Beverages 0.4%

Diageo Investment Corp.	2.875	05-11-22	1,625,000	1,574,931

SABMiller Holdings, Inc. (S)	3.750	01-15-22	3,100,000	3,160,301

Food & Staples Retailing 0.5%

Bakkavor Finance 2 PLC	8.250	02-15-18	GBP 100,000	157,449

Cencosud SA (S)	5.500	01-20-21	150,000	152,268

CVS Caremark Corp.	4.125	05-15-21	750,000	796,771

CVS Pass-Through Trust	6.036	12-10-28	1,768,274	1,971,119

Hawk Acquisition Sub, Inc. (S)	4.250	10-15-20	510,000	489,600

New Albertsons, Inc.	8.000	05-01-31	1,350,000	1,053,000

R&R PLC, PIK	9.250	05-15-18	EUR 525,000	719,387

The Kroger Company	5.150	08-01-43	975,000	977,478

Food Products 0.8%

B&G Foods, Inc.	4.625	06-01-21	505,000	487,956

Boparan Finance PLC	9.750	04-30-18	EUR 225,000	330,085

Brickman Group Holdings, Inc. (S)	9.125	11-01-18	440,000	473,000

Chiquita Brands International, Inc. (S)	7.875	02-01-21	605,000	642,813

ConAgra Foods, Inc.	4.650	01-25-43	3,225,000	3,083,945

Corporacion Azucarera del Peru SA (S)	6.375	08-02-22	100,000	98,750

Dean Foods Company	9.750	12-15-18	635,000	721,519

Del Monte Corp.	7.625	02-15-19	745,000	778,525

Grupo Bimbo SAB de CV (S)	4.875	06-30-20	200,000	212,916

IOI Investment L BHD	4.375	06-27-22	200,000	190,018

Mriya Agro Holding PLC (S)	9.450	04-19-18	200,000	186,000

Pilgrim’s Pride Corp.	7.875	12-15-18	495,000	535,838

Post Holdings, Inc. (S)	7.375	02-15-22	30,000	32,175

Post Holdings, Inc.	7.375	02-15-22	700,000	750,750

Shearer’s Foods LLC (S)	9.000	11-01-19	385,000	411,469

Smithfield Foods, Inc.	6.625	08-15-22	610,000	645,075

Household Products 0.1%

NBTY, Inc.	9.000	10-01-18	205,000	227,038

Reynolds Group Issuer, Inc.	9.875	08-15-19	635,000	685,800

The Sun Products Corp. (S)	7.750	03-15-21	505,000	515,100

Personal Products 0.1%

Elizabeth Arden, Inc.	7.375	03-15-21	475,000	513,000

First Quality Finance Company, Inc. (S)	4.625	05-15-21	260,000	247,650

Hypermarcas SA (S)	6.500	04-20-21	179,000	179,224

Tobacco 1.1%

Altria Group, Inc.	2.850	08-09-22	3,375,000	3,117,157

Lorillard Tobacco Company	6.875	05-01-20	2,650,000	3,056,719

Philip Morris International, Inc.	1.125	08-21-17	3,175,000	3,106,188

Reynolds American, Inc.	6.750	06-15-17	2,625,000	3,046,580

Energy 7.0%			81,240,538

Energy Equipment & Services 1.1%

Basic Energy Services, Inc.	7.750	02-15-19	475,000	479,750

Basic Energy Services, Inc.	7.750	10-15-22	400,000	397,000

14	Short Duration Credit Opportunities Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value
Energy Equipment & Services (continued)

GeoPark Latin America, Ltd.
Agencia en Chile (S)	7.500	02-11-20	200,000	$204,000

Hornbeck Offshore Services, Inc. (S)	5.000	03-01-21	300,000	288,000

National Oilwell Varco, Inc.	2.600	12-01-22	1,675,000	1,576,121

Offshore Group Investment, Ltd. (S)	7.125	04-01-23	700,000	701,750

Pacific Drilling SA (S)	5.375	06-01-20	560,000	548,800

Parker Drilling Company (S)	7.500	08-01-20	200,000	200,500

Parker Drilling Company	9.125	04-01-18	550,000	588,500

SESI LLC	6.375	05-01-19	409,000	431,495

SESI LLC	7.125	12-15-21	320,000	348,800

Transocean, Inc.	6.375	12-15-21	3,000,000	3,387,735

Trinidad Drilling, Ltd. (S)	7.875	01-15-19	475,000	503,500

Weatherford International, Ltd.	7.000	03-15-38	2,955,000	3,187,231

Oil, Gas & Consumable Fuels 5.9%

Access Midstream Partners LP	4.875	05-15-23	440,000	418,000

Anadarko Petroleum Corp.	6.375	09-15-17	2,725,000	3,177,772

Apache Corp.	4.750	04-15-43	1,845,000	1,786,945

Arch Coal, Inc.	7.250	06-15-21	595,000	480,463

Atlas Pipeline Partners LP (S)	4.750	11-15-21	565,000	518,388

Bonanza Creek Energy, Inc.	6.750	04-15-21	475,000	486,875

BP Capital Markets PLC	2.750	05-10-23	3,475,000	3,233,011

Calumet Specialty Products Partners LP	9.375	05-01-19	205,000	223,963

Calumet Specialty Products Partners LP	9.625	08-01-20	280,000	309,400

Chesapeake Energy Corp.	3.250	03-15-16	550,000	548,625

Cloud Peak Energy Resources LLC	8.500	12-15-19	505,000	545,400

CONSOL Energy, Inc.	8.250	04-01-20	695,000	748,863

Cosan Luxembourg SA (S)	5.000	03-14-23	200,000	187,500

Ecopetrol SA	7.625	07-23-19	25,000	29,750

El Paso Pipeline Partners Operating
Company LLC	4.700	11-01-42	2,725,000	2,470,768

Encana Corp.	6.625	08-15-37	1,150,000	1,332,694

Enterprise Products Operating LLC	3.350	03-15-23	3,200,000	3,089,405

EP Energy LLC	6.875	05-01-19	385,000	411,950

EP Energy LLC	9.375	05-01-20	415,000	471,025

Forest Oil Corp.	7.250	06-15-19	490,000	483,875

Forest Oil Corp. (S)	7.500	09-15-20	320,000	311,200

Gazprom OAO (S)	4.950	02-06-28	214,000	187,250

Gazprom OAO	9.250	04-23-19	504,000	617,400

Indo Energy Finance II BV (S)	6.375	01-24-23	300,000	253,500

Intergas Finance BV	6.375	05-14-17	269,000	289,565

KazMunayGas National Company	6.375	04-09-21	350,000	379,750

KazMunayGas National Company (S)	6.375	04-09-21	200,000	217,000

KazMunayGas National Company (S)	9.125	07-02-18	1,213,000	1,476,828

KazMunayGas National Company	11.750	01-23-15	215,000	241,875

Kinder Morgan Energy Partners LP (C)	2.650	02-01-19	3,250,000	3,267,379

Kodiak Oil & Gas Corp. (S)	5.500	01-15-21	325,000	327,438

Laredo Petroleum, Inc.	7.375	05-01-22	295,000	311,225

Linn Energy LLC	7.750	02-01-21	560,000	565,600

See notes to financial statements	Annual report | Short Duration Credit Opportunities Fund	15

		Maturity
	Rate (%)	date	Par value^	Value
Oil, Gas & Consumable Fuels (continued)

MEG Energy Corp. (S)	6.375	01-30-23	535,000	$535,000

Midstates Petroleum Company, Inc. (S)	10.750	10-01-20	540,000	561,600

Novatek Finance, Ltd. (S)	6.604	02-03-21	218,000	236,225

Oasis Petroleum, Inc.	7.250	02-01-19	590,000	629,825

Pacific Rubiales Energy Corp. (S)	5.125	03-28-23	123,000	115,989

Peabody Energy Corp.	6.250	11-15-21	765,000	749,700

Pemex Project Funding Master Trust	6.625	06-15-35	376,000	402,320

Pertamina Persero PT	6.000	05-03-42	200,000	172,500

Petrobras International Finance Company	2.875	02-06-15	42,000	42,658

Petroleos de Venezuela SA	4.900	10-28-14	1,701,574	1,601,181

Petroleos de Venezuela SA	5.000	10-28-15	75,515	66,642

Petroleos de Venezuela SA	5.000	10-28-15	32,114	28,341

Petroleos de Venezuela SA	5.250	04-12-17	182,800	149,896

Petroleos de Venezuela SA	8.500	11-02-17	13,672,700	12,578,884

Petroleos Mexicanos (S)	7.650	11-24-21	MXN 5,250,000	433,473

Petroliam Nasional BHD	7.625	10-15-26	100,000	128,258

Petronas Capital, Ltd.	7.875	05-22-22	763,000	980,824

Phillips 66	4.300	04-01-22	3,175,000	3,271,657

Pioneer Natural Resources Company	3.950	07-15-22	3,250,000	3,225,290

QEP Resources, Inc.	5.375	10-01-22	485,000	481,363

Rosneft Oil Company	3.149	03-06-17	200,000	197,750

Sabine Pass Liquefaction LLC (S)	5.625	02-01-21	590,000	581,888

Sabine Pass LNG LP	7.500	11-30-16	450,000	495,000

Samson Investment Company (S)	10.000	02-15-20	625,000	662,500

SandRidge Energy, Inc.	8.750	01-15-20	850,000	892,500

Sibur Securities, Ltd. (S)	3.914	01-31-18	200,000	190,500

Sinopec Capital 2013, Ltd. (S)	3.125	04-24-23	232,000	209,282

Sinopec Group Overseas Development
2012, Ltd.	3.900	05-17-22	200,000	196,025

Sinopec Group Overseas Development 2012,
Ltd. (S)	4.875	05-17-42	200,000	187,421

State Oil Company of the Azerbaijan Republic	5.450	02-09-17	200,000	209,500

Tesoro Logistics LP (S)	6.125	10-15-21	450,000	454,500

TransCanada Pipelines, Ltd.	7.250	08-15-38	3,471,000	4,517,524

Valero Energy Corp.	6.625	06-15-37	2,750,000	3,078,127

Venoco, Inc.	8.875	02-15-19	525,000	523,031

Zhaikmunai LP (S)	7.125	11-13-19	200,000	209,500

Financials 12.2%			141,170,990

Capital Markets 0.7%

Alphabet Holding Company, Inc., PIK	7.750	11-01-17	255,000	263,925

Morgan Stanley	4.875	11-01-22	4,575,000	4,589,215

The Goldman Sachs Group, Inc.	5.250	07-27-21	3,100,000	3,346,611

Commercial Banks 3.8%

Abbey National Treasury Services PLC	4.000	04-27-16	3,125,000	3,315,541

Banco de Credito del Peru (S)	4.250	04-01-23	43,000	39,345

Banco de Credito del Peru	5.375	09-16-20	60,000	61,800

16	Short Duration Credit Opportunities Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value
Commercial Banks (continued)

Banco do Brasil SA/Cayman Island (6.250%
to 4-15-24, then 10 Year U.S. Treasury
+ 4.398%) (Q)(S)	6.250	04-15-24	200,000	$166,000

Bancolombia SA	5.125	09-11-22	104,000	96,720

Bank of Nova Scotia	1.450	04-25-18	3,175,000	3,089,437

BBVA Banco Continental SA (S)	5.000	08-26-22	50,000	49,000

Brazil Loan Trust 1 (S)	5.477	07-24-23	1,093,953	1,133,795

CIT Group, Inc.	5.000	08-15-22	310,000	307,288

CIT Group, Inc.	5.250	03-15-18	520,000	552,500

Fifth Third Bancorp	3.625	01-25-16	3,200,000	3,379,386

HSBC Holdings PLC	6.500	09-15-37	2,850,000	3,247,447

ICICI Bank, Ltd.	4.700	02-21-18	200,000	204,414

Intesa Sanpaolo SpA	3.125	01-15-16	8,100,000	8,030,656

LBG Capital No.1 PLC	6.439	05-23-20	EUR 400,000	536,131

Mizuho Corporate Bank, Ltd. (S)	2.950	10-17-22	3,500,000	3,198,542

PNC Bank NA	4.875	09-21-17	2,700,000	2,999,057

PNC Funding Corp.	5.125	02-08-20	1,625,000	1,817,398

Russian Agricultural Bank OJSC	7.750	05-29-18	226,000	254,250

Santander Holdings USA, Inc.	3.000	09-24-15	3,225,000	3,318,525

Societe Generale SA (S)	5.750	04-20-16	3,325,000	3,570,594

Standard Chartered PLC (6.409% to 1-30-17,
then 3 month LIBOR + 1.510%) (Q)(S)	6.409	01-30-17	3,500,000	3,563,000

Turkiye Garanti Bankasi AS (S)	5.250	09-13-22	200,000	181,000

VTB Capital SA	6.875	05-29-18	234,000	250,965

VTB Capital SA	6.950	10-17-22	200,000	201,500

Consumer Finance 0.4%

Ally Financial, Inc.	8.000	11-01-31	395,000	472,025

Capital One Financial Corp.	4.750	07-15-21	500,000	532,938

Capital One Financial Corp.	6.150	09-01-16	3,635,000	4,065,777

Diversified Financial Services 3.3%

Aviation Capital Group Corp. (S)	6.750	04-06-21	2,925,000	3,130,566

Bank of America Corp.	5.000	05-13-21	5,225,000	5,620,684

BM&FBovespa SA (S)	5.500	07-16-20	150,000	155,250

Citigroup, Inc.	5.000	09-15-14	2,350,000	2,442,574

Citigroup, Inc.	5.500	02-15-17	4,875,000	5,343,141

Citigroup, Inc.	8.500	05-22-19	1,475,000	1,882,714

Countrywide Financial Corp.	6.250	05-15-16	1,325,000	1,455,868

Dubai Holding Commercial Operations
MTN, Ltd.	6.000	02-01-17	GBP 150,000	232,181

European Bank for Reconstruction
& Development	7.200	06-08-16	IDR 780,000,000	72,641

European Investment Bank (Z)	Zero	12-31-18	ZAR 1,480,000	99,642

General Electric Capital Corp.	6.750	03-15-32	1,225,000	1,477,123

Gruposura Finance (S)	5.700	05-18-21	201,000	205,020

Inter-American Development Bank (Z)	Zero	08-20-15	IDR 8,050,000,000	671,201

International Lease Finance Corp. (S)	6.500	09-01-14	2,925,000	3,060,281

International Lease Finance Corp.	8.250	12-15-20	501,000	579,908

JPMorgan Chase & Company	6.000	01-15-18	2,700,000	3,105,986

See notes to financial statements	Annual report | Short Duration Credit Opportunities Fund	17

		Maturity
	Rate (%)	date	Par value^	Value
Diversified Financial Services (continued)

Merrill Lynch & Company, Inc.	6.050	05-16-16	3,530,000	$3,870,126

Nationstar Mortgage LLC	6.500	07-01-21	305,000	304,238

Provident Funding Associates LP (S)	6.750	06-15-21	200,000	202,500

Provident Funding Associates LP (S)	10.125	02-15-19	350,000	390,250

Rabobank Nederland NV	3.950	11-09-22	3,325,000	3,196,841

Sinochem Overseas Capital Company, Ltd. (S)	4.500	11-12-20	865,000	871,787

Sinochem Overseas Capital Company, Ltd.	4.500	11-12-20	236,000	237,852

Insurance 2.4%

Aegon NV	4.625	12-01-15	3,025,000	3,253,369

American Equity Investment Life
Holding Company	6.625	07-15-21	305,000	315,675

AXA SA	8.600	12-15-30	2,195,000	2,658,534

Boardwalk Pipelines LP	3.375	02-01-23	3,425,000	3,169,663

Burlington Northern Santa Fe LLC	4.400	03-15-42	3,315,000	3,118,059

Fairfax Financial Holdings, Ltd. (S)	5.800	05-15-21	2,925,000	3,010,969

Fidelity National Financial, Inc.	6.600	05-15-17	1,475,000	1,632,008

Genworth Financial, Inc.	7.625	09-24-21	3,270,000	3,926,936

Hartford Financial Services Group, Inc.	6.000	01-15-19	2,950,000	3,381,626

ING US, Inc. (S)	2.900	02-15-18	3,250,000	3,242,938

Real Estate Investment Trusts 1.5%

Boston Properties LP	3.850	02-01-23	3,150,000	3,117,416

Corporate Office Properties LP (S)	3.600	05-15-23	1,525,000	1,413,649

DDR Corp.	7.875	09-01-20	2,600,000	3,209,419

Kimco Realty Corp.	4.300	02-01-18	2,975,000	3,223,216

Simon Property Group LP	3.375	03-15-22	1,450,000	1,443,856

WEA Finance LLC (S)	6.750	09-02-19	3,950,000	4,701,318

Real Estate Management & Development 0.1%

BR Malls International Finance, Ltd. (Q)	8.500	01-21-16	60,000	59,552

BR Malls International Finance, Ltd. (Q)(S)	8.500	01-21-16	50,000	49,631

Country Garden Holdings Company, Ltd. (S)	7.500	01-10-23	200,000	185,500

Emaar Sukuk, Ltd.	6.400	07-18-19	200,000	213,500

Kaisa Group Holdings, Ltd. (S)	8.875	03-19-18	200,000	191,500

Thrifts & Mortgage Finance 0.0%

Alfa Bank OJSC (S)	7.500	09-26-19	200,000	209,500

Health Care 2.4%			27,490,183

Health Care Equipment & Supplies 0.2%

Biomet, Inc.	6.500	08-01-20	765,000	803,250

Hologic, Inc.	6.250	08-01-20	450,000	476,438

Kinetic Concepts, Inc.	10.500	11-01-18	530,000	583,000

Kinetic Concepts, Inc.	12.500	11-01-19	370,000	390,813

Universal Hospital Services, Inc.	7.625	08-15-20	280,000	296,100

Health Care Providers & Services 1.4%

Emergency Medical Services Corp.	8.125	06-01-19	575,000	623,875

Express Scripts Holding Company	4.750	11-15-21	2,975,000	3,195,406

Fresenius Medical Care US Finance II, Inc. (S)	5.875	01-31-22	550,000	580,250

HCA Holdings, Inc.	7.750	05-15-21	250,000	271,875

18	Short Duration Credit Opportunities Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value
Health Care Providers & Services (continued)

HCA, Inc.	7.500	02-15-22	650,000	$732,875

Health Management Associates, Inc.	7.375	01-15-20	455,000	515,288

HealthSouth Corp.	8.125	02-15-20	375,000	410,625

Humana, Inc.	8.150	06-15-38	2,500,000	3,303,275

IASIS Healthcare LLC	8.375	05-15-19	530,000	556,500

Prospect Medical Holdings, Inc. (S)	8.375	05-01-19	615,000	645,750

Radiation Therapy Services, Inc.	9.875	04-15-17	475,000	330,125

United Surgical Partners International, Inc.	9.000	04-01-20	555,000	614,663

UnitedHealth Group, Inc.	5.800	03-15-36	4,030,000	4,532,335

Pharmaceuticals 0.8%

AbbVie, Inc. (S)	1.750	11-06-17	3,200,000	3,163,443

Actavis, Inc.	3.250	10-01-22	1,650,000	1,576,389

Allergan, Inc.	3.375	09-15-20	3,050,000	3,120,345

VPII Escrow Corp. (S)	6.750	08-15-18	265,000	279,575

VPII Escrow Corp. (S)	7.500	07-15-21	455,000	487,988

Industrials 2.3%			26,373,007

Aerospace & Defense 0.6%

Erickson Air-Crane, Inc. (S)	8.250	05-01-20	495,000	499,950

L-3 Communications Corp.	4.750	07-15-20	2,925,000	3,072,751

Northrop Grumman Corp.	1.750	06-01-18	3,100,000	3,039,054

TransDigm, Inc. (S)	5.500	10-15-20	375,000	366,563

Air Freight & Logistics 0.0%

Park-Ohio Industries, Inc.	8.125	04-01-21	275,000	298,375

Building Products 0.3%

Cleaver-Brooks, Inc. (S)	8.750	12-15-19	460,000	494,500

Griffon Corp.	7.125	04-01-18	700,000	736,750

Owens Corning	7.000	12-01-36	2,225,000	2,362,087

Commercial Services & Supplies 0.4%

ACCO Brands Corp.	6.750	04-30-20	615,000	631,144

Clean Harbors, Inc.	5.250	08-01-20	160,000	164,000

TransUnion Holding Company, Inc.	9.625	06-15-18	170,000	184,450

Waste Management, Inc.	4.600	03-01-21	2,878,000	3,074,691

Construction & Engineering 0.1%

Aguila 3 SA (C)(S)	7.875	01-31-18	265,000	273,068

China Overseas Finance Cayman II, Ltd.	5.500	11-10-20	200,000	207,703

MasTec, Inc.	4.875	03-15-23	650,000	611,000

Containers & Packaging 0.1%

Ardagh Packaging Finance PLC	9.250	10-15-20	EUR 550,000	782,911

Electrical Equipment 0.3%

ABB Finance USA, Inc.	2.875	05-08-22	3,375,000	3,251,114

Faenza GmbH (C)(S)	8.250	08-15-21	EUR 425,000	571,731

Household Durables 0.0%

RSI Home Products, Inc. (S)	6.875	03-01-18	385,000	396,550

Industrial Conglomerates 0.0%

Odebrecht Finance, Ltd. (S)	5.125	06-26-22	200,000	195,000

See notes to financial statements	Annual report | Short Duration Credit Opportunities Fund	19

		Maturity
	Rate (%)	date	Par value^	Value
Machinery 0.1%

The Manitowoc Company, Inc.	8.500	11-01-20	175,000	$196,875

Xerium Technologies, Inc.	8.875	06-15-18	350,000	351,750

Road & Rail 0.3%

Canadian National Railway Company	2.850	12-15-21	3,150,000	3,089,602

Trading Companies & Distributors 0.1%

Aircastle, Ltd.	6.750	04-15-17	500,000	541,250

American Builders & Contractors Supply
Company, Inc. (S)	5.625	04-15-21	345,000	344,138

HD Supply, Inc. (S)	7.500	07-15-20	600,000	636,000

Information Technology 2.0%			22,698,400

Communications Equipment 0.1%

CommScope, Inc. (S)	8.250	01-15-19	535,000	587,163

Computers & Peripherals 0.3%

Apple, Inc.	2.400	05-03-23	3,475,000	3,190,922

NCR Corp.	5.000	07-15-22	575,000	556,313

Electronic Equipment, Instruments & Components 0.1%

CPI International, Inc.	8.000	02-15-18	490,000	503,475

Internet Software & Services 0.3%

Baidu, Inc. (C)	3.250	08-06-18	3,625,000	3,636,411

Tencent Holdings, Ltd. (S)	3.375	03-05-18	200,000	202,061

IT Services 0.3%

Cielo SA	3.750	11-16-22	200,000	175,000

iGATE Corp.	9.000	05-01-16	355,000	382,956

The Western Union Company	2.875	12-10-17	3,175,000	3,197,387

Semiconductors & Semiconductor Equipment 0.5%

Altera Corp.	1.750	05-15-17	4,825,000	4,781,010

Amkor Technology, Inc. (S)	6.375	10-01-22	85,000	84,363

Amkor Technology, Inc.	6.375	10-01-22	605,000	601,975

Magnachip Semiconductor Corp. (S)	6.625	07-15-21	505,000	506,263

STATS ChipPAC, Ltd. (S)	4.500	03-20-18	200,000	196,500

Software 0.4%

First Data Corp. (S)	6.750	11-01-20	265,000	276,594

First Data Corp. (S)	7.375	06-15-19	225,000	236,250

First Data Corp.	12.625	01-15-21	600,000	657,750

Infor US, Inc.	11.500	07-15-18	630,000	726,075

Nuance Communications, Inc. (S)	5.375	08-15-20	500,000	487,500

Oracle Corp.	2.375	01-15-19	1,700,000	1,712,432

Materials 2.3%			26,670,280

Chemicals 0.9%

Braskem Finance, Ltd. (Q)(S)	7.375	10-04-15	100,000	94,750

Cabot Corp.	3.700	07-15-22	3,425,000	3,312,759

Chemtura Corp.	5.750	07-15-21	315,000	313,425

Hexion US Finance Corp. (S)	6.625	04-15-20	355,000	362,988

Hexion US Finance Corp.	6.625	04-15-20	505,000	516,363

Ineos Finance PLC (S)	8.375	02-15-19	410,000	449,975

LyondellBasell Industries NV	6.000	11-15-21	3,300,000	3,780,513

20	Short Duration Credit Opportunities Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value
Chemicals (continued)

Mexichem SAB de CV (S)	4.875	09-19-22	200,000	$197,000

Momentive Performance Materials, Inc.	8.875	10-15-20	475,000	505,875

Trinseo Materials Operating SCA (S)	8.750	02-01-19	910,000	903,175

Construction Materials 0.0%

Cementos Pacasmayo SAA (S)	4.500	02-08-23	100,000	93,000

Cemex Finance LLC (S)	9.375	10-12-22	200,000	224,000

Containers & Packaging 0.1%

ARD Finance SA, PIK (S)	11.125	06-01-18	413,068	446,113

Cascades, Inc.	7.750	12-15-17	450,000	472,500

Sealed Air Corp. (S)	8.375	09-15-21	645,000	732,075

Metals & Mining 1.1%

APERAM (S)	7.375	04-01-16	275,000	264,688

APERAM (S)	7.750	04-01-18	250,000	236,250

Cia Minera Milpo SAA (S)	4.625	03-28-23	200,000	184,500

Corporacion Nacional del Cobre de Chile (S)	3.000	07-17-22	469,000	432,267

Corporacion Nacional del Cobre de Chile (S)	4.250	07-17-42	200,000	166,179

Corporacion Nacional del Cobre de Chile	6.150	10-24-36	803,000	878,369

Ferrexpo Finance PLC (S)	7.875	04-07-16	200,000	187,330

Freeport-McMoRan Copper & Gold, Inc. (S)	3.875	03-15-23	3,050,000	2,761,851

Gold Fields Orogen Holding BVI, Ltd.	4.875	10-07-20	200,000	164,869

Metalloinvest Finance, Ltd. (S)	6.500	07-21-16	203,000	212,643

Newmont Mining Corp.	6.250	10-01-39	2,850,000	2,714,990

Samarco Mineracao SA (S)	4.125	11-01-22	200,000	176,000

Severstal OAO (S)	5.900	10-17-22	200,000	184,500

Southern Copper Corp.	5.250	11-08-42	100,000	79,540

Taseko Mines, Ltd.	7.750	04-15-19	280,000	282,800

Vale Overseas, Ltd.	5.625	09-15-19	2,950,000	3,202,243

Vedanta Resources PLC (S)	6.000	01-31-19	205,000	199,875

Vedanta Resources PLC (S)	8.250	06-07-21	204,000	213,180

Volcan Cia Minera SAA (S)	5.375	02-02-22	58,000	56,695

Paper & Forest Products 0.2%

Ainsworth Lumber Company, Ltd. (S)	7.500	12-15-17	450,000	477,000

Louisiana-Pacific Corp.	7.500	06-01-20	600,000	660,000

Mercer International, Inc.	9.500	12-01-17	500,000	530,000

Telecommunication Services 1.9%			21,900,883

Diversified Telecommunication Services 1.3%

CenturyLink, Inc.	5.800	03-15-22	590,000	587,050

CenturyLink, Inc.	7.650	03-15-42	295,000	278,775

Cincinnati Bell, Inc.	8.375	10-15-20	610,000	643,550

Cincinnati Bell, Inc.	8.750	03-15-18	470,000	488,800

Crown Castle International Corp.	5.250	01-15-23	455,000	437,938

CyrusOne LP	6.375	11-15-22	600,000	630,000

Frontier Communications Corp.	9.000	08-15-31	1,259,000	1,227,525

Intelsat Jackson Holdings SA	7.250	04-01-19	545,000	589,281

Level 3 Financing, Inc.	7.000	06-01-20	725,000	752,188

Level 3 Financing, Inc.	10.000	02-01-18	375,000	405,000

Mobile Challenger Intermediate Group SA, PIK	8.750	03-15-19	EUR 400,000	526,819

See notes to financial statements	Annual report | Short Duration Credit Opportunities Fund	21

		Maturity
	Rate (%)	date	Par value^	Value
Diversified Telecommunication Services (continued)

Telefonica Emisiones SAU	3.192	04-27-18	2,725,000	$2,693,137

Telefonica Emisiones SAU	6.421	06-20-16	1,900,000	2,090,198

UPC Holding BV	6.375	09-15-22	EUR 850,000	1,130,571

Wind Acquisition Finance SA (S)	6.500	04-30-20	410,000	418,200

Wind Acquisition Finance SA (S)	11.750	07-15-17	100,000	105,500

Wind Acquisition Holdings Finance SA, PIK (S)	12.250	07-15-17	795,866	819,742

Windstream Corp.	7.500	04-01-23	835,000	853,788

Wireless Telecommunication Services 0.6%

America Movil SAB de CV	3.125	07-16-22	3,100,000	2,890,530

Cricket Communications, Inc.	7.750	10-15-20	500,000	568,750

Digicel Group, Ltd.	10.500	04-15-18	234,000	253,890

Matterhorn Mobile Holdings SA	8.250	02-15-20	EUR 450,000	633,128

MTS International Funding, Ltd. (S)	5.000	05-30-23	350,000	327,320

NII International Telecom SCA (S)	11.375	08-15-19	320,000	351,200

Softbank Corp. (S)	4.500	04-15-20	365,000	353,138

Sprint Capital Corp.	8.750	03-15-32	1,375,000	1,450,625

TBG Global Pte, Ltd. (S)	4.625	04-03-18	200,000	197,000

VimpelCom Holdings BV (S)	5.200	02-13-19	200,000	197,240

Utilities 2.4%			28,343,779

Electric Utilities 1.6%

Centrais Eletricas Brasileiras SA	5.750	10-27-21	200,000	194,500

Edison Mission Energy (H)	7.000	05-15-17	1,275,000	784,125

Emgesa SA ESP (S)	8.750	01-25-21	COP 176,000,000	99,390

Emgesa SA ESP	8.750	01-25-21	COP 129,000,000	72,849

Exelon Generation Company LLC	4.000	10-01-20	3,065,000	3,129,592

Georgia Power Company	4.300	03-15-42	4,725,000	4,405,902

Oncor Electric Delivery Company LLC	4.100	06-01-22	3,000,000	3,142,014

PacifiCorp	4.100	02-01-42	3,525,000	3,282,177

PPL Energy Supply LLC	4.600	12-15-21	3,200,000	3,270,752

Gas Utilities 0.3%

Empresa de Energia de Bogota SA (S)	6.125	11-10-21	200,000	212,500

EQT Corp.	8.125	06-01-19	2,725,000	3,314,284

Independent Power Producers & Energy Traders 0.2%

AES Corp.	7.375	07-01-21	375,000	423,750

Calpine Corp. (S)	7.500	02-15-21	202,000	216,140

Calpine Corp. (S)	7.875	01-15-23	212,000	230,020

Empresas Publicas de Medellin ESP	8.375	02-01-21	COP 48,000,000	26,600

Empresas Publicas de Medellin ESP (S)	8.375	02-01-21	COP 220,000,000	121,916

GenOn Energy, Inc.	9.500	10-15-18	1,120,000	1,282,400

NRG Energy, Inc.	8.500	06-15-19	400,000	432,000

The AES Corp.	8.000	06-01-20	300,000	347,250

Multi-Utilities 0.3%

MidAmerican Energy Holdings Company	5.750	04-01-18	2,870,000	3,355,618

22	Short Duration Credit Opportunities Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value
U.S. Government & Agency Obligations 2.2%			$25,801,965

(Cost $25,748,577)

U.S. Government Agency 2.2%			25,801,965

Federal Home Loan Mortgage Corp.
Freddie Mac Pool (P)	2.726	07-01-38	2,087,194	2,196,114
Freddie Mac Pool (P)	2.752	11-01-36	437,616	458,568
Freddie Mac Pool (P)	5.502	01-01-37	415,773	439,115

Federal National Mortgage Association
Fannie Mae Pool (P)	2.371	04-01-37	1,770,570	1,891,678
Fannie Mae Pool (P)	2.799	11-01-35	411,528	432,942
Fannie Mae Pool (P)	2.856	12-01-42	429,460	432,208
Fannie Mae Pool (C)	3.000	TBA	3,150,000	3,048,117
Fannie Mae Pool (C)	3.500	TBA	900,000	940,957
Fannie Mae Pool (P)	3.908	10-01-38	707,744	753,021
Fannie Mae Pool (C)	4.000	TBA	3,300,000	3,429,680
Fannie Mae Pool	4.000	08-01-25	484,041	512,365
Fannie Mae Pool (C)	4.500	TBA	4,700,000	4,981,266
Fannie Mae Pool (C)	5.000	TBA	1,750,000	1,887,402
Fannie Mae Pool	5.000	01-01-16	611,035	651,074
Fannie Mae Pool	5.000	01-01-19	4,304	4,586
Fannie Mae Pool (C)	5.500	TBA	1,800,000	1,960,453
Fannie Mae Pool (P)	5.791	01-01-37	350,837	369,715
Fannie Mae Pool	6.500	01-01-37	825,955	929,853

Government National Mortgage Association
Ginnie Mae Pool	6.000	08-15-35	435,855	482,851

Foreign Government Obligations 9.5%			$109,557,059

(Cost $115,984,775)

Brazil 1.2%				13,807,778

Federative Republic of Brazil
Bond (Z)	Zero	01-01-17	BRL 2,314,000	712,722
Bond	2.625	01-05-23	1,791,000	1,544,738
Bond	7.125	01-20-37	1,192,000	1,398,812
Bond	8.250	01-20-34	644,000	837,200
Note	5.875	01-15-19	439,000	495,412
Note	10.000	01-01-17	BRL 2,369,000	1,028,007
Note	10.000	01-01-21	BRL 6,857,000	2,907,111
Note	10.000	01-01-23	BRL 11,616,000	4,883,776

Colombia 0.5%				5,391,675

Bogota Distrito Capital
Note	9.750	07-26-28	COP 2,065,000,000	1,389,563
Note	9.750	07-26-28	COP 400,000,000	269,165

Republic of Colombia
Bond	7.375	09-18-37	1,478,000	1,869,670
Bond	7.750	04-14-21	COP 151,000,000	92,939
Bond	8.125	05-21-24	476,000	627,130
Bond	9.850	06-28-27	COP 200,000,000	139,902
Bond	12.000	10-22-15	COP 1,661,000,000	1,003,306

Croatia 0.1%				562,546

Republic of Croatia
Bond	6.375	03-24-21	230,000	243,271
Bond	6.625	07-14-20	297,000	319,275

See notes to financial statements	Annual report | Short Duration Credit Opportunities Fund	23

		Maturity
	Rate (%)	date	Par value^	Value
Dominican Republic 0.1%				$1,581,018

Government of Dominican Republic
Bond (S)	5.875	04-18-24	278,000	268,965
Bond	7.500	05-06-21	1,181,000	1,278,433
Bond	9.040	01-23-18	30,494	33,620

El Salvador 0.0%				399,578

Republic of El Salvador
Bond (S)	7.375	12-01-19	180,000	201,600
Bond	8.250	04-10-32	189,000	197,978

Ghana 0.0%				175,000

Republic of Ghana
Bond	8.500	10-04-17	160,000	175,000

Hungary 0.4%				3,987,151

Republic of Hungary
Bond	3.500	07-18-16	EUR 272,000	361,747
Bond	4.125	02-19-18	154,000	150,535
Bond	4.375	07-04-17	EUR 158,000	211,068
Bond	5.000	03-30-16	GBP 37,000	56,534
Bond	5.500	05-06-14	GBP 11,000	16,958
Bond	5.500	12-22-16	HUF 20,480,000	92,358
Bond	5.500	12-20-18	HUF 22,000,000	97,873
Bond	6.000	11-24-23	HUF 18,370,000	79,287
Bond	6.375	03-29-21	720,000	751,680
Bond	6.500	06-24-19	HUF 9,200,000	42,800
Bond	6.750	02-24-17	HUF 26,160,000	122,040
Bond	6.750	11-24-17	HUF 54,420,000	254,651
Bond	7.000	06-24-22	HUF 104,060,000	481,871
Bond	7.625	03-29-41	158,000	165,900
Bond	7.750	08-24-15	HUF 65,450,000	309,421
Bond	8.000	02-12-15	HUF 169,300,000	792,428

Indonesia 0.7%				7,853,956

Republic of Indonesia
Bond (S)	3.375	04-15-23	841,000	737,978
Bond	4.875	05-05-21	1,083,000	1,099,245
Bond	5.625	05-15-23	IDR 2,974,000,000	246,931
Bond	5.875	03-13-20	104,000	113,100
Bond	6.125	05-15-28	IDR 1,000,000,000	80,869
Bond	6.625	05-15-33	IDR 2,700,000,000	221,203
Bond	7.000	05-15-22	IDR 15,200,000,000	1,404,002
Bond	7.000	05-15-27	IDR 300,000,000	26,612
Bond	7.750	01-17-38	123,000	148,215
Bond	8.250	06-15-32	IDR 1,500,000,000	145,978
Bond	8.500	10-12-35	1,575,000	2,023,875
Bond	11.000	09-15-25	IDR 210,000,000	24,968
Bond (S)	11.625	03-04-19	575,000	787,750
Bond	11.625	03-04-19	579,000	793,230

Iraq 0.1%				955,080

Republic of Iraq
Bond	5.800	01-15-28	1,137,000	955,080

Ivory Coast 0.0%				167,200

Republic of Ivory Coast
Bond	5.750	12-31-32	190,000	167,200

24	Short Duration Credit Opportunities Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value
Lithuania 0.1%				$649,565

Republic of Lithuania
Bond (S)	6.625	02-01-22	554,000	649,565

Malaysia 0.3%				3,560,831

Government of Malaysia
Bond	3.314	10-31-17	MYR 220,000	66,626
Bond	3.418	08-15-22	MYR 1,180,000	345,706
Bond	3.480	03-15-23	MYR 1,240,000	363,355
Bond	3.492	03-31-20	MYR 470,000	140,386
Bond	3.580	09-28-18	MYR 920,000	279,259
Bond	3.844	04-15-33	MYR 300,000	88,749
Bond	4.012	09-15-17	MYR 3,330,000	1,034,852
Bond	4.160	07-15-21	MYR 3,510,000	1,083,996
Bond	4.392	04-15-26	MYR 500,000	157,902

Mexico 1.1%				12,990,395

Government of Mexico
Bond	2.000	06-09-22	MXN 306,769	23,805
Bond	2.500	12-10-20	MXN 3,023,156	243,754
Bond	3.500	12-14-17	MXN 1,682,280	143,369
Bond	4.000	06-13-19	MXN 1,632,801	144,237
Bond	5.125	01-15-20	14,000	15,582
Bond	5.750	10-12-10	982,000	918,170
Bond	6.050	01-11-40	1,924,000	2,135,640
Bond	6.250	06-16-16	MXN 1,180,000	96,909
Bond	6.500	06-10-21	MXN 6,737,000	548,735
Bond	6.500	06-09-22	MXN 13,926,000	1,131,729
Bond	6.750	09-27-34	2,138,000	2,586,980
Bond	7.500	06-03-27	MXN 3,877,000	333,544
Bond	7.750	05-29-31	MXN 28,649,000	2,436,437
Bond	8.000	12-07-23	MXN 13,538,000	1,218,726
Bond	8.500	05-31-29	MXN 1,083,000	99,343
Bond	10.000	12-05-24	MXN 8,770,000	913,435

Morocco 0.0%				181,750

Kingdom of Morocco
Bond (S)	4.250	12-11-22	200,000	181,750

Nigeria 0.0%				236,060

Federal Republic of Nigeria
Bond (S)	6.375	07-12-23	232,000	236,060

Panama 0.2%				2,305,638

Republic of Panama
Bond	5.200	01-30-20	464,000	513,880
Bond	6.700	01-26-36	393,000	465,705
Bond	7.125	01-29-26	134,000	165,825
Bond	8.875	09-30-27	99,000	138,848
Bond	9.375	04-01-29	696,000	1,021,380

Peru 0.1%				1,600,263

Republic of Peru
Bond	5.200	09-12-23	PEN 240,000	85,700
Bond	5.625	11-18-50	271,000	276,420
Bond	6.850	02-12-42	PEN 180,000	66,856
Bond	6.900	08-12-37	PEN 140,000	53,822
Bond	6.950	08-12-31	PEN 310,000	119,321
Bond	7.350	07-21-25	275,000	350,625
Bond	8.200	08-12-26	PEN 30,000	13,506
Bond	8.750	11-21-33	435,000	634,013

See notes to financial statements	Annual report | Short Duration Credit Opportunities Fund	25

		Maturity
	Rate (%)	date	Par value^	Value
Philippines 0.1%				$1,340,130

Republic of Philippines
Bond	7.750	01-14-31	1,023,000	1,340,130

Poland 0.6%				7,090,229

Republic of Poland
Bond	3.000	08-24-16	PLN 3,419,522	1,108,922
Bond	3.750	04-25-18	PLN 6,520,000	2,068,685
Bond	4.000	10-25-23	PLN 3,790,000	1,177,483
Bond	5.000	04-25-16	PLN 310,000	102,034
Bond	5.000	03-23-22	307,000	329,258
Bond	5.125	04-21-21	569,000	618,788
Bond	5.750	10-25-21	PLN 400,000	140,348
Bond	5.750	09-23-22	PLN 520,000	182,924
Bond	6.375	07-15-19	1,164,000	1,361,787

Romania 0.0%				143,184

Government of Romania
Bond	5.850	07-28-14	RON 320,000	97,635
Bond	6.000	10-19-13	RON 100,000	30,193
Bond	6.250	10-25-14	RON 50,000	15,356

Russia 0.8%				8,817,886

Government of Russia
Bond	7.000	11-24-21	RUB 4,780,000	139,652
Bond	7.000	01-25-23	RUB 19,150,000	566,166
Bond	7.350	01-20-16	RUB 34,130,000	1,061,854
Bond	7.500	03-15-18	RUB 4,100,000	129,726
Bond	7.500	02-27-19	RUB 7,060,000	222,436
Bond	7.600	04-14-21	RUB 56,000,000	1,760,114
Bond	7.600	07-20-22	RUB 23,040,000	716,472
Eurobond	7.500	03-31-30	2,501,989	2,933,582
Eurobond	7.850	03-10-18	RUB 10,000,000	319,084
Eurobond	12.750	06-24-28	560,000	968,800

South Africa 0.8%				9,093,284

Republic of South Africa
Bond	5.500	03-09-20	1,232,000	1,319,780
Bond	6.250	03-31-36	ZAR 5,090,000	382,198
Bond	6.750	03-31-21	ZAR 8,300,000	802,329
Bond	7.000	02-28-31	ZAR 8,820,000	755,683
Bond	7.250	01-15-20	ZAR 8,810,000	885,929
Bond	8.000	12-21-18	ZAR 32,470,000	3,427,954
Bond	8.250	09-15-17	ZAR 390,000	41,449
Bond	10.500	12-21-26	ZAR 6,080,000	731,412
Bond	13.500	09-15-15	ZAR 6,445,000	746,550

Thailand 0.2%				2,701,456

Kingdom of Thailand
Bond	1.200	07-14-21	THB 18,719,019	585,941
Bond	2.800	10-10-17	THB 10,320,000	322,950
Bond	3.250	06-16-17	THB 13,230,000	422,439
Bond	3.580	12-17-27	THB 3,260,000	97,058
Bond	3.625	06-16-23	THB 16,230,000	503,971
Bond	3.650	12-17-21	THB 24,460,000	769,097

Turkey 1.3%				15,027,925

Republic of Turkey
Bond	3.250	03-23-23	818,000	707,570
Bond	4.000	04-29-15	TRY 846,752	444,819
Bond	4.500	02-11-15	TRY 542,005	286,828

26	Short Duration Credit Opportunities Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value
Turkey (continued)

Bond	4.875	04-16-43	200,000	$166,500
Bond	5.125	03-25-22	226,000	228,825
Bond	5.625	03-30-21	175,000	184,625
Bond	6.000	01-14-41	1,938,000	1,870,170
Bond	6.250	09-26-22	485,000	528,650
Bond	6.300	02-14-18	TRY 4,650,000	2,168,935
Bond	6.500	01-07-15	TRY 2,510,000	1,252,439
Bond	6.750	04-03-18	317,000	355,833
Bond	7.000	09-26-16	108,000	120,420
Bond	7.000	03-11-19	300,000	342,000
Bond	7.000	06-05-20	83,000	95,035
Bond	7.100	03-08-23	TRY 1,490,000	669,594
Bond	7.250	03-05-38	493,000	557,090
Bond	7.375	02-05-25	601,000	691,150
Bond	7.500	09-24-14	TRY 610,000	310,049
Bond	7.500	07-14-17	103,000	118,193
Bond	8.000	02-14-34	1,449,000	1,756,913
Bond	8.300	06-20-18	TRY 1,060,000	533,025
Bond	8.500	09-14-22	TRY 440,000	214,778
Bond	9.000	01-27-16	TRY 670,000	348,160
Bond	9.000	03-08-17	TRY 1,000,000	516,542
Bond	9.500	01-12-22	TRY 830,000	433,017
Bond	10.500	01-15-20	TRY 230,000	126,765

Ukraine 0.3%				3,057,862

Republic of Ukraine
Bond	4.950	10-13-15	EUR 507,000	649,032
Bond	6.580	11-21-16	544,000	510,000
Bond (S)	6.875	09-23-15	100,000	97,250
Bond (S)	7.500	04-17-23	400,000	349,500
Bond (S)	7.800	11-28-22	859,000	770,953
Bond	9.250	07-24-17	682,000	681,127

Uruguay 0.0%				392,000

Republic of Uruguay
Bond	7.875	01-15-33	299,580	392,000

Venezuela 0.5%				5,487,619

Republic of Venezuela
Bond	5.750	02-26-16	95,000	85,975
Bond	6.000	12-09-20	161,000	118,738
Bond	8.250	10-13-24	1,683,200	1,296,064
Bond	8.500	10-08-14	509,000	511,545
Bond	9.250	09-15-27	81,000	67,230
Bond	11.950	08-05-31	575,000	543,375
Bond	12.750	08-23-22	2,484,600	2,534,292
Bond	13.625	08-15-18	320,000	330,400

Capital Preferred Securities 0.0%				$156,823

(Cost $147,519)

Industrials 0.0%				156,823
Hutchison Whampoa International 10, Ltd.
(6.000% to 10-28-15, then reset of 5 Year U.S.
Treasury Note Rate + 4.885% until 10-28-20,
then 3 month LIBOR + 5.638%) (Q)	6.000	10-28-15	149,000	156,823

See notes to financial statements	Annual report | Short Duration Credit Opportunities Fund	27

		Maturity
	Rate (%)	date	Par value^	Value
Convertible Bonds 1.7%			$18,954,385

(Cost $18,006,623)

Consumer Discretionary 0.2%			2,801,578

Auto Components 0.1%

TRW Automotive, Inc.	3.500	12-01-15	423,000	1,061,730

Hotels, Restaurants & Leisure 0.0%

Home Inns & Hotels Management, Inc.	2.000	12-15-15	98,000	86,608

Household Durables 0.1%

The Ryland Group, Inc.	0.250	06-01-19	1,797,000	1,653,240

Energy 0.2%			1,654,563

Energy Equipment & Services 0.1%

Hornbeck Offshore Services, Inc. (S)	1.500	09-01-19	431,000	519,894

Subsea 7 SA	2.250	10-11-13	600,000	606,600

Oil, Gas & Consumable Fuels 0.1%

Stone Energy Corp.	1.750	03-01-17	549,000	528,069

Health Care 0.0%				371,114

Biotechnology 0.0%

Dendreon Corp.	2.875	01-15-16	511,000	371,114

Industrials 0.4%			4,251,453

Aerospace & Defense 0.2%

Triumph Group, Inc.	2.625	10-01-26	679,000	1,957,218

Airlines 0.0%

AirTran Holdings, Inc.	5.250	11-01-16	322,000	472,736

Machinery 0.2%

Altra Holdings, Inc.	2.750	03-01-31	806,000	912,795

Greenbrier Companies, Inc.	3.500	04-01-18	886,000	908,704

Information Technology 0.7%			7,768,506

Communications Equipment 0.4%

Alcatel-Lucent USA, Inc., Series A	2.875	06-15-23	880,000	853,600

Ciena Corp. (S)	4.000	03-15-15	925,000	1,166,656

Comtech Telecommunications Corp.	3.000	05-01-29	2,453,000	2,534,256

Semiconductors & Semiconductor Equipment 0.1%

Intel Corp.	2.950	12-15-35	1,071,000	1,150,656

Software 0.2%

Callidus Software, Inc.	4.750	06-01-16	461,000	490,677

NetSuite, Inc. (S)	0.250	06-01-18	717,000	747,473

Nuance Communications, Inc.	2.750	11-01-31	810,000	825,188

Materials 0.2%			2,107,171

Metals & Mining 0.2%

RTI International Metals, Inc.	1.625	10-15-19	544,000	552,160

RTI International Metals, Inc.	3.000	12-01-15	1,383,000	1,555,011

28	Short Duration Credit Opportunities Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value
Structured Notes (K) 0.2%			$2,242,678

(Cost $2,621,631)

Colombia 0.1%				1,024,469

Republic of Colombia (Citigroup Funding, Inc.)
Note (S)	11.000	07-27-20	COP 250,000,000	159,961

Republic of Colombia (JPMorgan Chase
& Company)
Note (S)	7.000	05-04-22	COP 1,640,000,000	864,508

Indonesia 0.1%				1,086,449

Republic of Indonesia (Deutsche Bank AG)
Note (S)	5.625	05-15-23	IDR 1,000,000,000	82,580
Note (S)	7.000	05-15-22	IDR 1,400,000,000	128,303

Republic of Indonesia (JPMorgan Chase
& Company)
Note (S)	5.625	05-15-23	IDR 4,000,000,000	330,318
Note (S)	6.625	05-15-33	IDR 1,000,000,000	80,759
Note	8.250	06-15-32	IDR 4,820,000,000	464,489

United Kingdom 0.0%				131,760

Cablevision SA (Deutsche Bank AG London)
Bond (S)	9.375	02-13-18	183,000	131,760

Term Loans (M) 19.9%			$230,814,521

(Cost $229,881,400)

Consumer Discretionary 4.2%			48,551,346

Auto Components 0.3%

Allison Transmission, Inc.	4.250	08-23-19	1,585,984	1,598,259

The Goodyear Tire & Rubber Company	4.750	04-30-19	2,250,000	2,267,550

Hotels, Restaurants & Leisure 1.0%

Boyd Gaming Corp.	6.000	12-17-15	2,233,875	2,239,460

Caesars Entertainment Operating
Company, Inc.	5.440	01-26-18	3,002,514	2,657,762

CCM Merger, Inc.	5.000	03-01-17	1,384,403	1,396,516

Great Wolf Resorts, Inc. (T)	TBD	08-31-20	1,897,000	1,897,000

MGM Resorts International	3.500	12-20-19	1,218,875	1,219,627

Scientific Games International, Inc. (T)	TBD	05-22-20	2,474,000	2,464,280

Household Durables 0.2%

Alliance Laundry Systems LLC	4.500	12-07-18	1,691,534	1,695,763

Media 2.7%

Acosta, Inc.	5.000	03-02-18	1,755,000	1,768,601

Advantage Sales & Marketing LLC	4.250	12-18-17	1,883,117	1,891,344

Advantage Sales & Marketing LLC	8.250	06-17-18	786,000	801,720

AMC Entertainment, Inc.	3.500	04-30-20	1,225,928	1,228,335

Atlantic Broadband Penn LLC	3.250	12-02-19	1,161,225	1,161,225

Charter Communications Operating LLC	3.000	07-01-20	1,255,000	1,249,823

Cumulus Media Holdings, Inc.	4.500	09-17-18	2,787,539	2,810,509

FoxCo Acquisition Sub LLC	5.500	07-14-17	3,391,992	3,425,912

Hubbard Broadcasting, Inc.	4.500	04-29-19	1,464,524	1,466,965

LIN Television Corp.	4.000	12-21-18	970,234	975,085

See notes to financial statements	Annual report | Short Duration Credit Opportunities Fund	29

		Maturity
	Rate (%)	date	Par value^	Value
Media (continued)

Mission Broadcasting, Inc.	4.250	12-03-19	375,242	$378,995

Nexstar Broadcasting, Inc.	4.250	12-03-19	887,593	887,593

Sinclair Television Group, Inc.	3.000	04-09-20	1,496,250	1,498,494

Tribune Company	4.000	12-31-19	1,786,025	1,794,062

Univision Communications, Inc.	4.000	03-02-20	2,485,268	2,475,061

Univision Communications, Inc.	4.500	03-02-20	1,835,400	1,841,628

UPC Financing Partnership	4.000	01-29-21	1,900,000	1,910,688

Virgin Media Investment Holdings, Ltd.	3.500	06-08-20	1,565,000	1,561,958

WMG Acquisition Corp.	3.750	07-01-20	1,983,000	1,987,131

Consumer Staples 1.8%			21,348,731

Food & Staples Retailing 0.6%

AdvancePierre Foods	5.750	07-10-17	1,756,175	1,773,737

Albertsons LLC	4.250	03-21-16	1,767,482	1,781,106

Albertsons LLC	4.750	03-21-19	737,962	741,422

Performance Food Group Company	6.250	11-29-19	1,190,000	1,178,100

Rite Aid Corp.	4.875	06-11-21	1,198,000	1,205,488

Food Products 0.5%

Del Monte Corp.	4.000	03-08-18	3,350,494	3,350,494

HJ Heinz Company	3.500	06-05-20	2,910,000	2,935,463

Household Products 0.5%

Huish Detergents, Inc.	5.500	03-23-20	3,456,338	3,447,697

Reynolds Group Holdings, Inc.	4.750	09-28-18	2,322,450	2,346,836

Personal Products 0.2%

Revlon Consumer Products Corp.	4.000	11-20-17	2,563,819	2,588,388

Energy 0.9%			9,983,503

Energy Equipment & Services 0.5%

Offshore Group Investment, Ltd.	6.250	10-26-17	3,480,497	3,496,449

Pacific Drilling SA	4.500	06-04-18	1,793,000	1,800,620

Oil, Gas & Consumable Fuels 0.4%

EP Energy LLC	3.500	05-24-18	2,931,000	2,927,946

Samson Investment Company	6.000	09-25-18	1,740,000	1,758,488

Financials 2.2%			25,912,611

Capital Markets 1.0%

Gardner Denver, Inc. (T)	TBD	07-30-20	6,326,000	6,345,332

Sequa Corp.	5.250	06-19-17	4,868,958	4,919,678

Diversified Financial Services 0.5%

HB Acquisition Corp.	6.750	04-09-20	1,350,000	1,387,125

Ocwen Loan Servicing LLC	5.000	02-15-18	2,349,113	2,376,520

Pinnacle Foods Finance LLC	3.250	04-29-20	1,931,160	1,929,953

Insurance 0.2%

CNO Financial Group, Inc.	3.750	09-20-18	2,656,424	2,658,084

Real Estate Investment Trusts 0.3%

iStar Financial, Inc.	4.500	10-16-17	3,930,521	3,942,804

Real Estate Management & Development 0.2%

Realogy Corp.	4.500	03-05-20	2,334,150	2,353,115

30	Short Duration Credit Opportunities Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value
Health Care 3.0%			$34,857,167

Biotechnology 0.2%

Par Pharmaceutical Companies, Inc.	4.250	09-30-19	2,044,576	2,047,497

Health Care Equipment & Supplies 0.8%

Air Medical Group Holdings, Inc.	6.500	06-30-18	2,313,375	2,359,643

Biomet, Inc.	3.960	07-25-17	1,186,038	1,192,956

Hologic, Inc.	4.500	08-01-19	1,565,478	1,570,117

Kinetic Concepts, Inc.	4.500	05-04-18	3,466,062	3,500,723

US Renal Care, Inc.	6.250	07-02-19	1,237,807	1,233,165

Health Care Providers & Services 1.0%

DaVita HealthCare Partners, Inc.	4.000	11-01-19	1,223,850	1,228,876

DaVita HealthCare Partners, Inc.	4.500	10-20-16	2,177,400	2,190,329

Envision Healthcare Corp.	4.000	05-25-18	2,200,852	2,209,105

Golden Gate National Senior Care LLC	5.000	05-04-18	1,493,970	1,445,884

IASIS Healthcare LLC	4.500	05-03-18	2,652,771	2,669,351

Vanguard Health Holding Company II LLC	3.750	01-29-16	1,871,803	1,874,729

Pharmaceuticals 1.0%

Pharmaceutical Product Development, Inc.	4.250	12-05-18	1,238,565	1,246,134

Surgical Care Affiliates, Inc.	4.250	06-29-18	1,978,000	1,979,236

Valeant Pharmaceuticals International (T)	TBD	06-24-20	6,006,000	6,081,075

Warner Chilcott Company LLC	4.250	03-15-18	2,028,854	2,028,347

Industrials 1.8%			20,932,976

Aerospace & Defense 0.1%

TransDigm, Inc.	3.750	02-28-20	1,755,180	1,763,459

Aerospace & Defense 0.1%

Accudyne Industries Borrower SCA	4.000	12-13-19	1,776,075	1,773,841

Building Products 0.3%

Air Distribution Technologies, Inc.	5.000	11-09-18	3,154,150	3,163,351

Commercial Services & Supplies 0.3%

ADS Waste Holdings, Inc.	4.250	10-09-19	1,166,548	1,172,857

ARAMARK Corp.	4.000	09-09-19	2,450,000	2,471,438

Electrical Equipment 0.2%

CeramTec GmbH (T)	TBD	08-14-20	1,920,000	1,929,600

Hotels, Restaurants & Leisure 0.2%

Four Seasons Holdings, Inc.	4.250	06-27-20	1,867,000	1,888,004

Industrial Conglomerates 0.2%

Tomkins LLC	3.750	09-29-16	2,107,489	2,119,343

Machinery 0.2%

Rexnord LLC	3.750	04-02-18	2,213,798	2,220,993

Marine 0.2%

Ocean Rig UDW, Inc.	5.500	07-15-16	2,412,000	2,430,090

Information Technology 1.6%			18,261,360

Communications Equipment 0.3%

Alcatel-Lucent USA, Inc.	7.250	01-30-19	3,686,475	3,761,358

Internet Software & Services 0.2%

SkillSoft Corp.	5.000	05-26-17	2,227,345	2,238,482

See notes to financial statements	Annual report | Short Duration Credit Opportunities Fund	31

		Maturity
	Rate (%)	date	Par value^	Value
Semiconductors & Semiconductor Equipment 0.6%

Freescale Semiconductor, Inc.	5.000	02-28-20	3,576,038	$3,607,328

NXP BV	4.500	03-03-17	2,482,850	2,520,093

NXP BV	4.750	01-11-20	995,000	1,012,413

Software 0.5%

First Data Corp.	4.191	03-23-18	1,661,632	1,659,901

Infor US, Inc.	5.250	04-05-18	3,431,758	3,461,785

Materials 1.3%			14,674,612

Chemicals 1.2%

Chemtura Corp.	5.500	08-27-16	2,582,944	2,602,316

INEOS US Finance LLC	4.000	05-04-18	2,009,687	2,005,022

MacDermid, Inc.	4.000	06-07-20	1,196,000	1,201,980

MacDermid, Inc.	7.750	12-07-20	598,000	603,980

OXEA Finance & Cy SCA	4.250	11-22-19	2,990,000	3,019,900

OXEA Finance & Cy SCA	8.250	05-22-20	598,000	599,495

Tronox Pigments BV	4.500	03-19-20	1,224,000	1,237,196

US Coatings Acquisition, Inc.	4.750	02-03-20	2,448,863	2,471,057

Construction Materials 0.1%

Apex Tool Group LLC	4.500	01-31-20	927,675	933,666

Telecommunication Services 1.5%			17,967,475

Diversified Telecommunication Services 0.9%

Intelsat Jackson Holdings SA	4.250	04-02-18	2,292,675	2,308,437

Level 3 Financing, Inc.	4.750	08-01-19	2,585,000	2,600,595

Level 3 Financing, Inc.	5.250	08-01-19	1,973,000	1,984,818

Syniverse Holdings, Inc.	5.000	04-23-19	2,796,750	2,808,113

Telesat Canada	3.500	03-28-19	1,264,791	1,270,587

Internet Software & Services 0.2%

Fibertech Networks LLC	4.500	12-18-19	2,273,575	2,284,234

Wireless Telecommunication Services 0.4%

Cricket Communications, Inc.	4.750	10-10-19	1,164,150	1,168,880

Cricket Communications, Inc.	4.750	03-09-20	1,837,000	1,847,333

LTS Buyer LLC	4.500	04-13-20	1,685,000	1,694,478

Utilities 1.6%			18,324,740

Electric Utilities 0.8%

La Frontera Generation LLC	4.500	09-30-20	1,800,000	1,808,438

Texas Competitive Electric Holdings
Company LLC	4.721	10-10-17	10,548,544	7,387,283

Independent Power Producers & Energy Traders 0.8%

Calpine Construction Finance Company LP	3.000	05-04-20	1,842,000	1,826,113

Calpine Corp.	4.000	04-02-18	2,233,588	2,243,907

Dynegy, Inc.	4.000	04-23-20	2,581,538	2,591,219

NRG Energy, Inc.	2.750	07-02-18	2,472,803	2,467,780

32	Short Duration Credit Opportunities Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value
Collateralized Mortgage Obligations 16.6%			$192,385,713

(Cost $181,453,559)

Commercial & Residential 16.5%			191,059,085
7 WTC Depositor LLC Trust
Series 2012-7WTC, Class A (S)	4.082	03-13-31	1,409,013	1,475,613

American General Mortgage Loan Trust
Series 2010-1A, Class A2 (P)(S)	5.650	03-25-58	7,000,000	7,303,282

American Home Mortgage Assets
Series 2007-1, Class A1 (P)	0.862	02-25-47	5,459,396	3,109,836

BAMLL-DB Trust
Series 2012-OSI , Class A1 (S)	2.343	04-13-29	3,039,949	3,068,570

BCAP LLC Trust
Series 2009, Class 7A1 (P)(S)	5.987	08-26-36	1,929,315	1,946,862
Series 2011, Class 21A5 (P)(S)	2.829	06-26-34	3,025,770	3,068,971
Series 2012-RR9, Class 2A5 (P)(S)	0.360	08-26-46	3,926,439	3,843,811

BCRR Trust
Series 2009-1, Class 2A1 (P)(S)	5.858	07-17-40	3,200,000	3,543,149

Citigroup Mortgage Loan Trust
Series 2010-8, Class 5A6 (S)	4.000	11-25-36	4,540,794	4,576,080
Series 2010-8, Class 6A6 (S)	4.500	12-25-36	4,424,446	4,532,606
Series 2012-1, Class 1A1 (P)(S)	0.560	06-25-35	4,367,862	4,174,637
Series 2013-2, Class 3A1 (P)(S)	0.373	04-25-37	5,725,783	5,294,059
Series 2013-2, Class 5A1 (P)(S)	0.333	07-25-36	1,445,663	1,329,487

Commercial Mortgage Pass Through Certificates
Series 2006, Class C8	5.377	12-10-46	2,075,000	1,942,802
Series 2007-C9, Class A4 (P)	5.800	12-10-49	2,475,000	2,817,750
Series 2013-THL, Class A2 (P)(S)	1.245	06-08-30	5,175,000	5,153,017
Series 2006-FL12, Class B (P)(S)	0.361	12-15-20	7,088,045	6,932,257

Countrywide Home Loan Mortgage Pass Through Trust
Series 2006-3, Class 3A1 (P)	0.440	02-25-36	2,595,383	1,977,090
Series 2004-25, Class 1A1 (P)	0.520	02-25-35	3,964,841	3,646,849
Series 2004-25, Class 2A1 (P)	0.530	02-25-35	5,502,664	5,252,237

Credit Suisse Mortgage Capital Certificates
Series 2010-16, Class A3 (P)(S)	3.555	06-25-50	2,450,000	2,425,902
Series 2010-20R, Class 5A6 (P)(S)	3.500	09-27-35	2,894,355	2,934,902

Deutsche ALT-A Securities, Inc. Alternate
Loan Trust
Series 2007-OA2, Class A1 (P)	0.933	04-25-47	2,651,833	2,024,781

First Horizon Alternative Mortgage Securities
Series 2005-AA12, Class 1A1 (P)	2.322	02-25-36	2,680,158	1,884,985

FREMF Mortgage Trust
Series 2011-K701, Class C (P)(S)	4.286	07-25-48	6,125,000	5,971,269
Series 2012-K710, Class C (P)(S)	3.819	06-25-47	4,500,000	4,136,022

GS Mortgage Securities Corp. II
Series 2007, Class G10 (P)	5.800	08-10-45	5,325,000	5,245,370

HarborView Mortgage Loan Trust
Series 2007-3, Class 2A1A (P)	0.392	05-19-47	3,905,819	3,122,937

IndyMac INDA Mortgage Loan Trust
Series 2005-AR2, Class 1A1 (P)	2.568	01-25-36	1,613,962	1,461,683

IndyMac INDX Mortgage Loan Trust
Series 2005-16IP, Class A1 (P)	0.510	07-25-45	3,156,525	2,676,436

See notes to financial statements	Annual report | Short Duration Credit Opportunities Fund	33

		Maturity
	Rate (%)	date	Par value^	Value
Commercial & Residential (continued)

Jefferies & Company, Inc.
Series 2008-R1, Class A (P)(S)	7.116	06-25-47	2,998,704	$2,161,855
Series 2009-R2, Class 4A (P)(S)	2.717	05-26-37	1,726,021	1,737,817
Series 2009-R9, Class 1A1 (P)(S)	2.557	08-26-46	1,501,864	1,531,542
Series 2010-R8, Class 1A1 (P)(S)	0.393	02-26-47	247,861	246,734

JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2006-LDP9, Class AJ	5.411	05-15-47	2,800,000	2,438,747
Series 2010-C1, Class A1 (S)	3.853	06-15-43	2,660,955	2,781,284
Series 2011-CCHP, Class A (P)(S)	2.600	07-15-28	599,976	598,819

JPMorgan Re-REMIC
Series 2009-12, Class 1A1 (P)(S)	5.747	07-26-37	415,234	421,308
Series 2011-2 , Class 1A3 (P)(S)	0.840	08-26-37	2,934,437	2,830,247

LB–UBS Commercial Mortgage Trust
Series 2006-C6, Class A4	5.372	09-15-39	526,000	580,683

Lehman XS Trust
Series 2007-4N, Class 3A2A (P)	0.912	03-25-47	805,201	609,135

Merrill Lynch/Countrywide Commercial
Mortgage Trust
Series 2006-4, Class A (P)	0.312	12-12-49	486,566	485,728

Morgan Stanley Re-REMIC Trust
Series 2011-KEYA, Class 1A (S)	4.250	12-19-40	2,734,889	2,730,257

MortgageIT Trust
Series 2004-2, Class A1 (P)	0.560	12-25-34	2,212,149	2,092,266

Nomura Resecuritization Trust
Series 2011-1RA, Class 1A5 (P)(S)	2.560	03-26-36	3,439,659	3,466,169

OBP Depositor LLC Trust
Series 2010-OBP, Class A (S)	4.646	07-15-45	2,500,000	2,716,563

RBSSP Resecuritization Trust
Series 2012-6, Class 10A1 (P)(S)	0.340	08-26-36	3,151,222	2,787,133
Series 2012-6, Class 4A1 (P)(S)	0.523	01-26-36	4,215,952	3,694,451
Series 2012-6, Class 5A1 (P)(S)	0.653	12-26-35	2,894,010	2,680,775
Series 2012-6, Class 6A1 (P)(S)	0.530	11-26-35	4,733,921	4,289,180
Series 2012-6, Class 7A1 (P)(S)	0.390	02-26-37	3,316,655	3,034,192
Series 2012-6, Class 9A1 (P)(S)	0.540	11-26-35	2,068,209	1,981,144
Series 2013-1, Class 4A1 (P)(S)	0.363	01-26-37	2,080,319	1,809,442

Structured Asset Mortgage Investments, Inc.
Series 2005-AR5, Class A3 (P)	0.442	07-19-35	2,547,112	2,472,527
Series 2005-AR6, Class 2A1 (P)	0.500	09-25-45	3,952,044	3,165,042

WaMu Mortgage Pass Through Certificates
Series 2004-AR8, Class A1 (P)	0.608	06-25-44	1,961,276	1,605,541
Series 2005-11, Class A1 (P)	0.510	08-25-45	4,200,212	3,774,861
Series 2005-AR1, Class A1A (P)	0.510	01-25-45	1,869,783	1,688,881
Series 2005-AR13, Class A1A1 (P)	0.480	10-25-45	3,960,642	3,557,603
Series 2005-AR19, Class A1A1 (P)	0.460	12-25-45	4,755,529	4,378,924
Series 2005-AR6, Class 2A1A (P)	0.420	04-25-45	5,110,409	4,618,077
Series 2005-AR8, Class 1A (P)	0.460	07-25-45	4,650,816	4,151,034
Series 2005-AR9, Class A1A (P)	0.510	07-25-45	2,353,313	2,156,218

Wells Fargo Mortgage Backed Securities Trust
Series 2005-AR12, Class 2A6 (P)	2.640	06-25-35	1,524,523	1,527,474
Series 2005-AR4, Class 2A2 (P)	2.725	04-25-35	2,651,932	2,637,323
Series 2005-AR9, Class 3A1 (P)	2.654	06-25-34	754,518	746,857

34	Short Duration Credit Opportunities Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value
U.S. Government Agency 0.1%			$1,326,628

Federal Home Loan Mortgage Corp.
Freddie Mac Series 3733, Class A	4.000	04-15-28	304,756	311,349
Freddie Mac Series 3829 IO	4.500	08-15-39	7,007,557	1,015,279

Asset Backed Securities 3.3%			$38,312,602

(Cost $37,549,823)

Cabela’s Master Credit Card Trust
Series 2010-2A, Class A1 (S)	2.290	09-17-18	3,000,000	3,092,583

Carrington Mortgage Loan Trust
Series 2006-FRE1, Class A2 (P)	0.300	07-25-36	4,968,333	4,786,949

GSAMP Trust
Series 2006-NC1, Class A2 (P)	0.370	02-25-36	3,191,242	2,963,479

Long Beach Mortgage Loan Trust
Series 2005-WL2, Class M1 (P)	0.660	08-25-35	3,108,234	3,006,514

Morgan Stanley ABS Capital I
Series 2004-WMC3, Class M2 (P)	0.985	01-25-35	3,716,613	3,599,354

RAAC Series Trust
Series 2006-SP2, Class A3 (P)	0.460	02-25-36	3,900,000	3,731,824

SLC Student Loan Trust
Series 2010-B, Class A1 (P)(S)	4.000	07-15-42	1,561,726	1,643,689

SLM Student Loan Trust
Series 20011-1, Class A1 (P)	0.710	03-25-26	3,634,302	3,604,773
Series 2012-C, Class A1 (P)(S)	1.291	08-15-23	1,326,542	1,333,603

Soundview Home Equity Loan Trust
Series 2005-OPT3, Class A4 (P)	0.490	11-25-35	1,376,093	1,354,226

Structured Asset Securities Corp.
Series 2007-BC3, Class 2A1 (P)	0.250	05-25-47	1,809,183	1,778,156
Series 2008-BC4, Class A3 (P)	0.440	11-25-37	3,225,463	3,114,478

TAL Advantage LLC
Series 2010-2A, Class A (S)	4.300	10-20-25	2,247,500	2,266,671
Series 2011-1A, Class A (S)	4.600	01-20-26	1,987,500	2,036,303

			Shares	Value
Common Stocks 0.0%				$182,132

(Cost $788,824)

Industrials 0.0%				4

Air Freight & Logistics 0.0%

General Maritime Corp.			417	4

Information Technology 0.0%				78,128

Computers & Peripherals 0.0%

NetApp, Inc.			1,900	78,128

Materials 0.0%				104,000

Paper & Forest Products 0.0%

NewPage Group, Inc.			1,300	104,000

See notes to financial statements	Annual report | Short Duration Credit Opportunities Fund	35

			Shares	Value
Preferred Securities 0.2%				$2,114,671

(Cost $2,346,194)

Energy 0.2%				2,114,671

Oil, Gas & Consumable Fuels 0.2%

Apache Corp., Series D, 6.000%			13,780	629,746

SandRidge Energy, Inc., 8.500%			15,230	1,484,925

	Rate	Maturity
	(%)	date	Par value^	Value
Escrow Certificates 0.0%				$0

(Cost $0)

Materials 0.0%				0

NewPage Corp. (I)	11.375	12-31-14	299,753	0

			Shares	Value
Warrants 0.0%				$0

(Cost $0)

General Maritime Corp. (Expiration Date:
5-17-17, Strike Price: $42.50) (I)			646	0

		Yield (%)	Shares	Value
Short-Term Investments 6.5%				$75,287,982

(Cost $75,287,982)

Money Market Funds 6.5%				75,287,982

State Street Institutional Liquid Reserves Fund		0.0767 (Y)	75,287,982	75,287,982

Total investments (Cost $1,183,619,744)† 102.6%			$1,188,221,980

Other assets and liabilities, net (2.6%)				($30,117,304)

Total net assets 100.0%			$1,158,104,676

^ The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the fund. All par values are denominated in U.S. Dollars unless otherwise indicated.

Currency Abbreviations
BRL	Brazilian Real	PEN	Peruvian Nuevo Sol
COP	Colombian Peso	PLN	Polish Zloty
EUR	Euro	RON	Romanian New Leu
GBP	Pound Sterling	RUB	Russian Ruble
HUF	Hungarian Forint	THB	Thai Baht
IDR	Indonesian Rupiah	TRY	Turkish Lira
MXN	Mexican Peso	ZAR	South African Rand
MYR	Malaysian Ringgit

36	Short Duration Credit Opportunities Fund | Annual report	See notes to financial statements

Notes to Portfolio of Investments

IO Interest-Only Security — (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.

LIBOR London Interbank Offered Rate

PIK Paid In Kind

TBA To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.

TBD To Be Determined

(C) Security purchased on a when-issued or delayed delivery.

(H) Non-income producing — Issuer is in default.

(I) Non-income producing security.

(K) Underlying issuer is shown parenthetically in security description.

(M) Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.

(P) Variable rate obligation. The coupon rate shown represents the rate at period end.

(Q) Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $223,596,733 or 19.3% of the fund’s net assets as of 7-31-13.

(T) This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

(Y) The rate shown is the annualized seven-day yield as of 7-31-13.

(Z) Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically.

† At 7-31-13, the aggregate cost of investment securities for federal income tax purposes was $1,186,827,220. Net unrealized appreciation aggregated $1,394,760, of which $22,864,293 related to appreciated investment securities and $21,469,533 related to depreciated investment securities.

The fund had the following country concentration as a percentage of net assets on 7-31-13:

United States	75.3%
Canada	2.5%
United Kingdom	2.1%
Venezuela	1.7%
Brazil	1.6%
Netherlands	1.5%
Mexico	1.4%
Luxembourg	1.4%
Turkey	1.3%
Cayman Islands	1.1%
Other Countries	10.1%

Total	100.0%

See notes to financial statements	Annual report | Short Duration Credit Opportunities Fund	37

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 7-31-13

This Statement of assets and liabilities is the fund’s balance sheet. It shows the value of what the fund owns, is due and owes. You’ll also find the net asset value and the maximum public offering price per share.

Assets

Investments, at value (Cost $1,183,619,744)	$1,188,221,980
Cash	40,158
Foreign currency, at value (Cost $550,447)	546,048
Cash held at broker for futures contracts	4,258,416
Cash segregated at custodian for swap contracts	1,720,000
Receivable for investments sold	13,758,755
Receivable for delayed delivery securities sold	3,974,291
Receivable for fund shares sold	23,133
Receivable for forward foreign currency exchange contracts	1,106,081
Dividends and interest receivable	9,899,772
Receivable due from advisor	320
Other receivables and prepaid expenses	40,243

Total assets	1,223,589,197

Liabilities

Payable for investments purchased	41,075,844
Payable for forward foreign currency exchange contracts	238,451
Payable for delayed delivery securities purchased	20,233,560
Payable for fund shares repurchased	934,019
Swap contracts, at value (includes net unamortized upfront amounts
paid/received of $2,839,232)	2,655,566
Payable for futures variation margin	169,359
Distributions payable	356
Payable to affiliates
Accounting and legal services fees	24,594
Transfer agent fees	328
Trustees’ fees	1,083
Other liabilities and accrued expenses	151,361

Total liabilities	65,484,521

Net assets	$1,158,104,676

Net assets consist of

Paid-in capital	$1,140,663,587
Accumulated distributions in excess of net investment income	(941,946)
Accumulated net realized gain (loss) on investments, futures contracts,
foreign currency transactions and swap agreements	2,916,652
Net unrealized appreciation (depreciation) on investments, futures contracts, translation of assets and liabilities in foreign currencies and
swap agreements	15,466,383

Net assets	$1,158,104,676

38	Short Duration Credit Opportunities Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statement of assets and liabilities (continued)

Net asset value per share

Based on net asset values and shares outstanding — the fund has an unlimited number of shares authorized with no par value
Class A ($1,764,269 ÷ 171,027 shares)[1]	$10.32
Class I ($1,233,952 ÷ 119,545 shares)	$10.32
Class NAV ($1,155,106,455 ÷ 111,918,859 shares)	$10.32

Maximum offering price per share

Class A (net asset value per share ÷ 95.5%)[2]	$10.81

1 Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to financial statements	Annual report | Short Duration Credit Opportunities Fund	39

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 7-31-13

This Statement of operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. It also shows net gains (losses) for the period stated.

Investment income

Interest	$50,770,971
Dividends	148,178
Less foreign taxes withheld	(10,713)

Total investment income	50,908,436

Expenses

Investment management fees	7,867,683
Distribution and service fees	688
Accounting and legal services fees	150,735
Transfer agent fees	609
Trustees’ fees	12,369
State registration fees	14,103
Printing and postage	1,101
Professional fees	89,232
Custodian fees	203,867
Registration and filing fees	35,359
Other	18,534

Total expenses	8,394,280
Less expense reductions	(58,631)

Net expenses	8,335,649

Net investment income	42,572,787

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	22,611,792
Futures contracts	5,072,423
Swap contracts	(15,103,583)
Foreign currency transactions	(2,908,253)

9,672,379
Change in net unrealized appreciation (depreciation) of
Investments	(24,738,869)
Futures contracts	9,506,381
Swap contracts	4,655,082
Translation of assets and liabilities in foreign currencies	939,552

(9,637,854)

Net realized and unrealized gain	34,525

Increase in net assets from operations	$42,607,312

40	Short Duration Credit Opportunities Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of fund share transactions.

	Year	Year
	ended	ended
	7-31-13	7-31-12

Increase (decrease) in net assets

From operations
Net investment income	$42,572,787	$44,883,578
Net realized gain (loss)	9,672,379	(10,452,527)
Change in net unrealized appreciation (depreciation)	(9,637,854)	5,977,353

Increase in net assets resulting from operations	42,607,312	40,408,404

Distributions to shareholders
From net investment income
Class A	(7,298)	(964)
Class I	(7,645)	(1,054)
Class NAV	(40,597,558)	(45,112,792)
From net realized gain
Class A	—	(114)
Class I	—	(114)
Class NAV	—	(4,647,740)

Total distributions	(40,612,501)	(49,762,778)

From fund share transactions	86,514,756	55,637,380

Total increase	88,509,567	46,283,006

Net assets

Beginning of year	1,069,595,109	1,023,312,103

End of year	$1,158,104,676	$1,069,595,109

Undistributed/(accumulated distributions in excess of)
net investment income	($941,946)	$2,765,452

See notes to financial statements	Annual report | Short Duration Credit Opportunities Fund	41

Financial highlights

The Financial highlights show how the fund’s net asset value for a share has changed during the period.

CLASS A SHARES Period ended	7-31-13	7-31-12	7-31-11	7-31-10[1]

Per share operating performance

Net asset value, beginning of period	$10.30	$10.41	$10.25	$10.00
Net investment income[2]	0.36	0.38	0.39	0.25
Net realized and unrealized gain (loss) on investments	(0.01)	(0.05)	0.26	0.25
Total from investment operations	0.35	0.33	0.65	0.50
Less distributions
From net investment income	(0.33)	(0.39)	(0.46)	(0.25)
From net realized gain	—	(0.05)	(0.03)	—
Total distributions	(0.33)	(0.44)	(0.49)	(0.25)
Net asset value, end of period	$10.32	$10.30	$10.41	$10.25
Total return (%)[3,4]	3.41	3.27	6.37	5.06[5]

Ratios and supplemental data

Net assets, end of period (in millions)	$2	—[6]	—[6]	—[6]
Ratios (as a percentage of average net assets):
Expenses before reductions and amounts recaptured	4.65	1.25	1.24	1.19[7]
Expenses including reductions and amounts recaptured	1.21	1.25	1.24	1.19[7]
Net investment income	3.58	3.81	3.75	3.26[7]
Portfolio turnover (%)	77	60	80	68

1 Period from 11-2-09 (inception date) to 7-31-10.
2 Based on the average daily shares outstanding.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
5 Not annualized.
6 Less than $500,000.
7 Annualized.

42	Short Duration Credit Opportunities Fund | Annual report	See notes to financial statements

CLASS I SHARES Period ended	7-31-13	7-31-12	7-31-11	7-31-10[1]

Per share operating performance

Net asset value, beginning of period	$10.30	$10.41	$10.24	$10.00
Net investment income[2]	0.38	0.42	0.42	0.26
Net realized and unrealized gain (loss) on investments	—[3]	(0.06)	0.26	0.25
Total from investment operations	0.38	0.36	0.68	0.51
Less distributions
From net investment income	(0.36)	(0.42)	(0.48)	(0.27)
From net realized gain	—	(0.05)	(0.03)	—
Total distributions	(0.36)	(0.47)	(0.51)	(0.27)
Net asset value, end of period	$10.32	$10.30	$10.41	$10.24
Total return (%)[4]	3.73	3.64	6.70	5.18[5]

Ratios and supplemental data

Net assets, end of period (in millions)	$1	—[6]	—[6]	—[6]
Ratios (as a percentage of average net assets):
Expenses before reductions and amounts recaptured	4.14	0.85	0.81	1.20[7]
Expenses including reductions and amounts recaptured	0.90	0.88	0.95	0.95[7]
Net investment income	3.76	4.16	4.01	3.48[7]
Portfolio turnover (%)	77	60	80	68

1 Period from 11-2-09 (inception date) to 7-31-10.
2 Based on the average daily shares outstanding.
3 Less than $0.005 per share.
4 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
5 Not annualized.
6 Less than $500,000.
7 Annualized.

CLASS NAV SHARES Period ended	7-31-13	7-31-12	7-31-11	7-31-10[1]

Per share operating performance

Net asset value, beginning of period	$10.30	$10.41	$10.24	$10.00
Net investment income[2]	0.40	0.43	0.44	0.29
Net realized and unrealized gain (loss) on investments	—[3]	(0.05)	0.26	0.24
Total from investment operations	0.40	0.38	0.70	0.53
Less distributions
From net investment income	(0.38)	(0.44)	(0.50)	(0.29)
From net realized gain	—	(0.05)	(0.03)	—
Total distributions	(0.38)	(0.49)	(0.53)	(0.29)
Net asset value, end of period	$10.32	$10.30	$10.41	$10.24
Total return (%)[4]	3.88	3.78	6.92	5.32[5]

Ratios and supplemental data

Net assets, end of period (in millions)	$1,155	$1,070	$1,023	$684
Ratios (as a percentage of average net assets):
Expenses before reductions and amounts recaptured	0.75	0.75	0.77	0.78[6]
Expenses including reductions and amounts recaptured	0.74	0.75	0.77	0.77[6]
Net investment income	3.79	4.29	4.21	3.90[6]
Portfolio turnover (%)	77	60	80	68

1 Period from 11-2-09 (inception date) to 7-31-10.
2 Based on the average daily shares outstanding.
3 Less than $0.005 per share.
4 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
5 Not annualized.
6 Annualized.

See notes to financial statements	Annual report | Short Duration Credit Opportunities Fund	43

Notes to financial statements

Note 1 — Organization

John Hancock Short Duration Credit Opportunities Fund, formerly John Hancock Multi Sector Bond Fund (the fund), is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek maximum total return, which consists of income on its investments and capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class NAV shares are sold to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, printing and postage and state registration fees for each class may differ.

Effective March 28, 2013, John Hancock Multi Sector Bond Fund changed its name to John Hancock Short Duration Credit Opportunities Fund.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last quoted bid or evaluated price. Investments by the funds in open-end mutual funds are valued at their respective net asset values each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, taking into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Swaps are marked-to-market daily based upon values from third party vendors, which may include a registered commodities exchange, or broker quotations. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities and forward foreign currency contracts traded only in the over-the-counter (OTC) market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost.

44	Short Duration Credit Opportunities Fund | Annual report

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees, which include price verification procedures. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of trading on the NYSE. Significant market events that affect the values of foreign securities may occur between the time when the valuation of the securities is generally determined and the close of the NYSE. During significant market events, these securities will be valued at fair value, as determined in good faith, following procedures established by the Board of Trustees. The fund may use a fair valuation model to value foreign securities in order to adjust for events that may occur between the close of foreign exchanges and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the Fund’s investments as of July 31, 2013, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
INVESTMENTS IN SECURITIES	VALUE AT 7-31-13	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Corporate Bonds	$492,411,449	—	$492,411,449	—
U.S. Government &
Agency Obligations	25,801,965	—	25,801,965	—
Foreign Government
Obligations	109,557,059	—	109,557,059	—
Capital Preferred Securities	156,823	—	156,823	—
Convertible Bonds	18,954,385	—	18,954,385	—
Structured Notes	2,242,678	—	2,110,918	$131,760
Term Loans	230,814,521	—	230,814,521	—
Collateralized Mortgage
Obligations	192,385,713	—	192,385,713	—
Asset Backed Securities	38,312,602	—	38,312,602	—
Common Stocks	182,132	$78,128	—	104,004
Preferred Securities	2,114,671	629,746	1,484,925	—
Short-Term Investments	75,287,982	75,287,982	—	—

Total Investments in
Securities	$1,188,221,980	$75,995,856	$1,111,990,360	$235,764
Other Financial Instruments:
Futures	$9,826,074	$9,826,074	—	—
Forward Foreign Currency
Contracts	$867,630	—	$867,630	—
Credit Default Swaps	($2,655,566)	—	($2,655,566)	—

Annual report | Short Duration Credit Opportunities Fund	45

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, the MRA does not result in an offset of the reported amounts of assets and liabilities in the statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions. Collateral received by the fund for repurchase agreements is disclosed in the fund’s investments as part of the caption related to the repurchase agreement.

When-issued/delayed-delivery securities. The fund may purchase or sell debt securities on a when-issued or delayed-delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction, with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the fund’s investments or in a schedule to the fund’s investments (Sale Commitments Outstanding). At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the fund until settlement takes place. At the time that the fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.

Certain risks may arise upon entering into when-issued or delayed-delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities purchased or increase in the value of securities sold prior to settlement date.

Term loans (Floating rate loans). The fund may invest in term loans, which often include debt securities that are rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

The fund’s ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund’s failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason, would adversely affect the fund’s income and would likely reduce the value of its assets. Because many term loans are not rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor’s credit analysis of the borrower and/or term loan agents. The fund may have limited rights to enforce the terms of an underlying loan.

At July 31, 2013, the fund had $3,612,479 in unfunded loan commitments outstanding.

46	Short Duration Credit Opportunities Fund | Annual report

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Prior to March 27, 2013, the fund participated in a $200 million unsecured line of credit, also with Citibank, with terms otherwise similar to the existing agreement. Commitment fees for the year ended July 31, 2013 were $652. For the year ended July 31, 2013, the fund had no borrowings under either line of credit.

Expenses. Within the John Hancock funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual report | Short Duration Credit Opportunities Fund	47

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of July 31, 2013, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are paid annually. The tax character of distributions for the years ended July 31, 2013 and 2012 was as follows:

	JULY 31, 2013	JULY 31, 2012

Ordinary Income	$40,612,501	$49,762,778

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2013, the components of distributable earnings on a tax basis consisted of $1,329,287 of undistributed ordinary income and $14,712,800 of undistributed long-term capital gain.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, derivative transactions and amortization and accretion on debt securities.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objectives. Derivatives include a variety of different instruments that may be traded in the over-the-counter market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

48	Short Duration Credit Opportunities Fund | Annual report

Forward foreign currency contracts and swaps are typically traded through the OTC market. Non-deliverable forwards are all regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed. This right to close out and net payments across all transactions traded under the ISDA could result in a reduction of the fund’s risk to a counterparty equal to any amounts payable by the fund, if any.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund’s custodian and is noted in the accompanying fund’s investments, or if cash is posted, on the Statement of assets and liabilities. The fund’s maximum risk of loss due to counterparty risk is equal to the collateral posted by the fund netted against the value on any outstanding contracts.

Futures are traded or cleared on an exchange or central exchange clearinghouse. Exchange-traded or cleared transactions generally present less counterparty risk to the fund. The exchange’s clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the clearinghouse and the clearing member.

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty and is known as close-out netting.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures collateral receivable/payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Annual report | Short Duration Credit Opportunities Fund	49

During the year ended July 31, 2013, the fund used futures contracts to manage the duration of the portfolio. During the year ended July 31, 2013, the fund held futures contracts with notional values ranging from $298.0 million to $359.8 million as measured at each quarter end. The following table summarizes the contracts held at July 31, 2013.

						UNREALIZED
OPEN	NUMBER OF		EXPIRATION			APPRECIATION
CONTRACTS	CONTRACTS	POSITION	DATE	NOTIONAL BASIS	NOTIONAL VALUE	(DEPRECIATION)

U.S. Treasury 2-year	170	Long	Sep 2013	$37,429,861	$37,453,125	$23,264
Note Futures
U.S. Treasury 5-Year	129	Long	Sep 2013	15,827,175	15,656,367	(170,808)
Note Futures
U.S. Treasury 10-Year	1,438	Short	Sep 2013	(185,796,032)	(181,817,125)	3,978,907
Note Futures
U.S. Treasury Long	873	Short	Sep 2013	(122,762,325)	(117,036,563)	5,725,762
Bond Futures
Ultra Long U.S.	30	Short	Sep 2013	(4,596,449)	(4,327,500)	268,949
Treasury Bond Futures
						$9,826,074

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a specific currency at a price that is set on the date of the contract. The forward contract calls for delivery of the currency on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral, the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended July 31, 2013, the fund used forward foreign currency contracts to manage against anticipated currency exchange rates and gain exposure to foreign currency. During the year ended July 31, 2013, the fund held forward foreign currency contracts with USD notional values ranging from $9.5 million to $101.0 million as measured at each quarter end. The following table summarizes the contracts held at July 31, 2013.

50	Short Duration Credit Opportunities Fund | Annual report

								NET UNREALIZED
CONTRACT			CONTRACT		SETTLEMENT	UNREALIZED	UNREALIZED	APPRECIATION/
TO BUY			TO SELL	COUNTERPARTY	DATE	APPRECIATION	DEPRECIATION	(DEPRECIATION)

CLP	39,100,000	USD	76,855	Citibank N.A.	8-16-2013	—	($918)	($918)
EUR	9,225,000	USD	11,962,242	Citibank N.A.	8-14-2013	$310,685	—	310,685
EUR	6,026,007	USD	7,988,261	Citibank N.A.	8-15-2013	28,754	—	28,754
USD	51,376	HUF	11,272,500	Citibank N.A.	9-3-2013	1,417	—	1,417
USD	154,000	PEN	431,200	Citibank N.A.	9-25-2013	543	—	543
GBP	301,500	USD	457,845	Citibank N.A.	8-15-2013	769	—	769
HUF	27,636,400	USD	121,000	Citibank N.A.	8-21-2013	1,623	—	1,623
HUF	226,310	USD	1,000	Citibank N.A.	8-23-2013	4	—	4
HUF	11,272,500	USD	50,000	Citibank N.A.	9-3-2013	—	(40)	(40)
NGN	127,185,585	USD	763,823	Citibank N.A.	9-18-2013	18,314	—	18,314
PEN	724,581	USD	260,000	Citibank N.A.	8-26-2013	—	(1,579)	(1,579)
PEN	702,500	USD	250,000	Citibank N.A.	9-25-2013	8	—	8
RON	392,000	USD	115,788	Citibank N.A.	8-19-2013	2,132	—	2,132
USD	24,538,316	EUR	18,450,000	Citibank N.A.	8-13-2013	—	(7,463)	(7,463)
USD	7,867,191	EUR	6,026,007	Citibank N.A.	8-15-2013	—	(149,824)	(149,824)
USD	7,233,154	EUR	5,445,000	Citibank N.A.	9-20-2013	—	(11,755)	(11,755)
USD	12,207,793	EUR	9,225,000	Citibank N.A.	8-26-2013	—	(65,583)	(65,583)
USD	458,830	GBP	301,500	Citibank N.A.	8-15-2013	216	—	216
USD	477,007	GBP	314,200	Citibank N.A.	9-20-2013	—	(809)	(809)
USD	25,839,000	GBP	16,500,000	Citibank N.A.	8-20-2013	741,616	—	741,616
USD	122,143	HUF	27,636,400	Citibank N.A.	8-21-2013	—	(480)	(480)
						$1,106,081	($238,451)	$867,630

Currency Abbreviations
CLP	Chilean Peso
EUR	Euro
GBP	Pound Sterling
HUF	Hungarian Forint
NGN	Nigerian Naira
PEN	Peruvian Nuevo Sol
RON	Romanian New Leu
USD	U.S. Dollar

Swaps. Swap agreements are agreements between the fund and counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Upfront payments made/received by the fund are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. Swaps are marked-to-market daily and the change in value is recorded as unrealized appreciation/depreciation of swap contracts. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.

Annual report | Short Duration Credit Opportunities Fund	51

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.

During the year ended July 31, 2013, the fund used interest rate swaps to manage the duration of the portfolio. During the year ended July 31, 2013, the fund held interest rate swap contracts with total USD notional amounts ranging up to $10.2 million. At July 31, 2013, the fund held no interest rate swap contracts.

Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.

During the year ended July 31, 2013, the fund used CDS as a Buyer of protection to manage against potential credit events. During the year ended July 31, 2013, the fund held credit default swap contracts with total USD notional amounts ranging from $112.6 million to $231.6 million as measured at each quarter end. The following table summarizes the credit default swap contracts the fund held as of July 31, 2013 as a Buyer of protection.

					UNAMORTIZED	UNREALIZED
	REFERENCE	USD NOTIONAL	(PAY)/RECEIVED	MATURITY	UPFRONT	APPRECIATION	MARKET
COUNTERPARTY	OBLIGATION	AMOUNT	FIXED RATE	DATE	PAYMENT	(DEPRECIATION)	VALUE

Citibank N.A.	CDX IG CDSI	$112,600,000	(1.00%)	Jun 2018	($553,959)	($978,332)	($1,532,291)
S20 5Y DEAL

Implied credit spreads are utilized in determining the market value of CDS agreements in which the fund is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity’s creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.

For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s creditworthiness and a greater likelihood of a credit event occurring. This is also represented by a decrease in the average credit rating of the underlying index. The maximum potential amount of

52	Short Duration Credit Opportunities Fund | Annual report

future payments (undiscounted) that a fund as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.

The fund used CDS as a Seller of protection during the year ended July 31, 2013 to take a long exposure to the reference credit indices. During the year ended July 31, 2013, the fund acted as Seller on credit default swap contracts with total USD notional amounts ranging up to $13.8 million as measured at each quarter end. The following table summarizes the credit default swap contracts the fund held as of July 31, 2013 where the fund acted as a Seller of protection.

			IMPLIED			UNAMORTIZED	UNREALIZED
	REFERENCE	USD NOTIONAL	CREDIT	(PAY)/RECEIVED	MATURITY	UPFRONT	APPRECIATION	MARKET
COUNTERPARTY	OBLIGATION	AMOUNT	SPREAD	FIXED RATE	DATE	PAYMENT	(DEPRECIATION)	VALUE

Citibank N.A.	CMBX NA AAA 4	$4,000,000	1.30%	0.350%	Feb 2051	($760,510)	$640,782	($119,728)
Citibank N.A.	CMBX NA AM 4	1,150,000	3.40%	0.500%	Feb 2051	(284,222)	166,459	(117,763)
Citibank N.A.	CMBX NA AM 4	4,000,000	3.40%	0.500%	Feb 2051	(396,495)	(13,116)	(409,611)
Citibank N.A.	CMBX NA AM 4	3,000,000	3.40%	0.500%	Feb 2051	(510,728)	203,520	(307,208)
Citibank N.A.	CMBX NA AM 4	1,650,000	3.40%	0.500%	Feb 2051	(333,318)	164,353	(168,965)
		$13,800,000				($2,285,273)	$1,161,998	($1,123,275)

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at July 31, 2013 by risk category:

		FINANCIAL	ASSET	LIABILITY
	STATEMENT OF ASSETS AND	INSTRUMENTS	DERIVATIVES	DERIVATIVES
RISK	LIABILITIES LOCATION	LOCATION	FAIR VALUE	FAIR VALUE

Interest rate contracts	Receivable/Payable	Futures	$9,996,882†	($170,808)†
	for futures

Credit contracts	Swap contracts, at value	Credit default	—	(2,655,566)
		swaps
Foreign currency	Receivable/Payable for	Foreign forward	1,106,081	(238,451)
contracts	foreign currency	currency
	exchange contracts	contracts
Total			$11,102,963	($3,064,825)

† Reflects cumulative appreciation/depreciation on futures as disclosed above. Only the year end variation margin is separately disclosed in the Statement of assets and liabilities.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2013:

			FOREIGN
	FUTURES		CURRENCY
RISK	CONTRACTS	SWAP CONTRACTS	TRANSACTIONS*	TOTAL

Interest rate
contracts	$5,072,423	($1,652,595)	—	$3,419,828
Credit contracts	—	(13,450,988)	—	(13,450,988)
Foreign currency
contracts	—	—	(1,534,819)	(1,534,819)
Total	$5,072,423	($15,103,583)	($1,534,819)	($11,565,979)

* Realized gain/loss associated with foreign currency contracts is included in this caption on the Statement of operations.

Annual report | Short Duration Credit Opportunities Fund	53

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2013:

			FOREIGN
	FUTURES		CURRENCY
RISK	CONTRACTS	SWAP CONTRACTS	TRANSACTIONS*	TOTAL

Interest rate
contracts	$9,506,381	$1,756,702	—	$11,263,083
Credit contracts	—	2,898,380	—	2,898,380
Foreign currency
contracts	—	—	$950,544	950,544
Total	$9,506,381	$4,655,082	$950,544	$15,112,007

* Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in the caption on the Statements of operations.

Note 4 — Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Investment Management Services, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: a) 0.740% of the first $250,000,000 of the fund’s average daily net assets; b) 0.700% of the next $500,000,000 of the fund’s average daily net assets; and c) 0.675% of the fund’s average daily net assets in excess of $750,000,000. The Advisor has a subadvisory agreement with Stone Harbor Investment Partners LP. The fund is not responsible for payment of the subadvisory fees.

Effective June 1, 2013, the Advisor has contractually agreed to waive a portion of its management fee for certain funds (the Participating portfolios) of the Trust, John Hancock Funds, John Hancock Funds III and John Hancock Variable Insurance Trust. The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the Participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; and 0.015% of that portion of the aggregate net assets of all the Participating porfolios that exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among all the Participating portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

Prior to June 1, 2013, the Advisor had contractually agreed to waive a portion of its management fee for certain funds (the participating portfolios) of the Trust and John Hancock Variable Insurance Trust. The prior waiver equaled, on an annualized basis, 0.01% of that portion of the aggregate net

54	Short Duration Credit Opportunities Fund | Annual report

assets of all the participating portfolios that exceeded $75 billion but was less than $100 billion; and 0.015% of that portion of the aggregate net assets of all the participating portfolios that equaled or exceeded $100 billion. The amount of the reimbursement was calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund.

Effective March 28, 2013, the Advisor has contractually agreed to waive fees and/or reimburse operating expenses for Class A and Class I shares excluding certain expenses such as taxes, brokerage commissions, interest expense, short dividend expense, acquired fund fees, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business. The fee waivers and/or expense reimbursements are such that these expenses will not exceed 1.21% and 0.90% for Class A and Class I shares, respectively. The fee waivers and/or reimbursements will continue in effect until November 30, 2014, unless renewed by mutual agreement of the fund and the Advisor based upon determination that this is appropriate under the circumstances at that time. Prior to March 28, 2013, these fee waivers and/or expense reimbursements were such that the expenses would not exceed 1.25% and 1.05% for Class A and Class I shares, respectively.

Additionally, the Advisor has voluntarily agreed to waive and/or reimburse other expenses of the fund excluding advisory fees, Rule 12b-1 fees, service fees, transfer agent fees, blue sky fees, taxes, brokerage commissions, interest expense, printing and postage, short dividend expense, acquired fund fees, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The waivers are such that these expenses will not exceed 0.15% of average net assets. This voluntary expense reimbursement will continue in effect until terminated at any time by the Advisor on notice to the fund.

Accordingly, these expense reductions described above amounted to $7,879, $7,266 and 43,486 for Class A, Class I and Class NAV shares for the year ended July 31, 2013.

The investment management fees incurred for the year ended July 31, 2013 were equivalent to a net annual effective rate of 0.70% of the fund’s average daily net assets.

Expense recapture. The Advisor may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the beginning of the month in which such reimbursements or waivers originally occurred to the extent that the fund is below its expense limitation during this period. The table below outlines the amounts recovered during the year ended July 31, 2013, and the amount of waived or reimbursed expenses subject to potential recovery and the respective expiration dates.

AMOUNT
AMOUNTS ELIGIBLE FOR	AMOUNTS ELIGIBLE FOR	AMOUNTS ELIGIBLE FOR	RECOVERED DURING
RECOVERY THROUGH	RECOVERY THROUGH	RECOVERY THROUGH	THE PERIOD ENDED
JULY 1, 2014	JULY 1, 2015	JULY 1, 2016	JULY 31, 2013

—	—	$15,121	—

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2013 amounted to an annual rate of 0.01% of the fund’s average daily net assets.

Annual report | Short Duration Credit Opportunities Fund	55

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund pays 0.30% for Class A shares for distribution and service fees, expressed as an annual percentage of average daily net assets.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $11,920 for the year ended July 31, 2013. Of this amount, $1,500 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $10,420 was paid as sales commissions to broker-dealers and $0 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended July 31, 2013, CDSCs received by the Distributor amounted to $862 for Class A shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended July 31, 2013 were:

	DISTRIBUTION	TRANSFER	STATE	PRINTING AND
CLASS	AND SERVICE FEES	AGENT FEES	REGISTRATION FEES	POSTAGE

A	$688	$368	$7,052	$801
I	—	241	7,051	300
Total	$688	$609	$14,103	$1,101

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its average daily net assets.

56	Short Duration Credit Opportunities Fund | Annual report

Note 6 — Fund share transactions

Transactions in fund shares for the years ended July 31, 2013 and 2012 were as follows:

		Year ended 7-31-13		Year ended 7-31-12
	Shares	Amount	Shares	Amount
Class A shares

Sold	173,587	$1,794,593	—	—
Distributions reinvested	578	5,950	—	—
Repurchased	(5,638)	(57,963)	—	—

Net increase	168,527	$1,742,580	—	—

Class I shares

Sold	119,339	$1,244,362	—	—
Distributions reinvested	654	6,741	—	—
Repurchased	(2,948)	(30,230)	—	—

Net increase	117,045	$1,220,873	—	—

Class NAV shares

Sold	14,011,129	$146,281,398	11,100,561	$112,124,293
Distributions reinvested	3,895,386	40,597,558	4,945,978	49,759,698
Repurchased	(9,840,661)	(103,327,653)	(10,488,234)	(106,246,611)

Net increase	8,065,854	$83,551,303	5,558,305	$55,637,380

Total net increase	8,351,426	$86,514,756	5,558,305	$55,637,380

Affiliates of the fund owned 1%, 2% and 100% of shares of beneficial interest of each of Class A, Class I and Class NAV on July 31, 2013.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $938,471,191 and $840,168,559, respectively, for year ended July 31, 2013.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, affiliated fund investments may represent a significant portion of the fund’s net assets. At July 31, 2013, the following funds had an affiliate ownership of 5% or more of the fund’s net assets:

AFFILIATE
FUND	CONCENTRATION

John Hancock Lifestyle Balanced Portfolio	38.5%
John Hancock Lifestyle Conservative Portfolio	15.4%
John Hancock Lifestyle Growth Portfolio	13.8%
John Hancock Lifestyle Moderate Portfolio	15.6%

Annual report | Short Duration Credit Opportunities Fund	57

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of
John Hancock Short Duration Credit Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Short Duration Credit Opportunities (formerly the John Hancock Multi Sector Bond Fund) (the “Fund”) at July 31, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2013 by correspondence with the custodian, agent banks and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 20, 2013

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Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2013.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2013 Form 1099-DIV in early 2014. This will reflect the tax character of all distributions paid in calendar year 2013.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

Annual report | Short Duration Credit Opportunities Fund	59

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management Services, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Stone Harbor Investment Partners LP (the Subadvisor) for Short Duration Credit Opportunities Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on May 16-17, 2013, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meeting a variety of materials relating to the fund, the Advisor, and the Subadvisor, including comparative performance, fee and expense information for peer groups of similar mutual funds prepared by an independent third-party provider of mutual fund data; performance information for the fund’s benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts; and other information provided by the Advisor and the Subadvisor regarding the nature, extent, and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative and each Trustee may attribute different weights to different factors. The Board’s conclusions may be based in part on its consideration of the Advisory and Subadvisory Agreements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

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Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor’s risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties through Board meetings, discussions, and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a) the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objective; review of brokerage matters, including with respect to trade allocation and best execution; and the Advisor’s timeliness in responding to performance issues;

(b) the background, qualifications and skills of the Advisor’s personnel;

(c) the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;

(d) the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund;

(e) the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and

(f) the Advisor’s reputation and experience in serving as an investment adviser to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a) reviewed information prepared by management regarding the fund’s performance;

(b) considered the comparative performance of the fund’s benchmark;

Annual report | Short Duration Credit Opportunities Fund	61

(c) considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of mutual fund data. Such report included the fund’s ranking within a smaller group of peer funds and the fund’s ranking within broader groups of funds; and

(d) took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.

The Board noted that the fund outperformed its benchmark index and underperformed its peer group average for the one- and three-year periods ended December 31, 2012. The Board considered management’s discussion of the fund’s investment style and the impact of market conditions during the period, including the fund’s shorter duration mandate relative to many in its peer group.

The Board concluded that the performance of the fund has generally been in line with or outperformed the historical performance of the fund’s benchmark.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund’s contractual and net management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board noted that net management fees for this fund are higher than the peer group median and that total expenses for this fund are equal to the peer group median. The Board took into account management’s discussion of the fund’s expenses.

The Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also took into account that management had agreed to implement an overall fee waiver across a number of funds in the complex, including the fund, which is discussed further below. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund. The Board also noted that the Advisor pays the subadvisory fees of the fund, and that such fees are negotiated at arm’s length with respect to the Subadvisor. The Board also noted management’s discussion of the fund’s expenses, as well as certain actions taken over the past several years to reduce the fund’s operating expenses. The Board reviewed information provided by the Advisor concerning investment advisory fees charged to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:

(a) reviewed financial information of the Advisor;

(b) reviewed and considered an analysis presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;

(c) received and reviewed profitability information with respect to the John Hancock fund complex as a whole;

62	Short Duration Credit Opportunities Fund | Annual report

(d) received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data;

(e) considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability analysis reviewed by the Board;

(f) considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;

(g) noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the Trust’s distributor also receives Rule 12b-1 payments to support distribution of the fund;

(h) noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;

(i) noted that the subadvisory fees for the fund are paid by the Advisor and are negotiated at arm’s length; and

(j) considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a) considered that the Advisor has agreed, effective June 1, 2013, to waive its management fee for the fund and each of the open-end funds of John Hancock Funds II, John Hancock Funds III, each other John Hancock fund (except those listed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement):

The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $75 billion but is less than or equal to $125 billion, 0.0125% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $125 billion but is less than or equal to $150 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $150 billion. (The funds that are not Participating Portfolios as of the date of this annual report are each of the fund of funds, money market funds, index funds and closed-end funds);

(b) reviewed the Trust’s advisory fee structure and the incorporation therein of any subadvisory fee breakpoints in the advisory fees charged and concluded that (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and

Annual report | Short Duration Credit Opportunities Fund	63

(c) the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1) information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

(2) the historical and current performance of the fund, and comparative performance information relating to the fund’s benchmark and comparable funds;

(3) the subadvisory fee for the fund, including any breakpoints, and comparative fee information, where available, prepared by an independent third-party provider of mutual fund data; and

(4) information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifica-tions, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed by it to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund, that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length.

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As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which includes arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Trust’s Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate account, and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. The Board also took into account the sub-advisory fees paid by the Advisor to the Subadvisor with respect to the fund to fees charged by the fund’s Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and benchmark and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.

The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1) The Subadvisor has extensive experience and demonstrated skills as a manager;

(2) The performance of the fund generally has been in line with or outperformed the historical performance of the fund’s benchmark and the fund’s overall performance is satisfactory;

(3) The subadvisory fees are reasonable in relation to the level and quality of services being provided; and

(4) Subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James M. Oates, Born: 1946	2012	231

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director,
Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc.
(formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial
(since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River
Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock retail funds (since 2012); Trustee (2005–2006 and since
2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and
Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson
of the Board (since 2005), John Hancock Funds II.

Charles L. Bardelis,[3] Born: 1941	2012	231

Director, Island Commuter Corp. (marine transport). Trustee, John Hancock retail funds (since 2012);
Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance
Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[3] Born: 1942	2012	231

Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant;
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln
Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010);
former Director, PMA Capital Corporation (2004–2010). Trustee, John Hancock retail funds (since 2012);
Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance
Trust and John Hancock Funds II (since 2005).

William H. Cunningham,[2] Born: 1944	1994	231

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas
System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since
2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance);
Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former
Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition
Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley)
(until 2009); former Advisory Director, JPMorgan Chase Bank (formerly Texas Commerce Bank–Austin)
(until 2009). Trustee, John Hancock retail funds (since 1986); Trustee, John Hancock Variable Insurance
Trust (since 2012); Trustee, John Hancock Funds II (since 2012 and 2005–2006).

Grace K. Fey, Born: 1946	2012	231

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President,
Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Theron S. Hoffman,[3] Born: 1947	2012	231

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner, and Operating Head,
Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000). Trustee, John Hancock retail funds (since 2012); Trustee,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson,[2] Born: 1952	2008	231

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation
(since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange
(2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).
Trustee, John Hancock retail funds (since 2008); Trustee of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Hassell H. McClellan, Born: 1945	2012	231

Associate Professor, The Wallace E. Carroll School of Management, Boston College (since 1984);
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director,
The Barnes Group (since 2010). Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock
Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2005).

Steven R. Pruchansky,[2] Born: 1944	1991	231

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011–2012),
John Hancock retail funds; Trustee and Vice Chairperson of the Board, John Hancock retail funds,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

Gregory A. Russo,[2] Born: 1949	2009	231

Director and Audit Committee Chairman (since 2012) and Member, Audit Committee and Finance
Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006);
Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester
County, New York, Chamber of Commerce (1986–1992); Director, Treasurer and Chairman of
Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of
Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).
Trustee, John Hancock retail funds (since 2008); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

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Non-Independent Trustees[4]

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James R. Boyle, Born: 1959	2012	231

Senior Executive Vice President, John Hancock Financial Services (1999–2012, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock
Investment Management Services, LLC (2005–2010). Trustee, John Hancock retail funds (since 2012 and
2005–2010), Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Craig Bromley,[2] Born: 1966	2012	231

President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General
Manager, U.S. Division, John Hancock Financial Services (since 2012); President and Chief Executive
Officer, Manulife Insurance Company (Manulife (Japan) (2005–2012), including prior positions).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Warren A. Thomson,[2] Born: 1955	2012	231

Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The
Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife
Asset Management (since 2001, including prior positions); Director (since 2006), and President and
Chief Executive Officer of Manulife Asset Management Limited (since 2013); Director and Chairman,
Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds, John Hancock
Variable Insurance Trust and John Hancock Funds II (since 2012).

Principal officers who are not Trustees

Name, year of birth		Officer
Position(s) held with fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Hugh McHaffie, Born: 1959		2009

President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services,
LLC and John Hancock Funds, LLC (since 2010); President, John Hancock Advisers, LLC (since 2012);
President, John Hancock Investment Management Services, LLC (since 2010). President (since 2012) and former Trustee (2010–2012), John Hancock retail funds; President, John Hancock Variable Insurance
Trust and John Hancock Funds II (since 2009).

Andrew G. Arnott, Born: 1971		2009

Executive Vice President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice
President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive
Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); Executive Vice
President, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2007, including prior positions).

Thomas M. Kinzler, Born: 1955		2006

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2006).

68	Short Duration Credit Opportunities Fund | Annual report

Principal officers who are not Trustees (continued)

Name, year of birth	Officer
Position(s) held with fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2007).

Salvatore Schiavone, Born: 1965	2009

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust and John Hancock Funds II (since 2010 and 2007–2009, including prior positions).

John Hancock retail funds is comprised of John Hancock Funds III and 34 other John Hancock funds consisting of 24 series of other John Hancock trusts and 10 closed-end funds.

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation or removal.

2 Became a Trustee of the Trust effective December 1, 2012.

3 Member of Audit Committee.

4 Because Messrs. Bromley and Thomson are senior executives or directors and Mr. Boyle held prior positions as a senior executive and director of the Advisor and/or its affiliates, each of them is considered an “interested person,” as defined in the Investment Company Act of 1940, of the Trust.

Annual report | Short Duration Credit Opportunities Fund	69

More information

Trustees	Investment advisor
James M. Oates, Chairperson	John Hancock Investment Management
Steven R. Pruchansky, Vice Chairperson	Services, LLC
Charles L. Bardelis*
James R. Boyle†	Subadvisor
Craig Bromley†	Stone Harbor Investment Partners LP
Peter S. Burgess*
William H. Cunningham	Principal distributor
Grace K. Fey	John Hancock Funds, LLC
Theron S. Hoffman*
Deborah C. Jackson	Custodian
Hassell H. McClellan	State Street Bank and Trust Company
Gregory A. Russo
Warren A. Thomson†	Transfer agent
John Hancock Signature Services, Inc.
Officers
Hugh McHaffie	Legal counsel
President	K&L Gates LLP

Andrew G. Arnott	Independent registered
Executive Vice President	public accounting firm
PricewaterhouseCoopers LLP
Thomas M. Kinzler
Secretary and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

*Member of the Audit Committee
†Non-Independent Trustee

The fund’s proxy voting policies and procedures, as well as the fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund’s Form N-Q is available on our website and the SEC’s website, sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	Investment Operations	Investment Operations
	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	30 Dan Road
	Boston, MA 02205-5913	Canton, MA 02021

70	Short Duration Credit Opportunities Fund | Annual report

800-225-5291
800-338-8080 EASI-Line
jhinvestments.com

This report is for the information of the shareholders of John Hancock Short Duration Credit Opportunities Fund.
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	350A 7/13
MF150752	9/13

John Hancock INVESTMENTS

John Hancock

Global High Yield Fund

Annual Report

7.31.13

A look at performance

Total returns for the period ended July 31, 2013

									SEC 30-day	SEC 30-day
	Average annual total returns (%)				Cumulative total returns (%)				yield (%)	yield (%)
	with maximum sales charge				with maximum sales charge				subsidized	unsubsidized[1]

	1-year	5-year	10-year	Since inception[2]	1-year	5-year	10-year	Since inception[2]	as of 7-31-13	as of 7-31-13

Class A	–1.74	—	—	6.63	–1.74	—	—	27.23	4.60	–2.04

Class I3	3.17	—	—	8.27	3.17	—	—	34.71	5.14	–16.88

Class NAV[3]	3.30	—	—	8.38	3.30	—	—	35.21	5.23	5.23

Index 1†	8.08	—	—	10.66	8.08	—	—	46.20	—	—

Index 2†	4.00	—	—	9.74	4.00	—	—	41.73	—	—

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 4.50%.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. The fee waivers and expense limitations are contractual at least until 11-30-14 for Class A and Class I shares. Had the fee waivers and expense limitations not been in place, gross expenses would apply. For all other classes, the net expenses equal the gross expenses. The expense ratios are as follows:

	Class A	Class I	Class NAV
Net (%)	1.35	1.04	0.90
Gross (%)	1.55	1.15	0.90

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund’s website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

† Index 1 is the Bank of America Merrill Lynch Global High Yield and Emerging Markets Plus Index. Index 2 is 50% Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index/50% JPMorgan EMBI Global Diversified Index.

See the following page for footnotes.

6	Global High Yield Fund | Annual report

		With maximum	Without
	Start date	sales charge	sales charge	Index 1	Index 2

Class I3	11-2-09	$13,471	$13,471	$14,620	$14,173

Class NAV[3]	11-2-09	13,521	13,521	14,620	14,173

Bank of America Merrill Lynch Global High Yield and Emerging Markets Plus Index tracks the performance of the below and border-line investment grade global debt markets denominated in the major developed market currencies.

BofA Merrill Lynch U.S. High Yield Master II Constrained Index is an unmanaged index composed of U.S. currency high-yield bonds issued by U.S. and non-U.S. issuers.

JPMorgan EMBI Global Diversified Index is a uniquely weighted index that tracks total returns for U.S. dollar-denominated Brady bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities.

Blended Index is composed of 50% Bank of America Merrill Lynch High Yield Master II Constrained Index and 50% JPMorgan EMBI Global Diversified Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values if they did.

Footnotes related to performance pages

1 Unsubsidized yields reflect what the yields would have been without the effect of reimbursements and waivers.

2 From 11-2-09.

3 For certain types of investors as described in the fund’s prospectuses.

Annual report | Global High Yield Fund	7

Management’s discussion of

Fund performance

Stone Harbor Investment Partners LP

Performance in fixed-income markets was mixed over the past year. In the United States, Treasuries and AAA-rated debt significantly underperformed more credit-sensitive sectors of the market as longer-term U.S. Treasury rates, which began the period near record lows, climbed steadily higher. Part of that movement was driven by macroeconomic concerns, as investors closely watched the actions of Congress and the U.S. Federal Reserve for any potential changes in fiscal and monetary policies.

For the 12 months ended July 31, 2013, Class A shares of John Hancock Global High Yield Fund posted a total return of 2.85%, excluding sales charges. For the same 12-month period, the multisector bond fund category tracked by Morningstar, Inc. returned an average 4.29%.† During the same period, the fund’s blended benchmark index, 50% Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index/50% JPMorgan EMBI Global Diversified Index, gained 4.00%. The fund’s secondary benchmark, the Bank of America Merrill Lynch Global High Yield and Emerging Markets Plus Index, returned 8.08% over the period. Our emerging-market debt allocation lagged the emerging-market portion of the fund’s blended benchmark, primarily due to the fund’s country allocation. The recent U.S. court ruling against the government of Argentina caused prices in that country’s debt and across emerging-market debt in general to drop precipitously. We sold the fund’s position in Argentine debt before the end of the period, but exposure to the country was still the main detractor from relative returns. Earlier in the period, the fund’s limited exposure to the Ivory Coast and Lebanon also detracted from relative returns. We believe those particular markets are some of the riskier ones in the emerging-market space but, nonetheless, investors’ hunt for higher-yielding securities drove prices in those markets higher and the fund’s underweight position detracted from returns. The high-yield portion of the fund outperformed the high-yield component of its blended benchmark, attributable to solid security selection within corporate debt. In terms of sectors, the fund’s overweight positions in the food and beverage and telecommunications sectors contributed positively to relative returns.

This commentary reflects the views of the portfolio managers through the end of the period discussed in this report. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

† Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

8	Global High Yield Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

▪ Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund’s actual ongoing operating expenses and is based on the fund’s actual return. It assumes an account value of $1,000.00 on February 1, 2013, with the same investment held until July 31, 2013.

	Account value	Ending value	Expenses paid during
	on 2-1-13	on 7-31-13	period ended 7-31-13[1]

Class A	$1,000.00	$976.20	$6.61

Class I	1,000.00	977.60	5.10

Class NAV	1,000.00	978.40	4.41

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2013, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Global High Yield Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund’s actual return). It assumes an account value of $1,000.00 on February 1, 2013, with the same investment held until July 31, 2013. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value	Ending value	Expenses paid during
	on 2-1-13	on 7-31-13	period ended 7-31-13[1]

Class A	$1,000.00	$1,018.10	$6.76

Class I	1,000.00	1,019.60	5.21

Class NAV	1,000.00	1,020.30	4.51

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the fund’s annualized expense ratio of 1.35%, 1.04%, and 0.90% for Class A, Class I, and Class NAV shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

10	Global High Yield Fund | Annual report

Portfolio summary

Top 10 Issuers (25.6% of Total Investments on 7-31-13)[1,2]

Republic of Turkey	4.2%	Petroleos de Venezuela SA	2.2%

Federative Republic of Brazil	3.8%	Government of Russia	2.0%

Republic of Indonesia	3.0%	Republic of Colombia	1.7%

Government of Mexico	2.9%	Republic of Ukraine	1.7%

Republic of Venezuela	2.5%	Republic of South Africa	1.6%

Quality Distribution[4]

AAA	0.1%	B	39.6%

AA	0.4%	CCC & Below	8.7%

A	3.2%	Not Rated	1.7%

BBB	28.3%	Short-Term Investments & Other	3.9%

BB	14.1%

Country Composition[1,3]

United States	48.4%

Venezuela	4.7%

Turkey	4.4%

Brazil	4.2%

Luxembourg	4.0%

Mexico	3.3%

Indonesia	3.1%

Colombia	2.3%

Canada	2.1%

Russia	2.1%

Other	21.4%

1 As a percentage of net assets on 7-31-13

2 Cash and cash equivalents not included.

3 Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor is unable or unwilling to make principal or interest payments. Investments in higher yielding, lower-rated securities include a higher risk of default. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Currency transactions are affected by fluctuations in exchange rates. The use of hedging and derivatives could produce disproportionate gains or losses and may increase costs. Mortgage- and asset-backed securities may be sensitive to changes in interest rates, and may be subject to early repayment and the market’s perception of issuer creditworthiness. Illiquid securities may be difficult to sell at a price approximating their value. Loan participations and assignments involve additional risks, including credit, interest-rate, counterparty, liquidity, and lending risk. Please see the fund’s prospectus for additional risks.

4 Ratings are from Moody’s Investors Service, Inc. If not available, we have used Standard & Poor’s Ratings Services. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not Rated” securities are those with no ratings available from these agencies. All ratings are as of 7-31-13 and do not reflect subsequent downgrades or upgrades, if any.

Annual report | Global High Yield Fund	11

Fund’s investments

As of 7-31-13

		Maturity
	Rate (%)	date	Par value^	Value
Corporate Bonds 61.4%			$332,762,310

(Cost $327,146,007)

Austria 0.1%				278,920

ESAL GmbH (S)	6.250	02-05-23	304,000	278,920

Azerbaijan 0.1%				506,990

State Oil Company of the Azerbaijan Republic	5.450	02-09-17	484,000	506,990

Brazil 0.4%				2,390,538

BM&FBovespa SA (S)	5.500	07-16-20	275,000	284,625

BM&FBovespa SA	5.500	07-16-20	100,000	103,500

BR Properties SA (Q)(S)	9.000	10-29-49	153,000	150,323

Caixa Economica Federal (S)	2.375	11-06-17	300,000	280,500

Caixa Economica Federal (S)	3.500	11-07-22	156,000	130,260

Centrais Eletricas Brasileiras SA	5.750	10-27-21	230,000	223,675

Globo Comunicacao e Participacoes SA
(6.250% to 7-20-15, then 9.375%
thereafter) (Q)	6.250	07-29-49	100,000	104,000

Hypermarcas SA (S)	6.500	04-20-21	284,000	284,355

Samarco Mineracao SA (S)	4.125	11-01-22	507,000	446,160

Telemar Norte Leste SA (S)	5.500	10-23-20	106,000	99,640

Votorantim Cimentos SA (S)	7.250	04-05-41	300,000	283,500

Canada 2.1%				11,413,928

Ainsworth Lumber Company, Ltd. (S)	7.500	12-15-17	1,145,000	1,213,700

Cascades, Inc.	7.750	12-15-17	650,000	682,500

Cascades, Inc.	7.875	01-15-20	600,000	633,000

MEG Energy Corp. (S)	6.500	03-15-21	750,000	765,000

Mercer International, Inc.	9.500	12-01-17	1,270,000	1,346,200

Quebecor Media, Inc.	5.750	01-15-23	1,275,000	1,246,313

Taseko Mines, Ltd.	7.750	04-15-19	710,000	717,100

Trinidad Drilling, Ltd. (S)	7.875	01-15-19	1,679,000	1,779,740

Videotron, Ltd.	5.000	07-15-22	890,000	881,100

VPII Escrow Corp. (S)	6.750	08-15-18	675,000	712,125

VPII Escrow Corp. (S)	7.500	07-15-21	1,340,000	1,437,150

Cayman Islands 1.2%				6,689,854

Baidu, Inc.	3.250	08-06-18	200,000	200,630

Banco do Brasil SA/Cayman Island	3.875	10-10-22	230,000	202,975

Banco do Brasil SA/Cayman Island (6.250%
to 4-15-24, then 10 Year U.S. Treasury
+ 4.398%) (Q)(S)	6.250	12-29-49	365,000	302,950

12	Global High Yield Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value
Cayman Islands (continued)

BR Malls International Finance, Ltd. (Q)(S)	8.500	01-29-49	137,000	$135,988

Braskem Finance, Ltd. (Q)(S)	7.375	10-29-49	200,000	189,500

China Overseas Finance Cayman II, Ltd.	5.500	11-10-20	300,000	311,554

Dubai Holding Commercial Operations
MTN, Ltd.	6.000	02-01-17	GBP 450,000	696,543

Emaar Sukuk, Ltd.	6.400	07-18-19	600,000	640,500

General Shopping Finance, Ltd. (Q)(S)	10.000	11-29-49	211,000	197,285

Grupo Aval, Ltd. (S)	4.750	09-26-22	409,000	387,016

Grupo Aval, Ltd. (S)	5.250	02-01-17	200,000	208,000

Gruposura Finance (S)	5.700	05-18-21	200,000	204,000

Itau Unibanco Holding SA/Cayman Island (S)	5.650	03-19-22	204,000	196,860

Longfor Properties Co Ltd.	6.875	10-18-19	200,000	199,226

MCE Finance, Ltd. (S)	5.000	02-15-21	200,000	191,000

Odebrecht Drilling Norbe VIII/IX, Ltd.	6.350	06-30-21	185,000	185,925

Odebrecht Finance, Ltd. (S)	5.125	06-26-22	200,000	195,000

Offshore Group Investment, Ltd. (S)	7.125	04-01-23	1,885,000	1,889,713

Petrobras International Finance Company	2.875	02-06-15	90,000	91,411

Petrobras International Finance Company	5.375	01-27-21	64,000	63,778

Chile 1.1%				5,826,377

Banco del Estado de Chile (S)	3.875	02-08-22	164,000	159,397

Cencosud SA (S)	4.875	01-20-23	229,000	218,842

Cencosud SA (S)	5.500	01-20-21	350,000	355,292

Corporacion Nacional del Cobre de Chile (S)	3.000	07-17-22	1,166,000	1,074,675

Corporacion Nacional del Cobre de Chile (S)	4.250	07-17-42	637,000	529,281

Corporacion Nacional del Cobre de Chile (S)	6.150	10-24-36	255,000	278,934

Corporacion Nacional del Cobre de Chile	6.150	10-24-36	2,361,000	2,582,601

Corporacion Nacional del Cobre de Chile	7.500	01-15-19	197,000	238,887

GeoPark Latin America, Ltd. Agencia en
Chile (S)	7.500	02-11-20	200,000	204,000

Telefonica Chile SA (S)	3.875	10-12-22	201,000	184,468

China 0.1%				593,497

Country Garden Holdings Company, Ltd. (S)	7.500	01-10-23	202,000	187,355

Tencent Holdings, Ltd. (S)	3.375	03-05-18	402,000	406,142

Colombia 0.2%				1,147,633

Bancolombia SA	5.125	09-11-22	298,000	277,140

Colombia Telecomunicaciones SA ESP (S)	5.375	09-27-22	350,000	329,000

Pacific Rubiales Energy Corp. (S)	5.125	03-28-23	351,000	330,993

Transportadora de Gas Internacional SA ESP (S)	5.700	03-20-22	200,000	210,500

Cyprus 0.1%				284,580

Mriya Agro Holding PLC (S)	9.450	04-19-18	306,000	284,580

Germany 0.5%				2,487,318

Faenza GmbH (S)	8.250	08-15-21	EUR 925,000	1,244,356

Unitymedia KabelBW GmbH	9.500	03-15-21	EUR 825,000	1,242,962

Hong Kong 0.1%				309,955

Bangkok Bank PCL (S)	3.875	09-27-22	319,000	309,955

See notes to financial statements	Annual report | Global High Yield Fund	13

		Maturity
	Rate (%)	date	Par value^	Value
India 0.0%				$249,041

ICICI Bank, Ltd.	5.750	11-16-20	100,000	102,486

ICICI Bank, Ltd. (S)	5.750	11-16-20	143,000	146,555

Indonesia 0.0%				103,625

Adaro Indonesia PT	7.625	10-22-19	100,000	103,625

Ireland 1.1%				6,256,057

Alfa Bank OJSC (S)	7.500	09-26-19	250,000	261,875

Ardagh Packaging Finance PLC	9.250	10-15-20	EUR 1,175,000	1,672,582

EDC Finance, Ltd. (S)	4.875	04-17-20	272,000	251,600

Metalloinvest Finance, Ltd. (S)	5.625	04-17-20	200,000	187,000

Metalloinvest Finance, Ltd. (S)	6.500	07-21-16	174,000	182,265

MTS International Funding, Ltd. (S)	5.000	05-30-23	1,000,000	935,200

Nara Cable Funding, Ltd. (S)	8.875	12-01-18	1,305,000	1,370,250

Novatek Finance, Ltd.	5.326	02-03-16	235,000	246,398

Novatek Finance, Ltd. (S)	6.604	02-03-21	358,000	387,929

OJSC Novolipetsk Steel (S)	4.450	02-19-18	291,000	277,963

Sibur Securities, Ltd. (S)	3.914	01-31-18	200,000	190,500

Vimpel Communications (S)	7.748	02-02-21	274,000	292,495

Jamaica 0.1%				618,620

Digicel Group, Ltd. (S)	8.250	09-30-20	200,000	215,000

Digicel Group, Ltd.	10.500	04-15-18	372,000	403,620

Japan 0.2%				880,425

Softbank Corp. (S)	4.500	04-15-20	910,000	880,425

Kazakhstan 1.4%				7,496,868

KazMunayGas National Company (S)	5.750	04-30-43	421,000	370,438

KazMunayGas National Company	6.375	04-09-21	448,000	486,080

KazMunayGas National Company (S)	6.375	04-09-21	433,000	469,805

KazMunayGas National Company (S)	7.000	05-05-20	325,000	366,031

KazMunayGas National Company	7.000	05-05-20	2,053,000	2,312,191

KazMunayGas National Company (S)	9.125	07-02-18	1,317,000	1,603,448

KazMunayGas National Company	11.750	01-23-15	1,679,000	1,888,875

Luxembourg 4.0%				21,864,362

Aguila 3 SA (S)	7.875	01-31-18	680,000	700,703

Andrade Gutierrez International SA (S)	4.000	04-30-18	215,000	203,713

APERAM (S)	7.375	04-01-16	900,000	866,250

APERAM (S)	7.750	04-01-18	550,000	519,750

ARD Finance SA, PIK (S)	11.125	06-01-18	1,077,484	1,163,683

Cosan Luxembourg SA (S)	5.000	03-14-23	200,000	187,500

Far East Capital Ltd. SA (S)	8.000	05-02-18	225,000	211,500

Far East Capital Ltd. SA (S)	8.750	05-02-20	200,000	188,000

Gazprom Neft OAO (S)	4.375	09-19-22	300,000	277,560

Gazprom OAO (S)	4.950	02-06-28	900,000	787,500

Gazprom OAO	9.250	04-23-19	1,251,000	1,532,475

Intelsat Jackson Holdings SA	7.250	04-01-19	1,195,000	1,292,094

Matterhorn Mobile Holdings SA	8.250	02-15-20	EUR 1,000,000	1,406,951

Minerva Luxembourg SA (S)	7.750	01-31-23	293,000	284,210

Mobile Challenger Intermediate Group SA, PIK	8.750	03-15-19	EUR 850,000	1,119,489

NII International Telecom SCA (S)	11.375	08-15-19	795,000	872,513

14	Global High Yield Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value
Luxembourg (continued)

Pacific Drilling SA (S)	5.375	06-01-20	1,600,000	$1,568,000

Russian Agricultural Bank OJSC	7.750	05-29-18	645,000	725,625

Sberbank of Russia (S)	6.125	02-07-22	200,000	212,500

Severstal OAO (S)	5.900	10-17-22	300,000	276,750

Severstal OAO	6.700	10-25-17	101,000	106,555

Trinseo Materials Operating SCA (S)	8.750	02-01-19	2,710,000	2,689,675

VTB Bank OJSC Via VTB Capital SA	6.315	02-22-18	202,000	211,595

VTB Capital SA	6.250	06-30-35	172,000	181,890

VTB Capital SA	6.875	05-29-18	500,000	536,250

VTB Capital SA	6.950	10-17-22	475,000	478,563

Wind Acquisition Finance SA (S)	6.500	04-30-20	1,055,000	1,076,100

Wind Acquisition Finance SA (S)	11.750	07-15-17	102,000	107,610

Wind Acquisition Holdings Finance SA, PIK (S)	12.250	07-15-17	2,018,794	2,079,358

Malaysia 0.5%				2,923,827

Petroliam Nasional BHD	7.625	10-15-26	223,000	286,014

Petronas Capital, Ltd.	7.875	05-22-22	2,052,000	2,637,813

Mexico 0.4%				1,999,738

America Movil SAB de CV	2.375	09-08-16	200,000	205,310

America Movil SAB de CV	3.125	07-16-22	200,000	186,486

BBA Bancomer SA/Texas (S)	6.750	09-30-22	150,000	159,375

Cemex SAB de CV (S)	9.500	06-15-18	200,000	223,500

Grupo Bimbo SAB de CV (S)	4.500	01-25-22	100,000	102,968

Grupo Bimbo SAB de CV (S)	4.875	06-30-20	200,000	212,916

Metalsa SA de CV (S)	4.900	04-24-23	249,000	234,683

Mexichem SAB de CV (S)	4.875	09-19-22	200,000	197,000

Mexico Generadora de Energia S de rl (S)	5.500	12-06-32	500,000	477,500

Netherlands 1.0%				5,389,609

Ajecorp BV (S)	6.500	05-14-22	150,000	153,375

Bharti Airtel International Netherlands BV (S)	5.125	03-11-23	496,000	461,280

Indo Energy Finance II BV (S)	6.375	01-24-23	208,000	175,760

Indosat Palapa Company BV	7.375	07-29-20	250,000	271,875

Indosat Palapa Company BV (S)	7.375	07-29-20	136,000	147,900

Intergas Finance BV	6.375	05-14-17	158,000	170,079

Listrindo Capital BV (S)	6.950	02-21-19	201,000	212,055

Metinvest BV (S)	8.750	02-14-18	210,000	202,167

Myriad International Holdings BV (S)	6.000	07-18-20	200,000	206,500

UPC Holding BV	6.375	09-15-22	EUR 1,950,000	2,593,663

VimpelCom Holdings BV (S)	5.200	02-13-19	275,000	271,205

Zhaikmunai LP (S)	7.125	11-13-19	500,000	523,750

Panama 0.0%				192,610

Banco de Credito del Peru/Panama (S)	5.375	09-16-20	187,000	192,610

Peru 0.2%				885,750

Banco de Credito del Peru (S)	4.250	04-01-23	109,000	99,735

BBVA Banco Continental SA (S)	5.000	08-26-22	350,000	343,000

Cementos Pacasmayo SAA (S)	4.500	02-08-23	225,000	209,250

Corporacion Azucarera del Peru SA (S)	6.375	08-02-22	112,000	110,600

Volcan Cia Minera SAA (S)	5.375	02-02-22	126,000	123,165

See notes to financial statements	Annual report | Global High Yield Fund	15

		Maturity
Rate (%)		date	Par value^	Value
Russia 0.1%				$297,000

EuroChem Mineral & Chemical Company OJSC (S)	5.125	12-12-17	300,000	297,000

Singapore 0.0%				202,395

STATS ChipPAC, Ltd. (S)	4.500	03-20-18	206,000	202,395

Thailand 0.1%				414,451

PTT Global Chemical PCL (S)	4.250	09-19-22	201,000	196,062

PTTEP Canada International Finance, Ltd.	5.692	04-05-21	200,000	218,389

Turkey 0.2%				1,281,400

Akbank TAS (S)	3.875	10-24-17	150,000	144,600

Akbank TAS	5.000	10-24-22	250,000	226,250

Koc Holding AS	3.500	04-24-20	200,000	172,500

Turkiye Garanti Bankasi AS (S)	5.250	09-13-22	610,000	552,050

Turkiye Is Bankasi	3.750	10-10-18	200,000	186,000

United Kingdom 1.3%				6,893,545

Afren PLC (S)	10.250	04-08-19	200,000	230,500

Bakkavor Finance 2 PLC	8.250	02-15-18	GBP 250,000	393,624

Boparan Finance PLC	9.750	04-30-18	EUR 600,000	880,226

Ferrexpo Finance PLC (S)	7.875	04-07-16	400,000	374,660

Ineos Finance PLC (S)	8.375	02-15-19	1,190,000	1,306,025

LBG Capital No.1 PLC	6.439	05-23-20	EUR 775,000	1,038,754

R&R PLC, PIK	9.250	05-15-18	EUR 1,100,000	1,507,286

Ukreximbank Via Biz Finance PLC	8.375	04-27-15	354,000	342,495

Vedanta Resources PLC (S)	6.000	01-31-19	559,000	545,025

Vedanta Resources PLC (S)	7.125	05-31-23	282,000	274,950

United States 41.6%				225,445,774

Access Midstream Partners LP	4.875	05-15-23	1,215,000	1,154,250

ACCO Brands Corp.	6.750	04-30-20	1,572,000	1,613,265

AES Corp.	4.875	05-15-23	1,300,000	1,235,000

AES Corp.	7.375	07-01-21	1,080,000	1,220,400

Aircastle, Ltd.	6.750	04-15-17	1,225,000	1,326,063

Allbritton Communications Company	8.000	05-15-18	1,312,000	1,418,600

Ally Financial, Inc.	8.000	11-01-31	975,000	1,165,125

Alphabet Holding Company, Inc., PIK	7.750	11-01-17	815,000	843,525

AMC Networks, Inc.	7.750	07-15-21	800,000	896,000

American Builders & Contractors Supply
Company, Inc. (S)	5.625	04-15-21	950,000	947,625

American Equity Investment Life
Holding Company	6.625	07-15-21	765,000	791,775

American Standard Americas (S)	10.750	01-15-16	405,000	426,769

Amkor Technology, Inc. (S)	6.375	10-01-22	185,000	183,613

Amkor Technology, Inc.	6.375	10-01-22	1,841,000	1,831,795

Amsurg Corp.	5.625	11-30-20	1,020,000	1,040,400

Arch Coal, Inc.	7.250	06-15-21	1,560,000	1,259,700

Atlas Pipeline Partners LP (S)	6.625	10-01-20	1,010,000	1,030,200

B&G Foods, Inc.	4.625	06-01-21	1,290,000	1,246,463

Basic Energy Services, Inc.	7.750	02-15-19	1,200,000	1,212,000

Basic Energy Services, Inc.	7.750	10-15-22	1,000,000	992,500

16	Global High Yield Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value
United States (continued)

Biomet, Inc.	6.500	08-01-20	1,575,000	$1,653,750

Bonanza Creek Energy, Inc.	6.750	04-15-21	1,215,000	1,245,375

Boyd Gaming Corp.	9.125	12-01-18	1,345,000	1,432,425

Brazil Loan Trust 1 (S)	5.477	07-24-23	2,749,805	2,849,953

Brickman Group Holdings, Inc. (S)	9.125	11-01-18	1,125,000	1,209,375

Burlington Holdings LLC, PIK (S)	9.000	02-15-18	745,000	769,213

Cablevision Systems Corp.	7.750	04-15-18	850,000	945,625

Cablevision Systems Corp.	8.000	04-15-20	1,600,000	1,808,000

Calpine Corp. (S)	7.875	01-15-23	1,908,000	2,070,180

Calumet Specialty Products Partners LP	9.375	05-01-19	545,000	595,413

Calumet Specialty Products Partners LP	9.625	08-01-20	915,000	1,011,075

CCO Holdings LLC	5.125	02-15-23	585,000	535,275

CCO Holdings LLC	6.625	01-31-22	1,430,000	1,462,175

Cemex Finance LLC (S)	9.375	10-12-22	200,000	224,000

CenturyLink, Inc.	5.800	03-15-22	1,495,000	1,487,525

CenturyLink, Inc.	7.650	03-15-42	985,000	930,825

Chemtura Corp.	5.750	07-15-21	795,000	791,025

Chesapeake Energy Corp.	3.250	03-15-16	1,490,000	1,486,275

Chiquita Brands International, Inc. (S)	7.875	02-01-21	1,555,000	1,652,188

Choice Hotels International, Inc.	5.750	07-01-22	730,000	766,500

Chrysler Group LLC	8.000	06-15-19	1,035,000	1,129,444

Cincinnati Bell, Inc.	8.375	10-15-20	1,350,000	1,424,250

Cincinnati Bell, Inc.	8.750	03-15-18	1,120,000	1,164,800

CIT Group, Inc.	5.000	08-15-22	830,000	822,738

CIT Group, Inc.	5.250	03-15-18	1,290,000	1,370,625

Clean Harbors, Inc.	5.250	08-01-20	1,015,000	1,040,375

Cleaver-Brooks, Inc. (S)	8.750	12-15-19	1,171,000	1,258,825

Cloud Peak Energy Resources LLC	8.500	12-15-19	1,060,000	1,144,800

CommScope, Inc. (S)	8.250	01-15-19	1,325,000	1,454,188

CONSOL Energy, Inc.	8.250	04-01-20	1,850,000	1,993,375

CPI International, Inc.	8.000	02-15-18	975,000	1,001,813

Cricket Communications, Inc.	7.750	10-15-20	1,270,000	1,444,625

Crown Castle International Corp.	5.250	01-15-23	1,210,000	1,164,625

CyrusOne LP	6.375	11-15-22	1,395,000	1,464,750

Dean Foods Company	9.750	12-15-18	1,015,000	1,153,294

Del Monte Corp.	7.625	02-15-19	2,230,000	2,330,350

DISH DBS Corp.	5.000	03-15-23	3,535,000	3,314,063

DISH DBS Corp.	5.875	07-15-22	2,070,000	2,064,825

Edison Mission Energy (H)	7.000	05-15-17	875,000	538,125

Edison Mission Energy (H)	7.750	06-15-16	850,000	516,375

Elizabeth Arden, Inc.	7.375	03-15-21	1,125,000	1,215,000

Envision Healthcare Corp.	8.125	06-01-19	1,215,000	1,318,275

EP Energy LLC	6.875	05-01-19	960,000	1,027,200

EP Energy LLC	9.375	05-01-20	1,150,000	1,305,250

Erickson Air-Crane, Inc. (S)	8.250	05-01-20	1,255,000	1,267,550

Express LLC	8.750	03-01-18	615,000	659,588

First Data Corp. (S)	6.750	11-01-20	705,000	735,844

First Data Corp. (S)	7.375	06-15-19	500,000	525,000

See notes to financial statements	Annual report | Global High Yield Fund	17

		Maturity
	Rate (%)	date	Par value^	Value
United States (continued)

First Data Corp.	12.625	01-15-21	1,100,000	$1,205,875

First Quality Finance Company, Inc. (S)	4.625	05-15-21	650,000	619,125

Forest Oil Corp.	7.250	06-15-19	1,260,000	1,244,250

Forest Oil Corp. (S)	7.500	09-15-20	885,000	860,663

Fresenius Medical Care US Finance II, Inc. (S)	5.875	01-31-22	1,160,000	1,223,800

Frontier Communications Corp.	9.000	08-15-31	3,539,000	3,450,525

General Motors Financial Company, Inc. (S)	4.250	05-15-23	1,000,000	960,000

GenOn Energy, Inc.	9.500	10-15-18	2,870,000	3,286,150

Genworth Financial, Inc.	7.625	09-24-21	1,305,000	1,567,172

Gray Television, Inc.	7.500	10-01-20	1,410,000	1,484,025

GRD Holdings III Corp. (S)	10.750	06-01-19	700,000	750,750

Griffon Corp.	7.125	04-01-18	1,625,000	1,710,313

Hawk Acquisition Sub, Inc. (S)	4.250	10-15-20	1,300,000	1,248,000

HCA Holdings, Inc.	7.750	05-15-21	555,000	603,563

HCA, Inc.	5.875	03-15-22	1,070,000	1,130,188

HD Supply, Inc. (S)	7.500	07-15-20	1,475,000	1,563,500

Health Management Associates, Inc.	7.375	01-15-20	1,170,000	1,325,025

HealthSouth Corp.	8.125	02-15-20	825,000	903,375

Hexion US Finance Corp. (S)	6.625	04-15-20	870,000	889,575

Hexion US Finance Corp.	6.625	04-15-20	1,665,000	1,702,463

Hologic, Inc.	6.250	08-01-20	860,000	910,525

Hornbeck Offshore Services, Inc. (S)	5.000	03-01-21	765,000	734,400

Hornbeck Offshore Services, Inc.	5.875	04-01-20	590,000	600,325

IASIS Healthcare LLC	8.375	05-15-19	1,360,000	1,428,000

iGATE Corp.	9.000	05-01-16	1,295,000	1,396,981

Infor US, Inc.	11.500	07-15-18	1,360,000	1,567,400

International Lease Finance Corp.	8.250	12-15-20	1,120,000	1,296,400

Isle of Capri Casinos, Inc.	5.875	03-15-21	2,435,000	2,361,950

Kinetic Concepts, Inc.	10.500	11-01-18	1,355,000	1,490,500

Kinetic Concepts, Inc.	12.500	11-01-19	1,150,000	1,214,688

Kodiak Oil & Gas Corp. (S)	5.500	01-15-21	845,000	851,338

Landry’s, Inc. (S)	9.375	05-01-20	1,710,000	1,851,075

Laredo Petroleum, Inc.	7.375	05-01-22	620,000	654,100

Lennar Corp. (S)	5.000	11-15-22	1,255,000	1,204,800

Level 3 Financing, Inc.	7.000	06-01-20	1,870,000	1,940,125

Level 3 Financing, Inc.	10.000	02-01-18	1,075,000	1,161,000

Levi Strauss & Company	6.875	05-01-22	1,345,000	1,479,500

Limited Brands, Inc.	5.625	02-15-22	300,000	310,875

Linn Energy LLC	7.750	02-01-21	1,200,000	1,212,000

Louisiana-Pacific Corp.	7.500	06-01-20	1,450,000	1,595,000

Magnachip Semiconductor Corp. (S)	6.625	07-15-21	1,285,000	1,288,213

MasTec, Inc.	4.875	03-15-23	1,665,000	1,565,100

Mediacom LLC	7.250	02-15-22	1,225,000	1,304,625

MGM Resorts International	6.625	12-15-21	2,315,000	2,442,294

MGM Resorts International	8.625	02-01-19	630,000	730,013

Midstates Petroleum Company, Inc. (S)	10.750	10-01-20	1,380,000	1,435,200

Momentive Performance Materials, Inc.	8.875	10-15-20	1,210,000	1,288,650

18	Global High Yield Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value
United States (continued)

Nationstar Mortgage LLC	6.500	07-01-21	750,000	$748,125

NBTY, Inc.	9.000	10-01-18	675,000	747,563

NCR Corp.	5.000	07-15-22	1,585,000	1,533,488

New Albertsons, Inc.	8.000	05-01-31	2,050,000	1,599,000

New Albertsons, Inc.	8.700	05-01-30	525,000	428,531

Nexstar Broadcasting, Inc. (S)	6.875	11-15-20	1,055,000	1,091,925

Norcraft Companies LP	10.500	12-15-15	1,255,000	1,305,200

NRG Energy, Inc.	7.875	05-15-21	1,325,000	1,457,500

NRG Energy, Inc.	8.250	09-01-20	775,000	860,250

Nuance Communications, Inc. (S)	5.375	08-15-20	1,250,000	1,218,750

Oasis Petroleum, Inc.	6.500	11-01-21	350,000	371,000

Oasis Petroleum, Inc.	7.250	02-01-19	1,220,000	1,302,350

Outerwall, Inc. (S)	6.000	03-15-19	1,525,000	1,547,875

Park-Ohio Industries, Inc.	8.125	04-01-21	600,000	651,000

Parker Drilling Company (S)	7.500	08-01-20	665,000	666,663

Parker Drilling Company	9.125	04-01-18	1,218,000	1,303,260

Peabody Energy Corp.	6.250	11-15-21	1,775,000	1,739,500

Pemex Project Funding Master Trust	6.625	06-15-35	152,000	162,640

Petco Holdings Inc., PIK (S)	8.500	10-15-17	1,115,000	1,142,875

Pilgrim’s Pride Corp.	7.875	12-15-18	1,110,000	1,201,575

Pinnacle Entertainment, Inc.	8.750	05-15-20	1,085,000	1,174,513

PNK Finance Corp. (S)	6.375	08-01-21	590,000	593,688

Post Holdings, Inc. (S)	7.375	02-15-22	420,000	450,450

Post Holdings, Inc.	7.375	02-15-22	1,515,000	1,624,838

Prospect Medical Holdings, Inc. (S)	8.375	05-01-19	1,485,000	1,559,250

Provident Funding Associates LP/PFG Finance
Corp. (S)	6.750	06-15-21	500,000	506,250

Provident Funding Associates LP/PFG Finance
Corp. (S)	10.125	02-15-19	975,000	1,087,125

PVH Corp.	4.500	12-15-22	510,000	498,525

QEP Resources, Inc.	5.375	10-01-22	1,240,000	1,230,700

Quiksilver, Inc. (S)	7.875	08-01-18	1,095,000	1,144,275

Quiksilver, Inc. (S)	10.000	08-01-20	665,000	686,613

Radiation Therapy Services, Inc.	9.875	04-15-17	1,050,000	729,750

Radio One, Inc., PIK	12.500	05-24-16	1,646,731	1,654,965

RadioShack Corp.	6.750	05-15-19	570,000	396,150

Regal Cinemas Corp.	8.625	07-15-19	775,000	840,875

Reliance Holdings USA, Inc. (S)	5.400	02-14-22	250,000	259,824

Reynolds Group Issuer, Inc.	9.875	08-15-19	2,250,000	2,430,000

RHP Hotel Properties LP (S)	5.000	04-15-21	1,260,000	1,234,800

RSI Home Products, Inc. (S)	6.875	03-01-18	975,000	1,004,250

Sabine Pass Liquefaction LLC (S)	5.625	02-01-21	1,505,000	1,484,306

Sabine Pass LNG LP	7.500	11-30-16	890,000	979,000

Samson Investment Company (S)	10.000	02-15-20	1,845,000	1,955,700

SandRidge Energy, Inc.	7.500	03-15-21	1,000,000	990,000

SandRidge Energy, Inc.	8.750	01-15-20	1,100,000	1,155,000

Sealed Air Corp. (S)	8.375	09-15-21	1,390,000	1,577,650

ServiceMaster Company	7.000	08-15-20	915,000	852,094

SESI LLC	6.375	05-01-19	909,000	958,995

See notes to financial statements	Annual report | Global High Yield Fund	19

		Maturity
	Rate (%)	date	Par value^	Value
United States (continued)

SESI LLC	7.125	12-15-21	485,000	$528,650

Shearer’s Foods LLC (S)	9.000	11-01-19	990,000	1,058,063

Sinclair Television Group, Inc.	6.125	10-01-22	1,260,000	1,272,600

Smithfield Foods, Inc.	6.625	08-15-22	1,600,000	1,692,000

Southern Copper Corp.	5.250	11-08-42	150,000	119,310

Southern Copper Corp.	6.750	04-16-40	100,000	95,672

Spectrum Brands Escrow Corp. (S)	6.375	11-15-20	1,330,000	1,413,125

Sprint Capital Corp.	8.750	03-15-32	3,765,000	3,972,075

SSI Investments II, Ltd.	11.125	06-01-18	775,000	854,438

Tesoro Logistics LP (S)	6.125	10-15-21	1,160,000	1,171,600

The Bon-Ton Department Stores, Inc. (S)	8.000	06-15-21	1,265,000	1,299,788

The Goodyear Tire & Rubber Company	6.500	03-01-21	1,085,000	1,135,181

The Goodyear Tire & Rubber Company	7.000	05-15-22	400,000	425,000

The Manitowoc Company, Inc.	8.500	11-01-20	500,000	562,500

The ServiceMaster Company	7.450	08-15-27	425,000	352,750

The ServiceMaster Company	8.000	02-15-20	691,000	675,453

The Sun Products Corp. (S)	7.750	03-15-21	1,305,000	1,331,100

TransDigm, Inc.	7.750	12-15-18	1,225,000	1,306,156

TransUnion Holding Company, Inc.	9.625	06-15-18	625,000	678,125

TransUnion Holding Company, Inc., PIK (S)	8.125	06-15-18	575,000	614,531

Triumph Group, Inc.	8.625	07-15-18	575,000	625,313

United Surgical Partners International, Inc.	9.000	04-01-20	1,235,000	1,367,763

Universal Hospital Services, Inc.	7.625	08-15-20	710,000	750,825

Univision Communications, Inc. (S)	7.875	11-01-20	1,250,000	1,371,875

Univision Communications, Inc. (S)	8.500	05-15-21	500,000	550,000

Venoco, Inc.	8.875	02-15-19	1,355,000	1,349,919

Windstream Corp.	7.500	04-01-23	2,318,000	2,370,155

Xerium Technologies, Inc.	8.875	06-15-18	705,000	708,525

Venezuela 2.2%				11,868,302

Petroleos de Venezuela SA	4.900	10-28-14	8,798,345	8,279,243

Petroleos de Venezuela SA	5.000	10-28-15	248,682	219,462

Petroleos de Venezuela SA	5.000	10-28-15	87,609	77,315

Petroleos de Venezuela SA	5.250	04-12-17	1,205,500	988,510

Petroleos de Venezuela SA	8.500	11-02-17	2,504,100	2,303,772

Virgin Islands 1.0%				5,569,321

Bestgain Real Estate, Ltd.	2.625	03-13-18	200,000	184,771

Cosco Finance 2011 Ltd.	4.000	12-03-22	200,000	181,811

Mega Advance Investments, Ltd. (S)	5.000	05-12-21	200,000	207,386

QGOG Atlantic/Alaskan Rigs, Ltd. (S)	5.250	07-30-18	277,030	281,186

Sinochem Overseas Capital Company, Ltd. (S)	4.500	11-12-20	1,120,000	1,128,788

Sinochem Overseas Capital Company, Ltd.	4.500	11-12-20	2,113,000	2,129,579

Sinopec Capital 2013, Ltd. (S)	3.125	04-24-23	658,000	593,568

Sinopec Group Overseas Development
2012, Ltd.	3.900	05-17-22	525,000	514,566

Sinopec Group Overseas Development 2012,
Ltd. (S)	4.875	05-17-42	371,000	347,666

20	Global High Yield Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value
Foreign Government Obligations 31.9%			$173,063,108

(Cost $184,193,699)

Brazil 3.8%				20,379,106

Federative Republic of Brazil
Bond (Z)	Zero	01-01-17	BRL 1,720,000	529,768
Bond	2.625	01-05-23	3,193,000	2,753,963
Bond	5.875	01-15-19	2,104,000	2,374,364
Bond	7.125	01-20-37	3,007,000	3,528,715
Bond	8.250	01-20-34	1,103,000	1,433,900
Bond	8.750	02-04-25	285,000	390,450
Bond	8.875	10-14-19	242,000	315,810
Bond	8.875	04-15-24	299,000	408,883
Note	8.000	01-15-18	672,500	764,296
Note	10.000	01-01-23	BRL 18,740,000	7,878,957

Colombia 1.8%				9,922,226

Bogota Distrito Capital
Bond	9.750	07-26-28	COP 2,528,000,000	1,701,122
Bond	9.750	07-26-28	COP 200,000,000	134,582

Republic of Colombia
Bond	2.625	03-15-23	515,000	453,200
Bond	4.375	07-12-21	380,000	393,300
Bond	7.375	09-18-37	4,156,000	5,257,340
Bond	10.375	01-28-33	391,000	608,005
Bond	11.750	02-25-20	545,000	798,425
Bond	12.000	10-22-15	COP 954,000,000	576,252

Costa Rica 0.0%				185,915

Republic of Costa Rica
Bond (S)	5.625	04-30-43	206,000	185,915

Croatia 0.2%				1,201,138

Republic of Croatia
Bond (S)	5.500	04-04-23	381,000	377,190
Bond	6.375	03-24-21	663,000	701,255
Bond (S)	6.375	03-24-21	116,000	122,693

Dominican Republic 0.8%				4,145,467

Government of Dominican Republic
Bond	7.500	05-06-21	3,002,000	3,249,665
Bond	9.040	01-23-18	812,519	895,802

El Salvador 0.1%				694,690

Republic of El Salvador
Bond	7.750	01-24-23	154,000	170,940
Bond	8.250	04-10-32	500,000	523,750

Ghana 0.1%				394,844

Republic of Ghana
Bond	8.500	10-04-17	361,000	394,844

Hungary 1.0%				5,456,438

Republic of Hungary
Bond	3.500	07-18-16	EUR 462,000	614,437
Bond	4.125	02-19-18	940,000	918,850
Bond	4.375	07-04-17	EUR 442,000	590,455
Bond	5.000	03-30-16	GBP 104,000	158,906
Bond	5.375	02-21-23	710,000	677,163

See notes to financial statements	Annual report | Global High Yield Fund	21

		Maturity
	Rate (%)	date	Par value^	Value
Hungary (continued)

Bond	5.500	05-06-14	GBP 601,000	$926,523
Bond	6.000	01-11-19	EUR 331,000	463,464
Bond	6.375	03-29-21	1,060,000	1,106,640

Indonesia 3.0%				16,324,078

Republic of Indonesia
Bond (S)	3.375	04-15-23	2,922,000	2,564,055
Bond	4.875	05-05-21	1,631,000	1,655,465
Bond	6.875	03-09-17	874,000	977,788
Bond	7.750	01-17-38	1,614,000	1,944,870
Bond	8.500	10-12-35	3,270,000	4,201,950
Bond	11.625	03-04-19	2,080,000	2,849,600
Bond (S)	11.625	03-04-19	1,555,000	2,130,350

Iraq 0.4%				2,458,680

Republic of Iraq
Bond	5.800	01-15-28	2,927,000	2,458,680

Ivory Coast 0.1%				578,160

Republic of Ivory Coast
Bond	5.750	12-31-32	657,000	578,160

Lithuania 0.4%				1,929,771

Republic of Lithuania
Bond	6.125	03-09-21	166,000	188,410
Bond (S)	6.625	02-01-22	548,000	642,530
Bond	7.375	02-11-20	907,000	1,098,831

Mexico 2.9%				15,813,533

Government of Mexico
Bond	4.750	03-08-44	814,000	748,880
Bond	5.625	01-15-17	670,000	747,050
Bond	5.750	10-12-10	4,002,000	3,741,870
Bond	6.050	01-11-40	3,974,000	4,411,140
Bond	6.750	09-27-34	1,536,000	1,858,560
Bond	8.000	12-07-23	MXN 20,690,000	1,862,567
Bond	10.000	12-05-24	MXN 23,460,000	2,443,466

Morocco 0.1%				686,106

Kingdom of Morocco
Bond (S)	4.250	12-11-22	755,000	686,106

Nigeria 0.1%				535,205

Federal Republic of Nigeria
Bond (S)	6.375	07-12-23	526,000	535,205

Panama 1.4%				7,355,751

Republic of Panama
Bond	5.200	01-30-20	2,838,000	3,143,085
Bond	6.700	01-26-36	181,000	214,485
Bond	7.125	01-29-26	101,000	124,988
Bond	8.125	04-28-34	472,000	613,600
Bond	8.875	09-30-27	357,000	500,693
Bond	9.375	04-01-29	1,880,000	2,758,900

Peru 0.9%				4,811,786

Republic of Peru
Bond	5.625	11-18-50	784,000	799,680
Bond	7.350	07-21-25	1,431,000	1,824,525
Bond	8.375	05-03-16	203,000	235,988
Bond	8.750	11-21-33	1,339,000	1,951,593

22	Global High Yield Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value
Philippines 0.7%				$3,632,370

Republic of Philippines
Bond	7.750	01-14-31	2,577,000	3,375,870
Bond	9.500	02-02-30	171,000	256,500

Poland 1.1%				5,722,342

Republic of Poland
Bond	5.125	04-21-21	2,126,000	2,312,025
Bond	6.375	07-15-19	2,915,000	3,410,317

Qatar 0.1%				729,100

Government of Qatar
Bond	6.400	01-20-40	634,000	729,100

Russia 2.0%				10,921,595

Government of Russia
Bond	7.500	03-31-30	7,560,448	8,864,625
Bond	12.750	06-24-28	1,189,000	2,056,970

Slovakia 0.3%				1,426,956

Government of Slovakia
Bond (S)	4.375	05-21-22	1,402,000	1,426,956

South Africa 1.8%				9,887,508

Eskom Holdings Soc Ltd. (S)	6.750	08-06-23	1,023,000	1,018,827

Republic of South Africa
Bond	4.665	01-17-24	684,000	660,060
Bond	5.500	03-09-20	929,000	995,191
Bond	5.875	05-30-22	486,000	524,880
Bond	6.875	05-27-19	1,450,000	1,667,500
Bond	8.000	12-21-18	ZAR 47,560,000	5,021,050

Turkey 4.2%				22,877,247

Republic of Turkey
Bond	3.250	03-23-23	3,390,000	2,932,350
Bond	5.125	03-25-22	1,957,000	1,981,463
Bond	5.625	03-30-21	161,000	169,855
Bond	6.250	09-26-22	1,205,000	1,313,450
Bond	6.300	02-14-18	TRY 2,630,000	1,226,731
Bond	6.500	01-07-15	TRY 3,830,000	1,911,093
Bond	6.750	04-03-18	454,000	509,615
Bond	6.750	05-30-40	438,000	466,470
Bond	6.875	03-17-36	948,000	1,021,470
Bond	7.000	09-26-16	416,000	463,840
Bond	7.000	06-05-20	1,225,000	1,402,625
Bond	7.100	03-08-23	TRY 1,300,000	584,209
Bond	7.250	03-15-15	871,000	936,325
Bond	7.250	03-05-38	952,000	1,075,760
Bond	7.375	02-05-25	416,000	478,400
Bond	7.500	07-14-17	396,000	454,410
Bond	7.500	11-07-19	1,967,000	2,301,390
Bond	8.000	02-14-34	2,009,000	2,435,913
Bond	8.300	06-20-18	TRY 2,410,000	1,211,878

Ukraine 1.7%				9,414,772

Republic of Ukraine
Bond	4.950	10-13-15	EUR 762,000	975,469
Bond	6.250	06-17-16	202,000	189,375
Bond	6.580	11-21-16	1,643,000	1,540,313
Bond	6.750	11-14-17	193,000	177,367
Bond (S)	6.875	09-23-15	657,000	638,933

See notes to financial statements	Annual report | Global High Yield Fund	23

		Maturity
	Rate (%)	date	Par value^	Value
Ukraine (continued)

Bond	6.875	09-23-15	1,011,000	$983,198
Bond (S)	7.500	04-17-23	1,040,000	908,700
Bond (S)	7.800	11-28-22	2,131,000	1,912,573
Bond (S)	9.000	12-07-17	440,000	407,000
Bond	9.250	07-24-17	1,684,000	1,681,844

Uruguay 0.4%				2,124,777

Republic of Uruguay
Bond	7.625	03-21-36	608,267	791,660
Bond	8.000	11-18-22	1,028,243	1,333,117

Venezuela 2.5%				13,453,547

Republic of Venezuela
Bond	5.750	02-26-16	101,000	91,405
Bond	6.000	12-09-20	774,000	570,825
Bond	7.000	12-01-18	1,000,000	842,500
Bond	8.500	10-08-14	847,000	851,235
Bond	9.000	05-07-23	2,369,700	1,960,927
Bond	9.250	09-15-27	184,000	152,720
Bond	11.950	08-05-31	818,000	773,010
Bond	12.750	08-23-22	7,230,000	7,374,600
Bond	13.625	08-15-18	810,000	836,325

Capital Preferred Securities 0.1%				$326,275

(Cost $316,855)

Cayman Islands 0.1%				326,275

Hutchison Whampoa International 10, Ltd.
(6.000% to 10-28-15, then reset of 5 Year
U.S. Treasury Note Rate + 4.885% until
10-28-20, then 3 month LIBOR + 5.638%) (Q)	6.000	10-28-15	310,000	326,275

Convertible Bonds 0.6%			$3,573,167

(Cost $3,421,233)

China 0.0%				20,326

Home Inns & Hotels Management, Inc.	2.000	12-15-15	23,000	20,326

United Kingdom 0.0%				101,100

Subsea 7 SA	2.250	10-11-13	100,000	101,100

United States 0.6%				3,451,741

AirTran Holdings, Inc.	5.250	11-01-16	66,000	96,896

Alcatel-Lucent USA, Inc., Series A	2.875	06-15-23	158,000	153,260

Altra Holdings, Inc.	2.750	03-01-31	188,000	212,910

Callidus Software, Inc.	4.750	06-01-16	85,000	90,472

Ciena Corp. (S)	4.000	03-15-15	176,000	221,980

Comtech Telecommunications Corp.	3.000	05-01-29	476,000	491,768

Dendreon Corp.	2.875	01-15-16	124,000	90,055

Greenbrier Companies, Inc.	3.500	04-01-18	160,000	164,100

Hornbeck Offshore Services, Inc. (S)	1.500	09-01-19	5,000	6,031

Intel Corp.	2.950	12-15-35	201,000	215,949

NetSuite, Inc. (S)	0.250	06-01-18	144,000	150,120

Nuance Communications, Inc.	2.750	11-01-31	150,000	152,813

RTI International Metals, Inc.	1.625	10-15-19	108,000	109,620

24	Global High Yield Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value
United States (continued)

RTI International Metals, Inc.	3.000	12-01-15	247,000	$277,721

Stone Energy Corp.	1.750	03-01-17	171,000	164,481

The Ryland Group, Inc.	0.250	06-01-19	348,000	320,160

Triumph Group, Inc.	2.625	10-01-26	118,000	340,135

TRW Automotive, Inc.	3.500	12-01-15	77,000	193,270

Structured Notes (K) 0.4%			$2,335,295

(Cost $2,595,760)

Colombia 0.3%				2,053,055

Republic of Colombia (Citigroup Funding, Inc.)
Note (P)(S)	0.00	05-05-22	COP 830,000,000	437,525
Note (S)	11.000	07-27-20	COP 1,000,000,000	639,844
Note (S)	11.000	07-27-20	COP 486,000,000	310,964

Republic of Colombia (JPMorgan
Chase & Company)
Note (S)	7.000	04-07-22	COP 1,261,000,000	664,722

United Kingdom 0.1%				282,240

Cablevision SA (Deutsche Bank AG London)
Bond (S)	9.375	02-13-18	392,000	282,240

Term Loans (M) 1.6%			$8,515,273

(Cost $9,003,281)

Indonesia 0.1%				552,920

Bumi Resources Tbk PT	11.195	08-07-13	601,000	552,920

United States 1.5%				7,962,353

Alcatel-Lucent USA, Inc.	7.250	01-30-19	1,287,530	1,313,684

Caesars Entertainment Operating
Company, Inc.	5.440	01-26-18	1,450,260	1,283,740

Freescale Semiconductor, Inc.	5.000	02-28-20	608,475	613,799

Gardner Denver, Inc. (T)	TBD	07-30-20	870,000	872,659

HB Acquisition Corp.	6.750	04-09-20	1,015,000	1,042,913

Texas Competitive Electric Holdings
Company LLC	4.721	10-10-17	4,048,987	2,835,558

			Shares	Value
Preferred Securities 0.1%				$364,216

(Cost $411,681)

United States 0.1%				364,216

Apache Corp., Series D, 6.000%			2,380	108,766

SandRidge Energy, Inc., 8.500%			2,620	255,450

Common Stocks 0.0%				$205,159

(Cost $1,294,787)

United States 0.0%				205,159

General Maritime Corp. (I)			816	8

NetApp, Inc.			242	9,951

NewPage Group, Inc.			2,440	195,200

See notes to financial statements	Annual report | Global High Yield Fund	25

		Maturity
	Rate (%)	date	Par value^	Value
Escrow Certificates 0.0%				$0

(Cost $0)

United States 0.0%				0

NewPage Corp. (I)	1.000	12-31-49	562,614	0

			Shares	Value
Warrants 0.0%				$0

(Cost $0)

United States 0.0%				0

General Maritime Corp. (Expiration
Date: 05-17-17, Strike Price: $42.50) (I)			1,262	0

		Yield (%)	Shares	Value
Short-Term Investments 4.6%				$24,955,412

(Cost $24,955,412)

Money Market Funds 4.6%				24,955,412

State Street Institutional Liquid Reserves Fund		0.0767 (Y)	24,955,412	24,955,412

Total investments (Cost $555,338,715)† 100.7%				$546,100,215

Other assets and liabilities, net (0.7%)				($3,662,358)

Total net assets 100.0%				$542,437,857

^ The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the fund. All par values are denominated in U.S. Dollars unless otherwise indicated.

Currency Abbreviations
BRL — Brazilian Real
COP — Colombian Peso
EUR — Euro
GBP — Pound Sterling
MXN — Mexican Peso
TRY — Turkish Lira
ZAR — South African Rand

LIBOR London Interbank Offered Rate

PIK Paid In Kind

TBD To be determined

(H) Non-income producing— Issuer is in default.

(I) Non-income producing security.

(K) Underlying issuer is shown parenthetically in security description.

(M) Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.

(P) Variable rate obligation. The coupon rate shown represents the rate at period end.

(Q) Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $129,312,661 or 23.8% of the fund’s net assets as of 7-31-13.

(T) This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to settlement date, including coupon rate.

(Y) The rate shown is the annualized seven-day yield as of 7-31-13.

(Z) Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically.

26	Global High Yield Fund | Annual report	See notes to financial statements

Notes to Portfolio of Investments

† At 7-31-13, the aggregate cost of investment securities for federal income tax purposes was $556,421,058. Net unrealized depreciation aggregated $10,320,843, of which $11,233,259 related to appreciated investment securities and $21,554,102 related to depreciated investment securities.

The fund had the following sector composition as a percentage of net assets on 7-31-13:

Foreign Government Obligations	31.9%
Energy	14.5%
Consumer Discretionary	11.5%
Telecommunication Services	6.9%
Financials	6.2%
Materials	5.4%
Consumer Staples	5.2%
Industrials	4.8%
Health Care	3.6%
Information Technology	3.3%
Utilities	2.8%
Short-Term Investments & Other	3.9%

Total	100.0%

See notes to financial statements	Annual report | Global High Yield Fund	27

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 7-31-13

This Statement of assets and liabilities is the fund’s balance sheet. It shows the value of what the fund owns, is due and owes. You’ll also find the net asset value and the maximum public offering price per share.

Assets

Investments, at value (Cost $553,338,715)	$546,100,215
Cash	96,712
Foreign currency, at value (Cost $994,886)	986,173
Cash held at clearing house for forward foreign currency exchange contracts	260,000
Receivable for investments sold	5,087,182
Receivable for fund shares sold	267,470
Receivable for forward foreign currency exchange contracts	88,598
Dividends and interest receivable	9,163,103
Receivable due from advisor	326
Other receivables and prepaid expenses	37,172

Total assets	562,086,951

Liabilities

Payable for investments purchased	17,876,940
Payable for forward foreign currency exchange contracts	366,508
Payable for delayed delivery securities purchased	1,234,379
Payable for fund shares repurchased	695
Distributions payable	434
Payable to affiliates
Accounting and legal services fees	11,303
Transfer agent fees	80
Trustees’ fees	469
Other liabilities and accrued expenses	158,286

Total liabilities	19,649,094

Net assets	$542,437,857

Net assets consist of

Paid-in capital	$549,818,798
Undistributed net investment income	290,995
Accumulated net realized gain (loss) on investments and foreign
currency transactions	(190,865)
Net unrealized appreciation (depreciation) on investments and translation
of assets and liabilities in foreign currencies	(7,481,071)

Net assets	$542,437,857

28	Global High Yield Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statement of assets and liabilities (continued)

Net asset value per share

Based on net asset values and shares outstanding — the fund has an unlimited number of shares authorized with no par value
Class A ($535,818 ÷ 53,103 shares)[1]	$10.09
Class I ($129,733 ÷ 12,855 shares)	$10.09
Class NAV ($541,772,306 ÷ 53,680,915 shares)	$10.09

Maximum offering price per share

Class A (net asset value per share ÷ 95.5%)[2]	$10.57

1 Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to financial statements	Annual report | Global High Yield Fund	29

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 7-31-13

This Statement of operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. It also shows net gains (losses) for the period stated.

Investment income

Interest	$32,423,412
Dividends	24,677
Less foreign taxes withheld	(85)

Total investment income	32,448,004

Expenses

Investment management fees	4,131,192
Distribution and service fees	362
Accounting and legal services fees	68,941
Transfer agent fees	247
Trustees’ fees	5,571
State registration fees	14,103
Printing and postage	1,100
Professional fees	74,696
Custodian fees	288,740
Registration and filing fees	39,847
Other	8,082

Total expenses	4,632,881
Less expense reductions	(35,159)

Net expenses	4,597,722

Net investment income	27,850,282

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	9,511,807
Foreign currency transactions	(1,286,214)

8,225,593
Change in net unrealized appreciation (depreciation) of
Investments	(21,090,724)
Translation of assets and liabilities in foreign currencies	(162,409)

(21,253,133)

Net realized and unrealized loss	(13,027,540)

Increase in net assets from operations	$14,822,742

30	Global High Yield Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of fund share transactions.

	Year	Year
	ended	ended
	7-31-13	7-31-12

Increase (decrease) in net assets

From operations
Net investment income	$27,850,282	$26,600,500
Net realized gain	8,225,593	3,134,710
Change in net unrealized appreciation (depreciation)	(21,253,133)	982,392

Increase in net assets resulting from operations	14,822,742	30,717,602

Distributions to shareholders
From net investment income
Class A	(6,369)	(1,786)
Class I	(2,696)	(1,864)
Class NAV	(29,887,473)	(29,872,062)
From net realized gain
Class A	(289)	(354)
Class I	(289)	(354)
Class NAV	(5,394,311)	(5,312,235)

Total distributions	(35,291,427)	(35,188,655)

From fund share transactions	94,095,424	96,123,079

Total increase	73,626,739	91,652,026

Net assets

Beginning of year	468,811,118	377,159,092

End of year	$542,437,857	$468,811,118

Undistributed net investment income	$290,995	$418,265

See notes to financial statements	Annual report | Global High Yield Fund	31

Financial highlights

The Financial highlights show how the fund’s net asset value for a share has changed during the period.

CLASS A SHARES Period ended	7-31-13	7-31-12	7-31-11	7-31-10[1]

Per share operating performance

Net asset value, beginning of period	$10.47	$10.67	$10.47	$10.00
Net investment income[2]	0.52	0.63	0.65	0.45
Net realized and unrealized gain (loss) on investments	(0.21)	0.02	0.42	0.49
Total from investment operations	0.31	0.65	1.07	0.94
Less distributions
From net investment income	(0.57)	(0.71)	(0.68)	(0.47)
From net realized gain	(0.12)	(0.14)	(0.19)	—
Total distributions	(0.69)	(0.85)	(0.87)	(0.47)
Net asset value, end of period	$10.09	$10.47	$10.67	$10.47
Total return (%)[3,4]	2.85	6.72	10.67	9.66[5]

Ratios and supplemental data

Net assets, end of period (in millions)	$1	—[6]	—[6]	—[6]
Ratios (as a percentage of average net assets):
Expenses before reductions and amounts recaptured	7.91	1.41	1.39	1.34[7]
Expenses including reductions and amounts recaptured	1.34	1.30	1.30	1.30[7]
Net investment income	5.18	6.17	6.11	5.97[7]
Portfolio turnover (%)	71	48	68	49

1 Period from 11-2-09 (commencement of operations) to 7-31-10.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
4 Does not reflect the effect of sales charges, if any.
5 Not annualized.
6 Less than $500,000.
7 Annualized.

32	Global High Yield Fund | Annual report	See notes to financial statements

CLASS I SHARES Period ended	7-31-13	7-31-12	7-31-11	7-31-10[1]

Per share operating performance

Net asset value, beginning of period	$10.47	$10.67	$10.47	$10.00
Net investment income[2]	0.55	0.66	0.68	0.47
Net realized and unrealized gain (loss) on investments	(0.21)	0.03	0.42	0.49
Total from investment operations	0.34	0.69	1.10	0.96
Less distributions
From net investment income	(0.60)	(0.75)	(0.71)	(0.49)
From net realized gain	(0.12)	(0.14)	(0.19)	—
Total distributions	(0.72)	(0.89)	(0.90)	(0.49)
Net asset value, end of period	$10.09	$10.47	$10.67	$10.47
Total return (%)[3]	3.17	7.05	11.00	9.89[4]

Ratios and supplemental data

Net assets, end of period (in millions)	—[5]	—[5]	—[5]	—[5]
Ratios (as a percentage of average net assets):
Expenses before reductions and amounts recaptured	16.19	1.01	0.97	1.35[6]
Expenses including reductions and amounts recaptured	1.02	1.00	1.00	1.00[6]
Net investment income	5.31	6.47	6.41	6.25[6]
Portfolio turnover (%)	71	48	68	49

1 Period from 11-2-09 (commencement of operations) to 7-31-10.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
4 Not annualized.
5 Less than $500,000.
6 Annualized.

CLASS NAV SHARES Period ended	7-31-13	7-31-12	7-31-11	7-31-10[1]

Per share operating performance

Net asset value, beginning of period	$10.47	$10.67	$10.47	$10.00
Net investment income[2]	0.57	0.67	0.69	0.49
Net realized and unrealized gain (loss) on investments	(0.22)	0.03	0.42	0.48
Total from investment operations	0.35	0.70	1.11	0.97
Less distributions
From net investment income	(0.61)	(0.76)	(0.72)	(0.50)
From net realized gain	(0.12)	(0.14)	(0.19)	—
Total distributions	(0.73)	(0.90)	(0.91)	(0.50)
Net asset value, end of period	$10.09	$10.47	$10.67	$10.47
Total return (%)[3]	3.30	7.15	11.09	9.96[4]

Ratios and supplemental data

Net assets, end of period (in millions)	$542	$469	$377	$273
Ratios (as a percentage of average net assets):
Expenses before reductions and amounts recaptured	0.90	0.90	0.93	0.94[5]
Expenses including reductions and amounts recaptured	0.90	0.90	0.92	0.94[5]
Net investment income	5.44	6.55	6.50	6.51[5]
Portfolio turnover (%)	71	48	68	49

1 Period from 11-2-09 (commencement of operations) to 7-31-10.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
4 Not annualized.
5 Annualized.

See notes to financial statements	Annual report | Global High Yield Fund	33

Notes to financial statements

Note 1 — Organization

John Hancock Global High Yield Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek maximum total return, which consists of income on its investments and capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, printing and postage and state registration fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded and closed-end funds, held by the fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last quoted bid or evaluated price. Investments by the funds in open-end mutual funds are valued at their respective net asset values each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, taking into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities and forward foreign currency contracts traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees, which include price verification procedures. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of trading on the NYSE. Significant market events that affect

34	Global High Yield Fund | Annual report

the values of foreign securities may occur between the time when the valuation of the securities is generally determined and the close of the NYSE. During significant market events, these securities will be valued at fair value, as determined in good faith, following procedures established by the Board of Trustees. The fund may use a fair valuation model to value foreign securities in order to adjust for events that may occur between the close of foreign exchanges and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund’s investments as of July 31, 2013, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 7-31-13	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Corporate Bonds	$332,762,310	—	$332,762,310	—
Foreign Government
Obligations	173,063,108	—	173,063,108	—
Capital Preferred Securities	326,275	—	326,275	—
Convertible Bonds	3,573,167	—	3,573,167	—
Structured Notes	2,335,295	—	2,053,055	$282,240
Term Loans	8,515,273	—	8,515,273	—
Preferred Securities	364,216	$108,766	255,450	—
Common Stocks	205,159	9,951	—	195,208
Short-Term Investments	24,955,412	24,955,412	—	—

Total Investments
in Securities	$546,100,215	$25,074,129	$520,548,638	$477,448
Other Financial
Instruments:
Forwards	($277,910)	—	($277,910)	—

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Annual report | Global High Yield Fund	35

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Prior to March 27, 2013, the fund participated in a $200 million unsecured line of credit, also with Citibank, with terms otherwise similar to the existing agreement. Commitment fees for the year ended July 31, 2013 were $486. For the year ended July 31, 2013, the fund had no borrowings under either line of credit.

Expenses. Within the John Hancock funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage expenses, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

36	Global High Yield Fund | Annual report

For federal income tax purposes, net capital losses of $843,430 that are a result of security transactions occurring after October 31, 2012, are treated as occurring on August 1, 2013, the first day of the fund’s next taxable year.

As of, July 31, 2013, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are paid annually.

	JULY 31, 2013	JULY 31, 2012

Ordinary Income	$31,068,258	$31,378,221
Long-Term Capital Gain	$4,223,169	$3,810,434

Total	$35,291,427	$35,188,655

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2013, the components of distributable earnings on a tax basis consisted of $3,734,908 of undistributed long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, wash sale loss deferrals, post-October loss deferral, characterization of distributions, derivative transactions, and amortization and accretion on debt securities.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objectives. Derivatives include a variety of different instruments that may be traded in the over-the-counter market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the portfolios are exposed to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts are typically traded through the OTC market. Non-deliverable forwards are all regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The portfolio attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA)

Annual report | Global High Yield Fund	37

Master Agreement with each of their OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed. This right to close out and net payments across all transactions traded under the ISDA could result in a reduction of the portfolios’ risk to a counterparty equal to any amounts payable by the portfolios, if any.

As defined by the ISDA, the portfolio may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the portfolio is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the portfolio and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the portfolio for OTC transactions is held in a segregated account at the portfolio’s custodian and is noted in the accompanying portfolio of investments, or if cash is posted, on the Statement of assets and liabilities. The fund’s maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

For financial reporting purposes, the portfolio does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a specific currency at a price that is set on the date of the contract. The forward contract calls for delivery of the currency on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral, the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended July 31, 2013, the fund used forward foreign currency contracts to manage against anticipated currency exchange rates and to gain exposure to foreign currency. During the year ended July 31, 2013, the fund held forward foreign currency contracts with U.S. dollar

38	Global High Yield Fund | Annual report

notional values ranging from $18.6 million to $59.7 million, as measured at each quarter end. The following table summarizes the contracts held at July 31, 2013.

					CONTRACTUAL			NET UNREALIZED
CONTRACT		CONTRACT			SETTLEMENT	UNREALIZED	UNREALIZED	APPRECIATION/
TO BUY		TO SELL		COUNTERPARTY	DATE	APPRECIATION	DEPRECIATION	(DEPRECIATION)

COP	1,355,075,000	USD	703,478	Citibank N.A.	8-12-13	$11,165	—	$11,165

EUR	13,498,444	USD	17,888,749	Citibank N.A.	8-15-13	69,616	—	69,616

GBP	1,418,500	USD	2,154,073	Citibank N.A.	8-15-13	3,619	—	3,619

USD	717,825	COP	1,355,075,000	Citibank N.A.	8-12-13	3,182	—	3,182

USD	17,622,010	EUR	13,498,444	Citibank N.A.	8-15-13	—	($336,355)	(336,355)

USD	2,158,708	GBP	1,418,500	Citibank N.A.	8-15-13	1,016	—	1,016

USD	16,244,642	EUR	12,228,700	Citibank N.A.	9-20-13	—	(26,400)	(26,400)

USD	2,210,904	GBP	1,456,300	Citibank N.A.	9-20-13	—	(3,753)	(3,753)

						$88,598	($366,508)	($277,910)

Currency Abbreviation
COP	Colombian Peso
EUR	Euro
GBP	Pound Sterling
USD	U.S. Dollar

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at July 31, 2013 by risk category:

		FINANCIAL	ASSET	LIABILITIES
	STATEMENT OF ASSETS AND	INSTRUMENTS	DERIVATIVES	DERIVATIVES
RISK	LIABILITIES LOCATION	LOCATION	FAIR VALUE	FAIR VALUE

Foreign currency	Receivable-payable for	Forward foreign	$88,598	($366,508)
contracts	forward foreign currency	currency
	exchange contracts	exchange
contracts

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2013:

RISK	STATEMENT OF OPERATIONS LOCATION	FOREIGN CURRENCY TRANSACTIONS*

Foreign currency contracts	Net realized gain (loss)	($255,812)

* Realized gain/loss associated with forward foreign currency contracts is included in the caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2013:

		TRANSLATION OF ASSETS AND LIABILITIES
RISK	STATEMENT OF OPERATIONS LOCATION	IN FOREIGN CURRENCIES*

Foreign currency contracts	Change in unrealized appreciation	($168,627)
	(depreciation)

* Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in the caption on the Statement of operations.

Annual report | Global High Yield Fund	39

Note 4 — Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Investment Management Services, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: a) 0.825% of the first $250,000,000 of the fund’s average daily net assets, b) 0.790% of the next $500,000,000 of the fund’s average daily net assets and c) 0.770% of the fund’s average daily net assets in excess of $750,000,000. The Advisor has a subadvisory agreement with Stone Harbor Investment Partners LP. The fund is not responsible for payment of the subadvisory fees.

Effective June 1, 2013, the Advisor has contractually agreed to waive a portion of its management fee for certain funds (the Participating portfolios) of the Trust, John Hancock Funds, John Hancock Funds III and John Hancock Variable Insurance Trust. The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the Participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; and 0.015% of that portion of the aggregate net assets of all the Participating portfolios that exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among all the Participating portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

Prior to June 1, 2013, the Advisor contractually agreed to waive a portion of its management fee for certain funds (the Participating Portfolios) of the Trust and John Hancock Variable Insurance Trust. The waiver equaled, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceeded $75 billion but was less than $100 billion; and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that equaled or exceeded $100 billion. The amount of the reimbursement was calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each fund.

Effective March 28, 2013, the Advisor has contractually agreed to waive fees and/or reimburse operating expenses for Class A and Class I shares, excluding certain expenses such as taxes, brokerage commissions, interest expense, short dividend expense, acquired fund fees, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business. The fee waivers and/or reimbursements are such that these expenses will not exceed 1.35% and 1.04% for Class A and Class I shares, respectively. The current expense limitation agreement expires on November 30, 2014 unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time. Prior to March 28, 2013, the fee waivers and/or expense reimbursements were such that the expenses would not exceed 1.30% and 1.10% for Class A and Class I shares, respectively.

40	Global High Yield Fund | Annual report

Additionally, the Advisor has voluntarily agreed to waive and/or reimburse other expenses of the fund, excluding advisory fees, Rule 12b-1 fees, service fees, transfer agent fees, state registration fees, taxes, brokerage commissions, interest expense, printing and postage, short dividend expense, acquired fund fees, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The waivers are such that these expenses will not exceed 0.15% of average net assets. This voluntary expense reimbursement may be terminated at any time by the Advisor on notice to the fund.

Accordingly, these expense reductions amounted to $7,903, $7,342 and $19,914 for Class A, Class I and Class NAV shares, respectively, for the year ended July 31, 2013. The investment management fees incurred for the year ended July 31, 2013 were equivalent to a net annual effective rate of 0.80% of the fund’s average daily net assets.

Expense recapture. The Advisor may recapture operating expenses reimbursed or fees waived under previous expense limitations or waiver arrangements for a period of three years following the beginning of the month in which such reimbursements or waivers originally occurred to the extent that the fund is below its expense limitation during this period. The table below outlines the amounts recovered if any during the year ended July 31, 2013, and the amount of waived or reimbursed expenses subject to potential recovery and the respective expiration date.

AMOUNTS ELIGIBLE FOR	AMOUNTS ELIGIBLE FOR	AMOUNTS ELIGIBLE FOR	AMOUNT RECOVERED
RECOVERY THROUGH	RECOVERY THROUGH	RECOVERY THROUGH	DURING THE PERIOD
JULY 1, 2014	JULY 1, 2015	JULY 1, 2016	ENDED JULY 31, 2013

—	—	$15,223	—

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2013 amounted to an annual rate of 0.01% of the fund’s average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund pays 0.30% for Class A shares for distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $1,717 for the year ended July 31, 2013. Of this amount, $480 was retained and used for printing prospectuses, advertising, sales literature, and other purposes, and $1,237 was paid as sales commissions to broker-dealers. No sales commission was paid to Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended July 31, 2013, there were no CDSCs received by the Distributor for Class A shares.

Annual report | Global High Yield Fund	41

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended July 31, 2013 were:

	DISTRIBUTION	TRANSFER	PRINTING AND	STATE
CLASS	AND SERVICE FEES	AGENT FEES	POSTAGE	REGISTRATION FEES

A	$362	$196	$800	$7,052
I	—	51	300	7,051
Total	$362	$247	$1,100	$14,103

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its average daily net assets.

Note 6 — Fund share transactions

Transactions in fund shares for the year ended July 31, 2013 and for the year ended July 31, 2012 were as follows:

	Year ended 7-31-13		Year ended 7-31-12
	Shares	Amount	Shares	Amount
Class A shares

Sold	50,296	$527,317	—	—
Distributions reinvested	435	4,412	—	—
Repurchased	(128)	(1,292)	—	—

Net increase	50,603	$530,437	—	—

Class I shares

Sold	10,238	$110,000	—	—
Distributions reinvested	117	1,184	—	—

Net increase	10,355	$111,184	—	—

Class NAV shares

Sold	8,620,566	$90,658,666	8,422,198	$86,135,065
Distributions reinvested	3,350,641	35,281,784	3,466,414	35,184,198
Repurchased	(3,079,853)	(32,486,647)	(2,441,511)	(25,196,184)

Net increase	8,891,354	$93,453,803	9,447,101	$96,123,079

Total net increase	8,952,312	$94,095,424	9,447,101	$96,123,079

There were no fund share transactions for Class A and Class I for the year ended July 31, 2012.

42	Global High Yield Fund | Annual report

Affiliates of the fund owned 5%, 20% and 100% of shares of beneficial interest of Class A, Class I and Class NAV, respectively, on July 31, 2013.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $434,665,483 and $346,501,549, respectively, for the year ended July 31, 2013.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, affiliated fund investments may represent a significant portion of the fund’s net assets. At July 31, 2013, the following funds had an affiliate ownership of 5% or more of the fund’s net assets:

AFFILIATE
FUND	CONCENTRATION

John Hancock Lifestyle Growth Portfolio	17.9%
John Hancock Lifestyle Balanced Portfolio	31.8%
John Hancock Lifestyle Moderate Portfolio	13.6%
John Hancock Lifestyle Conservative Portfolio	12.4%

Annual report | Global High Yield Fund	43

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of
John Hancock Global High Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Global High Yield Fund (the “Fund”) at July 31, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2013 by correspondence with the custodian, agent banks and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 20, 2013

44	Global High Yield Fund | Annual report

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2013.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $4,223,169 in capital gain dividends.

Eligible shareholders will be mailed a 2013 Form 1099-DIV in early 2014. This will reflect the tax character of all distributions paid in calendar year 2013.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

Annual report | Global High Yield Fund	45

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management Services, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Stone Harbor Investment Partners LP (the Subadvisor) for Global High Yield Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on May 16–17, 2013, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meeting a variety of materials relating to the fund, the Advisor, and the Subadvisor, including comparative performance, fee and expense information for peer groups of similar mutual funds prepared by an independent third-party provider of mutual fund data; performance information for the fund’s benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts; and other information provided by the Advisor and the Subadvisor regarding the nature, extent, and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative and each Trustee may attribute different weights to different factors. The Board’s conclusions may be based in part on its consideration of the Advisory and Subadvisory Agreements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

46	Global High Yield Fund | Annual report

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor’s risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties through Board meetings, discussions, and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a) the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives; review of brokerage matters, including with respect to trade allocation and best execution; and the Advisor’s timeliness in responding to performance issues;

(b) the background, qualifications and skills of the Advisor’s personnel;

(c) the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;

(d) the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund;

(e) the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and

(f) the Advisor’s reputation and experience in serving as an investment adviser to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a) reviewed information prepared by management regarding the fund’s performance;

(b) considered the comparative performance of the fund’s benchmark;

Annual report | Global High Yield Fund	47

(c) considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of mutual fund data. Such report included the fund’s ranking within a smaller group of peer funds and the fund’s ranking within broader groups of funds; and

(d) took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.

The Board noted that the fund underperformed its benchmark index for the one- and three-year periods and outperformed its peer group average for the one- and three-year periods ended December 31, 2012.

The Board noted the peer group in which the fund was placed and that the fund has an emerging market mandate in comparison to many of the funds in its peer group. The Board took into account management’s discussion of the factors that contributed to the fund’s performance, noting the differences between the investment strategy of the fund and those of its peer group.

The Board concluded that the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund’s contractual and net management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board noted that net management fees and total expenses for this fund are higher than the peer group medians. The Board took into account management’s discussion of the fund’s expenses.

The Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the sub-advisory fee. The Board also took into account that management had agreed to implement an overall fee waiver across a number of funds in the complex, including the fund, which is discussed further below. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund. In addition, the Board noted that the Advisor effected advisory and subadvisory fee reductions in the past year with respect to the fund. The Board also noted that the Advisor pays the subadvisory fees of the fund, and that such fees are negotiated at arm’s length with respect to the Subadvisor. The Board also noted management’s discussion of the fund’s expenses, as well as certain actions taken over the past several years to reduce the fund’s operating expenses. The Board reviewed information provided by the Advisor concerning investment advisory fees charged to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:

(a) reviewed financial information of the Advisor;

(b) reviewed and considered an analysis presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;

48	Global High Yield Fund | Annual report

(c) received and reviewed profitability information with respect to the John Hancock fund complex as a whole;

(d) received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data;

(e) considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability analysis reviewed by the Board;

(f) considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;

(g) noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the Trust’s distributor also receives Rule 12b-1 payments to support distribution of the fund;

(h) noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;

(i) noted that the subadvisory fees for the fund are paid by the Advisor and are negotiated at arm’s length; and

(j) considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a) considered that the Advisor has agreed, effective June 1, 2013, to waive its management fee for the fund and each of the open-end funds of John Hancock Funds II, John Hancock Funds III, each other John Hancock fund (except those listed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement):

The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $75 billion but is less than or equal to $125 billion, 0.0125% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $125 billion but is less than or equal to $150 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $150 billion. (The funds that are not Participating Portfolios as of the date of this annual report are each of the fund of funds, money market funds, index funds and closed-end funds);

(b) reviewed the Trust’s advisory fee structure and the incorporation therein of any subadvisory fee breakpoints in the advisory fees charged and concluded that (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund and (ii) although economies of scale cannot

Annual report | Global High Yield Fund	49

be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and

(c) the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1) information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

(2) the historical and current performance of the fund, and comparative performance information relating to the fund’s benchmark and comparable funds;

(3) the subadvisory fee for the fund, including any breakpoints, and comparative fee information, where available, prepared by an independent third-party provider of mutual fund data; and

(4) information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed by it to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund, that is consistent with the fund’s investment objective(s), the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

50	Global High Yield Fund | Annual report

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which includes arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Trust’s Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate account, and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. The Board also took into account the sub-advisory fees paid by the Advisor to the Subadvisor with respect to the fund to fees charged by the fund’s Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and benchmark and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.

The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1) The Subadvisor has extensive experience and demonstrated skills as a manager;

(2) The performance of the fund generally has been in line with or outperformed the historical performance of comparable funds and the fund’s overall performance is satisfactory;

(3) The subadvisory fees are reasonable in relation to the level and quality of services being provided; and

(4) Subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

Annual report | Global High Yield Fund	51

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James M. Oates, Born: 1946	2012	231

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director,
Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc.
(formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial
(since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River
Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock retail funds (since 2012); Trustee (2005–2006 and since
2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and
Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson
of the Board (since 2005), John Hancock Funds II.

Charles L. Bardelis,[3] Born: 1941	2012	231

Director, Island Commuter Corp. (marine transport). Trustee, John Hancock retail funds (since 2012);
Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance
Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[3] Born: 1942	2012	231

Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant;
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln
Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010);
former Director, PMA Capital Corporation (2004–2010). Trustee, John Hancock retail funds (since 2012);
Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance
Trust and John Hancock Funds II (since 2005).

William H. Cunningham,[2] Born: 1944	1994	231

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas
System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since
2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance);
Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former
Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition
Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley)
(until 2009); former Advisory Director, JPMorgan Chase Bank (formerly Texas Commerce Bank–Austin)
(until 2009). Trustee, John Hancock retail funds (since 1986); Trustee, John Hancock Variable Insurance
Trust (since 2012); Trustee, John Hancock Funds II (since 2012 and 2005–2006).

Grace K. Fey, Born: 1946	2012	231

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President,
Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

52	Global High Yield Fund | Annual report

Independent Trustees (continued)

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Theron S. Hoffman,[3] Born: 1947	2012	231

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner, and Operating Head,
Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000). Trustee, John Hancock retail funds (since 2012); Trustee,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson,[2] Born: 1952	2008	231

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation
(since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange
(2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).
Trustee, John Hancock retail funds (since 2008); Trustee of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Hassell H. McClellan, Born: 1945	2012	231

Associate Professor, The Wallace E. Carroll School of Management, Boston College (since 1984);
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director,
The Barnes Group (since 2010). Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock
Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2005).

Steven R. Pruchansky,[2] Born: 1944	1991	231

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011–2012),
John Hancock retail funds; Trustee and Vice Chairperson of the Board, John Hancock retail funds,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

Gregory A. Russo,[2] Born: 1949	2009	231

Director and Audit Committee Chairman (since 2012) and Member, Audit Committee and Finance
Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006);
Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester
County, New York, Chamber of Commerce (1986–1992); Director, Treasurer and Chairman of
Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of
Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).
Trustee, John Hancock retail funds (since 2008); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Annual report | Global High Yield Fund	53

Non-Independent Trustees[4]

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James R. Boyle, Born: 1959	2012	231

Senior Executive Vice President, John Hancock Financial Services (1999–2012, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock
Investment Management Services, LLC (2005–2010). Trustee, John Hancock retail funds (since 2012 and
2005–2010), Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Craig Bromley,[2] Born: 1966	2012	231

President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General
Manager, U.S. Division, John Hancock Financial Services (since 2012); President and Chief Executive
Officer, Manulife Insurance Company (Manulife (Japan) (2005–2012), including prior positions).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Warren A. Thomson,[2] Born: 1955	2012	231

Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The
Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife
Asset Management (since 2001, including prior positions); Director (since 2006), and President and
Chief Executive Officer of Manulife Asset Management Limited (since 2013); Director and Chairman,
Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds, John Hancock
Variable Insurance Trust and John Hancock Funds II (since 2012).

Principal officers who are not Trustees

Name, year of birth		Officer
Position(s) held with fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Hugh McHaffie, Born: 1959		2009

President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services,
LLC and John Hancock Funds, LLC (since 2010); President, John Hancock Advisers, LLC (since 2012);
President, John Hancock Investment Management Services, LLC (since 2010). President (since 2012) and former Trustee (2010–2012), John Hancock retail funds; President, John Hancock Variable Insurance
Trust and John Hancock Funds II (since 2009).

Andrew G. Arnott, Born: 1971		2009

Executive Vice President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice
President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive
Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); Executive Vice
President, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2007, including prior positions).

Thomas M. Kinzler, Born: 1955		2006

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2006).

54	Global High Yield Fund | Annual report

Principal officers who are not Trustees (continued)

Name, year of birth	Officer
Position(s) held with fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2007).

Salvatore Schiavone, Born: 1965	2009

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust and John Hancock Funds II (since 2010 and 2007–2009, including prior positions).

John Hancock retail funds is comprised of John Hancock Funds III and 34 other John Hancock funds consisting of 24 series of other John Hancock trusts and 10 closed-end funds.

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation or removal.

2 Became a Trustee of the Trust effective December 1, 2012.

3 Member of Audit Committee.

4 Because Messrs. Bromley and Thomson are senior executives or directors and Mr. Boyle held prior positions as a senior executive and director of the Advisor and/or its affiliates, each of them is considered an “interested person,” as defined in the Investment Company Act of 1940, of the Trust.

Annual report | Global High Yield Fund	55

More information

Trustees	Investment advisor
James M. Oates, Chairperson	John Hancock Investment Management
Steven R. Pruchansky, Vice Chairperson	Services, LLC
Charles L. Bardelis*
James R. Boyle†	Subadvisor
Craig Bromley†	Stone Harbor Investment Partners LP
Peter S. Burgess*
William H. Cunningham	Principal distributor
Grace K. Fey	John Hancock Funds, LLC
Theron S. Hoffman*
Deborah C. Jackson	Custodian
Hassell H. McClellan	State Street Bank and Trust Company
Gregory A. Russo
Warren A. Thomson†	Transfer agent
John Hancock Signature Services, Inc.
Officers
Hugh McHaffie	Legal counsel
President	K&L Gates LLP

Andrew G. Arnott	Independent registered
Executive Vice President	public accounting firm
PricewaterhouseCoopers LLP
Thomas M. Kinzler
Secretary and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

*Member of the Audit Committee
†Non-Independent Trustee

The fund’s proxy voting policies and procedures, as well as the fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund’s Form N-Q is available on our website and the SEC’s website, sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	Investment Operations	Investment Operations
	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	30 Dan Road
	Boston, MA 02205-5913	Canton, MA 02021

56	Global High Yield Fund | Annual report

800-225-5291
800-338-8080 EASI-Line
jhinvestments.com

This report is for the information of the shareholders of John Hancock Global High Yield Fund.
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	352A 7/13
MF150752	9/13

John Hancock
INVESTMENTS

John Hancock
Currency Strategies Fund

Annual Report
7.31.13

A look at performance

Total returns for the period ended July 31, 2013

	Average annual total returns (%)				Cumulative total returns (%)
	with maximum sales charge				with maximum sales charge

				Since				Since
	1-year	5-year	10-year	inception[1]	1-year	5-year	10-year	inception[1]

Class A	6.44	—	—	–0.85	6.44	—	—	–2.54

Class I2	10.26	—	—	0.62	10.26	—	—	1.88

Class R6[2,3]	10.34	—	—	0.74	10.34	—	—	2.24

Class NAV[2]	10.43	—	—	0.82	10.43	—	—	2.48

Index†	0.05	—	—	0.06	0.05	—	—	0.18

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 3.00%.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. The fee waivers and expense limitations are contractual at least until 11-30-13 for Class A and Class R6 shares. Had the fee waivers and expense limitations not been in place, gross expenses would apply. For all other classes, the net expenses equal the gross expenses. The expense ratios are as follows:

	Class A	Class I	Class R6	Class NAV
Net (%)	1.60	1.17	1.05	0.94
Gross (%)	1.74	1.17	1.40	0.94

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund’s website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

† Index is the Citigroup 1-Month U.S. Treasury Bill Index.

See the following page for footnotes.

6	Currency Strategies Fund | Annual report

		With maximum	Without
	Start date	sales charge	sales charge	Index

Class I2	8-2-10	$10,188	$10,188	$10,018

Class R6[2,3]	8-2-10	10,224	10,224	10,018

Class NAV[2]	8-2-10	10,248	10,248	10,018

Citigroup 1-Month U.S. Treasury Bill Index is a market value-weighted index of public obligators of the U.S. Treasury with maturities of one month.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values if they did.

Footnotes related to performance pages

1 From 8-2-10.

2 For certain types of investors as described in the fund’s prospectuses.

3 Class R6 shares were first offered on 11-1-11. The returns prior to this date are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R6 shares.

Annual report | Currency Strategies Fund	7

Management’s discussion of
Fund performance

First Quadrant, L.P.

The 12 months ended July 31, 2013 were marked by ongoing uncertainty about global recovery and the continuation of the risk-on/risk-off trade that had dominated the previous 12 months. As the period began, investors were concerned about the U.S. presidential election and the inability of politicians to agree on a budget deal. Politics also took center stage in the eurozone, where leaders and their austerity measures came under attack. Around the globe, fundamentals took a backseat to sentiment as investors moved their money between safe havens and trades involving riskier assets. In January, equities gained momentum after the U.S. Congress reached a deal to avoid most tax increases and spending cuts. Globally, stocks trended higher until June when concerns rose that the credit conditions would tighten in the United States and China. Those worries commenced after U.S. Federal Reserve Board (Fed) Chairman Ben S. Bernanke said the Fed would begin to taper bond purchases if labor markets continued to improve. That statement, combined with expectations of slowing growth in China, rippled far and wide and raised the likelihood of lower commodity prices as well as slower emerging-market growth.

For the 12 months ended July 31, 2013, John Hancock Currency Strategies Fund’s Class A shares returned 9.69%, excluding sales charges. At the same time the Citigroup 1-Month US Treasury Bill Index, the fund’s benchmark, returned 0.05%. The average return of the currency funds tracked by Morningstar, Inc. was 0.08%.† Despite the myriad concerns, investors maintained their appetite for higher-risk assets over the first half of the period. As a result, we saw a drop in volatility in the currency market. The European Central Bank’s pledge of support for the euro and improved investor confidence contributed to a drop in risk aversion. Our long positions in the euro and Norwegian krone thus contributed to the portfolio’s performance, while short positions in the New Zealand and Australian dollars also helped. Tactical repositioning on the yen also helped performance. For the 12-month period, our positions in the euro, yen, and Norwegian krone were among the top contributors to the fund’s performance.

This commentary reflects the views of the portfolio managers through the end of the period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

† Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

8	Currency Strategies Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

▪ Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses, including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund’s actual ongoing operating expenses and is based on the fund’s actual return. It assumes an account value of $1,000.00 on February 1, 2013, with the same investment held until July 31, 2013.

	Account value	Ending value	Expenses paid during
	on 2-1-13	on 7-31-13	period ended on 7-31-13[1]

Class A	$1,000.00	$1,030.10	$8.05

Class I	1,000.00	1,032.90	5.49

Class R6	1,000.00	1,032.80	5.29

Class NAV	1,000.00	1,033.70	4.59

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2013, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Currency Strategies Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund’s actual return). It assumes an account value of $1,000.00 on February 1, 2013, with the same investment held until July 31, 2013. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value	Ending value	Expenses paid during
	on 2-1-13	on 7-31-13	period ended on 7-31-13[1]

Class A	$1,000.00	$1,016.90	$8.00

Class I	1,000.00	1,019.40	5.46

Class R6	1,000.00	1,019.60	5.26

Class NAV	1,000.00	1,020.30	4.56

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the fund’s annualized expense ratio of 1.60%, 1.09%, 1.05% and 0.91% for Class A, Class I, Class R6 and Class NAV shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

10	Currency Strategies Fund | Annual report

Currency allocation1

1 As a percentage of net assets on 7-31-13. The fund’s assets are exposed to both short (unfavored) and long (favored) currency positions.

Annual report | Currency Strategies Fund	11

Fund’s investments

As of 7-31-13

Short-Term Investments 101.6%			$1,214,194,871

(Cost $1,214,148,105)
		Maturity
	Yield (%)*	date	Par value	Value

U.S. Government 94.6%			1,130,941,618

U.S. Treasury Bill	0.052	9-19-13	540,000,000	539,980,020

U.S. Treasury Bill	0.053	9-26-13	466,000,000	465,978,098

U.S. Treasury Bill	0.092	11-21-13	125,000,000	124,983,500

		Yield (%)	Shares	Value

Money Market Funds 7.0%				83,253,253

State Street Institutional Liquid Reserves Fund		0.077 (Y)	83,253,253	83,253,253

Total investments (Cost $1,214,148,105)† 101.6%			$1,214,194,871

Other assets and liabilities, net (1.6%)				($19,324,227)

Total net assets 100.0%			$1,194,870,644

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

* Yield represents the annualized yield at the date of purchase.

(Y) The rate shown is the annualized seven-day yield as of 7-31-13.

† At 7-31-13, the aggregate cost of investment securities for federal income tax purposes was $1,214,148,105. Unrealized appreciation on investment securities was $46,766 as of 7-31-13.

The following table summarizes the forward foreign currency contracts held by the fund at 7-31-13:

					CONTRACTUAL			NET UNREALIZED
CONTRACT		CONTRACT			SETTLEMENT	UNREALIZED	UNREALIZED	APPRECIATION/
TO BUY		TO SELL		COUNTERPARTY	DATE	APPRECIATION	DEPRECIATION	(DEPRECIATION)

AUD	220,261,937	USD	201,950,695	Barclays Bank PLC	9-18-13	—	($4,598,365)	($4,598,365)
				Wholesale
AUD	220,261,937	USD	202,526,353	J. Aron & Company	9-18-13	—	(5,174,022)	(5,174,022)
AUD	36,314,608	USD	33,155,520	Morgan Stanley	9-18-13	—	(618,021)	(618,021)
				Capital Services,
				Inc.
CAD	18,259,051	USD	17,599,768	Barclays Bank PLC	9-18-13	$157,377	—	157,377
				Wholesale
CAD	97,690,444	USD	93,590,771	J. Aron & Company	9-18-13	1,414,352	—	1,414,352
CAD	33,721,847	USD	31,956,960	Morgan Stanley	9-18-13	837,939	—	837,939
				Capital Services,
				Inc.
CHF	82,172,282	USD	87,605,606	Barclays Bank PLC	9-18-13	1,220,621	—	1,220,621
				Wholesale

12	Currency Strategies Fund | Annual report	See notes to financial statements

					CONTRACTUAL			NET UNREALIZED
CONTRACT		CONTRACT			SETTLEMENT	UNREALIZED	UNREALIZED	APPRECIATION/
TO BUY		TO SELL		COUNTERPARTY	DATE	APPRECIATION	DEPRECIATION	(DEPRECIATION)

CHF	82,172,282	USD	87,557,138	J. Aron & Company	9-18-13	$1,269,089	—	$1,269,089
EUR	281,119,251	USD	374,278,791	Barclays Bank PLC	9-18-13	—	($234,950)	(234,950)
				Wholesale
EUR	281,119,251	USD	373,401,441	J. Aron & Company	9-18-13	642,400	—	642,400
EUR	237,431,068	USD	314,847,186	Morgan Stanley	9-18-13	1,067,246	—	1,067,246
				Capital Services,
				Inc.
GBP	117,292,049	USD	182,345,152	Barclays Bank PLC	9-18-13	—	(3,972,016)	(3,972,016)
				Wholesale
GBP	91,876,246	USD	142,603,418	J. Aron & Company	9-18-13	—	(2,881,636)	(2,881,636)
GBP	91,876,246	USD	143,164,047	Morgan Stanley	9-18-13	—	(3,442,265)	(3,442,265)
				Capital Services,
				Inc.
JPY	4,091,147,249	USD	41,942,826	Barclays Bank PLC	9-18-13	—	(147,720)	(147,720)
				Wholesale
JPY	9,008,201,551	USD	91,393,724	J. Aron & Company	9-18-13	633,944	—	633,944
JPY	4,754,824,964	USD	49,156,401	Morgan Stanley	9-18-13	—	(581,173)	(581,173)
				Capital Services,
				Inc.
NOK	488,494,553	USD	83,461,499	Barclays Bank PLC	9-18-13	—	(707,267)	(707,267)
				Wholesale
NOK	574,920,892	USD	97,609,788	J. Aron & Company	9-18-13	—	(214,358)	(214,358)
NOK	376,112,548	USD	63,049,046	Morgan Stanley	9-18-13	666,926	—	666,926
				Capital Services,
				Inc.
NZD	172,329,009	USD	135,147,993	Barclays Bank PLC	9-18-13	2,028,238	—	2,028,238
				Wholesale
NZD	172,329,009	USD	135,182,973	J. Aron & Company	9-18-13	1,993,259	—	1,993,259
NZD	32,299,654	USD	25,234,848	Morgan Stanley	9-18-13	476,116	—	476,116
				Capital Services,
				Inc.
SEK	291,586,989	USD	44,420,639	Barclays Bank PLC	9-18-13	268,397	—	268,397
				Wholesale
SEK	87,460,692	USD	13,440,376	J. Aron & Company	9-18-13	—	(36,026)	(36,026)
SEK	13,546,519	USD	2,057,278	Morgan Stanley	9-18-13	18,881	—	18,881
				Capital Services,
				Inc.
SGD	39,169,213	USD	31,017,503	Barclays Bank PLC	9-18-13	—	(194,776)	(194,776)
				Wholesale
SGD	39,169,213	USD	31,034,214	J. Aron & Company	9-18-13	—	(211,488)	(211,488)
USD	180,137,551	AUD	193,289,224	Barclays Bank PLC	9-18-13	6,952,482	—	6,952,482
				Wholesale
USD	180,371,622	AUD	193,289,224	J. Aron & Company	9-18-13	7,186,553	—	7,186,553
USD	38,437,374	AUD	41,055,219	Morgan Stanley	9-18-13	1,652,339	—	1,652,339
				Capital Services,
				Inc.
USD	154,935,863	CAD	159,449,145	Barclays Bank PLC	9-18-13	—	(130,335)	(130,335)
				Wholesale
USD	232,075,158	CAD	238,880,538	J. Aron & Company	9-18-13	—	(239,020)	(239,020)
USD	205,189,069	CAD	211,466,501	Morgan Stanley	9-18-13	—	(464,631)	(464,631)
				Capital Services,
				Inc.
USD	248,357,886	CHF	229,515,064	Barclays Bank PLC	9-18-13	257,716	—	257,716
				Wholesale
USD	247,699,525	CHF	229,515,064	J. Aron & Company	9-18-13	—	(400,644)	(400,644)

See notes to financial statements	Annual report | Currency Strategies Fund	13

					CONTRACTUAL			NET UNREALIZED
CONTRACT		CONTRACT			SETTLEMENT	UNREALIZED	UNREALIZED	APPRECIATION/
TO BUY		TO SELL		COUNTERPARTY	DATE	APPRECIATION	DEPRECIATION	(DEPRECIATION)

USD	167,956,488	CHF	156,781,782	Morgan Stanley	9-18-13	—	($1,520,783)	($1,520,783)
				Capital Services,
				Inc.
USD	207,553,425	EUR	158,305,990	Barclays Bank PLC	9-18-13	—	(3,080,960)	(3,080,960)
				Wholesale
USD	207,271,099	EUR	158,305,990	J. Aron & Company	9-18-13	—	(3,363,286)	(3,363,286)
USD	123,604,687	EUR	94,869,353	Morgan Stanley	9-18-13	—	(2,623,940)	(2,623,940)
				Capital Services,
				Inc.
USD	75,541,766	GBP	49,919,369	Barclays Bank PLC	9-18-13	—	(373,648)	(373,648)
				Wholesale
USD	37,166,825	GBP	24,503,566	J. Aron & Company	9-18-13	—	(97,235)	(97,235)
USD	14,301,712	JPY	1,364,012,943	Barclays Bank PLC	9-18-13	$366,974	—	366,974
				Wholesale
USD	64,829,893	JPY	6,281,067,245	J. Aron & Company	9-18-13	662,593	—	662,593
USD	81,634,635	JPY	7,877,527,430	Morgan Stanley	9-18-13	1,157,919	—	1,157,919
				Capital Services,
				Inc.
USD	34,748,069	NOK	203,729,445	Barclays Bank PLC	9-18-13	234,943	—	234,943
				Wholesale
USD	48,676,613	NOK	290,155,784	J. Aron & Company	9-18-13	—	(477,710)	(477,710)
USD	20,308,465	NOK	125,670,722	Morgan Stanley	9-18-13	—	(980,993)	(980,993)
				Capital Services,
				Inc.
USD	202,936,303	NZD	262,753,437	Barclays Bank PLC	9-18-13	—	(6,219,002)	(6,219,002)
				Wholesale
USD	203,352,768	NZD	262,753,437	J. Aron & Company	9-18-13	—	(5,802,538)	(5,802,538)
USD	142,795,056	SEK	943,479,063	Barclays Bank PLC	9-18-13	—	(1,803,884)	(1,803,884)
				Wholesale
USD	112,232,574	SEK	739,352,766	J. Aron & Company	9-18-13	—	(1,081,679)	(1,081,679)
USD	113,794,474	SEK	760,270,984	Morgan Stanley	9-18-13	—	(2,725,736)	(2,725,736)
				Capital Services,
				Inc.
USD	127,374,072	SGD	160,567,118	Barclays Bank PLC	9-18-13	1,021,867	—	1,021,867
				Wholesale
USD	127,485,822	SGD	160,567,118	J. Aron & Company	9-18-13	1,133,618	—	1,133,618
USD	32,863,754	SGD	41,294,621	Morgan Stanley	9-18-13	368,519	—	368,519
				Capital Services,
				Inc.
						$33,690,308	($54,400,107)	($20,709,799)

Currency Abbreviations

AUD	Australian Dollar	NOK	Norwegian Krone
CAD	Canadian Dollar	NZD	New Zealand Dollar
CHF	Swiss Franc	SEK	Swedish Krona
EUR	Euro	SGD	Singapore Dollar
GBP	Pound Sterling	USD	United States Dollar
JPY	Japanese Yen

14	Currency Strategies Fund | Annual report	See notes to financial statements

FINANCIAL STATEMENTS

Financial statements

Statement of assets and liabilities 7-31-13

This Statement of assets and liabilities is the fund’s balance sheet. It shows the value of what the fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments, at value (Cost $1,214,148,105)	$1,214,194,871
Receivable for fund shares sold	1,646,264
Receivable for forward foreign currency exchange contracts	33,690,308
Interest receivable	4,681
Receivable due from Advisor	315
Other receivables and prepaid expenses	31,017

Total assets	1,249,567,456

Liabilities

Payable for forward foreign currency exchange contracts	54,400,107
Payable for fund shares repurchased	157,612
Payable to affiliates
Accounting and legal services fees	26,372
Transfer agent fees	9,430
Trustees’ fees	1,073
Other liabilities and accrued expenses	102,218

Total liabilities	54,696,812

Net assets	$1,194,870,644

Net assets consist of

Paid-in capital	$1,120,126,787
Accumulated net realized gain (loss) on investments and foreign
currency transactions	95,406,890
Net unrealized appreciation (depreciation) on investments and translation
of assets and liabilities in foreign currencies	(20,663,033)

Net assets	$1,194,870,644

Net asset value per share

Based on net asset values and shares outstanding — the fund has an unlimited number of shares authorized with no par value
Class A ($28,463,187 ÷ 2,871,234 shares)[1]	$9.91
Class I ($64,625,305 ÷ 6,429,413 shares)	$10.05
Class R6 ($3,891,291 ÷ 385,507 shares)	$10.09
Class NAV ($1,097,890,861 ÷ 108,541,035 shares)	$10.11

Maximum offering price per share

Class A (net asset value per share ÷ 97%)[2]	$10.22

1 Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to financial statements	Annual report | Currency Strategies Fund	15

FINANCIAL STATEMENTS

Statement of operations For the year ended 7-31-13

This Statement of operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. It also shows net gains (losses) for the period stated.

Investment income

Interest	$1,097,300

Expenses

Investment management fees	9,757,724
Distribution and service fees	55,398
Accounting and legal services fees	148,734
Transfer agent fees	96,060
Trustees’ fees	11,679
State registration fees	66,315
Printing and postage	32,093
Professional fees	85,255
Custodian fees	108,553
Registration and filing fees	50,532
Other	21,542

Total expenses	10,433,885
Less expense reductions and amounts recaptured	(48,702)

Net expenses	10,385,183

Net investment loss	(9,287,883)

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	519
Foreign currency transactions	98,361,597

98,362,116
Change in net unrealized appreciation (depreciation) of
Investments	46,766
Translation of assets and liabilities in foreign currencies	25,218,231

25,264,997

Net realized and unrealized gain	123,627,113

Increase in net assets from operations	$114,339,230

16	Currency Strategies Fund | Annual report	See notes to financial statements

FINANCIAL STATEMENTS

Statements of changes in net assets

This Statement of changes in net assets show how the value of the fund’s net assets has changed since inception. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of fund share transactions.

	Year	Year
	ended	ended
	7-31-13	7-31-12
Increase (decrease) in net assets

From operations
Net investment loss	($9,287,883)	($8,193,951)
Net realized gain	98,362,116	63,776,497
Change in net unrealized appreciation (depreciation)	25,264,997	13,616,959

Increase in net assets resulting from operations	114,339,230	69,199,505

Distributions to shareholders
From net realized gain
Class A	(242,826)	—
Class I	(841,400)	—
Class R6	(52,774)	—
Class NAV	(13,441,057)	—

Total distributions	(14,578,057)	—

From fund share transactions	137,167,224	(21,577,247)

Total increase	236,928,397	47,622,258

Net assets

Beginning of year	957,942,247	910,319,989

End of year	$1,194,870,644	$957,942,247

Undistributed net investment loss	—	($4,822,516)

See notes to financial statements	Annual report | Currency Strategies Fund	17

Financial highlights

The Financial highlights show how the fund’s net asset value for a share has changed during the period.

CLASS A SHARES Period ended	7-31-13	7-31-12	7-31-11[1]

Per share operating performance

Net asset value, beginning of period	$9.16	$8.58	$10.00
Net investment loss[2]	(0.14)	(0.14)	(0.14)
Net realized and unrealized gain (loss) on investments	1.02	0.72	(1.28)
Total from investment operations	0.88	0.58	(1.42)
Less distributions
From net realized gain	(0.13)	—	—
Net asset value, end of period	$9.91	$9.16	$8.58
Total return (%)[3,4]	9.69	6.76	(14.20)[5]

Ratios and supplemental data

Net assets, end of period (in millions)	$28	$11	$6
Ratios (as a percentage of average net assets):
Expenses before reductions	1.54	1.74	1.56[6]
Expenses including reductions and amounts recaptured	1.60	1.60	1.56[6]
Net investment loss	(1.50)	(1.53)	(1.48)[6]
Portfolio turnover (%)	—	—	—

1 The inception date for Class A shares is 8-2-10.
2 Based on the average daily shares outstanding.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
5 Not annualized.
6 Annualized.

CLASS I SHARES Period ended	7-31-13	7-31-12	7-31-11[1]

Per share operating performance

Net asset value, beginning of period	$9.24	$8.61	$10.00
Net investment loss[2]	(0.10)	(0.10)	(0.09)
Net realized and unrealized gain (loss) on investments	1.04	0.73	(1.30)
Total from investment operations	0.94	0.63	(1.39)
Less distributions
From net realized gain	(0.13)	—	—
Net asset value, end of period	$10.05	$9.24	$8.61
Total return (%)	10.26	7.32	(13.90)[3]

Ratios and supplemental data

Net assets, end of period (in millions)	$65	$43	$26
Ratios (as a percentage of average net assets):
Expenses before reductions	1.11	1.17	1.05[4]
Expenses including reductions and amounts recaptured	1.11	1.17	1.05[4]
Net investment loss	(1.01)	(1.10)	(0.98)[4]
Portfolio turnover (%)	—	—	—

1 The inception date for Class I shares is 8-2-10.
2 Based on the average daily shares outstanding.
3 Not annualized.
4 Annualized.

18	Currency Strategies Fund | Annual report	See notes to financial statements

CLASS R6 SHARES Period ended	7-31-13	7-31-12[1]

Per share operating performance

Net asset value, beginning of period	$9.27	$9.29
Net investment income (loss)[2]	(0.09)	(0.07)
Net realized and unrealized gain on investments	1.04	0.05
Total from investment operations	0.95	(0.02)
Less distributions
From net realized gain	(0.13)	—
Net asset value, end of period	$10.09	$9.27
Total return (%)[3]	10.34	(0.22)[4]

Ratios and supplemental data

Net assets, end of period (in millions)	$4	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	1.52	1.40[5]
Expenses including reductions and amounts recaptured	1.05	1.05[5]
Net investment income (loss)	(0.95)	(0.97)[5]
Portfolio turnover (%)	—	—

1 The inception date for Class R6 shares is 11-1-11.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
4 Not annualized.
5 Annualized.

CLASS NAV SHARES Period ended	7-31-13	7-31-12	7-31-11[1]

Per share operating performance

Net asset value, beginning of period	$9.28	$8.63	$10.00
Net investment loss[2]	(0.08)	(0.08)	(0.08)
Net realized and unrealized gain (loss) on investments	1.04	0.73	(1.29)
Total from investment operations	0.96	0.65	(1.37)
Less distributions
From net realized gain	(0.13)	—	—
Net asset value, end of period	$10.11	$9.28	$8.63
Total return (%)[3]	10.43	7.53	(13.70)[4]

Ratios and supplemental data

Net assets, end of period (in millions)	$1,098	$901	$878
Ratios (as a percentage of average net assets):
Expenses before reductions	0.92	0.94	0.95[5]
Expenses including reductions and amounts recaptured	0.92	0.93	0.95[5]
Net investment loss	(0.82)	(0.86)	(0.86)[5]
Portfolio turnover (%)	—	—	—

1 The inception date for Class NAV shares is 8-2-10.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
4 Not annualized.
5 Annualized.

See notes to financial statements	Annual report | Currency Strategies Fund	19

Notes to financial statements

Note 1 — Organization

John Hancock Currency Strategies Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to achieve total return from investments in currency markets.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, printing and postage and state registration fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, taking into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities and forward foreign currency contracts traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees, which include price verification procedures. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described.

20	Currency Strategies Fund | Annual report

Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of July 31, 2013, all investments are categorized as Level 2 under the hierarchy described above, except for money market funds, which are categorized as Level 1.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Prior to March 27, 2013, the fund participated in a $200 million unsecured line of credit, also with Citibank, with terms otherwise similar to the existing agreement. Commitment fees for the year ended July 31, 2013 were $648. For the year ended July 31, 2013, the fund had no borrowings under either line of credit.

Expenses. Within the John Hancock funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration,

Annual report | Currency Strategies Fund	21

among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage expenses, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of July 31, 2013, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually. The tax character of distributions for the year ended July 31, 2013 was $14,578,057 of long-term capital gains.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2013, the components of distributable earnings on a tax basis consisted of $22,052,192 of undistributed ordinary income and $50,527,160 of undistributed long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to net operating losses and derivative transactions.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet their investment objectives. Derivatives include a variety of different instruments that may be traded in the over-the-counter market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

22	Currency Strategies Fund | Annual report

Forward foreign currency contracts are typically traded through the OTC market. Non-deliverable forwards are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of their OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed. This right to close out and net payments across all transactions traded under the ISDA could result in a reduction of the portfolios’ risk to a counterparty equal to any amounts payable by the portfolios, if any.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the portfolio is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the portfolio and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the portfolio for OTC transactions is held in a segregated account at the portfolio’s custodian and is noted in the accompanying portfolio of investments, or if cash is posted, on the Statement of assets and liabilities. The fund’s maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty and is known as close-out netting. The table below reflects the fund’s exposure to counterparties subject to an ISDA for OTC derivative transactions:

	TOTAL MARKET VALUE	COLLATERAL POSTED	COLLATERAL
COUNTERPARTY	OF OTC DERIVATIVES	BY COUNTERPARTY	POSTED BY FUND	NET EXPOSURE

Barclays Bank PLC
Wholesale	($8,954,308)	—	$6,849,728	($2,104,580)
J. Aron & Company	(5,043,834)	—	3,865,845	(1,177,989)
Morgan Stanley
Capital Services, Inc.	(6,711,657)	—	4,559,814	(2,151,843)

Totals	($20,709,799)	—	$15,275,387	($5,434,412)

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a specific currency at a price that is set on the date of the contract. The forward contract calls for delivery of the currency on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral, the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statements of Assets and Liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to market daily and the change in value is recorded by the portfolios as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at

Annual report | Currency Strategies Fund	23

the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended July 31, 2013, the fund used forward foreign currency contracts to gain currency exposure. During the year ended July 31, 2013, the fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $4.3 billion to $6.8 billion, as measured at each quarter end.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at July 31, 2013 by risk category:

		FINANCIAL	ASSET	LIABILITY
	STATEMENT OF ASSETS AND	INSTRUMENTS	DERIVATIVES	DERIVATIVES
RISK	LIABILITIES LOCATION	LOCATION	FAIR VALUE	FAIR VALUE

Foreign Currency	Receivable/payable for	Forward foreign	$33,690,308	($54,400,107)
Contracts	forward foreign currency	currency
	exchange contracts	contracts

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2013:

	STATEMENT OF	FOREIGN CURRENCY
RISK	OPERATIONS LOCATION	TRANSACTIONS*

Foreign Currency Contracts	Net realized gain (loss) on	$98,361,597

*Realized gain/loss associated with forward currency contracts is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2013:

	STATEMENT OF	FOREIGN CURRENCY
RISK	OPERATIONS LOCATION	TRANSACTIONS*

Foreign Currency Contracts	Change in unrealized	$25,218,231
	appreciation (depreciation) of

*Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Investment Management Services, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

24	Currency Strategies Fund | Annual report

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: a) 0.95% of the first $250,000,000 of the fund’s average daily net assets, b) 0.90% of the next $250,000,000 of the fund’s average daily net assets and c) 0.85% of the fund’s average daily net assets in excess of $500,000,000. The Advisor has a subadvisory agreement with First Quadrant, L.P. The fund is not responsible for payment of the subadvisory fees.

Effective June 1, 2013, the Advisor has contractually agreed to waive a portion of its management fee for certain funds (the Participating portfolios) of the Trust, John Hancock Funds, John Hancock Funds III and John Hancock Variable Insurance Trust. The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the Participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; and 0.015% of that portion of the aggregate net assets of all the Participating portfolios that exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among all the Participating portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

Prior to June 1, 2013, the Advisor contractually agreed to waive a portion of its management fee for certain funds (the Participating portfolios) of the Trust and John Hancock Variable Insurance Trust. The prior waiver equaled, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating portfolios that exceeded $75 billion but was less than $100 billion; and 0.015% of that portion of the aggregate net assets of all the Participating portfolios that equaled or exceeded $100 billion. The amount of the Reimbursement was calculated daily and allocated among all the Participating portfolios in proportion to the daily net assets of each fund.

The Advisor has contractually agreed to waive fees and/or reimburse certain expenses for each share class of the fund excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, underlying fund expenses and short dividend expense. The fee waivers and/or reimbursements are such that these expenses will not exceed 1.60% and 1.05% for Class A and Class R6 shares, respectively. The fee waiver and/or reimbursement will continue in effect until November 30, 2013, unless renewed by mutual agreement of the fund and Advisor based upon a determination of that this is appropriate under the circumstances at the time. Prior to December 1, 2012 the fee waivers and/or reimbursements were such that these expense limitations did not exceed 1.60%, 1.24% and 1.05% for Class A, Class I and Class R6 shares, respectively.

Additionally, the Advisor has voluntarily agreed to waive other fund level expenses excluding advisory fees, 12b-1 fees, service fees, transfer agent fees, printing and postage, blue sky fees, taxes, brokerage commissions, interest expenses, acquired fund fees, short dividend expense and litigation and indemnification expenses and other extraordinary expenses and other extraordinary expenses not incurred in the ordinary course of business. This voluntary expense reimbursement may be terminated at any time by the Advisor on notice to the fund. The waivers are such that these expenses will not exceed 0.15% of the fund’s average annual net assets.

Accordingly, the fee waivers and/or expense reimbursements described above amounted to $941, $2,369, $17,012 and $39,957 for Class A, Class I, Class R6 and Class NAV shares, respectively, for the year ended July 31, 2013.

The investment management fees incurred for the year ended July 31, 2013 were equivalent to a net annual effective rate of 0.88% of the fund’s average daily net assets.

Annual report | Currency Strategies Fund	25

Expense recapture. The Advisor may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the beginning of the month in which such reimbursements or waivers originally occurred to the extent that the fund is below its expense limitation during this period. The table below outlines the amounts recovered during the year ended July 31, 2013, and the amount of waived or reimbursed expenses subject to potential recovery and the respective expiration dates.

AMOUNT
	AMOUNTS ELIGIBLE	AMOUNTS ELIGIBLE	AMOUNTS ELIGIBLE	RECOVERED
	FOR RECOVERY	FOR RECOVERY	FOR RECOVERY	DURING THE
	THROUGH	THROUGH	THROUGH	PERIOD ENDED
FUND NAME	JULY 1, 2014	JULY 1, 2015	JULY 1, 2016	JULY 31, 2013

Currency Strategies	—	$11,286	$17,064	$11,577

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2013 amounted to an annual rate of 0.01% of the fund’s average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund pays 0.30% for Class A shares for distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $28,904 for the year ended July 31, 2013. Of this amount, $3,897 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $24,882 was paid as sales commissions to broker-dealers and $125 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. During the year ended July 31, 2013, CDSCs received by the Distributor amounted to $1 for Class A shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

26	Currency Strategies Fund | Annual report

Class level expenses. Class level expenses for the year ended July 31, 2013 were:

	DISTRIBUTION	TRANSFER	STATE	PRINTING AND
CLASS	AND SERVICE FEES	AGENT FEES	REGISTRATION FEES	POSTAGE

A	$55,398	$32,132	$22,622	$3,912
I	—	62,970	23,716	27,457
R6	—	958	19,977	724
Total	$55,398	$96,060	$66,315	$32,093

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its average daily net assets.

Note 6 — Fund share transactions

Transactions in fund shares for the for the years ended July 31, 2013 and 2012 were as follows:

	Year ended 7-31-13		Year ended 7-31-12
	Shares	Amount	Shares	Amount
Class A shares

Sold	2,026,889	$19,456,689	1,086,324	$10,070,544
Distributions reinvested	25,805	242,826	—	—
Repurchased	(377,414)	(3,571,049)	(594,882)	(5,444,349)

Net increase	1,675,280	$16,128,466	491,442	$4,626,195

Class I shares

Sold	5,919,465	$57,233,333	4,047,716	$37,829,410
Distributions reinvested	88,141	838,218	—	—
Repurchased	(4,218,643)	(41,908,084)	(2,435,917)	(22,284,404)

Net increase	1,788,963	$16,163,467	1,611,799	$15,545,006

Class R6 shares[1]

Sold	143,411	$1,361,026	544,454	$5,124,419
Distributions reinvested	5,526	52,774	—	—
Repurchased	(88,174)	(848,024)	(219,710)	(2,094,427)

Net increase	60,763	$565,776	324,744	$3,029,992

Class NAV shares

Sold	22,335,412	$213,201,264	19,606,407	$180,330,637
Distributions reinvested	1,405,968	13,441,057	—	—
Repurchased	(12,299,583)	(122,332,806)	(24,259,863)	(225,109,077)

Net increase (decrease)	11,441,797	$104,309,515	(4,653,456)	($44,778,440)

Total net increase (decrease)	14,966,803	$137,167,224	(2,225,471)	($21,577,247)

1 Period from 11-1-11 (inception date) to 7-31-12.

Affiliates of the fund owned 100% of shares of beneficial interest of Class NAV on July 31, 2013.

Note 7 — Purchase and sale of securities

All purchases and sales of the fund were of short-term investments for the year ended July 31, 2013.

Annual report | Currency Strategies Fund	27

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, affiliated fund investments may represent a significant portion of the fund’s net assets. At July 31, 2013, the following funds had an affiliate ownership of 5% or more of the fund’s net assets:

AFFILIATE
FUND	CONCENTRATION

John Hancock Lifestyle Aggressive portfolio	7.0%
John Hancock Lifestyle Growth portfolio	21.5%
John Hancock Lifestyle Balanced portfolio	26.0%
John Hancock Lifestyle Moderate portfolio	9.0%
John Hancock Lifestyle Conservative portfolio	8.2%

28	Currency Strategies Fund | Annual report

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of
John Hancock Currency Strategies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Currency Strategies Fund (the “Fund”) at July 31, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2013 by correspondence with the custodian, agent banks and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 20, 2013

Annual report | Currency Strategies Fund	29

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2013.

The fund paid $14,578,057 in capital gain dividends.

Eligible shareholders will be mailed a 2013 Form 1099-DIV in early 2014. This will reflect the tax character of all distributions paid in calendar year 2013.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

30	Currency Strategies Fund | Annual report

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management Services, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with First Quadrant, L.P. (the Subadvisor) for Currency Strategies Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on May 16-17, 2013, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meeting a variety of materials relating to the fund, the Advisor, and the Subadvisor, including comparative performance, fee and expense information for peer groups of similar mutual funds prepared by an independent third-party provider of mutual fund data; performance information for the fund’s benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts; and other information provided by the Advisor and the Subadvisor regarding the nature, extent, and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative and each Trustee may attribute different weights to different factors. The Board’s conclusions may be based in part on its consideration of the Advisory and Subadvisory Agreements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board

Annual report | Currency Strategies Fund	31

reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor’s risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties through Board meetings, discussions, and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a) the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objective; review of brokerage matters, including with respect to trade allocation and best execution; and the Advisor’s timeliness in responding to performance issues;

(b) the background, qualifications and skills of the Advisor’s personnel;

(c) the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;

(d) the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund;

(e) the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and

(f) the Advisor’s reputation and experience in serving as an investment adviser to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a) reviewed information prepared by management regarding the fund’s performance;

(b) considered the comparative performance of the fund’s benchmark;

(c) considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of mutual fund data. Such report included the fund’s

32	Currency Strategies Fund | Annual report

ranking within a smaller group of peer funds and the fund’s ranking within broader groups of funds; and

(d) took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.

The Board noted that the fund outperformed its benchmark index and peer group average for the one-year period ended December 31, 2012. The Board noted that the fund had a limited performance history having commenced operations in July 2010. The Board took into account management’s discussion of the differences between the investment strategy of the fund and those of its peer group and the impact of market conditions on the fund’s investment strategy relative to its peer group.

The Board concluded that the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund’s contractual and net management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board noted that net management fees and total expenses for this fund are lower than the respective peer group medians.

The Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also took into account that management had agreed to implement an overall fee waiver across a number of funds in the complex, including the fund, which is discussed further below. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund. The Board also noted that the Advisor pays the subadvisory fees of the fund, and that such fees are negotiated at arm’s length with respect to the Subadvisor. The Board also noted management’s discussion of the fund’s expenses, as well as certain actions taken over the past several years to reduce the fund’s operating expenses. The Board reviewed information provided by the Advisor concerning investment advisory fees charged to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:

(a) reviewed financial information of the Advisor;

(b) reviewed and considered an analysis presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;

(c) received and reviewed profitability information with respect to the John Hancock fund complex as a whole;

Annual report | Currency Strategies Fund	33

(d) received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data;

(e) considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability analysis reviewed by the Board;

(f) considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;

(g) noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the Trust’s distributor also receives Rule 12b-1 payments to support distribution of the fund;

(h) noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;

(i) noted that the subadvisory fees for the fund are paid by the Advisor and are negotiated at arm’s length; and

(j) considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a) considered that the Advisor has agreed, effective June 1, 2013, to waive its management fee for the fund and each of the open-end funds of John Hancock Funds II, John Hancock Funds III, each other John Hancock fund (except those listed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement):

The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $75 billion but is less than or equal to $125 billion, 0.0125% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $125 billion but is less than or equal to $150 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $150 billion. (The funds that are not Participating Portfolios as of the date of this annual report are each of the fund of funds, money market funds, index funds and closed-end funds);

(b) reviewed the Trust’s advisory fee structure and the incorporation therein of any subadvisory fee breakpoints in the advisory fees charged and concluded that (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit

34	Currency Strategies Fund | Annual report

from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and

(c) the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1) information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

(2) the historical and current performance of the fund, and comparative performance information relating to the fund’s benchmark and comparable funds;

(3) the subadvisory fee for the fund, including any breakpoints, and comparative fee information, where available, prepared by an independent third-party provider of mutual fund data; and

(4) information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed by it to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund, that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

Annual report | Currency Strategies Fund	35

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which includes arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Trust’s Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate account, and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. The Board also took into account the sub-advisory fees paid by the Advisor to the Subadvisor with respect to the fund to fees charged by the fund’s Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and benchmark and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.

The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1) The Subadvisor has extensive experience and demonstrated skills as a manager;

(2) The performance of the fund generally has been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark and the fund’s overall performance is satisfactory;

(3) The subadvisory fees are reasonable in relation to the level and quality of services being provided; and

(4) Subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

36	Currency Strategies Fund | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James M. Oates, Born: 1946	2012	231

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director,
Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc.
(formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial
(since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River
Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock retail funds (since 2012); Trustee (2005–2006 and since
2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and
Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson
of the Board (since 2005), John Hancock Funds II.

Charles L. Bardelis,[3] Born: 1941	2012	231

Director, Island Commuter Corp. (marine transport). Trustee, John Hancock retail funds (since 2012);
Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance
Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[3] Born: 1942	2012	231

Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant;
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln
Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010);
former Director, PMA Capital Corporation (2004–2010). Trustee, John Hancock retail funds (since 2012);
Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance
Trust and John Hancock Funds II (since 2005).

William H. Cunningham,[2] Born: 1944	1994	231

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas
System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since
2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance);
Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former
Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition
Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley)
(until 2009); former Advisory Director, JPMorgan Chase Bank (formerly Texas Commerce Bank–Austin)
(until 2009). Trustee, John Hancock retail funds (since 1986); Trustee, John Hancock Variable Insurance
Trust (since 2012); Trustee, John Hancock Funds II (since 2012 and 2005–2006).

Grace K. Fey, Born: 1946	2012	231

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President,
Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Annual report | Currency Strategies Fund	37

Independent Trustees (continued)

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Theron S. Hoffman,[3] Born: 1947	2012	231

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner, and Operating Head,
Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000). Trustee, John Hancock retail funds (since 2012); Trustee,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson,[2] Born: 1952	2008	231

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation
(since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange
(2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).
Trustee, John Hancock retail funds (since 2008); Trustee of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Hassell H. McClellan, Born: 1945	2012	231

Associate Professor, The Wallace E. Carroll School of Management, Boston College (since 1984);
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director,
The Barnes Group (since 2010). Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock
Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2005).

Steven R. Pruchansky,[2] Born: 1944	1991	231

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011–2012),
John Hancock retail funds; Trustee and Vice Chairperson of the Board, John Hancock retail funds,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

Gregory A. Russo,[2] Born: 1949	2009	231

Director and Audit Committee Chairman (since 2012) and Member, Audit Committee and Finance
Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006);
Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester
County, New York, Chamber of Commerce (1986–1992); Director, Treasurer and Chairman of
Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of
Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).
Trustee, John Hancock retail funds (since 2008); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

38	Currency Strategies Fund | Annual report

Non-Independent Trustees[4]

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James R. Boyle, Born: 1959	2012	231

Senior Executive Vice President, John Hancock Financial Services (1999–2012, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock
Investment Management Services, LLC (2005–2010). Trustee, John Hancock retail funds (since 2012 and
2005–2010), Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Craig Bromley,[2] Born: 1966	2012	231

President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General
Manager, U.S. Division, John Hancock Financial Services (since 2012); President and Chief Executive
Officer, Manulife Insurance Company (Manulife (Japan) (2005–2012), including prior positions).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Warren A. Thomson,[2] Born: 1955	2012	231

Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The
Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife
Asset Management (since 2001, including prior positions); Director (since 2006), and President and
Chief Executive Officer of Manulife Asset Management Limited (since 2013); Director and Chairman,
Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds, John Hancock
Variable Insurance Trust and John Hancock Funds II (since 2012).

Principal officers who are not Trustees

Name, year of birth		Officer
Position(s) held with fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Hugh McHaffie, Born: 1959		2009

President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services,
LLC and John Hancock Funds, LLC (since 2010); President, John Hancock Advisers, LLC (since 2012);
President, John Hancock Investment Management Services, LLC (since 2010). President (since 2012) and former Trustee (2010–2012), John Hancock retail funds; President, John Hancock Variable Insurance
Trust and John Hancock Funds II (since 2009).

Andrew G. Arnott, Born: 1971		2009

Executive Vice President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice
President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive
Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); Executive Vice
President, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2007, including prior positions).

Thomas M. Kinzler, Born: 1955		2006

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2006).

Annual report | Currency Strategies Fund	39

Principal officers who are not Trustees (continued)

Name, year of birth	Officer
Position(s) held with fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2007).

Salvatore Schiavone, Born: 1965	2009

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust and John Hancock Funds II (since 2010 and 2007–2009, including prior positions).

John Hancock retail funds is comprised of John Hancock Funds III and 34 other John Hancock funds consisting of 24 series of other John Hancock trusts and 10 closed-end funds.

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation or removal.

2 Became a Trustee of the Trust effective December 1, 2012.

3 Member of Audit Committee.

4 Because Messrs. Bromley and Thomson are senior executives or directors and Mr. Boyle held prior positions as a senior executive and director of the Advisor and/or its affiliates, each of them is considered an “interested person,” as defined in the Investment Company Act of 1940, of the Trust.

40	Currency Strategies Fund | Annual report

More information

Trustees	Investment advisor
James M. Oates, Chairperson	John Hancock Investment Management
Steven R. Pruchansky, Vice Chairperson	Services, LLC
Charles L. Bardelis*
James R. Boyle†	Subadvisor
Craig Bromley†	First Quadrant, L.P.
Peter S. Burgess*
William H. Cunningham	Principal distributor
Grace K. Fey	John Hancock Funds, LLC
Theron S. Hoffman*
Deborah C. Jackson	Custodian
Hassell H. McClellan	State Street Bank and Trust Company
Gregory A. Russo
Warren A. Thomson†	Transfer agent
John Hancock Signature Services, Inc.
Officers
Hugh McHaffie	Legal counsel
President	K&L Gates LLP

Andrew G. Arnott	Independent registered
Executive Vice President	public accounting firm
PricewaterhouseCoopers LLP
Thomas M. Kinzler
Secretary and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

*Member of the Audit Committee
†Non-Independent Trustee

The fund’s proxy voting policies and procedures, as well as the fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund’s Form N-Q is available on our website and the SEC’s website, sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	Investment Operations	Investment Operations
	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	30 Dan Road
	Boston, MA 02205-5913	Canton, MA 02021

Annual report | Currency Strategies Fund	41

800-225-5291
800-338-8080 EASI-Line
jhinvestments.com

This report is for the information of the shareholders of John Hancock Currency Strategies Fund.
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	364A 7/13
MF150755	9/13

John Hancock INVESTMENTS

John Hancock

Fundamental Large Cap Core Fund

Annual Report

7.31.13

A look at performance

Total returns for the period ended July 31, 2013

	Average annual total returns (%)				Cumulative total returns (%)
	with maximum sales charge				with maximum sales charge

	1-year	5-year	10-year	Since inception[1]	1-year	5-year	10-year	Since inception[1]

Class A	20.20	—	—	10.95	20.20	—	—	25.25

Class I2	27.07	—	—	14.12	27.07	—	—	33.15

index†	25.00	—	—	13.43	25.00	—	—	31.41

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00%.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. The fee waivers and expense limitations are contractual at least until 11-30-13 for Class A and Class I shares. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class I
Net (%)	1.30	0.94
Gross (%)	6.29	7.53

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund’s website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

† Index is the S&P 500 Index.

See the following page for footnotes.

6	Fundamental Large Cap Core Fund | Annual report

		With maximum	Without
	Start date	sales charge	sales charge	Index

Class I2	6-1-11	$13,315	$13,315	$13,141

S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values if they did.

Footnotes related to performance pages

1 From 6-1-11.

2 For certain types of investors as described in the fund’s prospectuses.

Annual report | Fundamental Large Cap Core Fund	7

Management’s discussion of

Fund performance

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

U.S. equities delivered strong returns for the year ended July 31, 2013, buoyed early on by the U.S. Federal Reserve’s (Fed) plan to undertake $85 billion in monthly bond purchases. A legislative agreement that postponed automatic tax increases and spending cuts from going into effect triggered another rally in the new year. Stocks kept climbing as home values rose, manufacturing picked up and unemployment stayed below 8%. Late-period concern that the Fed might taper its stimulus temporarily shook investors, but the market rebounded as these worries faded and second-quarter corporate earnings came in better than expected.

Over the 12-month reporting period, John Hancock Fundamental Large Cap Core Fund’s Class A shares returned 26.53%, excluding sales charges, beating the 25.00% gain of the S&P 500 Index and the 23.26% average return of its peer group, the Morningstar, Inc. large growth category.† Stock picks and overweights in the financials and consumer discretionary sectors gave the biggest boost to relative performance. Top individual contributors included diversified financial services company Bank of America Corp., whose shares rallied as the improving U.S. economy helped to boost loan demand and as capital adequacy concerns eased. Investment bank Morgan Stanley’s stock posted steep gains after it received regulatory approval to buy the remaining share of a jointly owned global wealth management business, boosting its earnings prospects. In consumer discretionary, home improvement retailer Lowe’s Companies, Inc. saw steep gains fueled by the recovery in U.S. housing and efforts to build same-store sales growth. By contrast, energy security selection hampered relative performance. Detractors included Apache Corp., whose stock fell because of the company’s exposure to the Middle East, and shale gas producer Ultra Petroleum Corp., whose shares suffered from weak gas prices and lower production rates. We sold Ultra midyear.

This commentary reflects the views of the portfolio managers through the end of the period discussed in this report. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

† Figures from Morningstar, Inc. include distributions reinvested and do not take into account sales charges. Actual load-adjusted performance is lower.

8	Fundamental Large Cap Core Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

■ Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

■ Ongoing operating expenses, including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund’s actual ongoing operating expenses and is based on the fund’s actual return. It assumes an account value of $1,000.00 on February 1, 2013, with the same investment held until July 31, 2013.

	Account value	Ending value	Expenses paid during
	on 2-1-13	on 7-31-13	period ended on 7-31-13[1]

Class A	$1,000.00	$1,112.50	$6.81

Class I	1,000.00	1,114.90	4.93

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2013, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Fundamental Large Cap Core Fund	9

Hypothetical example for comparison purposes

This table allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund’s actual return). It assumes an account value of $1,000.00 on February 1, 2013, with the same investment held until July 31, 2013. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value	Ending value	Expenses paid during
	on 2-1-13	on 7-31-13	period ended on 7-31-13[1]

Class A	$1,000.00	$1,018.30	$6.51

Class I	1,000.00	1,020.10	4.71

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1 Expenses are equal to the fund’s annualized expense ratio of 1.30%, and 0.94% for Class A and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

10	Fundamental Large Cap Core Fund | Annual report

Portfolio summary

Top 10 Holdings (40.3% of Net Assets on 7-31-13)[1,2]

Amazon.com, Inc.	5.4%	The Goldman Sachs Group, Inc.	3.5%

Apple, Inc.	5.1%	Google, Inc., Class A	3.4%

JPMorgan Chase & Company	4.9%	Cisco Systems, Inc.	2.9%

Bank of America Corp.	4.7%	American International Group, Inc.	2.9%

QUALCOMM, Inc.	4.6%	Intel Corp.	2.9%

Sector Composition[1,3]

Information Technology	27.6%	Consumer Staples	6.2%

Financials	25.9%	Industrials	5.7%

Consumer Discretionary	13.0%	Materials	0.5%

Energy	11.9%	Other	2.0%

Health Care	7.2%

1 As a percentage of net assets on 7-31-13.

2 Cash and cash equivalents not included.

3 Large company stocks as a group could fall out of favor with the market, causing the fund to underperform. Foreign investing, especially in emerging markets, has additional risks such as currency and market volatility and political and social instability. Hedging and other strategic transactions may increase volatility of a fund and, if the transaction is not successful, could result in a significant loss. If the fund invests in illiquid securities, it may be difficult to sell them at a price approximating their value. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors and investments focused in one sector may fluctuate more widely than investments diversified across sectors. For additional information on these and other risk considerations, please see the fund’s prospectus.

Annual report | Fundamental Large Cap Core Fund	11

Fund’s investments

As of 7-31-13

	Shares	Value
Common Stocks 98.0%		$22,287,579

(Cost $19,583,912)

Consumer Discretionary 13.0%		2,949,526

Household Durables 2.1%

Lennar Corp., Class A	14,157	479,498

Internet & Catalog Retail 5.4%

Amazon.com, Inc. (I)	4,096	1,233,794

Media 1.5%

Omnicom Group, Inc.	5,311	341,338

Specialty Retail 4.0%

AutoZone, Inc. (I)	509	228,327

Bed Bath & Beyond, Inc. (I)	3,428	262,139

Lowe’s Companies, Inc.	9,072	404,430

Consumer Staples 6.2%		1,415,263

Beverages 5.2%

Diageo PLC, ADR	3,129	392,158

PepsiCo, Inc.	6,392	533,988

SABMiller PLC	5,345	262,778

Tobacco 1.0%

Philip Morris International, Inc.	2,538	226,339

Energy 11.9%		2,715,157

Energy Equipment & Services 3.8%

National Oilwell Varco, Inc.	4,180	293,311

Schlumberger, Ltd.	6,957	565,813

Oil, Gas & Consumable Fuels 8.1%

Apache Corp.	7,962	638,951

Chevron Corp.	1,802	226,854

Exxon Mobil Corp.	2,314	216,938

Occidental Petroleum Corp.	6,129	545,787

Southwestern Energy Company (I)	5,865	227,503

Financials 25.9%		5,881,137

Capital Markets 9.7%

Morgan Stanley	23,154	630,020

State Street Corp.	6,587	458,916

T. Rowe Price Group, Inc.	4,137	311,268

The Goldman Sachs Group, Inc.	4,902	804,075

12	Fundamental Large Cap Core Fund | Annual report	See notes to financial statements

	Shares	Value
Commercial Banks 1.0%

Wells Fargo & Company	5,189	$225,722

Consumer Finance 1.0%

American Express Company	2,953	217,843

Diversified Financial Services 9.6%

Bank of America Corp.	73,357	1,071,012

JPMorgan Chase & Company	20,074	1,118,724

Insurance 4.6%

American International Group, Inc. (I)	14,596	664,264

Prudential Financial, Inc.	4,803	379,293

Health Care 7.2%		1,633,008

Biotechnology 1.0%

Amgen, Inc.	2,162	234,123

Health Care Equipment & Supplies 1.6%

Medtronic, Inc.	6,378	352,321

Pharmaceuticals 4.6%

Merck & Company, Inc.	9,185	442,441

Novartis AG, ADR	6,197	443,767

Pfizer, Inc.	5,486	160,356

Industrials 5.7%		1,290,039

Aerospace & Defense 1.6%

L-3 Communications Holdings, Inc.	3,859	359,466

Air Freight & Logistics 1.2%

United Parcel Service, Inc., Class B	3,133	271,944

Industrial Conglomerates 2.0%

General Electric Company	18,429	449,115

Machinery 0.9%

Caterpillar, Inc.	2,527	209,514

Information Technology 27.6%		6,282,750

Communications Equipment 7.5%

Cisco Systems, Inc.	26,170	668,644

QUALCOMM, Inc.	16,153	1,042,676

Computers & Peripherals 7.7%

Apple, Inc.	2,545	1,151,613

EMC Corp.	23,296	609,190

Internet Software & Services 3.4%

Google, Inc., Class A (I)	866	768,662

IT Services 1.5%

Broadridge Financial Solutions, Inc.	11,976	346,585

Semiconductors & Semiconductor Equipment 2.9%

Intel Corp.	28,179	656,571

Software 4.6%

FactSet Research Systems, Inc.	4,274	466,635

Oracle Corp.	17,687	572,174

See notes to financial statements	Annual report | Fundamental Large Cap Core Fund	13

	Shares	Value
Materials 0.5%		$120,699

Chemicals 0.5%

Air Products & Chemicals, Inc.	1,111	120,699

Total investments (Cost $19,583,912)† 98.0%		$22,287,579

Other assets and liabilities, net 2.0%		$459,469

Total net assets 100.0%		$22,747,048

The percentage shown for each investment is the total value of the category as a percentage of net assets of the fund.

ADR American Depositary Receipts

(I) Non-income producing security.

† At 7-31-13, the aggregate cost of investment securities for federal income tax purposes was $19,608,326. Net unrealized appreciation aggregated $2,679,253 of which $2,847,771 related to appreciated investment securities and $168,518 related to depreciated investment securities.

14	Fundamental Large Cap Core Fund | Annual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 7-31-13

This Statement of assets and liabilities is the fund’s balance sheet. It shows the value of what the fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments, at value (Cost $19,583,912)	$22,287,579
Cash	729,166
Foreign currency, at value (Cost $1,259)	1,250
Receivable for fund shares sold	153,962
Dividends receivable	11,098
Receivable due from Advisor	1,450
Other receivables and prepaid expenses	21,057

Total assets	23,205,562

Liabilities

Payable for investments purchased	303,926
Payable for fund shares repurchased	98,238
Payable to affiliates
Accounting and legal services fees	467
Transfer agent fees	2,248
Trustees’ fees	4
Other liabilities and accrued expenses	53,631

Total liabilities	458,514

Net assets	$22,747,048

Net assets consist of

Paid-in capital	$19,584,503
Undistributed net investment income	70,156
Accumulated net realized gain (loss) on investments and foreign
currency transactions	388,734
Net unrealized appreciation (depreciation) on investments and translation
of assets and liabilities in foreign currencies	2,703,655

Net assets	$22,747,048

Net asset value per share

Based on net asset values and shares outstanding — the fund has an unlimited number of shares authorized with no par value
Class A ($4,811,006 ÷ 371,413 shares)[1]	$12.95
Class I ($17,936,042 ÷ 1,379,675 shares)	$13.00

Maximum offering price per share

Class A (net asset value per share ÷ 95%)[2]	$13.63

1 Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements	Annual report | Fundamental Large Cap Core Fund	15

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 7-31-13

This Statement of operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$235,845
Less foreign taxes withheld	(1,991)

Total investment income	233,854

Expenses

Investment management fees	92,818
Distribution and service fees	11,386
Accounting and legal services fees	1,733
Transfer agent fees	16,194
Trustees’ fees	103
State registration fees	37,326
Printing and postage	8,384
Professional fees	41,099
Custodian fees	12,050
Registration and filing fees	29,991
Other	3,981

Total expenses	255,065
Less expense reductions	(122,535)

Net expenses	132,530

Net investment income	101,324

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	507,752
Foreign currency transactions	(123)
507,629
Change in net unrealized appreciation (depreciation) of
Investments	2,533,384
Translation of assets and liabilities in foreign currencies	(12)
2,533,372
Net realized and unrealized gain	3,041,001

Increase in net assets from operations	$3,142,325

16	Fundamental Large Cap Core Fund | Annual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of fund share transactions.

	Year	Year
	ended	ended
	7-31-13	7-31-12

Increase (decrease) in net assets

From operations
Net investment income	$101,324	$20,880
Net realized gain (loss)	507,629	(14,043)
Change in net unrealized appreciation (depreciation)	2,533,372	263,704

Increase in net assets resulting from operations	3,142,325	270,541

Distributions to shareholders
From net investment income
Class A	(4,589)	(7,730)
Class I	(34,650)	(6,671)
From net realized gain
Class A	(32,865)	(7,947)
Class I	(71,193)	(3,824)

Total distributions	(143,297)	(26,172)

From fund share transactions	15,697,060	710,675

Total increase	18,696,088	955,044

Net assets

Beginning of year	4,050,960	3,095,916

End of year	$22,747,048	$4,050,960

Undistributed net investment income	$70,156	$8,194

See notes to financial statements	Annual report | Fundamental Large Cap Core Fund	17

Financial highlights

The Financial highlights show how the fund’s net asset value for a share has changed during the period.

CLASS A SHARES Period ended	7-31-13	7-31-12	7-31-11[1]

Per share operating performance

Net asset value, beginning of period	$10.35	$9.73	$10.00
Net investment income[2]	0.06	0.04	—[3]
Net realized and unrealized gain (loss) on investments	2.67	0.64	(0.27)
Total from investment operations	2.73	0.68	(0.27)
Less distributions
From net investment income	(0.02)	(0.03)	—
From net realized gain	(0.11)	(0.03)	—
Total distributions	(0.13)	(0.06)	—
Net asset value, end of period	$12.95	$10.35	$9.73
Total return (%)[4,5]	26.53	7.09	(2.70)[6]

Ratios and supplemental data

Net assets, end of period (in millions)	$5	$3	$2
Ratios (as a percentage of average net assets):
Expenses before reductions and amounts recaptured	2.45	6.29	5.95[7]
Expenses including reductions and amounts recaptured	1.30	1.30	1.30[7]
Net investment income (loss)	0.56	0.46	(0.12)[7]
Portfolio turnover (%)	31	40	4

1 The inception date for Class A shares is 6-1-11.
2 Based on the average daily shares outstanding.
3 Less than $0.005 per share.
4 Does not reflect the effect of sales charges, if any.
5 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
6 Not annualized.
7 Annualized.

18	Fundamental Large Cap Core Fund | Annual report	See notes to financial statements

CLASS I SHARES Period ended	7-31-13	7-31-12	7-31-11[1]

Per share operating performance

Net asset value, beginning of period	$10.38	$9.74	$10.00
Net investment income[2]	0.11	0.09	0.01
Net realized and unrealized gain (loss) on investments	2.67	0.64	(0.27)
Total from investment operations	2.78	0.73	(0.26)
Less distributions
From net investment income	(0.05)	(0.06)	—
From net realized gain	(0.11)	(0.03)	—
Total distributions	(0.16)	(0.09)	—
Net asset value, end of period	$13.00	$10.38	$9.74
Total return (%)[3]	27.07	7.58	(2.60)[4]

Ratios and supplemental data

Net assets, end of period (in millions)	$18	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions and amounts recaptured	1.80	7.53	5.61[5]
Expenses including reductions and amounts recaptured	0.92	0.84	0.84[5]
Net investment income	0.89	0.93	0.36[5]
Portfolio turnover (%)	31	40	4

1 The inception date for Class I shares is 6-1-11.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
4 Not annualized.
5 Annualized.

See notes to financial statements	Annual report | Fundamental Large Cap Core Fund	19

Notes to financial statements

Note 1 — Organization

John Hancock Fundamental Large Cap Core Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, printing and postage and state registration fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last quoted bid or evaluated price. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees, which include price verification procedures. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

20	Fundamental Large Cap Core Fund | Annual report

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund’s investments as of July 31, 2013, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 7-31-13	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Common Stocks
Consumer Discretionary	$2,949,526	$2,949,526	—	—
Consumer Staples	1,415,263	1,152,485	$262,778	—
Energy	2,715,157	2,715,157	—	—
Financials	5,881,137	5,881,137	—	—
Health Care	1,633,008	1,633,008	—	—
Industrials	1,290,039	1,290,039	—	—
Information Technology	6,282,750	6,282,750	—	—
Materials	120,699	120,699	—	—

Total Investments in
Securities	$22,287,579	$22,024,801	$262,778	—

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain if amounts are estimable. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any

Annual report | Fundamental Large Cap Core Fund	21

related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Prior to March 27, 2013, the fund participated in a $200 million unsecured line of credit, also with Citibank, with terms otherwise similar to the existing agreement. Commitment fees for the year ended July 31, 2013 were $342. For the year ended July 31, 2013, the fund had no borrowings under either line of credit.

Expenses. Within the John Hancock funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage expenses, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of July 31, 2013, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually. The tax character of distributions for the years ended July 31, 2013 and 2012 was as follows:

	JULY 2013	JULY 2012

Ordinary Income	$73,563	$26,172
Long-term Capital Gains	$69,734	—
Total	$143,297	$26,172

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2013, the components of distributable earnings on a tax basis consisted of $171,398 of undistributed ordinary income, and $311,906 long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.

22	Fundamental Large Cap Core Fund | Annual report

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Investment Management Services, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: a) 0.725% of the first $500,000,000 of the fund’s average daily net assets; b) 0.700% of the next $500,000,000 of the fund’s average daily net assets; c) 0.675% of the next $500,000,000 of the fund’s average daily net assets; and d) 0.650% of the fund’s average daily net assets in excess of $1,500,000,000. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee for certain funds (the Participating Portfolios) of the Trust, John Hancock Variable Insurance Trust, John Hancock Funds and John Hancock Funds III. The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $75 billion up to $125 billion; 0.0125% of that portion of the aggregate netassets of all the Participating Portfolios that exceeds $125 billion up to $150 billion; and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Advisor upon notice to the funds and with the approval of the Board of Trustees.

Prior to June 1, 2013 the Advisor contractually agreed to waive a portion of its management fee for certain funds (the Participating Portfolios) of the Trust and John Hancock Variable Insurance Trust. The waiver equaled, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceeded $75 billion but was less than $100 billion; and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that equaled or exceeded $100 billion. The amount of the reimbursement was calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each fund.

The Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expense at 1.30% and 0.94% for Class A and Class I shares respectively, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, underlying fund expenses, and short dividend expense. The current expense limitation agreement

Annual report | Fundamental Large Cap Core Fund	23

expires on November 30, 2013, unless renewed by mutual agreement of the fund and the Advisor based upon determination that this is appropriate under the circumstances at the time.

Additionally, the Advisor has voluntarily agreed to waive other fund level expenses excluding advisory fees, 12b-1 fees, service fees, transfer agent fees, blue sky fees, taxes, printing and postage, brokerage commissions, interest expense, acquired fund fees, short dividend expense, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The waivers are such that these expenses will not exceed 0.20% of average net assets. This voluntary expense reimbursement may be terminated at any time by the advisor on notice to the fund.

Accordingly, these expense reductions described above amounted to $43,803 and $78,732 for Class A and Class I shares, respectively, for the year ended July 31, 2013.

The investment management fees, including the impact of the waivers and reimbursement described above, incurred for the year ended July 31, 2013 were equivalent to a net effective rate of 0.00% of the fund’s average daily net assets.

Expense recapture. The Advisor may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the beginning of the month in which such reimbursements or waivers originally occurred to the extent that the fund is below its expense limitation during this period. The table below outlines the amounts recovered during the year ended July 31, 2013, and the amount of waived or reimbursed expenses subject to potential recovery and the respective expiration dates.

AMOUNTS ELIGIBLE	AMOUNTS ELIGIBLE	AMOUNTS ELIGIBLE	AMOUNT RECOVERED
FOR RECOVERY	FOR RECOVERY	FOR RECOVERY	DURING THE
THROUGH	THROUGH	THROUGH	PERIOD ENDED
JULY 1, 2014	JULY 1, 2015	JULY 1, 2016	JULY 31, 2013

$22,880	$160,314	$112,320	—

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2013 amounted to an annual rate of 0.01% of the fund’s average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund pays 0.30% for Class A shares for distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $11,817 for the year ended July 31, 2013. Of this amount, $1,890 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $9,920 was paid as sales commissions to broker-dealers and $7 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed.

24	Fundamental Large Cap Core Fund | Annual report

Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended July 31, 2013, there were no CDSCs received by the Distributor for Class A shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended July 31, 2013 were:

	DISTRIBUTION	TRANSFER	STATE	PRINTING AND
CLASS	AND SERVICE FEES	AGENT FEES	REGISTRATION FEES	POSTAGE

A	$11,386	$6,617	$17,966	$2,780
I	—	9,577	19,360	5,604
Total	$11,386	$16,194	$37,326	$8,384

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its average daily net assets.

Note 5 — Fund share transactions

Transactions in fund shares for the years ended July 31, 2013 and 2012 were as follows:

	Year ended 7-31-13		Year ended 7-31-12
	Shares	Amount	Shares	Amount
Class A shares

Sold	136,512	$1,590,142	138,949	$1,350,466
Distributions reinvested	1,250	13,835	383	3,593
Repurchased	(48,294)	(564,008)	(59,942)	(593,022)

Net increase	89,468	$1,039,969	79,390	$761,037

Class I shares

Sold	1,365,519	$15,807,369	31,664	$323,806
Distributions reinvested	9,544	105,843	1,018	9,546
Repurchased	(104,409)	(1,256,121)	(39,151)	(383,714)

Net increase (decrease)	1,270,654	$14,657,091	(6,469)	($50,362)

Total net increase	1,360,122	$15,697,060	72,921	$710,675

Affiliates of the fund owned 51% of shares of beneficial interest of Class A shares on July 31, 2013.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, amounted to $19,112,662 and $3,848,898, respectively, for the year ended July 31, 2013.

Annual report | Fundamental Large Cap Core Fund	25

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of
John Hancock Fundamental Large Cap Core Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Fundamental Large Cap Core Fund (the “Fund”) at July 31, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2013 by correspondence with the custodian, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 20, 2013

26	Fundamental Large Cap Core Fund | Annual report

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2013.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $69,734 in capital gain dividends.

Eligible shareholders will be mailed a 2013 Form 1099-DIV in early 2014. This will reflect the tax character of all distributions paid in calendar year 2013.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

Annual report | Fundamental Large Cap Core Fund	27

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management Services, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for Fundamental Large Cap Core Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on May 16-17, 2013, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meeting a variety of materials relating to the fund, the Advisor, and the Subadvisor, including comparative performance, fee and expense information for peer groups of similar mutual funds prepared by an independent third-party provider of mutual fund data; performance information for the fund’s benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts; and other information provided by the Advisor and the Subadvisor regarding the nature, extent, and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative and each Trustee may attribute different weights to different factors. The Board’s conclusions may be based in part on its consideration of the Advisory and Subadvisory Agreements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

28	Fundamental Large Cap Core Fund | Annual report

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor’s risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties through Board meetings, discussions, and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a) the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objective; review of brokerage matters, including with respect to trade allocation and best execution; and the Advisor’s timeliness in responding to performance issues;

(b) the background, qualifications and skills of the Advisor’s personnel;

(c) the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;

(d) the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund;

(e) the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and

(f) the Advisor’s reputation and experience in serving as an investment adviser to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a) reviewed information prepared by management regarding the fund’s performance;

(b) considered the comparative performance of the fund’s benchmark;

Annual report | Fundamental Large Cap Core Fund	29

(c) considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of mutual fund data. Such report included the fund’s ranking within a smaller group of peer funds and the fund’s ranking within broader groups of funds; and

(d) took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.

The Board noted that the fund outperformed its benchmark index and peer group average for the one-year period ended December 31, 2012.

The Board took into account management’s discussion of the fund’s performance and noted that the fund had a limited performance history as it commenced operations on June 1, 2011. The Board noted the fund’s favorable performance relative to the benchmark index and peer group for the one-year period ended December 31, 2012.

The Board concluded that the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund’s contractual and net management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board noted that net management fees for this fund are lower than the peer group median and that total expenses for this fund are higher than the peer group median. The Board took into account management’s discussion of the fund’s expenses, including the impact of the fund’s current asset size on expenses.

The Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also took into account that management had agreed to implement an overall fee waiver across a number of funds in the complex, including the fund, which is discussed further below. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund. The Board also noted management’s discussion of the fund’s expenses, as well as certain actions taken over the past several years to reduce the fund’s operating expenses. The Board reviewed information provided by the Advisor concerning investment advisory fees charged to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor’s relationship with the Trust, the Board:

(a) reviewed financial information of the Advisor;

(b) reviewed and considered an analysis presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;

30	Fundamental Large Cap Core Fund | Annual report

(c) received and reviewed profitability information with respect to the John Hancock fund complex as a whole;

(d) received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data;

(e) considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability analysis reviewed by the Board;

(f) considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;

(g) noted that the fund’s Subadvisor is an affiliate of the Advisor;

(h) noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the Trust’s distributor also receives Rule 12b-1 payments to support distribution of the fund;

(i) noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;

(j) noted that the subadvisory fees for the fund are paid by the Advisor; and

(k) considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a) considered that the Advisor has agreed, effective June 1, 2013, to waive its management fee for the fund and each of the open-end funds of John Hancock Funds II, John Hancock Funds III, each other John Hancock fund (except those listed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement):

The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $75 billion but is less than or equal to $125 billion, 0.0125% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $125 billion but is less than or equal to $150 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $150 billion. (The funds that are not Participating Portfolios as of the date of this annual report are each of the fund of funds, money market funds, index funds and closed-end funds);

(b) reviewed the Trust’s advisory fee structure and the incorporation therein of any subadvisory fee breakpoints in the advisory fees charged and concluded that (i) the fund’s fee structure

Annual report | Fundamental Large Cap Core Fund	31

contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and

(c) the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1) information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

(2) the historical and current performance of the fund, and comparative performance information relating to the fund’s benchmark and comparable funds; and

(3) the subadvisory fee for the fund, including any breakpoints, and comparative fee information, where available, prepared by an independent third-party provider of mutual fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed by it to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund, that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.

32	Fundamental Large Cap Core Fund | Annual report

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement. In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. The Board also took into account the sub-advisory fees paid by the Advisor to the Subadvisor with respect to the fund to fees charged by the fund’s Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and benchmark and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.

The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1) The Subadvisor has extensive experience and demonstrated skills as a manager;

(2) The performance of the fund generally has been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark and the fund’s overall performance is satisfactory;

(3) The subadvisory fees are reasonable in relation to the level and quality of services being provided; and

(4) Subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

Annual report | Fundamental Large Cap Core Fund	33

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James M. Oates, Born: 1946	2012	231

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director,
Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc.
(formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial
(since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River
Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock retail funds (since 2012); Trustee (2005–2006 and since
2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and
Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson
of the Board (since 2005), John Hancock Funds II.

Charles L. Bardelis,[3] Born: 1941	2012	231

Director, Island Commuter Corp. (marine transport). Trustee, John Hancock retail funds (since 2012);
Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance
Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[3] Born: 1942	2012	231

Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant;
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln
Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010);
former Director, PMA Capital Corporation (2004–2010). Trustee, John Hancock retail funds (since 2012);
Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance
Trust and John Hancock Funds II (since 2005).

William H. Cunningham,[2] Born: 1944	1994	231

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas
System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since
2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance);
Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former
Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition
Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley)
(until 2009); former Advisory Director, JPMorgan Chase Bank (formerly Texas Commerce Bank–Austin)
(until 2009). Trustee, John Hancock retail funds (since 1986); Trustee, John Hancock Variable Insurance
Trust (since 2012); Trustee, John Hancock Funds II (since 2012 and 2005–2006).

Grace K. Fey, Born: 1946	2012	231

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President,
Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

34	Fundamental Large Cap Core Fund | Annual report

Independent Trustees (continued)

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Theron S. Hoffman,[3] Born: 1947	2012	231

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner, and Operating Head,
Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000). Trustee, John Hancock retail funds (since 2012); Trustee,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson,[2] Born: 1952	2008	231

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation
(since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange
(2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).
Trustee, John Hancock retail funds (since 2008); Trustee of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Hassell H. McClellan, Born: 1945	2012	231

Associate Professor, The Wallace E. Carroll School of Management, Boston College (since 1984);
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director,
The Barnes Group (since 2010). Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock
Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2005).

Steven R. Pruchansky,[2] Born: 1944	1991	231

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011–2012),
John Hancock retail funds; Trustee and Vice Chairperson of the Board, John Hancock retail funds,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

Gregory A. Russo,[2] Born: 1949	2009	231

Director and Audit Committee Chairman (since 2012) and Member, Audit Committee and Finance
Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006);
Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester
County, New York, Chamber of Commerce (1986–1992); Director, Treasurer and Chairman of
Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of
Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).
Trustee, John Hancock retail funds (since 2008); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Annual report | Fundamental Large Cap Core Fund	35

Non-Independent Trustees4

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James R. Boyle, Born: 1959	2012	231

Senior Executive Vice President, John Hancock Financial Services (1999–2012, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock
Investment Management Services, LLC (2005–2010). Trustee, John Hancock retail funds (since 2012 and
2005–2010), Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Craig Bromley,[2] Born: 1966	2012	231

President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General
Manager, U.S. Division, John Hancock Financial Services (since 2012); President and Chief Executive
Officer, Manulife Insurance Company (Manulife (Japan) (2005–2012), including prior positions).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Warren A. Thomson,[2] Born: 1955	2012	231

Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The
Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife
Asset Management (since 2001, including prior positions); Director (since 2006), and President and
Chief Executive Officer of Manulife Asset Management Limited (since 2013); Director and Chairman,
Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds, John Hancock
Variable Insurance Trust and John Hancock Funds II (since 2012).

Principal officers who are not Trustees

Name, year of birth	Officer
Position(s) held with fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Hugh McHaffie, Born: 1959	2009

President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services,
LLC and John Hancock Funds, LLC (since 2010); President, John Hancock Advisers, LLC (since 2012);
President, John Hancock Investment Management Services, LLC (since 2010). President (since 2012) and former Trustee (2010–2012), John Hancock retail funds; President, John Hancock Variable Insurance
Trust and John Hancock Funds II (since 2009).

Andrew G. Arnott, Born: 1971	2009

Executive Vice President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice
President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive
Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); Executive Vice
President, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2007, including prior positions).

Thomas M. Kinzler, Born: 1955	2006

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2006).

36	Fundamental Large Cap Core Fund | Annual report

Principal officers who are not Trustees (continued)

Name, year of birth	Officer
Position(s) held with fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2007).

Salvatore Schiavone, Born: 1965	2009

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust and John Hancock Funds II (since 2010 and 2007–2009, including prior positions).

John Hancock retail funds is comprised of John Hancock Funds III and 34 other John Hancock funds consisting of 24 series of other John Hancock trusts and 10 closed-end funds.

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation or removal.

2 Became a Trustee of the Trust effective December 1, 2012.

3 Member of Audit Committee.

4 Because Messrs. Bromley and Thomson are senior executives or directors and Mr. Boyle held prior positions as a senior executive and director of the Advisor and/or its affiliates, each of them is considered an “interested person,” as defined in the Investment Company Act of 1940, of the Trust.

Annual report | Fundamental Large Cap Core Fund	37

More information

Trustees	Investment advisor
James M. Oates, Chairperson	John Hancock Investment Management
Steven R. Pruchansky, Vice Chairperson	Services, LLC
Charles L. Bardelis*
James R. Boyle†	Subadvisor
Craig Bromley†	John Hancock Asset Management a division of
Peter S. Burgess*	Manulife Asset Management (US) LLC
William H. Cunningham
Grace K. Fey	Principal distributor
Theron S. Hoffman*	John Hancock Funds, LLC
Deborah C. Jackson
Hassell H. McClellan	Custodian
Gregory A. Russo	State Street Bank and Trust Company
Warren A. Thomson†
Transfer agent
Officers	John Hancock Signature Services, Inc.
Hugh McHaffie
President	Legal counsel
K&L Gates LLP
Andrew G. Arnott
Executive Vice President	Independent registered
public accounting firm
Thomas M. Kinzler	PricewaterhouseCoopers LLP
Secretary and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

*Member of the Audit Committee

†Non-Independent Trustee

The fund’s proxy voting policies and procedures, as well as the fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund’s Form N-Q is available on our website and the SEC’s website, sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	Investment Operations	Investment Operations
	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	30 Dan Road
	Boston, MA 02205-5913	Canton, MA 02021

38	Fundamental Large Cap Core Fund | Annual report

800-225-5291
800-338-8080 EASI-Line
jhinvestments.com

This report is for the information of the shareholders of John Hancock Fundamental Large Cap Core Fund.
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	372A 7/13
MF150764	9/13

John Hancock INVESTMENTS

John Hancock
Fundamental Large Cap Value Fund

Annual Report
7.31.13

A look at performance

Total returns for the period ended July 31, 2013

	Average annual total returns (%)				Cumulative total returns (%)
	with maximum sales charge				with maximum sales charge

				Since				Since
	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception

Class A	27.73	—	—	13.69[1]	27.73	—	—	32.05[1]

Class I2	35.11	—	—	16.96[1]	35.11	—	—	40.43[1]

Class NAV[2]	35.33	—	—	32.62[3]	35.33	—	—	73.03[3]

Index†	30.73	—	—	14.17[1]	30.73	—	—	33.27[1]

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00%.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. The fee waivers and expense limitations are contractual at least until 11-30-13 for Class A and Class I shares. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class I	Class NAV
Net (%)	1.30	0.94	0.74
Gross (%)	2.79	4.02	0.74

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund’s website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

† Index is the Russell 1000 Value Index.

See the following page for footnotes.

6	Fundamental Large Cap Value Fund | Annual report

		With maximum	Without
	Start date	sales charge	sales charge	Index

Class I2	6-1-11	$14,043	$14,043	$13,327

Class NAV[2]	8-23-11	17,303	17,303	16,265

Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values if they did.

Footnotes related to performance pages

1 From 6-1-11.

2 For certain types of investors, as described in the fund’s prospectuses.

3 From 8-23-11.

Annual report | Fundamental Large Cap Value Fund	7

Management’s discussion of
Fund performance

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

U.S. equities rallied sharply for the year ended July 31, 2013, with large-cap value stocks beating their growth peers by a sizable margin. The market climbed last summer in anticipation of new economic stimulus measures, which included a massive monthly bond purchase program. Relief that most automatic federal tax increases and spending cuts did not go into effect as scheduled on January 1 triggered another rally. Stocks kept climbing in the spring, as home values rose and manufacturing picked up. Concern that the U.S. Federal Reserve (Fed) might taper its stimulus rattled investors in late May and June, but the market recovered as second-quarter corporate earnings came in better than expected.

For the 12-month period ended July 31, 2013, John Hancock Fundamental Large Cap Value Fund’s Class A shares returned 34.46%, excluding sales charges, beating the 30.73% advance of its benchmark, the Russell 1000 Value Index, and the 27.83% average return of its peer group, the Morningstar, Inc. large value fund category.† Security selection within financials gave the biggest boost to relative performance, followed by an underweight in utilities, overweight in consumer discretionary, and lack of exposure to telecommunication services. Individual standouts included diversified financial services company Bank of America Corp., whose shares rallied as loan demand increased and capital adequacy concerns eased. In consumer discretionary, an investment in home improvement retailer Lowe’s Companies, Inc. surged, benefiting from the U.S. housing recovery and same-store sales growth. By contrast, stock picks in information technology and energy hurt. Disappointments included consumer technology leader Apple, Inc., which saw slowing revenue growth and a lack of new products pressure its return, and exploration and production company Apache Corp., whose shares slid amid concern that unrest in the Middle East would disrupt its production there. Security selection in healthcare and consumer staples also detracted.

This commentary reflects the views of the portfolio managers through the end of the period discussed in this report. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

† Figures from Morningstar, Inc. include distributions reinvested and do not take into account sales charges. Actual load-adjusted performance is lower.

8	Fundamental Large Cap Value Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

▪ Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses, including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund’s actual ongoing operating expenses and is based on the fund’s actual return. It assumes an account value of $1,000.00 on February 1, 2013, with the same investment held until July 31, 2013.

	Account value	Ending value	Expenses paid during
	on 2-1-13	on 7-31-13	period ended 7-31-13[1]

Class A	$1,000.00	$1,119.60	$6.83

Class I	1,000.00	1,122.80	4.95

Class NAV	1,000.00	1,123.80	3.63

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2013, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Fundamental Large Cap Value Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund’s actual return). It assumes an account value of $1,000.00 on February 1, 2013, with the same investment held until July 31, 2013. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value	Ending value	Expenses paid during
	on 2-1-13	on 7-31-13	period ended 7-31-13[1]

Class A	$1,000.00	$1,018.30	$6.51

Class I	1,000.00	1,020.10	4.71

Class NAV	1,000.00	1,021.40	3.46

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the fund’s annualized expense ratio of 1.30%, 0.94%, and 0.69% for Class A, Class I, and Class NAV shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

10	Fundamental Large Cap Value Fund | Annual report

Portfolio summary

Top 10 Holdings (35.1% of Net Assets on 7-31-13)[1,2]

JPMorgan Chase & Company	5.0%	Apache Corp.	3.1%

Bank of America Corp.	4.1%	Occidental Petroleum Corp.	2.9%

The Goldman Sachs Group, Inc.	4.1%	AllianceBernstein Holding LP	2.9%

Cisco Systems, Inc.	4.0%	Morgan Stanley	2.8%

American International Group, Inc.	3.4%	Northern Trust Corp.	2.8%

Sector Composition[1,3]

Financials	31.2%	Consumer Staples	11.2%

Information Technology	16.1%	Industrials	8.6%

Energy	12.5%	Health Care	5.3%

Consumer Discretionary	12.3%	Short-Term Investments & Other	2.8%

Country Composition[1,3,4]

United States	86.4%	Germany	1.4%

United Kingdom	4.1%	France	1.1%

Switzerland	3.2%	Canada	0.8%

Netherlands	3.0%

1 As a percentage of net assets on 7-31-13.

2 Cash and cash equivalents not included.

3 Large company stocks as a group could fall out of favor with the market, causing the fund to underperform. Value stocks may not increase in price as anticipated or may decline further in value. Foreign investing, especially in emerging markets has additional risks such as currency and market volatility and political and social instability. Hedging and other strategic transactions may increase volatility of a fund and, if the transaction is not successful, could result in a significant loss. If the fund invests in illiquid securities, it may be difficult to sell them at a price approximating their value. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors and investments focused in one sector may fluctuate more widely than investments diversified across sectors. For additional information on these and other risk considerations, please see the fund’s prospectus.

4 Each security trades in U.S. dollars.

Annual report | Fundamental Large Cap Value Fund	11

Fund’s investments

As of 7-31-13

	Shares	Value

Common Stocks 97.2%		$911,335,382

(Cost $708,360,483)

Consumer Discretionary 12.3%		114,753,297

Hotels, Restaurants & Leisure 1.0%

Carnival Corp.	255,112	9,446,796

Household Durables 4.3%

Dorel Industries, Inc., Class B	213,687	7,820,557

Lennar Corp., Class A	580,023	19,645,379

Tempur-Pedic International, Inc. (I)	324,899	12,882,245

Media 1.3%

Omnicom Group, Inc.	185,251	11,906,082

Specialty Retail 4.2%

Advance Auto Parts, Inc.	228,320	18,834,117

Lowe’s Companies, Inc.	466,732	20,806,913

Textiles, Apparel & Luxury Goods 1.5%

Adidas AG	120,400	13,411,208

Consumer Staples 11.2%		105,334,868

Beverages 5.8%

Diageo PLC, ADR	108,710	13,624,624

Heineken Holding NV	147,240	9,228,238

PepsiCo, Inc.	188,757	15,768,760

SABMiller PLC	322,446	15,852,490

Food Products 1.1%

Danone SA	124,598	9,843,756

Household Products 1.3%

The Procter & Gamble Company	156,518	12,568,395

Personal Products 1.0%

Avon Products, Inc.	420,673	9,616,585

Tobacco 2.0%

Imperial Tobacco Group PLC	277,088	9,313,660

Philip Morris International, Inc.	106,732	9,518,360

Energy 12.5%		117,271,681

Energy Equipment & Services 2.8%

National Oilwell Varco, Inc.	147,246	10,332,252

Weatherford International, Ltd. (I)	1,160,986	16,207,365

12	Fundamental Large Cap Value Fund | Annual report	See notes to financial statements

	Shares	Value

Oil, Gas & Consumable Fuels 9.7%

Apache Corp.	361,238	$28,989,350

Chevron Corp.	145,626	18,332,857

Exxon Mobil Corp.	69,178	6,485,438

Occidental Petroleum Corp.	307,965	27,424,283

Southwestern Energy Company (I)	244,912	9,500,136

Financials 31.2%		292,747,903

Capital Markets 14.7%

AllianceBernstein Holding LP	1,209,839	26,858,426

Morgan Stanley	978,885	26,635,461

Northern Trust Corp.	453,306	26,536,533

State Street Corp.	281,330	19,600,261

The Goldman Sachs Group, Inc.	232,164	38,081,861

Commercial Banks 2.0%

Wells Fargo & Company	435,148	18,928,938

Diversified Financial Services 9.1%

Bank of America Corp.	2,653,700	38,744,020

JPMorgan Chase & Company	838,190	46,712,329

Insurance 5.4%

American International Group, Inc. (I)	709,761	32,301,223

Stewart Information Services Corp.	593,238	18,348,851

Health Care 5.3%		49,371,862

Biotechnology 0.7%

Amgen, Inc.	63,379	6,863,312

Health Care Equipment & Supplies 1.6%

Medtronic, Inc.	268,058	14,807,524

Pharmaceuticals 3.0%

Merck & Company, Inc.	288,408	13,892,613

Novartis AG, ADR	192,828	13,808,413

Industrials 8.6%		80,974,672

Air Freight & Logistics 1.8%

FedEx Corp.	158,985	16,852,410

Commercial Services & Supplies 1.5%

Avery Dennison Corp.	315,122	14,095,407

Electrical Equipment 2.0%

Sensata Technologies Holding NV (I)	515,231	19,362,381

Industrial Conglomerates 2.3%

General Electric Company	884,708	21,560,334

Machinery 1.0%

Deere & Company	109,596	9,104,140

Information Technology 16.1%		150,881,099

Communications Equipment 6.5%

Cisco Systems, Inc.	1,482,789	37,885,259

QUALCOMM, Inc.	362,125	23,375,169

See notes to financial statements	Annual report | Fundamental Large Cap Value Fund	13

	Shares	Value

Computers & Peripherals 2.7%

Apple, Inc.	56,163	$25,413,758

IT Services 1.8%

Broadridge Financial Solutions, Inc.	596,573	17,264,823

Semiconductors & Semiconductor Equipment 2.2%

Intel Corp.	870,577	20,284,444

Software 2.9%

Microsoft Corp.	384,436	12,236,598

Oracle Corp.	445,782	14,421,048

	Par value	Value

Short-Term Investments 2.8%		$25,782,000

(Cost $25,782,000)
Barclays Tri-Party Repurchase Agreement dated 7-31-13 at 0.070%
to be repurchased at $24,960,049 on 8-1-13, collateralized by
$21,747,700 U.S. Treasury Bond, 4.500% due 5-15-38 (valued at
$25,459,288, including interest)	$24,960,000	24,960,000

Repurchase Agreement with State Street Corp. dated 7-31-13 at
0.010% to be repurchased at $822,000 on 8-1-13, collateralized by $845,000 U.S. Treasury Note, 0.875% due 4-30-17 (valued at
$843,152, including interest)	822,000	822,000

Total investments (Cost $734,142,483)† 100.0%		$937,117,382

Other assets and liabilities, net 0.0%		$283,447

Total net assets 100.0%		$937,400,829

The percentage shown for each investment is the total value of the category as a percentage of net assets of the fund.

ADR American Depositary Receipts

(I) Non-income producing security.

† At 7-31-13, the aggregate cost of investment securities for federal income tax purposes was $734,445,709. Net unrealized appreciation aggregated $202,671,673, of which $206,526,060 related to appreciated investment securities and $3,854,387 related to depreciated investment securities.

The fund had the following country concentration as a percentage of total investments on 7-31-13:

United States	86.4%
United Kingdom	4.1%
Switzerland	3.2%
Netherlands	3.0%
Germany	1.4%
France	1.1%
Canada	0.8%

Total	100.0%

14	Fundamental Large Cap Value Fund | Annual report	See notes to financial statements

FINANCIAL STATEMENTS

Financial statements

Statement of assets and liabilities 7-31-13

This Statement of assets and liabilities is the fund’s balance sheet. It shows the value of what the fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments, at value (Cost $734,142,483)	$937,117,382
Cash	1,386,056
Foreign currency, at value (Cost $643,898)	644,898
Receivable for investments sold	3,306,973
Receivable for fund shares sold	1,572
Dividends and interest receivable	778,736
Receivable due from advisor	659
Other receivables and prepaid expenses	22,187

Total assets	943,258,463

Liabilities

Payable for investments purchased	2,316,146
Payable for fund shares repurchased	3,429,557
Payable to affiliates
Accounting and legal services fees	19,965
Transfer agent fees	1,801
Trustees’ fees	998
Other liabilities and accrued expenses	89,167

Total liabilities	5,857,634

Net assets	$937,400,829

Net assets consist of

Paid-in capital	$650,829,693
Undistributed net investment income	6,672,700
Accumulated net realized gain (loss) on investments and foreign
currency transactions	76,921,742
Net unrealized appreciation (depreciation) on investments and translation
of assets and liabilities in foreign currencies	202,976,694

Net assets	$937,400,829

Net asset value per share

Based on net asset values and shares outstanding — the fund has an unlimited number of shares authorized with no par value
Class A ($9,159,479 ÷ 698,543 shares)[1]	$13.11
Class I ($4,134,637 ÷ 314,042 shares)	$13.17
Class NAV ($924,106,713 ÷ 70,241,162 shares)	$13.16

Maximum offering price per share

Class A (net asset value per share ÷ 95%)[2]	$13.80

1 Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements	Annual report | Fundamental Large Cap Value Fund	15

FINANCIAL STATEMENTS

Statement of operations For the year ended 7-31-13

This Statement of operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$20,732,187
Interest	3,346
Less foreign taxes withheld	(204,078)

Total investment income	20,531,455

Expenses

Investment management fees	5,621,591
Distribution and service fees	16,802
Accounting and legal services fees	122,619
Transfer agent fees	16,967
Trustees’ fees	9,888
State registration fees	35,079
Printing and postage	4,579
Professional fees	53,566
Custodian fees	151,956
Registration and filing fees	36,358
Other	12,455

Total expenses	6,081,860
Less expense reductions	(57,465)

Net expenses	6,024,395

Net investment income	14,507,060

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	101,340,826
Foreign currency transactions	(4,593)

101,336,233
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	142,317,668
Translation of assets and liabilities in foreign currencies	1,795

142,319,463

Net realized and unrealized gain	243,655,696

Increase in net assets from operations	$258,162,756

16	Fundamental Large Cap Value Fund | Annual report	See notes to financial statements

FINANCIAL STATEMENTS

Statements of changes in net assets

These Statements of changes in net assets show how the value of the fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of fund share transactions.

	Year	Year
	ended	ended
	7-31-13	7-31-12

Increase (decrease) in net assets

From operations
Net investment income	$14,507,060	$6,254,174
Net realized gain	101,336,233	10,970,069
Change in net unrealized appreciation (depreciation)	142,319,463	60,832,734

Increase in net assets resulting from operations	258,162,756	78,056,977

Distributions to shareholders
From net investment income
Class A	(35,015)	(7,223)
Class I	(110,922)	(6,741)
Class NAV	(11,378,017)	(2,351,019)
From net realized gain
Class A	(172,906)	(5,698)
Class I	(394,916)	(3,154)
Class NAV	(33,936,142)	(1,081,097)

Total distributions	(46,027,918)	(3,454,932)

From Fund share transactions	(66,895,385)	714,615,382

Total increase	145,239,453	789,217,427

Net assets

Beginning of year	792,161,376	2,943,949

End of year	$937,400,829	$792,161,376

Undistributed net investment income	$6,672,700	$3,878,701

See notes to financial statements	Annual report | Fundamental Large Cap Value Fund	17

Financial highlights

The Financial highlights show how the fund’s net asset value for a share has changed during the period.

CLASS A SHARES Period ended	7-31-13	7-31-12	7-31-11[1]

Per share operating performance

Net asset value, beginning of period	$10.27	$9.46	$10.00
Net investment income[2]	0.11	0.09	—[3]
Net realized and unrealized gain (loss) on investments	3.32	0.78	(0.54)
Total from investment operations	3.43	0.87	(0.54)
Less distributions
From net investment income	(0.10)	(0.03)	—
From net realized gain	(0.49)	(0.03)	—
Total distributions	(0.59)	(0.06)	—
Net asset value, end of period	$13.11	$10.27	$9.46
Total return (%)[4,5]	34.46	9.28	(5.40)[6]

Ratios and supplemental data

Net assets, end of period (in millions)	$9	$3	$2
Ratios (as a percentage of average net assets):
Expenses before reductions and amounts recaptured	1.53	2.79	5.95[7]
Expenses Including reductions and amounts recaptured	1.30	1.30	1.30[7]
Net investment income	0.96	0.94	0.26[7]
Portfolio turnover (%)	38	26	5

1 The inception date for Class A shares is 6-1-11.
2 Based on the average daily shares outstanding.
3 Less than $0.005 per share.
4 Does not reflect the effect of sales charges, if any.
5 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
6 Not annualized.
7 Annualized.

18	Fundamental Large Cap Value Fund | Annual report	See notes to financial statements

CLASS I SHARES Period ended	7-31-13	7-31-12	7-31-11[1]

Per share operating performance

Net asset value, beginning of period	$10.30	$9.46	$10.00
Net investment income[2]	0.18	0.14	0.01
Net realized and unrealized gain (loss) on investments	3.32	0.79	(0.55)
Total from investment operations	3.50	0.93	(0.54)
Less distributions
From net investment income	(0.14)	(0.06)	—
From net realized gain	(0.49)	(0.03)	—
Total distributions	(0.63)	(0.09)	—
Net asset value, end of period	$13.17	$10.30	$9.46
Total return (%)[3]	35.11	9.87	(5.40)[4]

Ratios and supplemental data

Net assets, end of period (in millions)	$4	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions and amounts recaptured	1.09	4.02	5.61[5]
Expenses including reductions and amounts recaptured	0.92	0.84	0.84[5]
Net investment income	1.50	1.44	0.74[5]
Portfolio turnover (%)	38	26	5

1 The inception date for Class I shares is 6-1-11.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
4 Not annualized.
5 Annualized.

CLASS NAV SHARES Period ended	7-31-13	7-31-12[1]

Per share operating performance

Net asset value, beginning of period	$10.30	$8.13
Net investment income[2]	0.20	0.13
Net realized and unrealized gain on investments	3.31	2.13
Total from investment operations	3.51	2.26
Less distributions
From net investment income	(0.16)	(0.06)
From net realized gain	(0.49)	(0.03)
Total distributions	(0.65)	(0.09)
Net asset value, end of period	$13.16	$10.30
Total return (%)[3]	35.33	27.86[4]

Ratios and supplemental data

Net assets, end of period (in millions)	$924	$789
Ratios (as a percentage of average net assets):
Expenses before reductions and amounts recaptured	0.70	0.74[5]
Expenses including reductions and amounts recaptured	0.69	0.75[5]
Net investment income	1.69	1.40[5]
Portfolio turnover (%)	38	26

1 The inception date for Class NAV shares is 8-23-11.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
4 Not annualized.
5 Annualized.

See notes to financial statements	Annual report | Fundamental Large Cap Value Fund	19

Notes to financial statements

Note 1 — Organization

John Hancock Fundamental Large Cap Value Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class NAV shares are offered to John Hancock affiliated fund of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, printing and postage and state registration fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last quoted bid or evaluated price. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees, which include price verification procedures. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

20	Fundamental Large Cap Value Fund | Annual report

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund’s investments as of July 31, 2013, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 7-31-13	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Common Stocks
Consumer Discretionary	$114,753,297	$101,342,089	$13,411,208	—
Consumer Staples	105,334,868	61,096,724	44,238,144	—
Energy	117,271,681	117,271,681	—	—
Financials	292,747,903	292,747,903	—	—
Health Care	49,371,862	49,371,862	—	—
Industrials	80,974,672	80,974,672	—	—
Information Technology	150,881,099	150,881,099	—	—
Short-Term Investments	25,782,000	—	25,782,000	—

Total Investments
in Securities	$937,117,382	$853,686,030	$83,431,352	—

Repurchase agreements. The fund may enter into repurchase agreements. When a fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral for certain tri-party repurchase agreements is held at a third-party custodian bank in a segregated account for the benefit of the fund.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, the MRA does not result in an offset of the reported amounts of assets and liabilities in the statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions. Collateral received by the fund for repurchase agreements is disclosed in the Fund’s investments as part of the caption related to the repurchase agreement.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Annual report | Fundamental Large Cap Value Fund	21

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Prior to March 27, 2013, the fund participated in a $200 million unsecured line of credit, also with Citibank, with terms otherwise similar to the existing agreement. Commitment fees for the year ended July 31, 2013 were $591. For the year ended July 31, 2013, the fund had no borrowings under either line of credit.

Expenses. Within the John Hancock funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of July 31, 2013, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the years ended July 31, 2013 and 2012 was as follows:

	JULY 31, 2013	JULY 31, 2012

Ordinary Income	$28,283,550	$3,446,874
Long-Term Capital Gain	17,744,368	8,058
Total	$46,027,918	$3,454,932

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2013, the components of distributable earnings on a tax basis consisted of $17,421,087 of undistributed ordinary income and $66,476,583 of long-term capital gains.

22	Fundamental Large Cap Value Fund | Annual report

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. The fund had no material book-tax differences at July 31, 2013.

Note 3 — Guarantees and indemnifications

Under the fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Investment Management Services, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the funds. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: a) 0.70% of the first $500,000,000 of the fund’s aggregate average daily net assets together with the assets of Fundamental Large Cap Value Trust, a series of John Hancock Variable Insurance Trust (combined aggregate average daily net assets); b) 0.65% of the next $500,000,000 of the combined aggregate average daily net assets; and c) 0.60% of the combined aggregate average daily net assets in excess of $1,000,000,000. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

Effective June 1, 2013, the Advisor has contractually agreed to waive a portion of its management fee for certain funds (the Participating portfolios) of the Trust, John Hancock Funds, John Hancock Funds III and John Hancock Variable Insurance Trust. The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the Participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; and 0.015% of that portion of the aggregate net assets of all the Participating portfolios that exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among all the Participating portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

Prior to June 1, 2013 the Advisor had contractually agreed to waive a portion of its management fee for certain funds (the Participating Portfolios) of the Trust and John Hancock Variable Insurance Trust. The waiver equaled, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceeded $75 billion but was less than $100 billion; and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that equaled or

Annual report | Fundamental Large Cap Value Fund	23

exceeded $100 billion. The amount of the reimbursement was calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each fund.

The Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the total operating expenses at 1.30% and 0.94% for Class A and Class I shares, respectively, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business. The current expense limitation agreement expires on November 30, 2013, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time. Prior to January 1, 2013, the fee waivers and/or reimbursements for Class I shares were such that the expenses would not exceed 0.84%. Prior to December 1, 2012, the fee waivers and/or reimbursements for Class NAV shares were such that the expenses would not exceed 0.82%.

Additionally, the Advisor has voluntarily agreed to waive other fund level expenses excluding advisory fees, 12b-1 fees, service fees, transfer agent fees, blue sky fees, taxes, printing and postage, brokerage commissions, interest expense, acquired fund fees, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The waivers are such that these expenses will not exceed 0.30% of average net assets. This voluntary expense reimbursement may be terminated at any time by the Advisor on notice to the fund.

Accordingly, these expense reductions described above amounted to $12,761, $11,643 and $33,061 for Class A, Class I and Class NAV shares, respectively, for the year ended July 31, 2013.

The investment management fees, including the impact of the waivers and reimbursement described above, incurred for the year ended July 31, 2013 were equivalent to a net effective rate of 0.65% of the fund’s average daily net assets.

Expense recapture. The Advisor may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the beginning of the month in which such reimbursements or waivers originally occurred to the extent that the fund is below its expense limitation during this period. The table below outlines the amounts recovered during the year ended July 31, 2013, and the amount of waived or reimbursed expenses subject to potential recovery and the respective expiration dates.

	AMOUNTS	AMOUNTS	AMOUNTS	AMOUNT
	ELIGIBLE FOR	ELIGIBLE FOR	ELIGIBLE FOR	RECOVERED
	RECOVERY	RECOVERY	RECOVERY	DURING THE
	THROUGH	THROUGH	THROUGH	PERIOD ENDED
FUND	JULY 1, 2014	JULY 1, 2015	JULY 1, 2016	JULY 31, 2013

Fundamental Large Cap Value	$390	$28,986	$17,339	—

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2013 amounted to an annual rate of 0.01% of the fund’s average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund pays 0.30% for Class A shares for distribution and service fees under these

24	Fundamental Large Cap Value Fund | Annual report

arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $21,750 for the year ended July 31, 2013. Of this amount, $3,714 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $18,036 was paid as sales commissions to broker-dealers.

Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended July 31, 2013, there were no CDSCs received by the Distributor for Class A shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended July 31, 2013 were:

	DISTRIBUTION	TRANSFER	PRINTING AND	STATE
CLASS	AND SERVICE FEES	AGENT FEES	POSTAGE	REGISTRATION FEES

A	$16,802	$9,577	$2,398	$17,539
I	—	7,390	2,181	17,540
Total	$16,802	$16,967	$4,579	$35,079

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its average daily net assets.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund(s), along with other funds advised by the Advisor, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund’s activity in this program during the period for which loans were outstanding was as follows:

BORROWER	AVERAGE	DAYS	WEIGHTED AVERAGE	INTEREST INCOME
OR LENDER	LOAN BALANCE	OUTSTANDING	INTEREST RATE	(EXPENSE)

Lender	$14,206,953	1	0.445%	$176

Annual report | Fundamental Large Cap Value Fund	25

Note 5 — Fund share transactions

Transactions in fund shares for the years ended July 31, 2013 and 2012 were as follows:

	Year ended 7-31-13			Year ended 7-31-12
	Shares	Amount	Shares	Amount
Class A shares

Sold	598,682	$7,132,228	85,071	$846,464
Distributions reinvested	8,863	97,048	123	1,153
Repurchased	(165,913)	(2,069,953)	(23,993)	(239,863)

Net increase	441,632	$5,159,323	61,201	$607,754

Class I shares

Sold	1,547,473	$18,191,155	19,226	$204,790
Distributions reinvested	46,111	505,838	964	9,038
Repurchased	(1,377,727)	(16,666,845)	(37,505)	(368,974)

Net increase (decrease)	215,857	$2,030,148	(17,315)	($155,146)

Class NAV shares[1]

Sold	455,014	$5,404,494	77,067,336	$719,456,567
Distributions reinvested	4,138,279	45,314,159	366,288	3,432,117
Repurchased	(10,936,314)	(124,803,509)	(849,441)	(8,725,910)

Net increase (decrease)	(6,343,021)	($74,084,856)	76,584,183	$714,162,774

Total net increase (decrease)	(5,685,532)	($66,895,385)	76,628,069	$714,615,382

1 The inception date for Class NAV shares is 8-23-11.

Affiliates of the fund owned 100% of shares of beneficial interest of Class NAV shares on July 31, 2013.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, amounted to $323,116,267 and $433,660,942, respectively, for the year ended July 31, 2013.

Note 7 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, affiliated fund investments may represent a significant portion of the fund’s net assets. At July 31, 2013, the following funds had an affiliate ownership of 5% or more of the fund’s net assets:

AFFILIATED
FUND	CONCENTRATION

John Hancock Lifestyle Aggressive Portfolio	13.6%
John Hancock Lifestyle Growth Portfolio	36.9%
John Hancock Lifestyle Balanced Portfolio	29.8%
John Hancock Lifestyle Moderate Portfolio	8.9%

26	Fundamental Large Cap Value Fund | Annual report

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of
John Hancock Fundamental Large Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Fundamental Large Cap Value Fund (the “Fund”) at July 31, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2013 by correspondence with the custodian, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 20, 2013

Annual report | Fundamental Large Cap Value Fund	27

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2013.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $17,744,368 in capital gain dividends.

Eligible shareholders will be mailed a 2013 Form 1099-DIV in early 2014. This will reflect the tax character of all distributions paid in calendar year 2013.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

28	Fundamental Large Cap Value Fund | Annual report

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management Services, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for Fundamental Large Cap Value Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on May 16-17, 2013, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meeting a variety of materials relating to the fund, the Advisor, and the Subadvisor, including comparative performance, fee and expense information for peer groups of similar mutual funds prepared by an independent third-party provider of mutual fund data; performance information for the fund’s benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts; and other information provided by the Advisor and the Subadvisor regarding the nature, extent, and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative and each Trustee may attribute different weights to different factors. The Board’s conclusions may be based in part on its consideration of the Advisory and Subadvisory Agreements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Annual report | Fundamental Large Cap Value Fund	29

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor’s risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties through Board meetings, discussions, and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a) the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objective; review of brokerage matters, including with respect to trade allocation and best execution; and the Advisor’s timeliness in responding to performance issues;

(b) the background, qualifications and skills of the Advisor’s personnel;

(c) the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;

(d) the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund;

(e) the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and

(f) the Advisor’s reputation and experience in serving as an investment adviser to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a) reviewed information prepared by management regarding the fund’s performance;

(b) considered the comparative performance of the fund’s benchmark;

30	Fundamental Large Cap Value Fund | Annual report

(c) considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of mutual fund data. Such report included the fund’s ranking within a smaller group of peer funds and the fund’s ranking within broader groups of funds; and

(d) took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.

The Board noted that the fund outperformed its benchmark index and peer group average for the one-year period ended December 31, 2012.

The Board noted that the inception date for this fund was June 1, 2011 and that it has a limited performance history. The Board also noted the fund’s favorable performance relative to the benchmark index and peer group for the one-year period.

The Board concluded that the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund’s contractual and net management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board noted that net management fees for this fund are higher than the peer group median and that total expenses for this fund are lower than the peer group median. The Board took into account management’s discussion of the fund’s expenses.

The Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also took into account that management had agreed to implement an overall fee waiver across a number of funds in the complex, including the fund, which is discussed further below. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund. The Board also noted management’s discussion of the fund’s expenses, as well as certain actions taken over the past several years to reduce the fund’s operating expenses. The Board reviewed information provided by the Advisor concerning investment advisory fees charged to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor’s relationship with the Trust, the Board:

(a) reviewed financial information of the Advisor;

(b) reviewed and considered an analysis presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;

(c) received and reviewed profitability information with respect to the John Hancock fund complex as a whole;

Annual report | Fundamental Large Cap Value Fund	31

(d) received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data;

(e) considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability analysis reviewed by the Board;

(f) considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;

(g) noted that the fund’s Subadvisor is an affiliate of the Advisor;

(h) noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the Trust’s distributor also receives Rule 12b-1 payments to support distribution of the fund;

(i) noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;

(j) noted that the subadvisory fees for the fund are paid by the Advisor; and

(k) considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a) considered that the Advisor has agreed, effective June 1, 2013, to waive its management fee for the fund and each of the open-end funds of John Hancock Funds II, John Hancock Funds III, each other John Hancock fund (except those listed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement):

The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $75 billion but is less than or equal to $125 billion, 0.0125% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $125 billion but is less than or equal to $150 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $150 billion. (The funds that are not Participating Portfolios as of the date of this annual report are each of the fund of funds, money market funds, index funds and closed-end funds);

(b) reviewed the Trust’s advisory fee structure and the incorporation therein of any subadvisory fee breakpoints in the advisory fees charged and concluded that (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit

32	Fundamental Large Cap Value Fund | Annual report

from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and

(c) the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1) information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

(2) the historical and current performance of the fund, and comparative performance information relating to the fund’s benchmark and comparable funds; and

(3) the subadvisory fee for the fund, including any breakpoints, and comparative fee information, where available, prepared by an independent third-party provider of mutual fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed by it to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund, that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

Annual report | Fundamental Large Cap Value Fund	33

The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement. In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. The Board also took into account the sub-advisory fees paid by the Advisor to the Subadvisor with respect to the fund to fees charged by the fund’s Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and benchmark and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.

The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1) The Subadvisor has extensive experience and demonstrated skills as a manager;

(2) The performance of the fund generally has been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark and the fund’s overall performance is satisfactory;

(3) The subadvisory fees are reasonable in relation to the level and quality of services being provided; and

(4) Subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

34	Fundamental Large Cap Value Fund | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James M. Oates, Born: 1946	2012	231

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director,
Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc.
(formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial
(since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River
Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock retail funds (since 2012); Trustee (2005–2006 and since
2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and
Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson
of the Board (since 2005), John Hancock Funds II.

Charles L. Bardelis,[3] Born: 1941	2012	231

Director, Island Commuter Corp. (marine transport). Trustee, John Hancock retail funds (since 2012);
Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance
Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[3] Born: 1942	2012	231

Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant;
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln
Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010);
former Director, PMA Capital Corporation (2004–2010). Trustee, John Hancock retail funds (since 2012);
Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance
Trust and John Hancock Funds II (since 2005).

William H. Cunningham,[2] Born: 1944	1994	231

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas
System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since
2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance);
Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former
Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition
Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley)
(until 2009); former Advisory Director, JPMorgan Chase Bank (formerly Texas Commerce Bank–Austin)
(until 2009). Trustee, John Hancock retail funds (since 1986); Trustee, John Hancock Variable Insurance
Trust (since 2012); Trustee, John Hancock Funds II (since 2012 and 2005–2006).

Grace K. Fey, Born: 1946	2012	231

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President,
Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Annual report | Fundamental Large Cap Value Fund	35

Independent Trustees (continued)

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Theron S. Hoffman,[3] Born: 1947	2012	231

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner, and Operating Head,
Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000). Trustee, John Hancock retail funds (since 2012); Trustee,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson,[2] Born: 1952	2008	231

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation
(since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange
(2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).
Trustee, John Hancock retail funds (since 2008); Trustee of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Hassell H. McClellan, Born: 1945	2012	231

Associate Professor, The Wallace E. Carroll School of Management, Boston College (since 1984);
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director,
The Barnes Group (since 2010). Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock
Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2005).

Steven R. Pruchansky,[2] Born: 1944	1991	231

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011–2012),
John Hancock retail funds; Trustee and Vice Chairperson of the Board, John Hancock retail funds,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

Gregory A. Russo,[2] Born: 1949	2009	231

Director and Audit Committee Chairman (since 2012) and Member, Audit Committee and Finance
Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006);
Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester
County, New York, Chamber of Commerce (1986–1992); Director, Treasurer and Chairman of
Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of
Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).
Trustee, John Hancock retail funds (since 2008); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

36	Fundamental Large Cap Value Fund | Annual report

Non-Independent Trustees[4]

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James R. Boyle, Born: 1959	2012	231

Senior Executive Vice President, John Hancock Financial Services (1999–2012, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock
Investment Management Services, LLC (2005–2010). Trustee, John Hancock retail funds (since 2012 and
2005–2010), Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Craig Bromley,[2] Born: 1966	2012	231

President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General
Manager, U.S. Division, John Hancock Financial Services (since 2012); President and Chief Executive
Officer, Manulife Insurance Company (Manulife (Japan) (2005–2012), including prior positions).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Warren A. Thomson,[2] Born: 1955	2012	231

Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The
Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife
Asset Management (since 2001, including prior positions); Director (since 2006), and President and
Chief Executive Officer of Manulife Asset Management Limited (since 2013); Director and Chairman,
Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds, John Hancock
Variable Insurance Trust and John Hancock Funds II (since 2012).

Principal officers who are not Trustees

Name, year of birth		Officer
Position(s) held with fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Hugh McHaffie, Born: 1959		2009

President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services,
LLC and John Hancock Funds, LLC (since 2010); President, John Hancock Advisers, LLC (since 2012);
President, John Hancock Investment Management Services, LLC (since 2010). President (since 2012) and former Trustee (2010–2012), John Hancock retail funds; President, John Hancock Variable Insurance
Trust and John Hancock Funds II (since 2009).

Andrew G. Arnott, Born: 1971		2009

Executive Vice President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice
President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive
Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); Executive Vice
President, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2007, including prior positions).

Thomas M. Kinzler, Born: 1955		2006

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2006).

Annual report | Fundamental Large Cap Value Fund	37

Principal officers who are not Trustees (continued)

Name, year of birth	Officer
Position(s) held with fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2007).

Salvatore Schiavone, Born: 1965	2009

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust and John Hancock Funds II (since 2010 and 2007–2009, including prior positions).

John Hancock retail funds is comprised of John Hancock Funds III and 34 other John Hancock funds consisting of 24 series of other John Hancock trusts and 10 closed-end funds.

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation or removal.

2 Became a Trustee of the Trust effective December 1, 2012.

3 Member of Audit Committee.

4 Because Messrs. Bromley and Thomson are senior executives or directors and Mr. Boyle held prior positions as a senior executive and director of the Advisor and/or its affiliates, each of them is considered an “interested person,” as defined in the Investment Company Act of 1940, of the Trust.

38	Fundamental Large Cap Value Fund | Annual report

More information

Trustees	Investment advisor
James M. Oates, Chairperson	John Hancock Investment Management
Steven R. Pruchansky, Vice Chairperson	Services, LLC
Charles L. Bardelis*
James R. Boyle†	Subadvisor
Craig Bromley†	John Hancock Asset Management a division of
Peter S. Burgess*	Manulife Asset Management (US) LLC
William H. Cunningham
Grace K. Fey	Principal distributor
Theron S. Hoffman*	John Hancock Funds, LLC
Deborah C. Jackson
Hassell H. McClellan	Custodian
Gregory A. Russo	State Street Bank and Trust Company
Warren A. Thomson†
Transfer agent
Officers	John Hancock Signature Services, Inc.
Hugh McHaffie
President	Legal counsel
K&L Gates LLP
Andrew G. Arnott
Executive Vice President	Independent registered
public accounting firm
Thomas M. Kinzler	PricewaterhouseCoopers LLP
Secretary and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

*Member of the Audit Committee
†Non-Independent Trustee

The fund’s proxy voting policies and procedures, as well as the fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund’s Form N-Q is available on our website and the SEC’s website, sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	Investment Operations	Investment Operations
	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	30 Dan Road
	Boston, MA 02205-5913	Canton, MA 02021

Annual report | Fundamental Large Cap Value Fund	39

800-225-5291
800-338-8080 EASI-Line
jhinvestments.com

This report is for the information of the shareholders of John Hancock Fundamental Large Cap Value Fund.
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	374A 7/13
MF150765	9/13

John Hancock INVESTMENTS

John Hancock
Fundamental All Cap Core Fund

Annual Report
7.31.13

A look at performance

Total returns for the period ended July 31, 2013

	Average annual total returns (%)				Cumulative total returns (%)
	with maximum sales charge				with maximum sales charge

	1-year	5-year	10-year	Since inception[1]	1-year	5-year	10-year	Since inception[1]

Class A	26.29	—	—	11.56	26.29	—	—	26.75

Class I2	33.48	—	—	14.75	33.48	—	—	34.73

Index†	26.86	—	—	13.13	26.86	—	—	30.65

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00%.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. The fee waivers and expense limitations are contractual at least until 11-30-13 for Class A and Class I shares. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class I
Net (%)	1.30	0.94
Gross (%)	5.62	7.00

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund’s website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

† Index is the Russell 3000 Index.

See the following page for footnotes.

6 Fundamental All Cap Core Fund | Annual report

		With maximum	Without
	Start date	sales charge	sales charge	Index

Class I2	6-1-11	$13,473	$13,473	$13,065

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values if they did.

Footnotes related to performance pages

1 From 6-1-11.

2 For certain types of investors as described in the fund’s prospectuses.

Annual report | Fundamental All Cap Core Fund 7

Management’s discussion of

Fund performance

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

U.S. equities across all market caps posted strong gains for the year ended July 31, 2013. The market benefited early in the period from new economic stimulus measures that included massive monthly bond purchases. The postponement of automatic federal spending cuts and tax increases gave stocks another strong boost early in the new year. Rising home values, a pickup in manufacturing, and unemployment below 8% fueled added gains in the spring. Concern that the U.S. Federal Reserve might taper its stimulus later shook investors, but stocks rebounded as this fear eased, companies reported better-than-expected second-quarter earnings, and investors began anticipating improved economic growth ahead.

Over the 12-month reporting period, John Hancock Fundamental All Cap Core Fund’s Class A shares returned 32.93%, excluding sales charges, outpacing the 26.86% gain of its benchmark, the Russell 3000 Index, and the average return of its peer group, the Morningstar, Inc. large growth fund category, which returned 23.26%.† Stock picks in financials helped the most. Standouts included diversified financial services company Bank of America Corp., which saw growing loan demand and easing capital adequacy concerns drive steep gains. An overweight in the top-performing consumer discretionary sector and favorable stock picks in healthcare also helped. Top contributors included home improvement retailer Lowe’s Companies, Inc., whose outsized return was fueled by repositioning efforts and the U.S. housing recovery. In healthcare, the stock of medical staffing company AMN Healthcare Services, Inc. rallied as demand for its services picked up. By contrast, security selection within energy detracted from performance, led by oil and exploration company Apache Corp., whose share price fell amid concern over the company’s exposure to the Middle East. An overweight in information technology also hurt. Here, exposure early on to online genealogy company Ancestry.com proved costly, as the stock declined after a big run. We sold the fund’s stake. Last, a small cash position hampered results.

This commentary reflects the views of the portfolio managers through the end of the period discussed in this report. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

† Figures from Morningstar, Inc. include distributions reinvested and do not take into account sales charges. Actual load-adjusted performance is lower.

8 Fundamental All Cap Core Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

■ Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

■ Ongoing operating expenses, including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund’s actual ongoing operating expenses and is based on the fund’s actual return. It assumes an account value of $1,000.00 on February 1, 2013, with the same investment held until July 31, 2013.

	Account value	Ending value	Expenses paid during
	on 2-1-13	on 7-31-13	period ended 7-31-13[1]

Class A	$1,000.00	$1,119.00	$6.83

Class I	1,000.00	1,121.40	4.94

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2013, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Fundamental All Cap Core Fund 9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund’s actual return). It assumes an account value of $1,000.00 on February 1, 2013, with the same investment held until July 31, 2013. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value	Ending value	Expenses paid during
	on 2-1-13	on 7-31-13	period ended 7-31-13[1]

Class A	$1,000.00	$1,018.30	$6.51

Class I	1,000.00	1,020.10	4.71

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the fund’s annualized expense ratio of 1.30% and 0.94% for Class A and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

10 Fundamental All Cap Core Fund | Annual report

Portfolio summary

Top 10 Holdings (45.3% of Net Assets on 7-31-13)[1,2]

Amazon.com, Inc.	7.5%	The Goldman Sachs Group, Inc.	4.1%

Apple, Inc.	6.3%	FactSet Research Systems, Inc.	3.6%

QUALCOMM, Inc.	5.0%	EMC Corp.	3.2%

Bank of America Corp.	4.9%	Lennar Corp., Class A	3.2%

JPMorgan Chase & Company	4.4%	Sensata Technologies Holding NV	3.1%

Sector Composition[1,3]

Information Technology	29.1%	Industrials	7.0%

Financials	25.2%	Consumer Staples	4.6%

Consumer Discretionary	20.2%	Health Care	2.2%

Energy	8.7%	Other	3.0%

1 As a percentage of net assets on 7-31-13.

2 Cash and cash equivalents not included.

3 Large company stocks as a group could fall out of favor with the market, causing the fund to underperform. The prices of medium and small company stocks can change more frequently and dramatically than those of large company stocks. Foreign investing, especially in emerging markets, has additional risks such as currency and market volatility and political and social instability. If the fund invests in illiquid securities, it may be difficult to sell them at a price approximating their value. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors and investments focused in one sector may fluctuate more widely than investments diversified across sectors. For additional information on these and other risk considerations, please see the fund’s prospectus.

Annual report | Fundamental All Cap Core Fund 11

Fund’s investments

As of 7-31-13

	Shares	Value
Common Stocks 97.0%		$11,025,319

(Cost $9,563,011)

Consumer Discretionary 20.2%		2,300,846

Hotels, Restaurants & Leisure 1.2%

Starbucks Corp.	1,950	138,917

Household Durables 3.9%

Lennar Corp., Class A	10,602	359,090

Tempur-Pedic International, Inc. (I)	2,285	90,600

Internet & Catalog Retail 9.1%

Amazon.com, Inc. (I)	2,819	849,142

Blue Nile, Inc. (I)	4,647	180,443

Media 1.0%

Corus Entertainment, Inc., B Shares	3,935	95,205

Omnicom Group, Inc.	220	14,139

Specialty Retail 5.0%

Advance Auto Parts, Inc.	3,311	273,124

Bed Bath & Beyond, Inc. (I)	1,691	129,311

Lowe’s Companies, Inc.	3,833	170,875

Consumer Staples 4.6%		519,766

Beverages 4.3%

Diageo PLC, ADR	819	102,645

Heineken Holding NV	1,576	98,775

SABMiller PLC	2,316	113,862

Tsingtao Brewery Company, Ltd., H Shares	22,479	172,274

Personal Products 0.3%

Avon Products, Inc.	1,409	32,210

Energy 8.7%		989,349

Energy Equipment & Services 3.7%

National Oilwell Varco, Inc.	1,265	88,765

Schlumberger, Ltd.	1,427	116,058

Weatherford International, Ltd. (I)	15,738	219,702

Oil, Gas & Consumable Fuels 5.0%

Apache Corp.	2,996	240,429

Occidental Petroleum Corp.	2,338	208,199

Ultra Petroleum Corp. (I)	5,367	116,196

12 Fundamental All Cap Core Fund | Annual report	See notes to financial statements

	Shares	Value
Financials 25.2%		$2,862,774

Capital Markets 13.5%

AllianceBernstein Holding LP	15,590	346,098

Morgan Stanley	12,370	336,588

Northern Trust Corp.	1,913	111,987

State Street Corp.	277	19,299

T. Rowe Price Group, Inc.	3,501	263,415

The Goldman Sachs Group, Inc.	2,811	461,088

Diversified Financial Services 9.3%

Bank of America Corp.	37,924	553,690

JPMorgan Chase & Company	8,945	498,505

Insurance 2.4%

American International Group, Inc. (I)	5,979	272,104

Health Care 2.2%		252,698

Health Care Providers & Services 2.2%

AMN Healthcare Services, Inc. (I)	15,239	225,232

VCA Antech, Inc. (I)	955	27,466

Industrials 7.0%		798,035

Aerospace & Defense 1.0%

L-3 Communications Holdings, Inc.	1,235	115,040

Commercial Services & Supplies 2.4%

Avery Dennison Corp.	6,033	269,856

Electrical Equipment 3.1%

Sensata Technologies Holding NV (I)	9,495	356,822

Professional Services 0.5%

IHS, Inc., Class A (I)	513	56,317

Information Technology 29.1%		3,301,851

Communications Equipment 6.3%

Cisco Systems, Inc.	5,970	152,534

QUALCOMM, Inc.	8,764	565,716

Computers & Peripherals 11.6%

Apple, Inc.	1,574	712,235

EMC Corp.	13,908	363,694

NetApp, Inc.	5,958	244,993

Internet Software & Services 3.9%

Bankrate, Inc. (I)	12,582	225,595

Google, Inc., Class A (I)	210	186,396

VistaPrint NV (I)	518	26,408

See notes to financial statements	Annual report | Fundamental All Cap Core Fund 13

	Shares	Value
IT Services 3.7%

Broadridge Financial Solutions, Inc.	4,051	$117,236

VeriFone Systems, Inc. (I)	15,704	299,475

Software 3.6%

FactSet Research Systems, Inc.	3,733	407,569

Total investments (Cost $9,563,011)† 97.0%		$11,025,319

Other assets and liabilities, net 3.0%		$338,337

Total net assets 100.0%		$11,363,656

The percentage shown for each investment category is the total value of the category as a percentage of net assets of the fund.

ADR American Depositary Receipts

(I) Non-income producing security.

† At 7-31-13, the aggregate cost of investment securities for federal income tax purposes was $9,650,149. Net unrealized appreciation aggregated $1,375,170, of which $1,457,481 related to appreciated investment securities and $82,311 related to depreciated investment securities.

14 Fundamental All Cap Core Fund | Annual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 7-31-13

This Statement of assets and liabilities is the fund’s balance sheet. It shows the value of what the fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments, at value (Cost $9,563,011)	$11,025,319
Cash	294,862
Foreign currency, at value (Cost $4,113)	4,111
Receivable for investments sold	34,723
Receivable for fund shares sold	70,979
Dividends receivable	3,173
Receivable due from advisor	892
Other receivables and prepaid expenses	18,578

Total assets	11,452,637

Liabilities

Payable for investments purchased	40,589
Payable to affiliates
Accounting and legal services fees	218
Transfer agent fees	1,335
Trustees’ fees	4
Other liabilities and accrued expenses	46,835

Total liabilities	88,981

Net assets	$11,363,656

Net assets consist of

Paid-in capital	$9,510,803
Undistributed net investment income	2,944
Accumulated net realized gain (loss) on investments and foreign
currency transactions	387,603
Net unrealized appreciation (depreciation) on investments and translation
of assets and liabilities in foreign currencies	1,462,306

Net assets	$11,363,656

Net asset value per share

Based on net asset values and shares outstanding — the fund has an unlimited number of shares authorized with no par value
Class A ($8,835,769 ÷ 685,968 shares)[1]	$12.88
Class I ($2,527,887 ÷ 195,527 shares)	$12.93

Maximum offering price per share

Class A (net asset value per share ÷ 95%)[2]	$13.56

1 Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements	Annual report | Fundamental All Cap Core Fund 15

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 7-31-13

This Statement of operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$126,295
Less foreign taxes withheld	(561)

Total investment income	125,734

Expenses

Investment management fees	47,380
Distribution and service fees	16,254
Accounting and legal services fees	1,043
Transfer agent fees	11,086
Trustees’ fees	66
State registration fees	35,587
Printing and postage	3,630
Professional fees	40,901
Custodian fees	12,051
Registration and filing fees	29,297
Other	3,953

Total expenses	201,248
Less expense reductions	(116,238)

Net expenses	85,010

Net investment income	40,724

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	564,985
Foreign currency transactions	(282)
564,703
Change in net unrealized appreciation (depreciation) of
Investments	1,403,059
Translation of assets and liabilities in foreign currencies	(2)
1,403,057
Net realized and unrealized gain	1,967,760

Increase in net assets from operations	$2,008,484

16 Fundamental All Cap Core Fund | Annual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of fund share transactions.

	Year	Year
	ended	ended
	7-31-13	7-31-12
Increase (decrease) in net assets

From operations
Net investment income	$40,724	$13,942
Net realized gain (loss)	564,703	(48,218)
Change in net unrealized appreciation (depreciation)	1,403,057	157,874

Increase in net assets resulting from operations	2,008,484	123,598

Distributions to shareholders
From net investment income
Class A	(26,317)	(5,690)
Class I	(10,376)	(5,560)
From net realized gain
Class A	(104,544)	(11,479)
Class I	(25,779)	(5,456)

Total distributions	(167,016)	(28,185)

From fund share transactions	4,697,528	1,550,539

Total increase	6,538,996	1,645,952

Net assets

Beginning of year	4,824,660	3,178,708

End of year	$11,363,656	$4,824,660

Undistributed net investment income	$2,944	$2,274

See notes to financial statements	Annual report | Fundamental All Cap Core Fund 17

Financial highlights

The Financial highlights show how the fund’s net asset value for a share has changed during the period.

CLASS A SHARES Period ended	7-31-13	7-31-12	7-31-11[1]

Per share operating performance

Net asset value, beginning of period	$9.96	$9.73	$10.00
Net investment income (loss)[2]	0.06	0.02	(0.01)
Net realized and unrealized gain (loss) on investments	3.16	0.28	(0.26)
Total from investment operations	3.22	0.30	(0.27)
Less distributions
From net investment income	(0.06)	(0.02)	—
From net realized gain	(0.24)	(0.05)	—
Total distributions	(0.30)	(0.07)	—
Net asset value, end of period	$12.88	$9.96	$9.73
Total return (%)[3,4]	32.93	3.15	(2.70)[5]

Ratios and supplemental data

Net assets, end of period (in millions)	$9	$4	$2
Ratios (as a percentage of average net assets):
Expenses before reductions and amounts recaptured	2.78	5.62	5.77[6]
Expenses including reductions and amounts recaptured	1.30	1.30	1.30[6]
Net investment income (loss)	0.51	0.24	(0.33)[6]
Portfolio turnover (%)	59	47	8

[1] The inception date for Class A shares is 6-1-11.
[2] Based on the average daily shares outstanding.
[3] Does not reflect the effect of sales charges, if any.
[4] Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
[5] Not annualized.
[6] Annualized.

CLASS I SHARES Period ended	7-31-13	7-31-12	7-31-11[1]

Per share operating performance

Net asset value, beginning of period	$9.99	$9.74	$10.00
Net investment income[2]	0.09	0.07	—[3]
Net realized and unrealized gain (loss) on investments	3.19	0.28	(0.26)
Total from investment operations	3.28	0.35	(0.26)
Less distributions
From net investment income	(0.10)	(0.05)	—
From net realized gain	(0.24)	(0.05)	—
Total distributions	(0.34)	(0.10)	—
Net asset value, end of period	$12.93	$9.99	$9.74
Total return (%)[4]	33.48	3.63	(2.60)[5]

Ratios and supplemental data

Net assets, end of period (in millions)	$3	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions and amounts recaptured	3.18	7.00	5.45[6]
Expenses including reductions and amounts recaptured	0.91	0.84	0.84[6]
Net investment income	0.80	0.75	0.14[6]
Portfolio turnover (%)	59	47	8

1 The inception date for Class I shares is 6-1-11.
2 Based on the average daily shares outstanding.
3 Less than $0.005 per share.
4 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
5 Not annualized.
6 Annualized.

18 Fundamental All Cap Core Fund | Annual report	See notes to financial statements

Notes to financial statements

Note 1 — Organization

John Hancock Fundamental All Cap Core Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, printing and postage and state registration fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last quoted bid or evaluated price. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees, which include price verification procedures. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

Annual report | Fundamental All Cap Core Fund 19

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund’s investments as of July 31, 2013, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 7-31-13	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Common Stocks

Consumer Discretionary	$2,300,846	$2,300,846	—	—
Consumer Staples	519,766	134,855	$384,911	—
Energy	989,349	989,349	—	—
Financials	2,862,774	2,862,774	—	—
Health Care	252,698	252,698	—	—
Industrials	798,035	798,035	—	—
Information Technology	3,301,851	3,301,851	—	—

Total Investments in
Securities	$11,025,319	$10,640,408	$384,911	—

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Prior to March 27, 2013, the fund participated in a $200 million unsecured line of credit, also with Citibank, with terms otherwise similar to the existing agreement. Commitment fees for the year ended July 31, 2013 were $341. For the year ended July 31, 2013, the fund had no borrowings under either line of credit.

Expenses. Within the John Hancock Funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent

20 Fundamental All Cap Core Fund | Annual report

fees, state registration fees and printing and postage expenses, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of July 31, 2013, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the years ended July 31, 2013 and 2012 was as follows:

	JULY 31, 2013	JULY 31, 2012

Ordinary Income	$78,547	$28,185
Long-Term Capital Gain	$88,469	—
Total	$167,016	$28,185

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2013, the components of distributable earnings on a tax basis consists of $98,716 of undistributed ordinary income and $378,956 of undistributed long-term capital gain.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Investment Management Services, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Annual report | Fundamental All Cap Core Fund 21

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: a) 0.675% of the first $2,500,000,000 of the fund’s average daily aggregate net assets together with the assets of Fundamental All Cap Core Trust, as series of John Hancock Variable Insurance Trust (combined average daily aggregate net assets); b) 0.650% of the combined average daily aggregate net assets in excess of $2,500,000,000. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

Effective June 1, 2013, the Advisor has contractually agreed to waive a portion of its management fee for certain funds (the Participating portfolios) of the Trust, John Hancock Funds, John Hancock Funds III and John Hancock Variable Insurance Trust. The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the Participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; and 0.015% of that portion of the aggregate net assets of all the Participating portfolios that exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among all the Participating portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

Prior to June 1, 2013, the Advisor had contractually agreed to waive a portion of its management fee for certain funds (the Participating Portfolios) of the Trust and John Hancock Variable Insurance Trust. The prior waiver equaled, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceeded $75 billion but was less than $100 billion; and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that equaled or exceeded $100 billion. The amount of the reimbursement is calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each fund.

The Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expense at 1.30% and 0.94% for Class A and Class I shares, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, underlying fund’s expenses and short dividend expense. The current expense limitation agreement expires on November 30, 2013, unless renewed by mutual agreement of the fund and the Advisor based upon determination that this is appropriate under the circumstances at the time. Prior to January 1, 2013, the fee waivers and/or reimbursements were such that these expenses would not exceed 0.84% for Class I shares.

Additionally, the Advisor has voluntarily agreed to waive other fund level expenses excluding advisory fees, 12b-1 fees, service fees, transfer agent fees, blue sky fees, taxes, printing and postage, brokerage commissions, interest expense, acquired fund fees, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business. The waivers are such that these expenses will not exceed 0.20% of average net assets. This voluntary expense reimbursement may be terminated at any time by the Advisor on notice to the fund.

Accordingly, these expense reductions described above amounted to $79,932 and $36,306 for Class A and Class I shares, respectively, for the year ended July 31, 2013.

22 Fundamental All Cap Core Fund | Annual report

The investment management fees, including the impact of the waivers and reimbursement described above, incurred for the year ended July 31, 2013 were equivalent to a net effective rate of 0.00% of the fund’s average daily net assets.

Expense recapture. The Advisor may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the beginning of the month in which such reimbursements or waivers originally occurred to the extent that the fund is below its expense limitation during this period. The table below outlines the amounts recovered during the year ended July 31, 2013, and the amount of waived or reimbursed expenses subject to potential recovery and the respective expiration dates.

	AMOUNT	AMOUNT	AMOUNT	AMOUNTS
	ELIGIBLE FOR	ELIGIBLE FOR	ELIGIBLE FOR	RECOVERED
	RECOVERY	RECOVERY	RECOVERY	DURING THE
	THROUGH	THROUGH	THROUGH	PERIOD ENDED
FUND	JULY 1, 2014	JULY 1, 2015	JULY 1, 2016	JULY 31, 2013

Fundamental All Cap Core	$22,705	$145,558	$108,512	—

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2013 amounted to an annual rate of 0.01% of the fund’s average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund pays 0.30% for Class A shares for distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $23,246 for the year ended July 31, 2013. Of this amount, $3,802 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $19,151 was paid as sales commissions to broker-dealers and $293 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended July 31, 2013, CDSCs received by the Distributor amounted to $306 for Class A shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain

Annual report | Fundamental All Cap Core Fund 23

fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended July 31, 2013 were:

	DISTRIBUTION	TRANSFER	STATE	PRINTING AND
CLASS	AND SERVICE FEES	AGENT FEES	REGISTRATION FEES	POSTAGE

A	$16,254	$9,409	$17,909	$2,801
I	—	1,677	17,678	829
Total	$16,254	$11,086	$35,587	$3,630

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its average daily net assets.

Note 5 — Fund share transactions

Transactions in fund shares for the years ended July 31, 2013 and 2012 were as follows:

	Year ended 7-31-13		Year ended 7-31-12
	Shares	Amount	Shares	Amount
Class A shares

Sold	403,125	$4,734,347	199,274	$1,931,654
Distributions reinvested	6,647	72,454	416	3,789
Repurchased	(102,729)	(1,172,965)	(31,202)	(299,324)

Net increase	307,043	$3,633,836	168,488	$1,636,119

Class I shares

Sold	115,760	$1,363,712	25,743	$266,173
Distributions reinvested	3,311	36,155	1,106	10,068
Repurchased	(28,907)	(336,175)	(37,736)	(361,821)

Net increase (decrease)	90,164	$1,063,692	(10,887)	($85,580)

Total net increase	397,207	$4,697,528	157,601	$1,550,539

Affiliates of the fund owned 28% of shares of beneficial interest of Class A shares on July 31, 2013.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, amounted to $8,372,370 and $4,072,739, respectively, for the year ended July 31, 2013.

24 Fundamental All Cap Core Fund | Annual report

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Fundamental All Cap Core Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Fundamental All Cap Core Fund (the “Fund”) at July 31, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2013 by correspondence with the custodian, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 20, 2013

Annual report | Fundamental All Cap Core Fund 25

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2013.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $88,469 in capital gain dividends.

Eligible shareholders will be mailed a 2013 Form 1099-DIV in early 2014. This will reflect the tax character of all distributions paid in calendar year 2013.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

26 Fundamental All Cap Core Fund | Annual report

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management Services, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for Fundamental All Cap Core Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on May 16-17, 2013, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meeting a variety of materials relating to the fund, the Advisor, and the Subadvisor, including comparative performance, fee and expense information for peer groups of similar mutual funds prepared by an independent third-party provider of mutual fund data; performance information for the fund’s benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts; and other information provided by the Advisor and the Subadvisor regarding the nature, extent, and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative and each Trustee may attribute different weights to different factors. The Board’s conclusions may be based in part on its consideration of the Advisory and Subadvisory Agreements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Annual report | Fundamental All Cap Core Fund 27

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor’s risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties through Board meetings, discussions, and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a) the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objective; review of brokerage matters, including with respect to trade allocation and best execution; and the Advisor’s timeliness in responding to performance issues;

(b) the background, qualifications and skills of the Advisor’s personnel;

(c) the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;

(d) the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund;

(e) the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and

(f) the Advisor’s reputation and experience in serving as an investment adviser to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a) reviewed information prepared by management regarding the fund’s performance;

(b) considered the comparative performance of the fund’s benchmark;

28 Fundamental All Cap Core Fund | Annual report

(c) considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of mutual fund data. Such report included the fund’s ranking within a smaller group of peer funds and the fund’s ranking within broader groups of funds; and

(d) took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.

The Board noted that the fund outperformed its benchmark index and peer group average for the one-year period ended December 31, 2012. The Board noted that this fund has a limited performance history, having commenced operations in June 2011. The Board noted the fund’s favorable performance relative to the benchmark index and peer group for the one-year period ended December 31, 2012.

The Board concluded that the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund’s contractual and net management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board noted that net management fees for this fund are equal to the peer group median and that total expenses for this fund were higher than the peer group median. The Board took into account management’s discussion of the fund’s expenses, including the impact of the fund’s current asset size on expenses.

The Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also took into account that management had agreed to implement an overall fee waiver across a number of funds in the complex, including the fund, which is discussed further below. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund. The Board also noted management’s discussion of the fund’s expenses, as well as certain actions taken over the past several years to reduce the fund’s operating expenses. The Board reviewed information provided by the Advisor concerning investment advisory fees charged to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor’s relationship with the Trust, the Board:

(a) reviewed financial information of the Advisor;

(b) reviewed and considered an analysis presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;

(c) received and reviewed profitability information with respect to the John Hancock fund complex as a whole;

Annual report | Fundamental All Cap Core Fund 29

(d) received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data;

(e) considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability analysis reviewed by the Board;

(f) considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;

(g) noted that the fund’s Subadvisor is an affiliate of the Advisor;

(h) noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the Trust’s distributor also receives Rule 12b-1 payments to support distribution of the fund;

(i) noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;

(j) noted that the subadvisory fees for the fund are paid by the Advisor; and

(k) considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a) considered that the Advisor has agreed, effective June 1, 2013, to waive its management fee for the fund and each of the open-end funds of John Hancock Funds II, John Hancock Funds III, each other John Hancock fund (except those listed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement):

The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $75 billion but is less than or equal to $125 billion, 0.0125% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $125 billion but is less than or equal to $150 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $150 billion. (The funds that are not Participating Portfolios as of the date of this annual report are each of the fund of funds, money market funds, index funds and closed-end funds);

(b) reviewed the Trust’s advisory fee structure and the incorporation therein of any subadvisory fee breakpoints in the advisory fees charged and concluded that (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit

30 Fundamental All Cap Core Fund | Annual report

from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and

(c) the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1) information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

(2) the historical and current performance of the fund, and comparative performance information relating to the fund’s benchmark and comparable funds; and

(3) the subadvisory fee for the fund, including any breakpoints, and comparative fee information, where available, prepared by an independent third-party provider of mutual fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed by it to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund, that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

Annual report | Fundamental All Cap Core Fund 31

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. The Board also took into account the sub-advisory fees paid by the Advisor to the Subadvisor with respect to the fund to fees charged by the fund’s Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and benchmark and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.

The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1) The Subadvisor has extensive experience and demonstrated skills as a manager;

(2) The performance of the fund generally has been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark and the fund’s overall performance is satisfactory;

(3) The subadvisory fees are reasonable in relation to the level and quality of services being provided; and

(4) Subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

32 Fundamental All Cap Core Fund | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James M. Oates, Born: 1946	2012	231

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director,
Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc.
(formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial
(since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River
Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock retail funds (since 2012); Trustee (2005–2006 and since
2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and
Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson
of the Board (since 2005), John Hancock Funds II.

Charles L. Bardelis,[3] Born: 1941	2012	231

Director, Island Commuter Corp. (marine transport). Trustee, John Hancock retail funds (since 2012);
Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance
Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[3] Born: 1942	2012	231

Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant;
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln
Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010);
former Director, PMA Capital Corporation (2004–2010). Trustee, John Hancock retail funds (since 2012);
Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance
Trust and John Hancock Funds II (since 2005).

William H. Cunningham,[2] Born: 1944	1994	231

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas
System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since
2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance);
Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former
Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition
Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley)
(until 2009); former Advisory Director, JPMorgan Chase Bank (formerly Texas Commerce Bank–Austin)
(until 2009). Trustee, John Hancock retail funds (since 1986); Trustee, John Hancock Variable Insurance
Trust (since 2012); Trustee, John Hancock Funds II (since 2012 and 2005–2006).

Grace K. Fey, Born: 1946	2012	231

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President,
Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Annual report | Fundamental All Cap Core Fund 33

Independent Trustees (continued)

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Theron S. Hoffman,[3] Born: 1947	2012	231

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner, and Operating Head,
Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000). Trustee, John Hancock retail funds (since 2012); Trustee,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson,[2] Born: 1952	2008	231

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation
(since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange
(2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).
Trustee, John Hancock retail funds (since 2008); Trustee of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Hassell H. McClellan, Born: 1945	2012	231

Associate Professor, The Wallace E. Carroll School of Management, Boston College (since 1984);
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director,
The Barnes Group (since 2010). Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock
Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2005).

Steven R. Pruchansky,[2] Born: 1944	1991	231

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011–2012),
John Hancock retail funds; Trustee and Vice Chairperson of the Board, John Hancock retail funds,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

Gregory A. Russo,[2] Born: 1949	2009	231

Director and Audit Committee Chairman (since 2012) and Member, Audit Committee and Finance
Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006);
Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester
County, New York, Chamber of Commerce (1986–1992); Director, Treasurer and Chairman of
Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of
Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).
Trustee, John Hancock retail funds (since 2008); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

34 Fundamental All Cap Core Fund | Annual report

Non-Independent Trustees4

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James R. Boyle, Born: 1959	2012	231

Senior Executive Vice President, John Hancock Financial Services (1999–2012, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock
Investment Management Services, LLC (2005–2010). Trustee, John Hancock retail funds (since 2012 and
2005–2010), Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Craig Bromley,[2] Born: 1966	2012	231

President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General
Manager, U.S. Division, John Hancock Financial Services (since 2012); President and Chief Executive
Officer, Manulife Insurance Company (Manulife (Japan) (2005–2012), including prior positions).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Warren A. Thomson,[2] Born: 1955	2012	231

Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The
Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife
Asset Management (since 2001, including prior positions); Director (since 2006), and President and
Chief Executive Officer of Manulife Asset Management Limited (since 2013); Director and Chairman,
Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds, John Hancock
Variable Insurance Trust and John Hancock Funds II (since 2012).

Principal officers who are not Trustees

Name, year of birth		Officer
Position(s) held with fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Hugh McHaffie, Born: 1959		2009

President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services,
LLC and John Hancock Funds, LLC (since 2010); President, John Hancock Advisers, LLC (since 2012);
President, John Hancock Investment Management Services, LLC (since 2010). President (since 2012) and former Trustee (2010–2012), John Hancock retail funds; President, John Hancock Variable Insurance
Trust and John Hancock Funds II (since 2009).

Andrew G. Arnott, Born: 1971		2009

Executive Vice President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice
President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive
Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); Executive Vice
President, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2007, including prior positions).

Thomas M. Kinzler, Born: 1955		2006

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2006).

Annual report | Fundamental All Cap Core Fund 35

Principal officers who are not Trustees (continued)

Name, year of birth	Officer
Position(s) held with fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2007).

Salvatore Schiavone, Born: 1965	2009

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust and John Hancock Funds II (since 2010 and 2007–2009, including prior positions).

John Hancock retail funds is comprised of John Hancock Funds III and 34 other John Hancock funds consisting of 24 series of other John Hancock trusts and 10 closed-end funds.

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation or removal.

2 Became a Trustee of the Trust effective December 1, 2012.

3 Member of Audit Committee.

4 Because Messrs. Bromley and Thomson are senior executives or directors and Mr. Boyle held prior positions as a senior executive and director of the Advisor and/or its affiliates, each of them is considered an “interested person,” as defined in the Investment Company Act of 1940, of the Trust.

36 Fundamental All Cap Core Fund | Annual report

More information

Trustees	Investment advisor
James M. Oates, Chairperson	John Hancock Investment Management
Steven R. Pruchansky, Vice Chairperson	Services, LLC
Charles L. Bardelis*
James R. Boyle†	Subadvisor
Craig Bromley†	John Hancock Asset Management a division of
Peter S. Burgess*	Manulife Asset Management (US) LLC
William H. Cunningham
Grace K. Fey	Principal distributor
Theron S. Hoffman*	John Hancock Funds, LLC
Deborah C. Jackson
Hassell H. McClellan	Custodian
Gregory A. Russo	State Street Bank and Trust Company
Warren A. Thomson†
Transfer agent
Officers	John Hancock Signature Services, Inc.
Hugh McHaffie
President	Legal counsel
K&L Gates LLP
Andrew G. Arnott
Executive Vice President	Independent registered
public accounting firm
Thomas M. Kinzler	PricewaterhouseCoopers LLP
Secretary and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

*Member of the Audit Committee
†Non-Independent Trustee

The fund’s proxy voting policies and procedures, as well as the fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund’s Form N-Q is available on our website and the SEC’s website, sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	Investment Operations	Investment Operations
	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	30 Dan Road
	Boston, MA 02205-5913	Canton, MA 02021

Annual report | Fundamental All Cap Core Fund 37

800-225-5291
800-338-8080 EASI-Line
jhinvestments.com

This report is for the information of the shareholders of John Hancock Fundamental All Cap Core Fund.
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	376A 7/13
MF150763	9/13

John Hancock

Diversified Strategies Fund

Annual Report
7.31.13

John Hancock Diversified Strategies Fund

Table of Contents

Management’s discussion of fund performance	Page 3
A look at performance	Page 5
Your expenses	Page 7
Portfolio summary	Page 8
Fund's investments	Page 9
Financial statements	Page 20
Financial highlights	Page 23
Notes to financial statements	Page 25
Federal tax information	Page 32
Trustees and Officers	Page 40
More information	Page 44

John Hancock Diversified Strategies Fund
Management’s Discussion of Fund Performance
By John Hancock Asset Management a division of Manulife Asset Management (US) LLC

John Hancock Diversified Strategies Fund posted positive performance during the 12-month period ended July 31, 2013. The fund’s Class A shares returned 5.81%, excluding sales charges, compared with the 5.61% return of the fund’s benchmark, a blend of 70% Barclays U.S. Aggregate Bond Index/30% S&P 500 Index. During the period, the S&P 500 Index returned 25.00% and the average return of the fund’s peers in the U.S. conservative allocation category was 6.94%, as tracked by Morningstar Inc.†

Equity markets during the 12-month period were driven higher by expanded monetary programs to keep interest rates low and stimulate economic growth. Stock volatility increased in December as fears mounted that tax increases would take effect at the start of 2013 unless the U.S. Congress reached an agreement to avoid them. A last-minute deal emerged, helping drive equities higher early in the year. Bond yields remained low throughout most of the period. But they climbed sharply during the final weeks of the period, triggered by expectations that the U.S. Federal Reserve (Fed) would begin scaling back its bond-buying program earlier than had been previously expected.

The fund’s positive performance resulted from asset allocation, diversification, and a risk mitigation strategy. Every single underlying fund held by the fund experienced positive performance during the period. The fund typically maintains a large allocation to fixed-income holdings, covering many global fixed-income sectors (some of these positions are held in investments in mutual funds). The fixed-income portion of the fund portfolio outperformed its benchmark index by allocating to corporate and high-yield fixed-income securities and away from lower-yielding U.S. Treasury bonds. While U.S. Treasuries are generally considered “risk-free” securities, they experienced negative performance during the period due to their low yields in a rising interest-rate environment.

The equity portion of the fund’s holdings was made up of investments in several mutual funds. The two value-oriented equity strategies underperformed their benchmarks, but with lower relative volatility while generating strong absolute performance. The portion of the fund’s holdings invested in alternative investments such as currency strategies and absolute return strategies outperformed low-risk, fixed-income benchmarks such as the Barclays U.S. Aggregate Bond Index and the Barclays 1-5 Year U.S. Credit Index.

This commentary reflects the views of the portfolio managers through the end of the period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results. The fund’s performance depends on the Advisor's skill in determining the strategic asset class allocations, the mix of underlying strategies and funds and the performance of those underlying strategies and funds. The underlying strategies and funds' performance may be lower than the performance of the asset class that they were selected to represent. The fund is subject to the same risks as the underlying strategies and funds in which it invests, which include the following: stocks and bonds can decline due

3

to adverse issuer, market, regulatory or economic developments; foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability; the securities of small-capitalization companies are subject to higher volatility than larger, more established companies; and high-yield bonds are subject to additional risks, such as increased risk of default. Absolute return funds are not designed to outperform stocks and bonds in strong markets and there is no guarantee of positive returns. They employ certain techniques which are intended to reduce risk and volatility in the portfolio and provide protection against a decline in the fund’s assets. However, there is no guarantee that any investment strategy will be successful or that the fund’s objectives will be achieved. Commodity investments involve the risk of volatile market price fluctuation of commodities resulting from fluctuating demand, supply disruption, speculation and other factors. The use of hedging and derivatives transactions could produce disproportionate gains or losses and may increase volatility and costs. The issuer or grantor of a security, or counterparty to a transaction, may be unable or unwilling to make principal, interest or settlement payments. If the Fund invests in illiquid securities, it may be difficult to sell them at a price approximating their value.For additional information on these and other risk considerations, please see the fund’s prospectus.

† Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

4

A look at performance

Total returns for the period ended July 31, 2013

	Average annual total returns (%)				Cumulative total returns (%)
	with maximum sales charge				with maximum sales charge

	1-year	5-year	10-year	Since inception[1]	1-year	5-year	10-year	Since inception[1]

Class A	0.53	—	—	6.46	0.53	—	—	12.19

Class I2	6.30	—	—	9.93	6.30	—	—	19.02

Index 1†	25.00	—	—	25.26	25.00	—	—	51.28

Index 2†	–1.90	—	—	1.66	–1.90	—	—	3.08

Index 3†	5.61	—	—	8.44	5.61	—	—	16.05

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 5.00%.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. The expense ratios are as follows:

	Class A	Class I
Net/Gross (%)	1.67	1.27

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund’s website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

† Index 1 is the S&P 500 Index. Index 2 is the Barclays U.S. Aggregate Bond Index. Index 3 is the 70% Barclays U.S. Aggregate Bond Index/30% S&P 500 Index.

See the following page for footnotes.

Diversified Strategies Fund | Annual report	5

		With maximum	Without
	Start date	sales charge	sales charge	Index 1	Index 2	Index 3

Class I	9-30-11	$11,902	$11,902	$15,128	$10,308	$11,605

S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

70% Barclays U.S. Aggregate Bond Index/30% S&P 500 Index Blend is comprised of 70% Barclays U.S. Aggregate Bond Index and 30% S&P 500 Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Footnotes related to performance pages

1 From 9-30-11.

2 For certain types of investors as described in the fund’s prospectus.

6
Annual report | Diversified Strategies Fund

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

■ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

■ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on February 1, 2013 with the same investment held until July 31, 2013.

	Account value	Ending value	Expenses paid during
	on 2-1-13	on 7-31-13	period ended 7-31-13[1,2]

Class A	$1,000.00	$1,010.00	$5.53
Class I	1,000.00	1,011.90	3.79

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2013 by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Example

[ My account value $8,600.00 / $1,000.00 = 8.6 ] x $[ “expenses paid” from table ] = My actual expenses

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on February 1, 2013, with the same investment held until July 31, 2013. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 2-1-13	on 7-31-13	period ended 7-31-13[1,2]

Class A	$1,000.00	$1,019.30	$5.56
Class I	1,000.00	1,021.00	3.81

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the fund's annualized expense ratio of 1.11% and 0.76% for Class A and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2 The fund's expense ratios do not include fees and expenses indirectly incurred by the underlying funds, whose expense ratios can vary based on the underlying funds held by the fund. The range of expense ratios of the underlying funds held by the fund were 0.74% to 1.42% for the year ended July 31, 2013.

7

Diversified Strategies Fund
Portfolio summary
As of 7/31/13

Value as a
Percentage
of fund’s
Portfolio Composition[1]	net assets
Fixed Income (60.2%)
Corporate Bonds	46.0%
Collateralized Mortgage Obligations	3.4%
U.S. Government & Agency Obligations	3.2%
Term Loans	1.9%
Preferred Securities	1.8%
Asset Backed Securities	1.3%
Convertible Bonds	1.1%
Capital Preferred Securities	0.8%
U.S. Government & Agency Collateralized Mortgage Obligations	0.6%
Municipal Bonds	0.1%

Affiliated Investment Companies (34.9%)
Alternative	7.9%
Equity	17.0%
Fixed Income	10.0%
Unaffiliated Investment Companies (3.0%)
Alternative	3.0%
Other assets and Liabilities	1.9%

Value as a
Percentage
of fund’s
Fixed Income Quality Comp[2,3]	net assets
U.S. Government	1.7%
U.S. Government Agency	1.5%
U.S. Government & Agency Collateralized Mortgage Obligations	0.6%
AAA	0.9%
AA	0.6%
A	2.6%
BBB	19.6%
BB	9.8%
B	13.4%
CCC	8.2%
Not Rated	1.3%

1 As a percentage of net assets on 7-31-13.

2 Ratings are from Moody's Investors Service, Inc. If not available, we have used ratings from Standard & Poor's Ratings Services. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. "Not Rated" securities are those with no ratings available from these agencies. All are as of 7-31-13 and do not reflect subsequent downgrades or upgrades, if any.

3 Composition based on fixed income securities which represent $26,032,674 and 60.2% of the fund's net assets at 7-31-13.

8

Diversified Strategies Fund
Fund’s investments
As of 7-31-13

		Maturity
	Rate (%)	date	Par value^	Value

Corporate Bonds 46.0%				$19,896,521

(Cost $18,682,636)

Consumer Discretionary 6.6%				2,866,724

Auto Components 0.8%
Allison Transmission, Inc. (S)	7.125	05/15/19	125,000	133,428
Dana Holding Corp.	6.000	09/15/23	50,000	50,125
Visteon Corp.	6.750	04/15/19	144,000	153,720

Automobiles 0.2%
Ford Motor Credit Company LLC	5.875	08/02/21	85,000	94,325

Hotels, Restaurants & Leisure 2.2%
Caesars Entertainment Operating Company, Inc.	11.250	06/01/17	100,000	103,938
CCM Merger, Inc. (S)	9.125	05/01/19	150,000	159,000
Downstream Development Authority of the Quapaw Tribe of
Oklahoma (S)	10.500	07/01/19	100,000	103,000
Greektown Superholdings, Inc.	13.000	07/01/15	100,000	105,250
Landry's, Inc. (S)	9.375	05/01/20	50,000	54,125
Marina District Finance Company, Inc.	9.500	10/15/15	75,000	78,375
MGM Resorts International	8.625	02/01/19	100,000	115,875
Rivers Pittsburgh Borrower LP (S)	9.500	06/15/19	14,000	15,190
Seminole Indian Tribe of Florida (S)	7.750	10/01/17	200,000	212,750
Wok Acquisition Corp. (S)	10.250	06/30/20	25,000	28,000

Household Durables 0.1%
American Standard Americas (S)	10.750	01/15/16	30,000	31,613

Media 0.8%
Cinemark USA, Inc. (S)	4.875	06/01/23	30,000	28,350
DISH DBS Corp.	6.750	06/01/21	125,000	132,500
Gibson Brands, Inc. (S)	8.875	08/01/18	20,000	20,600
XM Satellite Radio, Inc. (S)	7.625	11/01/18	150,000	165,375

Multiline Retail 0.6%
Macy's Retail Holdings, Inc.	7.875	08/15/36	175,000	200,271
The Bon-Ton Department Stores, Inc. (S)	8.000	06/15/21	65,000	66,788

Specialty Retail 1.3%
Automotores Gildemeister SA (S)	8.250	05/24/21	150,000	120,000
AutoNation, Inc.	5.500	02/01/20	65,000	69,063
CST Brands, Inc. (S)	5.000	05/01/23	10,000	9,875
Hillman Group, Inc.	10.875	06/01/18	100,000	107,750
Jo-Ann Stores Holdings, Inc., PIK (S)	9.750	10/15/19	50,000	52,000
Limited Brands, Inc.	6.625	04/01/21	50,000	55,000
Toys R Us Property Company II LLC	8.500	12/01/17	100,000	105,625
Toys R Us, Inc.	10.375	08/15/17	50,000	51,125

Textiles, Apparel & Luxury Goods 0.6%
Burlington Coat Factory Warehouse Corp.	10.000	02/15/19	125,000	139,688
Hot Topic, Inc. (S)	9.250	06/15/21	100,000	104,000

Consumer Staples 2.6%				1,100,985

Beverages 0.1%
Ajecorp BV (S)	6.500	05/14/22	40,000	40,900

Food & Staples Retailing 0.8%
Rite Aid Corp.	9.250	03/15/20	150,000	167,063
Safeway, Inc.	7.250	02/01/31	20,000	21,700

9

Diversified Strategies Fund
Fund’s investments
As of 7-31-13

		Maturity
	Rate (%)	date	Par value^	Value

Consumer Staples (continued)

Safeway, Inc.	5.000	08/15/19	60,000	$64,074
Sun Merger Sub, Inc. (S)	5.875	08/01/21	25,000	25,438
Tops Holding Corp. (S)	8.875	12/15/17	16,000	17,640
Tops Holding II Corp., PIK (S)	8.750	06/15/18	20,000	19,950

Food Products 0.5%
B&G Foods, Inc.	4.625	06/01/21	15,000	14,494
Corporacion Pesquera Inca SAC (S)	9.000	02/10/17	78,000	79,950
Simmons Foods, Inc. (S)	10.500	11/01/17	100,000	106,500

Household Products 0.4%
Harbinger Group, Inc. (S)	7.875	07/15/19	45,000	46,575
The Sun Products Corp. (S)	7.750	03/15/21	60,000	61,200
YCC Holdings LLC, PIK	10.250	02/15/16	75,000	77,063

Personal Products 0.1%
Revlon Consumer Products Corp. (S)	5.750	02/15/21	50,000	50,438

Tobacco 0.7%
Alliance One International, Inc. (S)	9.875	07/15/21	100,000	98,500
Alliance One International, Inc.	10.000	07/15/16	100,000	105,000
Vector Group, Ltd.	7.750	02/15/21	100,000	104,500

Energy 3.2%				1,402,632

Energy Equipment & Services 0.4%
Key Energy Services, Inc.	6.750	03/01/21	11,000	10,780
Offshore Group Investment, Ltd. (S)	7.125	04/01/23	20,000	20,050
RKI Exploration & Production LLC (S)	8.500	08/01/21	25,000	25,375
Trinidad Drilling, Ltd. (S)	7.875	01/15/19	100,000	106,000

Gas Utilities 0.1%
DCP Midstream LLC (5.850% to 05/21/2023, then 3 month
LIBOR + 3.850%) (S)	5.850	05/21/43	50,000	47,750

Oil, Gas & Consumable Fuels 2.7%
Afren PLC (S)	10.250	04/08/19	200,000	230,500
BreitBurn Energy Partners LP	7.875	04/15/22	20,000	20,150
EP Energy LLC	7.750	09/01/22	20,000	22,000
EV Energy Partners LP	8.000	04/15/19	100,000	101,000
Goodrich Petroleum Corp.	8.875	03/15/19	15,000	15,375
Halcon Resources Corp.	8.875	05/15/21	30,000	30,300
Kinder Morgan Energy Partners LP	5.800	03/15/35	200,000	210,302
Midstates Petroleum Company, Inc. (S)	9.250	06/01/21	100,000	98,250
Newfield Exploration Company	5.750	01/30/22	100,000	103,000
Penn Virginia Corp.	8.500	05/01/20	15,000	15,075
Petrobras Global Finance BV	4.375	05/20/23	40,000	36,056
Petroleos de Venezuela SA	5.375	04/12/27	50,000	29,125
Rex Energy Corp. (S)	8.875	12/01/20	15,000	15,563
Summit Midstream Holdings LLC (S)	7.500	07/01/21	30,000	30,600
Targa Resources Partners LP	6.375	08/01/22	75,000	79,500
TransCanada Pipelines, Ltd. (6.350% to 05/15/2017, then 3
month LIBOR + 2.210%)	6.350	05/15/67	100,000	105,006
WPX Energy, Inc.	6.000	01/15/22	50,000	50,875

Financials 14.2%				6,151,759

Capital Markets 1.6%
Jefferies Group, Inc.	6.875	04/15/21	200,000	224,280

10

Diversified Strategies Fund
Fund’s investments
As of 7-31-13

		Maturity
	Rate (%)	date	Par value^	Value

Financials (continued)

JPMorgan Chase & Company (5.150% to 05/01/2023, then 3
month LIBOR + 3.250%) (Q)	5.150	05/01/23	50,000	$46,375
Morgan Stanley	5.750	01/25/21	300,000	333,988
The Goldman Sachs Group, Inc.	5.750	01/24/22	95,000	105,818

Commercial Banks 1.7%
Fifth Third Bancorp (5.100% to 06/30/2023, then 3 month
LIBOR + 3.033%) (Q)	5.100	06/30/23	60,000	56,700
HBOS PLC (S)	6.000	11/01/33	95,000	87,875
ICICI Bank, Ltd. (S)	5.750	11/16/20	200,000	204,972
PNC Financial Services Group, Inc. (4.850% to 06/01/2023,
then 3 month LIBOR + 3.040%) (Q)	4.850	06/01/23	30,000	27,300
Royal Bank of Scotland Group PLC	6.125	12/15/22	215,000	207,903
Synovus Financial Corp.	7.875	02/15/19	20,000	22,900
Wells Fargo & Company, Series K (7.980% to 03/15/2018,
then 3 month LIBOR + 3.770%) (Q)	7.980	03/15/18	100,000	112,250

Consumer Finance 0.5%
Discover Bank	7.000	04/15/20	200,000	236,052

Diversified Financial Services 3.7%
Bank of America Corp.	5.700	01/24/22	140,000	157,361
Citigroup, Inc.	3.500	05/15/23	20,000	18,191
General Electric Capital Corp.	5.300	02/11/21	250,000	274,114
General Electric Capital Corp. (6.375% to 11/15/2017, then 3
month LIBOR + 2.289%)	6.375	11/15/67	15,000	15,975
General Electric Capital Corp. (7.125% until 06/15/2022, then
3 month LIBOR + 5.296%) (Q)	7.125	06/15/22	100,000	112,500
ING US, Inc. (P)(S)	5.650	05/15/53	50,000	47,000
iPayment, Inc.	10.250	05/15/18	75,000	60,188
JPMorgan Chase & Company (7.900% to 04/30/2018, then 3
month LIBOR + 3.470%) (Q)	7.900	04/30/18	200,000	222,500
Merrill Lynch & Company, Inc.	7.750	05/14/38	200,000	238,869
Rabobank Nederland NV (11.000% to 06/30/2019, then 3
month LIBOR + 10.868%) (Q)(S)	11.000	06/30/19	200,000	258,000
SPL Logistics Escrow LLC (S)	8.875	08/01/20	24,000	24,960
Springleaf Finance Corp. (S)	6.000	06/01/20	75,000	69,188
TMX Finance LLC (S)	8.500	09/15/18	50,000	51,500
UBS AG	7.625	08/17/22	50,000	55,668

Insurance 3.6%
AXA SA	8.600	12/15/30	200,000	242,235
CNA Financial Corp.	7.250	11/15/23	200,000	242,782
CNO Financial Group, Inc. (S)	6.375	10/01/20	15,000	15,956
Glen Meadow Pass-Through Trust (6.505% to 02/15/2017,
then 3 month LIBOR + 2.125%) (S)	6.505	02/12/67	200,000	189,000
Liberty Mutual Group, Inc. (S)	6.500	03/15/35	50,000	54,714
Liberty Mutual Group, Inc. (S)	7.800	03/15/37	200,000	232,500
Lincoln National Corp. (6.050% to 04/20/2017, then 3 month
LIBOR + 2.040%)	6.050	04/20/67	150,000	150,000
Lincoln National Corp. (7.000% to 05/17/2016, then 3 month
LIBOR + 2.358%)	7.000	05/17/66	20,000	20,600
MetLife, Inc.	6.400	12/15/36	30,000	31,200
Nippon Life Insurance Company (P)(S)	5.000	10/18/42	200,000	199,839
Onex USI Aquisition Corp. (S)	7.750	01/15/21	40,000	40,200

11

Diversified Strategies Fund
Fund’s investments
As of 7-31-13

		Maturity
	Rate (%)	date	Par value^	Value

Financials (continued)

Pacific LifeCorp. (S)	6.000	02/10/20	15,000	$16,905
Prudential Financial, Inc. (P)	5.200	03/15/44	10,000	9,275
Prudential Financial, Inc. (5.875% to 09/1/2022, then 3 month
LIBOR + 4.175%)	5.875	09/15/42	45,000	45,450
White Mountains Re Group, Ltd. (7.506% to 06/30/2017, then
3 month LIBOR + 3.200%) (Q)(S)	7.506	06/30/17	50,000	52,003

Real Estate Investment Trusts 2.7%
DDR Corp.	7.500	04/01/17	200,000	234,477
Highwoods Realty LP	5.850	03/15/17	70,000	77,202
Host Hotels & Resorts LP	5.250	03/15/22	200,000	208,489
MPT Operating Partnership LP	6.375	02/15/22	35,000	36,838
MPT Operating Partnership LP	6.875	05/01/21	100,000	106,750
ProLogis International Funding II (S)	4.875	02/15/20	20,000	19,555
Prologis LP	6.875	03/15/20	200,000	237,186
Weyerhaeuser Company	7.375	03/15/32	200,000	240,357

Real Estate Management & Development 0.1%
CBRE Services, Inc.	5.000	03/15/23	20,000	19,200
General Shopping Investments, Ltd. (12.000% to 03/20/2017,
then 5 Year USGG + 11.052%) (Q)(S)	12.000	03/20/17	30,000	25,200
NANA Development Corp. (S)	9.500	03/15/19	20,000	20,400

Thrifts & Mortgage Finance 0.3%
Nationstar Mortgage LLC	7.875	10/01/20	30,000	32,175
Nationstar Mortgage LLC	10.875	04/01/15	75,000	78,844

Health Care 1.2%				516,485

Health Care Equipment & Supplies 0.3%
Alere, Inc. (S)	6.500	06/15/20	15,000	15,338
Alere, Inc. (S)	7.250	07/01/18	40,000	43,400
MModal, Inc. (S)	10.750	08/15/20	60,000	49,200

Health Care Providers & Services 0.5%
HCA, Inc.	7.500	02/15/22	100,000	112,750
National Mentor Holdings, Inc. (S)	12.500	02/15/18	100,000	107,000

Pharmaceuticals 0.4%
Endo Health Solutions, Inc.	7.250	01/15/22	100,000	104,250
Mylan, Inc. (S)	7.875	07/15/20	55,000	63,097
VPII Escrow Corp. (S)	7.500	07/15/21	20,000	21,450

Industrials 7.1%				3,062,415

Aerospace & Defense 1.3%
Ducommun, Inc.	9.750	07/15/18	100,000	111,000
Huntington Ingalls Industries, Inc.	7.125	03/15/21	150,000	165,000
Kratos Defense & Security Solutions, Inc.	10.000	06/01/17	120,000	129,600
Textron Financial Corp. (6.000% to 02/15/2017, then 3 month
LIBOR + 1.735%) (S)	6.000	02/15/67	150,000	132,000
Textron, Inc.	7.250	10/01/19	30,000	35,520

Airlines 1.9%
American Airlines 2011-1 Class B Pass Through Trust (S)	7.000	01/31/18	89,898	94,393
British Airways PLC (S)	5.625	06/20/20	15,000	15,413
Continental Airlines 1997-4 Class A Pass Through Trust	6.900	01/02/18	28,400	30,459
Continental Airlines 2010-1 Class A Pass Through Trust	4.750	01/12/21	178,419	192,693
Delta Air Lines 2002-1 Class G-1 Pass Through Trust	6.718	01/02/23	68,416	75,087
Delta Air Lines 2007-1 Class A Pass Through Trust	6.821	08/10/22	137,614	154,128

12

Diversified Strategies Fund
Fund’s investments
As of 7-31-13

		Maturity
	Rate (%)	date	Par value^	Value

Industrials (continued)

Delta Air Lines 2010-1 Class A Pass Through Trust	6.200	07/02/18	151,668	$164,559
US Airways 2012-1 Class A Pass Through Trust	5.900	10/01/24	24,955	26,577
US Airways 2012-2 Class A Pass Through Trust	4.625	06/03/25	50,000	49,125

Building Products 0.7%
Gibraltar Industries, Inc. (S)	6.250	02/01/21	70,000	71,750
Voto-Votorantim, Ltd. (S)	6.750	04/05/21	200,000	214,000

Commercial Services & Supplies 1.2%
Ahern Rentals, Inc. (S)	9.500	06/15/18	20,000	20,450
Casella Waste Systems, Inc.	7.750	02/15/19	40,000	38,800
Garda World Security Corp. (S)	9.750	03/15/17	100,000	107,250
Iron Mountain, Inc.	5.750	08/15/24	45,000	42,525
Safway Group Holding LLC (S)	7.000	05/15/18	100,000	100,500
Steelcase, Inc.	6.375	02/15/21	200,000	219,485

Construction & Engineering 0.1%
Tutor Perini Corp.	7.625	11/01/18	50,000	52,500

Electrical Equipment 0.3%
Coleman Cable, Inc.	9.000	02/15/18	130,000	137,800

Industrial Conglomerates 0.5%
Odebrecht Finance, Ltd. (Q)(S)	7.500	09/14/15	200,000	197,000
Tenedora Nemak SA de CV (S)	5.500	02/28/23	20,000	19,750

Marine 0.1%
Navios South American Logistics, Inc.	9.250	04/15/19	50,000	53,875

Road & Rail 0.6%
Florida East Coast Railway Corp.	8.125	02/01/17	100,000	106,000
The Hertz Corp.	6.750	04/15/19	100,000	107,750
The Kenan Advantage Group, Inc. (S)	8.375	12/15/18	40,000	41,600

Trading Companies & Distributors 0.4%
Aircastle, Ltd.	6.250	12/01/19	25,000	26,313
Aircastle, Ltd.	7.625	04/15/20	15,000	16,763
International Lease Finance Corp. (S)	7.125	09/01/18	100,000	112,750

Information Technology 0.6%				265,313

IT Services 0.4%
Brightstar Corp. (S)	9.500	12/01/16	100,000	105,250
Global Generations Merger Sub, Inc. (S)	11.000	12/15/20	45,000	51,413

Software 0.2%
Aspect Software, Inc.	10.625	05/15/17	60,000	60,900
First Data Corp. (S)	11.750	08/15/21	50,000	47,750

Materials 3.8%				1,658,835

Chemicals 0.5%
Braskem Finance, Ltd. (S)	7.000	05/07/20	100,000	106,500
LyondellBasell Industries NV	5.000	04/15/19	55,000	60,924
Nufarm Australia, Ltd. (S)	6.375	10/15/19	40,000	40,100

Construction Materials 0.1%
American Gilsonite Company (S)	11.500	09/01/17	70,000	73,675

Containers & Packaging 0.4%
Consolidated Container Company LLC (S)	10.125	07/15/20	35,000	36,575
Pretium Packaging LLC	11.500	04/01/16	100,000	107,500

13

Diversified Strategies Fund
Fund’s investments
As of 7-31-13

		Maturity
	Rate (%)	date	Par value^	Value

Materials (continued)

Tekni-Plex, Inc. (S)	9.750	06/01/19	32,000	$35,680

Metals & Mining 1.8%
AngloGold Ashanti Holdings PLC	8.500	07/30/20	60,000	59,653
Commercial Metals Company	7.350	08/15/18	200,000	220,000
Edgen Murray Corp. (S)	8.750	11/01/20	30,000	30,000
JMC Steel Group (S)	8.250	03/15/18	100,000	99,500
Metinvest BV (S)	8.750	02/14/18	200,000	192,540
Rain CII Carbon LLC (S)	8.000	12/01/18	40,000	41,400
SunCoke Energy, Inc.	7.625	08/01/19	100,000	104,250
Walter Energy, Inc. (S)	9.875	12/15/20	30,000	25,650

Paper & Forest Products 1.0%
Georgia-Pacific LLC	7.250	06/01/28	171,000	211,293
International Paper Company	9.375	05/15/19	110,000	145,552
Neenah Paper, Inc. (S)	5.250	05/15/21	10,000	9,850
Westvaco Corp.	7.950	02/15/31	50,000	58,193

Telecommunication Services 3.6%				1,533,607

Diversified Telecommunication Services 3.2%
American Tower Corp.	4.700	03/15/22	40,000	40,077
CenturyLink, Inc.	5.800	03/15/22	50,000	49,750
CenturyLink, Inc.	7.600	09/15/39	200,000	189,500
GTP Acquisition Partners I LLC (S)	4.704	05/15/18	50,000	47,863
Intelsat Jackson Holdings SA	7.250	10/15/20	100,000	108,250
Level 3 Communications, Inc.	8.875	06/01/19	200,000	215,500
PAETEC Holding Corp.	9.875	12/01/18	100,000	112,250
Telecom Italia Capital SA	6.999	06/04/18	35,000	38,674
Telecom Italia Capital SA	7.200	07/18/36	200,000	193,826
Telefonica Emisiones SAU	5.134	04/27/20	200,000	205,617
Windstream Corp.	7.750	10/01/21	150,000	159,750

Wireless Telecommunication Services 0.4%
Clearwire Communications LLC (S)	12.000	12/01/15	50,000	53,000
Digicel, Ltd. (S)	8.250	09/01/17	100,000	104,250
MetroPCS Wireless, Inc. (S)	6.250	04/01/21	15,000	15,300

Utilities 3.1%				1,337,766

Electric Utilities 2.1%
DPL, Inc.	7.250	10/15/21	200,000	207,000
Electricite de France SA (5.250% to 01/29/2023, then 10
Year Swap Rate + 3.709%) (Q)(S)	5.250	01/29/23	100,000	95,625
Ipalco Enterprises, Inc.	5.000	05/01/18	200,000	208,000
Israel Electric Corp. Ltd. (S)	5.625	06/21/18	200,000	205,085
NextEra Energy Capital Holdings, Inc. (6.650% to
06/15/2017, then 3 month LIBOR + 2.125%)	6.650	06/15/67	30,000	31,650
PNM Resources, Inc.	9.250	05/15/15	100,000	112,250
Southern California Edison Company (6.250% to 02/01/2022,
then 3 month LIBOR + 4.199%) (Q)	6.250	02/01/22	35,000	37,450

Independent Power Producers & Energy Traders 0.6%
AES Corp.	4.875	05/15/23	100,000	95,000
Dynegy, Inc. (S)	5.875	06/01/23	15,000	14,250
NRG Energy, Inc.	8.250	09/01/20	150,000	166,500

Multi-Utilities 0.4%
CMS Energy Corp.	5.050	03/15/22	55,000	59,956

14

Diversified Strategies Fund
Fund’s investments
As of 7-31-13

		Maturity
	Rate (%)	date	Par value^	Value
Utilities (continued)

Integrys Energy Group, Inc. (6.110% to 12/01/2016, then 3
month LIBOR + 2.120%)	6.110	12/01/66	100,000	$105,000

U.S. Government & Agency Obligations 3.2%				$1,408,073

(Cost $1,405,463)

U.S. Government 1.7%				750,469

U.S. Treasury Notes	1.375	06/30/18	750,000	750,469

U.S. Government Agency 1.5%				657,604

Federal National Mortgage Association	4.500	01/01/40	618,625	657,604

Capital Preferred Securities 0.8%				$364,325

(Cost $347,006)

Financials 0.8%				364,325

Fifth Third Capital Trust IV (6.500% to 04/15/2037 then 3
month LIBOR + 1.368%)	6.500	04/15/67	150,000	150,000
MetLife Capital Trust IV (7.875% to 12/15/2037 then 3 month
LIBOR + 3.960%) (S)	7.875	12/15/67	35,000	41,300
MetLife Capital Trust X (9.250% to 04/08/2033, then 3 month
LIBOR + 5.540%) (S)	9.250	04/08/38	30,000	39,900
ZFS Finance USA Trust II (6.450% to 06/15/2016, then 3
month LIBOR + 2.000%) (S)	6.450	12/15/65	100,000	106,500
ZFS Finance USA Trust V (6.500% to 05/09/2017, then 3
month LIBOR + 2.285%) (S)	6.500	05/09/37	25,000	26,625

Convertible Bonds 1.1%				$460,782

(Cost $401,510)

Consumer Discretionary 0.2%				104,906

MGM Resorts International	4.250	04/15/15	90,000	104,906

Financials 0.6%				239,376

MGIC Investment Corp.	2.000	04/01/20	100,000	132,563
Walter Investment Management Corp.	4.500	11/01/19	100,000	106,813

Health Care 0.3%				116,500

Vivus, Inc. (S)	4.500	05/01/20	100,000	116,500

Municipal Bonds 0.1%				$32,486

(Cost $32,305)
State of Illinois, GO	5.100	06/01/33	35,000	32,486

Term Loans (M) 1.9%				$822,197

(Cost $788,624)

Consumer Discretionary 0.5%				237,106

Media 0.3%
Clear Channel Communications, Inc.	3.836	01/29/16	37,381	34,988
Clear Channel Communications, Inc.	6.936	01/30/19	110,259	101,493

Multiline Retail 0.2%
JC Penney Corp., Inc.	6.000	05/21/18	100,000	100,625

15

Diversified Strategies Fund
Fund’s investments
As of 7-31-13

		Maturity
	Rate (%)	date	Par value^	Value

Financials 0.2%				$87,314

Real Estate Investment Trusts 0.2%
iStar Financial, Inc.	4.500	10/16/17	87,042	87,314

Health Care 0.7%				298,012

Health Care Providers & Services 0.7%
Catalent Pharma Solutions, Inc.	6.500	12/29/17	150,000	150,281
National Mentor Holdings, Inc.	6.500	02/09/17	147,363	147,731

Industrials 0.5%				199,765

Aerospace & Defense 0.3%
WP CPP Holdings LLC	4.750	12/27/19	99,500	99,998

Airlines 0.2%
Delta Air Lines, Inc.	4.000	10/18/18	99,500	99,767

Collateralized Mortgage Obligations 4.0%				$1,717,984

(Cost $1,613,342)

Commercial & Residential 3.4%				1,446,585

American Home Mortgage Assets LLC
Series 2006-6, Class XP IO	1.941	12/25/46	1,367,592	100,061
Americold 2010 LLC Trust
Series 2010-ARTA, Class D (S)	7.443	01/14/29	100,000	112,753
Commercial Mortgage Pass Through Certificates
Series 2012-CR5, Class XA IO	1.939	12/10/45	515,454	57,194
Countrywide Alternative Loan Trust
Series 2007-16CB, Class 4A7	6.000	08/25/37	111,890	96,146
Extended Stay America Trust
Series 2013-ESHM, Class M (S)	7.625	12/05/19	100,000	102,139
Fontainebleau Miami Beach Trust
Series 2012-FBLU, Class D (S)	5.007	05/05/27	100,000	102,306
Greenwich Capital Commercial Funding Corp.
Series 2006-GG7, Class AM (P)	5.860	07/10/38	220,000	241,120
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2006-LDP7, Class AM (P)	5.863	04/15/45	250,000	277,327
Motel 6 Trust
Series 2012-MTL6, Class D (S)	3.781	10/05/25	100,000	96,688
UBS-Barclays Commercial Mortgage Trust
Series 2012-C2, Class XA IO (S)	1.808	05/10/63	542,297	51,414
WaMu Mortgage Pass Through Certificates
Series 2005-AR2, Class 2A1B (P)	0.560	01/25/45	26,734	22,896
Series 2005-AR6, Class X IO	1.624	04/25/45	1,728,608	112,152
Wells Fargo Commercial Mortgage Trust
Series 2013-BTC, Class E (P) (S)	3.550	04/16/35	40,000	30,860
Wells Fargo Mortgage Backed Securities Trust
Series 2005-AR5, Class 1A1 (P)	2.666	04/25/35	44,668	43,529

U.S. Government Agency 0.6%				271,399

Federal Home Loan Mortgage Corp.
Series 288, Class IO	3.000	10/15/27	371,106	51,301
Series 4077, Class IK IO	5.000	07/15/42	107,703	27,249
Series K018, Class X1 IO	1.460	01/25/22	405,095	37,404
Series K710, Class X1 IO	1.784	05/25/19	278,846	23,907

16

Diversified Strategies Fund
Fund’s investments
As of 7-31-13

		Maturity
	Rate (%)	date	Par value^	Value

U.S. Government Agency (continued)

Federal National Mortgage Association
Series 2012-118, Class IB IO	3.500	11/25/42	161,220	$36,889
Series 2012-137, Class WI IO	3.500	12/25/32	233,523	46,455
Series 407, Class C6 IO	5.500	01/25/40	157,590	26,692
Government National Mortgage Association
Series 2012-114, Class IO	1.029	01/16/53	226,559	21,502

Asset Backed Securities 1.3%				$553,980

(Cost $519,435)

ACE Securities Corp.
Series 2006-ASP5, Class A2B (P)	0.320	10/25/36	35,932	16,193
Series 2006-ASP5, Class A2C (P)	0.370	10/25/36	31,281	14,175
Series 2006-ASP5, Class A2D (P)	0.450	10/25/36	62,561	28,674
Aegis Asset Backed Securities Trust
Series 2005-4, Class M1 (P)	0.640	10/25/35	75,000	63,372
Argent Securities, Inc.
Series 2006-M2, Class A2C (P)	0.340	09/25/36	170,114	69,720
Asset Backed Securities Corp. Home Equity
Series 2006-HE1, Class A3 (P)	0.390	01/25/36	57,180	52,737
Citicorp Residential Mortgage Securities, Inc.
Series 2007-2, Class A6	5.989	06/25/37	33,981	34,390
Countrywide Asset-Backed Certificates
Series 2004-10, Class AF5B	5.110	02/25/35	59,556	62,394
Dominos Pizza Master Issuer LLC
Series 2012-1A, Class A2 (S)	5.216	01/25/42	117,300	125,474
MASTR Asset Backed Securities Trust
Series 2007-HE2, Class A2 (P)	0.890	08/25/37	25,902	25,212
Morgan Stanley ABS Capital I
Series 2006-HE4, Class A3 (P)	0.340	06/25/36	54,050	35,679
Soundview Home Loan Trust
Series 2006-OPT2, Class A3 (P)	0.370	05/25/36	28,352	25,960

			Shares	Value
Preferred Securities 1.8%				$776,326

(Cost $731,647)

Consumer Discretionary 0.2%				112,365

General Motors Company, Series B, 4.750%			2,250	112,365

Financials 0.6%				252,557

Discover Financial Services, 6.500%			1,100	27,489
PNC Financial Services Group, Inc., 6.125%			2,150	56,438
Regions Financial Corp., 6.375%			1,935	47,659
The Goldman Sachs Group, Inc., 5.500%			1,200	28,487
U.S. Bancorp, 6.000%			1,700	45,305
Wells Fargo & Company, Series L, 7.500%			18	20,934
Weyerhaeuser Company, 6.375%			500	26,245

Industrials 0.4%				173,927

Continental Airlines Finance Trust II, 6.000%			2,835	131,473
United Technologies Corp., 7.500%			662	42,454

Materials 0.2%				$96,462

ArcelorMittal, 6.000%			4,600	96,462

17

Diversified Strategies Fund
Fund’s investments
As of 7-31-13

	Shares	Value

Telecommunication Services 0.3%		118,060

Intelsat SA, 5.750%	2,000	118,060

Utilities 0.1%		22,955

Duke Energy Corp., 5.125%	995	22,955

Affiliated Investment Companies 34.9%		$15,075,670

(Cost $13,810,190)

Alternative 7.9%		3,404,651

John Hancock Funds II (G) 7.9%
Currency Strategies, Class NAV (First Quadrant) (I)	210,340	2,126,533
Global Absolute Return Strategies, Class NAV (Standard
Life)	117,690	1,278,118

Equity 17.0%		7,355,584

John Hancock Funds II (G) 10.0%
Global Real Estate, Class NAV (Deutsche)	49,060	418,972
Capital Appreciation Value, Class NAV (T.Rowe Price)	137,379	1,737,840
Redwood, Class NAV (RCM)	192,639	2,157,553

John Hancock Funds III (G) 7.0%
Global Shareholder Yield, Class NAV (Epoch)	270,091	3,041,219

Fixed Income 10.0%		4,315,435

John Hancock Funds II (G) 10.0%
Asia Total Return Bond, Class NAV (John Hancock1)	273,048	2,585,765
Short Duration Credit Opportunities Fund, Class NAV (Stone Harbor)	167,604	1,729,670

Unaffiliated Investment Companies 3.0%		$1,289,796

(Cost $1,243,889)

Alternative 3.0%		1,289,796

AQR Managed Futures Strategy Fund, Class I	126,824	1,289,796

Total investments (Cost $39,576,047)† 98.1%		$42,398,140

Other assets and liabilities, net 1.9%		$815,482

Total net assets 100.0%		$43,213,622

^The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund. All par values are denominated in U.S. Dollars unless otherwise indicated.

Notes to Portfolio of Investments

1 Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.

IO Interest Only Security – (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.

LIBOR London Interbank Offered Rate

PIK Paid in Kind

USGG U.S. Generic Government Index

(G) The fund's sub-advisor is shown parenthetically.

(I) Non-income producing security.

(M) Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.

18

Diversified Strategies Fund
Fund’s investments
As of 7-31-13

(P) Variable rate obligation. The coupon rate shown represents the rate at period end.

(Q) Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $7,845,096 or 18.2% of the fund's net assets as of 7-31-13.

† At 7-31-13, the aggregate cost of investment securities for federal income tax purposes was $39,625,793. Net unrealized depreciation aggregated $2,772,347, of which $3,108,296 related to appreciated investment securities and $335,949 related to depreciated investment securities.

Investment Companies
Underlying Funds’ Investment Managers

Deutsche Asset Management, Inc.	(Deutsche)
Epoch Investment Partners, Inc.	(Epoch)
First Quadrant, L.P.	(FirstQuadrant)
JohnHancock AssetManagement	(John Hancock1)
RCM Capital Management LLC	(RCM)
Standard Life Investments
(Corporate Funds) Limited	(Standard Life)
Stone Harbor Investment Partners LP	(Stone Harbor)
T. Rowe Price Associates, Inc.	(T. Rowe Price)

19

Diversified Strategies Fund
Statement of assets and liabilities — July 31, 2013

Assets

Investments in unaffiliated issuers, at value
(Cost $25,765,857)	$27,322,470
Investments in affiliated issuers, at value (Cost
$13,810,190)	15,075,670

Total investments, at value (Cost
$39,576,047)	42,398,140

Cash	918,177
Receivable for investments sold	343,924
Dividends and interest receivable	414,695
Other receivables and prepaid expenses	220

Total assets	44,075,156

Liabilities

Payable for investments purchased	816,829
Payable to affiliates
Accounting and legal services fees	921
Transfer agent fees	5,421
Trustees' fees	43
Investment management fees	257
Other liabilities and accrued expenses	38,063

Total liabilities	861,534

Net assets	$43,213,622

Net assets consist of

Paid-in capital	$38,977,459
Undistributed net investment income	842,399
Accumulated net realized gain (loss) on
investments	571,671
Net unrealized appreciation (depreciation) on
investments	2,822,093

Net assets	$43,213,622

Net asset value per share

Based on net asset values and shares
outstanding - the fund has an unlimited number
of shares authorized with no par value
Class A ($33,223,699 ÷ 3,000,000 shares)[1]	$11.07
Class I ($9,989,923 ÷ 900,000 shares)	$11.10

Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$11.65

1 Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements.
20

Diversified Strategies Fund
Statement of operations — For the year ended July 31, 2013

Investment income

Interest	$1,787,370
Income distributions received from affiliated
underlying funds	194,840
Dividends	32,151
Less foreign taxes withheld	(147)

Total investment income	2,014,214

Expenses

Investment management fees	245,846
Distribution and service fees	100,202
Accounting and legal services fees	5,786
Transfer agent fees	69,373
Trustees' fees	431
Professional fees	38,662
Custodian fees	11,814
Registration and filing fees	23,433
Other	2,109

Total expenses	497,656
Less expense reductions and amounts
recaptured	(39,180)

Net expenses	458,476

Net investment income	1,555,738

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	592,332
Investments in affiliated issuers	150,931
Capital gain distributions received from affiliated
underlying funds	126,052
869,315

Change in net unrealized appreciation
(depreciation) of
Investments in unaffiliated issuers	(493,091)
Investments in affiliated issuers	594,793
101,702

Net realized and unrealized gain	971,017

Increase in net assets from operations	$2,526,755

See notes to financial statements.
21

Diversified Strategies Fund
Statements of changes in net assets

	Year ended	Period ended
	7-31-13	7-31-12[1]
Increase (decrease) in net assets

From operations
Net investment income	$1,555,738	$1,267,003
Net realized gain	869,315	534,227
Change in net unrealized appreciation
(depreciation)	101,702	2,720,391

Increase in net assets resulting from
operations	2,526,755	4,521,621

Distributions to shareholders
From net investment income
Class A	(1,269,180)	(298,380)
Class I	(419,031)	(98,865)
From net realized gain
Class A	(528,330)	(48,060)
Class I	(158,490)	(14,418)

Total distributions	(2,375,031)	(459,723)

From fund share transactions	—	39,000,000

Total increase	151,724	43,061,898

Net assets

Beginning of period	43,061,898	—

End of period	$43,213,622	$43,061,898

Undistributed net investment income	$842,399	$926,966
[1] Inception date is 9-30-11.

See notes to financial statements.
22

Diversified Strategies Fund
Financial Highlights

Class A Shares

	Year	Period
	ended	ended
	7-31-13	7-31-12[1]
Per share operating performance

Net asset value, beginning of period	$11.04	$10.00
Net investment income[2]	0.39	0.32
Net realized and unrealized gain on
investments	0.24	0.84

Total from investment operations	0.63	1.16

Less distributions
From net investment income	(0.42)	(0.10)
From net realized gain	(0.18)	(0.02)

Total distributions	(0.60)	(0.12)

Net asset value, end of period	$11.07	$11.04

Total return (%)[3,4]	5.81	11.65[5]

Ratios and supplemental data

Net assets, end of period (in millions)	$33	$33
Ratios (as a percentage of average net
assets):
Expenses before reductions and amounts
recaptured[6]	1.23	1.35[7]
Expenses including reductions and amounts
recaptured[6]	1.14	1.17[7]
Net investment income	3.50	3.60[7]
Portfolio turnover (%)	40	21

1 Inception date for Class A is 9-30-11.
2 Based on the average daily shares outstanding.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
5 Not annualized.
6 Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the underlying funds held by the Fund. The range of expense ratios of the underlying funds held by the fund were as follows: 0.74% to 1.42% and
0.75% to 1.43% for the year ended 7-31-13 and the period ended 7-31-12, respectively.
7 Annualized.

See notes to financial statements.
23

Diversified Strategies Fund
Financial Highlights

Class I Shares

	Year	Period
	ended	ended
	7-31-13	7-31-12[1]
Per share operating performance

Net asset value, beginning of period	$11.06	$10.00
Net investment income[2]	0.43	0.35
Net realized and unrealized gain on
investments	0.25	0.84

Total from investment operations	0.68	1.19

Less distributions
From net investment income	(0.46)	(0.11)
From net realized gain	(0.18)	(0.02)

Total distributions	(0.64)	(0.13)

Net asset value, end of period	$11.10	$11.06

Total return (%)[3]	6.30	11.96[4]

Ratios and supplemental data

Net assets, end of period (in millions)	$10	$10
Ratios (as a percentage of average net
assets):
Expenses before reductions and amounts
recaptured[5]	0.86	0.95[6]
Expenses including reductions and amounts
recaptured[5]	0.77	0.78[6]
Net investment income	3.87	3.99[6]
Portfolio turnover (%)	40	21

1 Inception date for Class I shares is 9-30-11.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the periods shown.
4 Not annualized.
5 Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the underlying funds held by the Fund. The range of expense ratios of the underlying funds held by the fund were as follows: 0.74% to 1.42% and
0.75% to 1.43% for the year ended 7-31-13 and the period ended 7-31-12, respectively.
6 Annualized.

See notes to financial statements.
24

Notes to Financial Statements

Note 1 — Organization

John Hancock Diversified Strategies Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long term total return. The fund has a broad investment mandate that permits it to use an extensive range of investment strategies and to invest in a wide spectrum of equity and fixed-income securities, as well as derivative instruments, in pursuing its investment objective. Under normal market conditions, the fund invests directly in both fixed-income and equity securities and also in shares of underlying investment funds, including exchange-traded funds (ETFs), that invest in a wide range of asset classes.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, printing and postage and state registration fees for each class may differ.

The accounting policies of the John Hancock underlying funds in which the fund invests are outlined in the underlying funds’ shareholder reports, which include the underlying funds’ financial statements, available without charge by calling 800-225-5291, and jhinvestments.com, on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or at the SEC’s public reference room in Washington, DC. The underlying funds are not covered by this report.

Note 2 - Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last quoted bid or evaluated price. Investments by the fund in underlying affiliated funds and/or other open-end management investment companies are valued at their respective net asset values each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, taking into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Certain short-term securities are valued at amortized cost.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees, which include price verification procedures. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using

25

these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund’s investments as of July 31, 2013, by major security category or type:

			Level 2	Level 3
	Total Market		Significant	Significant
	Value at	Level 1 Quoted	Observable	Unobservable
	07-31-13	Price	Inputs	Inputs

Corporate Bonds	$19,896,521	—	$19,871,321	$25,200
U.S. Government & Agency Obligations	1,408,073	—	1,408,073	—
Capital Preferred Securities	364,325	—	364,325	—
Convertible Bonds	460,782	—	460,782	—
Municipal Bonds	32,486	—	32,486	—
Term Loans	822,197	—	822,197	—
Collateralized Mortgage Obligations	1,717,984	—	1,717,984	—
Asset Backed Securities	553,980	—	553,980	—
Preferred Securities	776,326	$616,366	159,960	—
Affiliated Investment Companies	15,075,670	15,075,670	—	—
Unaffiliated Investment Companies	1,289,796	1,289,796	—	—

Total Investments in Securities	$42,398,140	$16,981,832	$25,391,108	$25,200

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends on foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Income and capital gain distributions from underlying funds are recorded on ex-date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Prior to March 27, 2013, the fund participated in a $200 million unsecured line of credit, also with Citibank N.A., with terms otherwise similar to the existing agreement. Commitment fees for the year ended July 31, 2013, were $351. For the year ended July 31 2013, the fund had no borrowings under either line of credit.

26

Expenses. Within the John Hancock Funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage expenses, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of July 31, 2013, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the year ended July 31, 2013, and the period ended July 31, 2012, were as follows:

	July 31, 2013	July 31, 2012

Ordinary Income	$2,354,712	$459,473

Long-Term Capital Gain	$20,319	$250

Total	$2,375,031	$459,723

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2013, the components of distributable earnings on a tax basis included $907,912 of undistributed ordinary income and $555,904 of undistributed long-term capital gain.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital. Short-term gains from underlying funds are treated as ordinary income for tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to amortization and accretion on debt securities.

Note 3 - Guarantees and indemnifications

Under the fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

27

Note 4 – Fees and transactions with affiliates

John Hancock Investment Management Services, LLC (the Advisor) serves as investment advisor for the Trust. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund currently has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: (a) a fee on assets invested in a fund of John Hancock Funds III (JHF III) or John Hancock Funds II (JHFII) and (b) a fee on assets invested in investments other than a fund of JHF III and JHF II (Other Assets). A fee on assets invested in the fund of JHF III and JHF II is stated as an annual percentage of the current value of the aggregate net assets of the fund and is equivalent to the sum of: (a) 0.250% of the first $1,000,000,000 of the fund’s aggregate net assets and (b) 0.225% of the excess of $1,000,000,000 of the fund’s aggregate net assets. The fee on Other Assets is stated as an annual percentage of the current value of the aggregate net assets of the fund and is equivalent to the sum of: (a) 0.700% of the first $1,000,000,000 of the fund’s aggregate net assets and (b) 0.675% of the fund’s aggregate net assets in excess of $1,000,000,000. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

Effective June 1, 2013, the Advisor has contractually agreed to waive a portion of its management fee for certain funds (the Participating portfolios) of the Trust, John Hancock Funds, John Hancock Funds III and John Hancock Variable Insurance Trust. The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the Participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; and 0.015% of that portion of the aggregate net assets of all the Participating portfolios that exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among all the Participating portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has voluntarily agreed to waive fees and/or reimburse certain expenses for each share class of the fund excluding certain expenses such as taxes, brokerage commissions, interest expense, short dividend expense, acquired fund fees, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business. The fee waivers and/or reimbursements are such that these expenses will not exceed 1.22% and 0.80% for Class A and Class I shares, respectively. This voluntary arrangement can be amended or terminated at any time by the Advisor upon notice to the fund.

The Advisor has voluntarily agreed to reduce its management fee for the fund, or if necessary make payment to the fund, in an amount equal to the amount by which the expenses of the fund exceed 0.10% of the average annual net assets (on an annualized basis) of the fund. “Expenses” means all the expenses of the fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) advisory fees, (f) Rule 12b-1 fees, (g) transfer agent fees and service fees, (h) blue sky fees, (i) printing and postage, (j) underlying fund expenses (“acquired fund fees”) and (k) short dividend expense. This voluntary expense reimbursement will continue in effect until terminated at any time by the Advisor on notice to the fund.

The Advisor has voluntarily agreed to waive its advisory fee for the fund so that the aggregate advisory fee retained by the Advisor with respect to both the fund and its underlying investments (after payment of subadvisory fees) does not exceed 0.70% of the fund's first $1.0 billion of average annual net assets and 0.675% of the fund's average annual net assets in excess of $1.0 billion. The Advisor may terminate this voluntary waiver at any time upon notice to the fund.

Subject to shareholder approval, the Advisor has proposed to revise the fund’s advisory fee so that the fund would pay the Advisor: (a) 1.000% of the first $500 million of the fund’s aggregate net assets and (b)

28

0.950% of the excess over $500 million of the fund’s aggregate net assets. The fee would be accrued and paid daily based on the aggregate net assets of the fund. Shareholders of the fund will be asked to approve the amendment to the fund’s advisory fee at a special meeting of shareholders scheduled for September 20, 2013. If shareholders approve the amendments to the fund’s advisory fee, the Advisor has proposed that it will voluntarily agree to reduce its management fee for the fund, or if necessary make payment to the fund, in an amount equal to the amount by which the expenses of Class A and Class I shares of the fund exceed 1.70% and 1.39%, respectively, of the average annual net assets (on an annualized basis) of such class. “Expenses” means all the expenses of the fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) advisory fees, (f) 12b-1 fees, (g) transfer agent fees and service fees, (h) blue sky fees, (i) printing and postage, (j) underlying fund expenses (“acquired fund fees”) and (k) short dividend expense. These voluntary expense reimbursements will continue in effect until terminated at any time by the Advisor on notice to the fund.

Accordingly, the fee waivers and/or expense reimbursements described above amount to $30,124 and $9,056 for Class A and Class I shares, respectively, for the year ended July 31, 2013.

The investment management fees including the impact of waivers and reimbursements described above, incurred for the year ended July 31, 2013, were equivalent to the net effective rate of 0.48% of the fund’s average daily net assets.

Expense recapture. The Advisor may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the beginning of the month in which such reimbursements or waivers originally occurred to the extent that the fund is below its expense limitation during this period. The table below outlines the amounts recovered during the year ended July 31, 2013, and the amount of waived or reimbursed expenses subject to potential recovery and the respective expiration dates.

AMOUNT ELIGIBLE FOR	AMOUNT ELIGIBLE FOR	AMOUNT ELIGIBLE FOR	AMOUNT RECOVERED
RECOVERY THROUGH	RECOVERY THROUGH	RECOVERY THROUGH	DURING THE PERIOD
JULY 1, 2014	JULY 1, 2015	JULY 1, 2016	ENDED JULY 31, 2013

--	$57,148	$40,121	$1,327

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. Accounting and legal services fees incurred for the year ended July 31, 2013, amounted to an annual rate of 0.01% of the fund’s average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund pays 0.30% for Class A shares of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets.

Sales charges. Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended July 31, 2013 there were no CDSCs received by the Distributor for Class A shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services

29

are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock Funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended July 31, 2013, were:

Class	Distribution and service fees	Transfer agent fees

A	$100,202	$58,910

I	--	10,463

Total	$100,202	$69,373

Note 5 – Fund share transactions

Transactions in fund shares for the year ended July 31, 2013, and the period ended July 31, 2012 were as follows:

	Year ended		Period ended
	7-31-13		7-31-12[1]
	Shares	Amount	Shares	Amount

Class A shares
Sold	--	--	3,000,000	$30,000,000
Net increase	--	--	3,000,000	$30,000,000
Class I shares
Sold	--	--	900,000	$9,000,000
Net increase	--	--	900,000	$9,000,000
Net increase	--	--	3,900,000	$39,000,000
[1] Inception date is 9-30-11.

Affiliates of the fund owned 100% of shares of beneficial interest of Class A and Class I, respectively, on July 31, 2013.

Note 6 - Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, amounted to $17,149,206 and $17,782,523, respectively, for the year ended July 31, 2013. Purchases and sales of U.S. Treasury obligations aggregated $1,996,771 and $1,772,748, respectively, for the year ended July 31, 2013.

Note 7 – Investment in affiliated underlying funds

The fund invests in affiliated underlying funds that are managed by the Advisor and its affiliates. The fund does not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the fund’s investment may represent a significant portion of each underlying fund’s net assets. For the year ended July 31, 2013, the fund does not hold 5% or more of an underlying fund’s net assets.

30

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Diversified Strategies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Diversified Strategies Fund (the “Fund”) at July 31, 2013, and the results of its operations for the year then ended, the changes in its net assets for the two periods then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2013 by correspondence with the custodian, agent banks and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 20, 2013

31

Federal Tax Information (Unaudited)

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $20,319 in capital gain dividends.

Eligible shareholders will be mailed a 2013 Form 1099-DIV in early 2014. This will reflect the tax character of all distributions paid in calendar year 2013.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

32

EVALUATION OF ADVISORY AND SUBADVISORY
AGREEMENTS BY THE BOARD OF TRUSTEES

Diversified Strategies Fund

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management Services, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for Diversified Strategies Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on May 16 17, 2013, the Board, including the Trustees who are not considered to be “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period, the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meeting a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for peer groups of similar mutual funds prepared by an independent third party provider of mutual fund data, performance information for relevant indices, and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreement, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and compensation paid to affiliates of the Advisor. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to John Hancock Fund portfolios by the Advisor’s affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of Fund performance and operations throughout the year.

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Nature, extent and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor’s risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of its duties, through Board meetings, discussions, and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a) the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationships, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objective(s), review of brokerage matters including with respect to trade allocation and best execution, and the Advisor’s timeliness in responding to performance issues;

(b) the background, qualifications and skills of the Advisor’s personnel;

(c) the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;

(d) the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund;

(e) the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and

(f) the Advisor’s reputation and experience in serving as an investment adviser to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a) reviewed information prepared by management regarding the fund’s performance;

(b) considered the comparative performance of the fund’s benchmark;

(c) considered the performance of comparable funds, if any, as included in the report prepared by an independent third party provider of mutual fund data. Such report included the fund’s ranking within a smaller group of peer funds and the fund’s ranking within broader groups of funds; and

(d) took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.

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The Board noted that the fund outperformed its peer group average for the one-year and since-inception periods ended December 31, 2012 and underperformed and outperformed its benchmark index and peer group average, respectively, for the one-year and since-inception periods ended December 31, 2012.

The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the fund’s peer group for the one-year period and the fund’s favorable performance since inception, and concluded that the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark.

Fees and expenses. The Board reviewed comparative information prepared by an independent third party provider of mutual fund data, including, among other data, the fund’s contractual and actual advisory fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third party provider, as well as the fund’s ranking within broader groups of funds. In comparing the fund’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative costs.

The Board noted that net management fees for this Fund are lower than the peer group median and that total expenses for this Fund are lower than the peer group median.

The Board also took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also took into account that management had agreed to implement an overall fee waiver across a number of funds in the complex, including for the fund effective June 1, 2013, which is discussed further below. The Board also noted management’s discussion of the fund’s expenses and that the fund has a voluntary fee waiver and/or expense reimbursement which reduces certain expenses of the fund and that such waiver is not reflected in the comparative fee information. The Board reviewed information provided by the Advisor concerning investment advisory fees charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

In addition, the Trustees reviewed the advisory fee to be paid to the Advisor for the fund and concluded that the advisory fee is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying portfolios of the fund and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a fund of funds and those of its underlying portfolios.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor’s relationship with the Trust, the Board:

(a) reviewed financial information of the Advisor;

(b) reviewed and considered an analysis presented by the Advisor regarding the net profitability to the Advisor and its affiliates, of the fund;

(c) received and reviewed profitability information with respect to the John Hancock fund complex as a whole;

(d) received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data;

(e) considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax

35

benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability analysis reviewed by the Board;

(f) considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;

(g) noted that the fund’s Subadvisor is an affiliate of the Advisor;

(h) noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, respectively, and that the Trust’s distributor also receives Rule 12b-1 payments to support distribution of the fund;

(i) noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;

(j) noted that the subadvisory fees for the fund are paid by the Advisor;

(k) the Board noted that the advisory fee is in addition to the fees received by the Advisor and its affiliates with regard to the underlying portfolios in which the fund invests; and

(l) considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor), from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders, the Board:

(a) with respect to each fund in the John Hancock fund complex, including the fund, (except those listed below), considered that the Advisor has agreed, effective June 1, 2013, to waive its management fee for the fund and each of the open-end funds of John Hancock Funds II, John Hancock Funds III, each other John Hancock Fund (except those listed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement): The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less than or equal to $125 billion, 0.0125% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $125 billion but is less than or equal to $150 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $150 billion. (The John Hancock Funds that are not Participating Portfolios as of the date of this report are each of the fund of funds, money market funds, index funds and closed-end funds);

(b) reviewed the Trust’s advisory fee structure and the incorporation therein of any subadvisory fee breakpoints in the advisory fees charged and concluded that (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and

(c) the Board also considered the effect of the fund’s growth in size on its performances and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreements

In making its determination with respect to approval of the Subadvisory Agreements, the Board reviewed:

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(1) information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

(2) the historical and current performance of the fund and comparative performance information relating to the fund’s benchmark and comparable funds; and

(3) the subadvisory fee for the fund, including any breakpoints, and comparative fee information, where available, prepared by an independent third party provider of mutual fund data.

Nature, extent and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed by it to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund which is consistent with the fund’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. The Board also took into account the sub-advisory fees paid by the Advisor to fees charged by the fund’s Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s respective peer group and benchmark and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.

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The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1) The Subadvisor has extensive experience and demonstrated skills as a manager;

(2) The performance of the fund generally has been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark and the fund’s overall performance is satisfactory;

(3) The subadvisory fees are reasonable in relation to the level and quality of services being provided; and

(4) Subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

In addition, the Trustees reviewed the subadvisory fee to be paid to the Subadvisor for the fund and concluded that the subadvisory fee is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the subadvisory agreements for the underlying portfolios in which the fund invests and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a fund of funds and those of the underlying portfolios.

* * *

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

EVALUATION OF ADVISORY AND SUBADVISORY
AGREEMENT AMENDMENTS BY THE BOARD OF TRUSTEES

Diversified Strategies Fund

At an in-person meeting held on June 24 26, 2013 (the June Meeting), the Board, including a majority of the Independent Trustees, approved the proposed Advisory Agreement Amendment and Subadvisory Agreement Amendment for the fund. At the June Meeting, the Board took into account certain information and materials that the Board received and considered in connection with the annual evaluation of the Advisory and Subadvisory Agreements conducted at the in-person meeting held on May 16 17, 2013 (the May Meeting).

At the June Meeting, the Board revisited the factors it previously considered at the May Meeting to the extent relevant to the proposed Advisory Agreement Amendment and Subadvisory Agreement Amendment. The Board also took into account other factors it considered relevant in its evaluation of the Amendments, including the potential benefits that the fund and its shareholders may realize from a global absolute return strategy.

At the June Meeting, the Board reviewed all information it considered reasonably necessary to evaluate the Amendments pursuant to Sections 15(a) and (c) of the 1940 Act, including the nature, extent and quality of services provided by the Advisor and the Subadvisor, including the Advisor’s and Subadvisor’s history and experience providing investment services to the fund and their experience managing other open-end funds in a similar strategy. The Board considered the quality and depth of the investment professionals having principal investment responsibility for the fund and the investment performance record of the fund. The Board also considered the investment professionals’ experience and performance record in managing other portfolios with investment styles similar to that of the fund, and was generally satisfied with their performance.

In addition to evaluating the nature, extent and quality of services provided by the Advisor and the Subadvisor, the Board further considered that the Advisor and Subadvisor would be responsible for managing the fund pursuant to a global absolute return strategy by investing directly in equity and fixed-income securities, and other investments, rather than as a fund of funds. The Board took into account management’s explanation that the

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fund’s current advisory and subadvisory fees are not commensurate with the nature and level of services that the Advisor and Subadvisor will provide to the fund under its broader investment techniques that allow for direct investments in equity and fixed-income securities, as well as certain derivative instruments. The Board noted that under the fund’s current investment strategy as a fund of funds, the Advisor receives both advisory fees from the fund as well as advisory fees from the underlying funds, and that under the fund’s revised investment strategy the Advisor would no longer receive these underlying fund fees. The Board also noted that the fund is currently in development, and there are currently no unaffiliated shareholders of the fund.

The Board reviewed the fund’s proposed contractual management fee rate payable by the fund to the Advisor as compared to the other funds in its expense group with similar global absolute return strategies and the investment subadvisory fee rate payable by the Advisor to the Subadvisor for investment subadvisory services provided to funds with a similar investment mandate. The Board noted that the fund’s proposed management fee rate, which includes both advisory and administrative costs, was below the average of its Lipper absolute return and Morningstar multi-alternative categories. he Board noted that the fund’s proposed subadvisory fees were above the average of its respective Lipper and Morningstar categories, but took into account the limited size of these peer groups and noted that the fund’s subadvisory fees are paid by the Advisor and not by the fund. The Board considered the services to be provided under the global absolute return strategy and the fees charged by the Advisor to another fund with a similar investment mandate. The Board considered the expense ratio of the fund under both the current and proposed fee structures. The Board also noted that the fund’s estimated net expenses were below the average of its respective Lipper and Morningstar categories. The Board also took into account that the Advisor was proposing to implement voluntary expense limitations on the fund’s total expenses. The Board also received information about the investment subadvisory fee rate payable by the Advisor to the Subadvisor for investment subadvisory services provided to funds with similar global absolute return strategies. The Board concluded that the fees proposed to be charged by the Advisor and the Subadvisor were reasonable.

The Board took into account management’s discussion regarding the Advisor’s and its affiliates’ anticipated profitability under the proposed fee structure. The Board considered that the proposed fee structure was similar to that of other JHF II funds that do not operate as funds of funds. The Board concluded that the Advisor and its affiliates’ anticipated level of profitability from their relationship with the fund is reasonable and not excessive.

With respect to the Advisory Agreement Amendment and the Subadvisory Agreement Amendment, the Board considered the extent to which economies of scale might be realized as the assets of the fund increase. The Board noted that the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund.

Based on its review, the Board, including the Independent Trustees, determined that the terms of the Advisory Agreement Amendment and Subadvisory Agreement Amendment, including the proposed advisory and subadvisory fee rates, were fair and reasonable and in the best interest of the fund and its shareholders, and the Board, including a majority of the Independent Trustees, approved the Advisory Agreement Amendment and Subadvisory Agreement Amendment.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James M. Oates, Born: 1946	2012	231

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director,
Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc.
(formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial
(since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River
Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock retail funds (since 2012); Trustee (2005–2006 and since
2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and
Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson
of the Board (since 2005), John Hancock Funds II.

Charles L. Bardelis,[3] Born: 1941	2012	231

Director, Island Commuter Corp. (marine transport). Trustee, John Hancock retail funds (since 2012);
Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance
Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[3] Born: 1942	2012	231

Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant;
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln
Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010);
former Director, PMA Capital Corporation (2004–2010). Trustee, John Hancock retail funds (since 2012);
Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance
Trust and John Hancock Funds II (since 2005).

William H. Cunningham,[2] Born: 1944	1994	231

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas
System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since
2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance);
Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former
Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition
Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley)
(until 2009); former Advisory Director, JPMorgan Chase Bank (formerly Texas Commerce Bank–Austin)
(until 2009). Trustee, John Hancock retail funds (since 1986); Trustee, John Hancock Variable Insurance
Trust (since 2012); Trustee, John Hancock Funds II (since 2012 and 2005–2006).

Grace K. Fey, Born: 1946	2012	231

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President,
Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

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Diversified Strategies Fund | Annual report

Independent Trustees (continued)

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Theron S. Hoffman,[3] Born: 1947	2012	231

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner, and Operating Head,
Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000). Trustee, John Hancock retail funds (since 2012); Trustee,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson,[2] Born: 1952	2008	231

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation
(since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange
(2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).
Trustee, John Hancock retail funds (since 2008); Trustee of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Hassell H. McClellan, Born: 1945	2012	231

Associate Professor, The Wallace E. Carroll School of Management, Boston College (since 1984);
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director,
The Barnes Group (since 2010). Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock
Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2005).

Steven R. Pruchansky,[2] Born: 1944	1991	231

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011–2012),
John Hancock retail funds; Trustee and Vice Chairperson of the Board, John Hancock retail funds,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

Gregory A. Russo,[2] Born: 1949	2009	231

Director and Audit Committee Chairman (since 2012) and Member, Audit Committee and Finance
Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006);
Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester
County, New York, Chamber of Commerce (1986–1992); Director, Treasurer and Chairman of
Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of
Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).
Trustee, John Hancock retail funds (since 2008); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

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Annual report | Diversified Strategies Fund

Non-Independent Trustees[4]

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James R. Boyle, Born: 1959	2012	231

Senior Executive Vice President, John Hancock Financial Services (1999–2012, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock
Investment Management Services, LLC (2005–2010). Trustee, John Hancock retail funds (since 2012 and
2005–2010), Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Craig Bromley,[2] Born: 1966	2012	231

President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General
Manager, U.S. Division, John Hancock Financial Services (since 2012); President and Chief Executive
Officer, Manulife Insurance Company (Manulife (Japan) (2005–2012), including prior positions).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Warren A. Thomson,[2] Born: 1955	2012	231

Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The
Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife
Asset Management (since 2001, including prior positions); Director (since 2006), and President and
Chief Executive Officer of Manulife Asset Management Limited (since 2013); Director and Chairman,
Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds, John Hancock
Variable Insurance Trust and John Hancock Funds II (since 2012).

Principal officers who are not Trustees

Name, year of birth		Officer
Position(s) held with fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Hugh McHaffie, Born: 1959		2009

President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services,
LLC and John Hancock Funds, LLC (since 2010); President, John Hancock Advisers, LLC (since 2012);
President, John Hancock Investment Management Services, LLC (since 2010). President (since 2012) and former Trustee (2010–2012), John Hancock retail funds; President, John Hancock Variable Insurance
Trust and John Hancock Funds II (since 2009).

Andrew G. Arnott, Born: 1971		2009

Executive Vice President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice
President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive
Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); Executive Vice
President, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2007, including prior positions).

Thomas M. Kinzler, Born: 1955		2006

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2006).

42
Diversified Strategies Fund | Annual report

Principal officers who are not Trustees (continued)

Name, year of birth	Officer
Position(s) held with fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2007).

Salvatore Schiavone, Born: 1965	2009

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust and John Hancock Funds II (since 2010 and 2007–2009, including prior positions).

John Hancock retail funds is comprised of John Hancock Funds III and 34 other John Hancock funds consisting of 24 series of other John Hancock trusts and 10 closed-end funds.

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation or removal.

2 Became a Trustee of the Trust effective December 1, 2012.

3 Member of Audit Committee.

4 Because Messrs. Bromley and Thomson are senior executives or directors and Mr. Boyle held prior positions as a senior executive and director of the Advisor and/or its affiliates, each of them is considered an “interested person,” as defined in the Investment Company Act of 1940, of the Trust.

43
Annual report | Diversified Strategies Fund

More information

Trustees	Investment adviser
James M. Oates, Chairperson	John Hancock Investment Management Services, LLC
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*	Investment subadviser
James R. Boyle†	John Hancock Asset Management a division of
Craig Bromley†	Manulife Asset Management (US) LLC
Peter S. Burgess*
William H. Cunningham	Principal distributor
Grace K. Fey	John Hancock Funds, LLC
Theron S. Hoffman*
Deborah C. Jackson	Custodian
Hassell H. McClellan	State Street Bank and Trust Company
Gregory A. Russo
Warren A. Thomson†	Transfer agent
John Hancock Signature Services, Inc.

Officers	Legal counsel
Hugh McHaffie	K&L Gates LLP
President
Andrew G. Arnott	Independent registered
Executive Vice President	public accounting firm
Thomas M. Kinzler	PricewaterhouseCoopers LLP
Secretary and Chief Legal Officer
Francis V. Knox, Jr.
Chief Compliance Officer
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer

* Member of the Audit Committee

† Non-Independent Trustee

The fund’s proxy voting policies and procedures, as well as the fund’s proxy voting record, if any, for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site at www.jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Investment Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

44

John Hancock

China Emerging Leaders Fund

Annual Report
7.31.13

John Hancock China Emerging Leaders Fund

Table of Contents

Management's discussion of fund performance	Page 3
A look at performance	Page 4
Your expenses	Page 6
Portfolio summary	Page 7
Fund's investments	Page 8
Financial statements	Page 11
Financial highlights	Page 14
Notes to financial statements	Page 17
Auditors report	Page 23
Federal tax information	Page 24
Trustees and Officers	Page 32
More information	Page 36

John Hancock China Emerging Leaders Fund

Management’s Discussion of Fund Performance

By Atlantis Investment Management (Hong Kong) Ltd.

The Chinese equity market rallied during the 12 months ended July 31, 2013, amid ongoing volatility. Global equity markets struggled for traction at the beginning of the period amid the run-up to the U.S. presidential election, as investors began to focus on the nation’s looming fiscal cliff and increasing concerns over the eurozone outlook. The start of 2013 was marked by a boost in investors’ confidence, and the overall positive purchasing managers’ reports suggested that the manufacturing sector ended 2012 on an optimistic note. China’s economy demonstrated robust export and import data in January, surprising the market on the upside, and inflation in that country continued to recede. However, the Chinese equity market slumped in March and April, as did the Hong Kong market, amid uncertainties arising from the isolated bird flu outbreak in China, and the implications of further cooling measures imposed on China and Hong Kong property markets. In June, short-term money market rates skyrocketed as the country was hit by an unprecedented cash crunch, and equities plummeted, recovering slightly since.

For the 12 months ended July 31, 2013, the fund’s Class A shares declined 3.96%, excluding sales charges, trailing the 8.20% return of its benchmark, the MSCI China Index, and the average 14.53% return of Morningstar, Inc.’s China region fund category. † Stock selection in the consumer, industrials, and materials sectors detracted the most from the fund’s relative performance, while the fund’s sector allocations, specifically overweights in the consumer and utilities sectors, and underweights in energy and telecommunication services, slightly offset the relative shortfall. Among the top individual detractors from performance were China Metal Recycling Holdings, Inc. in the materials sector, Silver Base Group Holdings, Ltd. in consumer discretionary and China Foods, Ltd. in consumer staples. China Metal Recycling has been suspended from trading since late January 2013 due to fraud allegations and has been written down to reflect its fair value. Silver Base is a leading wine distributor which suffered from short term negative sentiments in the sector due to a government clamp down on liquor and luxury goods consumption by public sector employees. China Foods is a diversified food and beverage company which also has exposure to wine and suffered margin squeeze in their edible oil business.

This commentary reflects the views of the portfolio manager through the end of the period discussed in this report. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.Past performance is no guarantee of future results.

International investing involves special risks such as political, economic, and currency risks and differences in accounting standards and financial reporting. Although they are larger and/or more established than many emerging markets, the markets of China function in many ways as emerging markets, and carry the high levels of risk associated with emerging markets. These include higher inflation, interest rates, and unemployment as well as greater social, economic, regulatory and political uncertainties than more developed countries. For these and other risks, please see the fund’s prospectus.

† Figures from Morningstar, Inc. include distributions reinvested and do not take into account sales charges. Actual load-adjusted performance is lower.

3

A look at performance

Total returns for the period ended July 31, 2013

	Average annual total returns (%)				Cumulative total returns (%)
	with maximum sales charge				with maximum sales charge

				Since				Since
	1-year	5-year	10-year	inception[1]	1-year	5-year	10-year	inception[1]

Class A	–8.76	—	—	–9.70	–8.76	—	—	–15.00

Class I2	–3.61	—	—	–6.38	–3.61	—	—	–9.97

Class NAV[2]	–3.41	—	—	–6.27	–3.41	—	—	–9.79

Index†	8.20	—	—	8.53	8.20	—	—	13.92

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 5.00%.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. For all classes the net expenses equal the gross expenses. The expense ratios are as follows:

	Class A	Class I	Class NAV
Net/Gross (%)	1.83	1.44	1.34

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund’s website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

† Index is the MSCI China Index.

See the following page for footnotes.

4
China Emerging Leaders Fund | Annual report

		With maximum	Without
	Start date	sales charge	sales charge	Index

Class I2	12-29-11	$9,003	$9,003	$11,392

Class NAV[2]	12-29-11	9,021	9,021	11,392

MSCI China Index (gross of foreign withholding taxes on dividends) is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure large and mid cap equity market performance in China.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values if they did.

Footnotes related to performance pages

1 From 12-29-11.

2 For certain types of investors as described in the fund’s prospectuses.

5
Annual report | China Emerging Leaders Fund

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding your fund expenses

As a shareholder of the fund, you incur two types of costs:

• Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

• Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on February 1, 2013, with the same investment held until July 31, 2013.

	Account value	Ending value	Expenses paid during
	on 2-1-13	on 7-31-13	period ended 7-31-13[1]

Class A	$1,000.00	$793.60	$7.65

Class I	1,000.00	794.90	6.10

Class NAV	1,000.00	795.80	5.61

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2013, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Example

[ My account value $8,600.00 / $1,000.00 = 8.6 ] x $[ “expenses paid” from table ] = My actual expenses

Hypothetical example for comparison purposes

This table allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund’s actual return). It assumes an account value of $1,000.00 on February 1, 2013, with the same investment held until July 31, 2013. Look in any other fund shareholder report to find it’s hypothetical Example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 2-1-13	on 7-31-13	period ended 7-31-13[1]

Class A	$1,000.00	$1,016.30	$8.60

Class I	1,000.00	1,018.00	6.85

Class NAV	1,000.00	1,018.50	6.31

Remember, these examples do not include any transaction costs; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the fund's annualized expense ratio of 1.72%, 1.37% and 1.26% for Class A, Class I and Class NAV shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

China Emerging Leaders Fund
As of 7-31-13
Portfolio Summary

Top 10 Holdings (44.0% of Net Assets on 7-31-13)[1,2]
NQ Mobile, Inc., Class A	5.7%
Renhe Commercial Holdings Company, Ltd.	5.4%
China Yurun Food Group, Ltd.	5.3%
Silver Base Group Holdings, Ltd.	4.4%
Hua Han Bio-Pharmaceutical Holdings, Ltd., H Shares	4.4%
iShares Asia Trust Fund	4.2%
People's Insurance Company Group of China, Ltd., H Shares	4.1%
Haier Electronics Group Company, Ltd.	3.8%
China Resources Power Holdings, Ltd.	3.5%
Biosensors International Group, Ltd.	3.2%

Country Concentration[1]
China	52.1%
Hong Kong	38.9%
United States	3.2%
Singapore	3.2%
Bermuda	2.3%
Mongolia	0.3%

Sector Composition[1,3]
Financials	18.1%
Consumer Discretionary	14.3%
Consumer Staples	12.9%
Industrials	12.2%
Health Care	9.6%
Information Technology	9.0%
Utilities	8.5%
Telecommunication Services	5.0%
Materials	3.9%
Energy	3.3%
Short-Term Investments & Other	3.2%

1 As a percentage of net assets on 7-31-13.

2 Cash and cash equivalents not included.

3 Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors. International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. Although they are larger and/or more established than many emerging markets, the markets of China function in many ways as emerging markets and carry the high levels of risk associated with emerging markets.

7

China Emerging Leaders Fund
Fund’s investments
As of 7-31-13

	Shares	Value

Common Stocks 90.3%		$299,464,493

(Cost $344,918,776)

China 52.1%		172,799,052

Beijing Capital International Airport Company, Ltd., H Shares	11,000,000	6,804,784
China Communications Construction Company, Ltd., H Shares	10,000,000	7,626,115
China Communications Services Corp., Ltd., H Shares	10,000,000	6,533,707
China Harmony Auto Holding, Ltd. (I)	5,000,000	3,939,089
China Qinfa Group, Ltd.	10,000,000	708,643
China Shipping Container Lines Company, Ltd., H Shares (I)	13,000,000	3,148,412
China Telecom Corp., Ltd., H Shares	20,000,000	9,934,107
China Yurun Food Group, Ltd. (I)	25,000,000	17,493,012
Chinasoft International, Ltd. (I)	20,500,000	5,544,088
CITIC Securities Company, Ltd., H Shares	2,200,000	4,138,301
Fosun International, Ltd.	2,500,000	1,892,597
Guangzhou Shipyard International Company, Ltd., H Shares	3,000,000	2,490,747
Huadian Power International Corp., H Shares	13,000,000	5,996,299
Huili Resources Group, Ltd. (I)	12,000,000	2,999,949
Inner Mongolia Yitai Coal Company, H Shares	3,500,000	6,782,969
NQ Mobile, Inc., Class A (I)(R)	6,250,000	18,789,919
People's Insurance Company Group of China, Ltd., H Shares	30,000,000	13,452,205
Ping An Insurance Group Company, H Shares	1,000,000	6,468,729
Renhe Commercial Holdings Company, Ltd. (I)	300,000,000	17,785,432
Sany Heavy Equipment International Holdings Company, Ltd.	13,000,000	3,821,818
Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	7,000,000	6,600,529
Sinopec Engineering Group Company, Ltd. (I)	4,000,000	5,278,958
Tencent Holdings, Ltd.	120,000	5,439,139
Xiao Nan Guo Restaurants Holdings, Ltd.	25,000,000	3,731,188
Zhaojin Mining Industry Company, Ltd., H Shares	8,000,000	5,398,316

Hong Kong 34.7%		114,934,398

China Foods, Ltd.	20,000,000	7,836,838
China Mengniu Dairy Company, Ltd.	2,500,000	10,025,680
China Metal Recycling Holdings, Ltd. (I)	15,000,000	0
China Power International Development, Ltd.	7,000,000	2,955,876
China Resources Power Holdings, Ltd.	5,000,000	11,620,728
China Water Affairs Group, Ltd.	22,000,000	7,509,314
ChinaVision Media Group, Ltd. (I)	50,000,000	3,056,398
Far East Global Group, Ltd. (I)	15,000,000	4,734,885
Gemdale Properties and Investment Corp., Ltd. (I)	12,000,000	1,560,862
Glorious Property Holdings, Ltd. (I)	10,000,000	1,443,165
Haier Electronics Group Company, Ltd.	7,000,000	12,634,338
Hao Tian Resources Group, Ltd. (I)	35,000,000	1,534,280
Hua Han Bio-Pharmaceutical Holdings, Ltd., H Shares	55,000,000	14,600,587
Ming Fung Jewellery Group, Ltd. (I)	83,000,000	2,567,760
Silver Base Group Holdings, Ltd. (V)	75,000,000	14,685,953
Silver Grant International, Ltd.	10,000,000	1,391,709
Tianjin Development Holdings, Ltd. (I)	5,000,000	2,798,426
Tibet 5100 Water Resources Holdings, Ltd.	10,000,000	3,763,778
Viva China Holdings, Ltd. (I)	120,000,000	6,654,650
Wison Engineering Services Company, Ltd. (I)	8,000,000	3,559,171

Mongolia 0.3%		1,105,199

Mongolian Mining Corp. (I)	5,333,000	1,105,199

See notes to financial statements

8

China Emerging Leaders Fund
Fund’s investments
As of 7-31-13

		Shares	Value

Singapore 3.2%			10,625,844

Biosensors International Group, Ltd.		13,000,000	10,625,844

		Shares	Value

Participation Notes (K) 2.3%			$7,515,251

(Cost $12,406,341)

Bermuda 2.3%			7,515,251

Anhui Quanchai Engine Company, A Shares (Expiration Date: 3-30-17; Counterparty:
CLSA Asia-Pacific Markets) (I)		3,000,111	3,891,510
Wuliangye Yibin Company, Ltd. (Expiration Date: 12-11-13; Counterparty: CLSA Asia-
Pacific Markets) (I)(S)		1,172,018	3,623,741

Exchange-Traded Funds 4.2%			$13,825,004

(Cost $15,110,031)

Hong Kong 4.2%			13,825,004

iShares Asia Trust Fund		12,000,000	13,825,004

	Yield (%)	Shares	Value

Short-Term Investments 2.9%			$9,616,411

(Cost $9,616,411)

Money Market Funds 2.9%			9,616,411

State Street Institutional Liquid Reserves Fund	0.0767(Y)	9,616,411	9,616,411

Total investments (Cost $382,051,559)† 99.7%			$330,421,159

Other assets and liabilities, net 0.3%			$1,118,852

Total net assets 100.0%			$331,540,011

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.

(I) Non-income producing security.

(K) Underlying issuer is shown parenthetically in security description.

(R) Direct placement securities are restricted to resale and the fund has limited rights to registration under the Securities Act of 1933.

	Original		Beginning	Ending	Value as a
Issuer, Description	acquisition	Acquisition cost	share	share	percentage of	Value as of
	date		amount	amount	fund’s net assets	7-31-13

NQ Mobile, Inc.,	07/02/2013	$10,000,000	6,250,000	6,250,000	5.67%	$18,789,919
Class A

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

(V) The fund owns 5% or more of the outstanding voting shares of the issuer and the security is considered an affiliate of the fund. For more information on this security refer to the Notes to the financial statements.

(Y) The rate shown is the annualized seven-day yield as of 7-31-13.

See notes to financial statements

9

China Emerging Leaders Fund
Fund’s investments
As of 7-31-13

† At 7-31-13, the aggregate cost of investment securities for federal income tax purposes was $382,075,674. Net unrealized depreciation aggregated $51,654,515, of which $28,869,071 related to appreciated investment securities and $80,523,586 related to depreciated investment securities.

The fund had the following sector composition as a percentage of total net assets on 7-31-13:

Financials	18.1%
Consumer Discretionary	14.3%
Consumer Staples	12.9%
Industrials	12.2%
Health Care	9.6%
Information Technology	9.0%
Utilities	8.5%
Telecommunication Services	5.0%
Materials	3.9%
Energy	3.3%
Short-Term Investments & Other	3.2%

Total	100.0%

See notes to financial statements

10

China Emerging Leaders Fund

Statement of Assets and Liabilities — July 31, 2013

Assets

Investments in unaffiliated issuers, at value
(Cost $352,740,351)	$315,735,206
Investments in affiliated issuers, at value (Cost
$29,311,208)	14,685,953

Total investments, at value (Cost
$382,051,559)	330,421,159

Foreign currency, at value (Cost $9,819)	9,818
Dividends and interest receivable	1,394,495
Other receivables and prepaid expenses	1,613

Total assets	331,827,085

Liabilities

Payable for investments purchased	134,752
Payable to affiliates
Accounting and legal services fees	6,593
Transfer agent fees	20
Trustees' fees	286
Other liabilities and accrued expenses	145,423

Total liabilities	287,074

Net assets	$331,540,011

Net assets consist of

Paid-in capital	$372,241,877
Undistributed net investment income	1,152,273
Accumulated net realized gain (loss) on
investments and foreign currency transactions	9,775,774
Net unrealized appreciation (depreciation) on
investments and translation of assets and
liabilities in foreign currencies	(51,629,913)

Net assets	$331,540,011

Net asset value per share

Based on net asset values and shares
outstanding-the Fund has an unlimited number
of shares authorized with no par value
Class A ($86,502 ÷ 10,000 shares) [1]	$8.65
Class I ($86,818 ÷ 10,000 shares)	$8.68
Class NAV ($331,366,691 ÷ 38,145,070 shares)	$8.69

Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$9.11

1 Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements

11

China Emerging Leaders Fund

Statement of Operations — For the Year Ended July 31, 2013

Investment income

Dividends	$5,471,873
Interest	18,651
Less foreign taxes withheld	(299,323)

Total investment income	5,191,201

Expenses

Investment management fees	3,513,696
Distribution and service fees	296
Accounting and legal services fees	41,893
Transfer agent fees	278
Trustees' fees	3,703
Professional fees	53,865
Custodian fees	389,197
Registration and filing fees	57,709
Other	4,545

Total expenses	4,065,182

Less expense reductions	(12,366)

Net expenses	4,052,816

Net investment income	1,138,385

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	14,536,487
Foreign currency transactions	(587)

14,535,900

Change in net unrealized appreciation
(depreciation) of
Investments in unaffiliated issuers	(12,673,118)
Investments in affiliated issuers	(14,625,255)
Translation of assets and liabilities in foreign
currencies	551

(27,297,822)

Net realized and unrealized loss	(12,761,922)

Decrease in net assets from operations	$(11,623,537)

See notes to financial statements

12

China Emerging Leaders Fund

Statements of Changes in Net Assets

	Year ended	Period ended
	7/31/13	7/31/12[1]

Increase (decrease) in net assets

From operations
Net investment income	$1,138,385	$838,340
Net realized gain	14,535,900	6,354,139
Change in net unrealized appreciation
(depreciation)	(27,297,822)	(24,332,091)

Decrease in net assets resulting from
operations	(11,623,537)	(17,139,612)

Distributions to shareholders
From net investment income
Class I	(256)	—
Class NAV	(1,058,174)	—
From net realized gain
Class A	(3,558)	—
Class I	(3,558)	—
Class NAV	(10,873,251)	—

Total distributions	(11,938,797)	—

From Fund share transactions	70,372,684	301,869,273

Total increase	46,810,350	284,729,661

Net assets

Beginning of year	284,729,661	—

End of year	$331,540,011	$284,729,661

Undistributed net investment income	$1,152,273	$798,129

1 The inception date is 12-29-11.

See notes to financial statements

13

China Emerging Leaders Fund
Financial Highlights

Class A Shares

		7-31-13		7-31-12[1]
Per share operating performance

Net asset value, beginning of period		$9.32		$10.00
Net investment income (loss) [2]		(0.02)		0.02
Net realized and unrealized loss on
investments		(0.29)		(0.70)

Total from investment operations		(0.31)		(0.68)

Less distributions
From net realized gain		(0.36)		—

Total distributions		(0.36)		—

Net asset value, end of period		$8.65		$9.32

Total return (%)[3,4]		(3.96)		(6.80)[5]

Ratios and supplemental data

Net assets, end of period (in millions)	$	— [6]	$	— [6]
Ratios (as a percentage of average net
assets):
Expenses before reductions		1.75		1.83[7]
Expenses including reductions and amounts
recaptured		1.76		1.80[7]
Net investment income (loss)		(0.20)		0.35[7]
Portfolio turnover (%)		51		35

1 The inception date for Class A shares is 12-29-11.
2 Based on the average daily shares outstanding.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
5 Not annualized.
6 Less than $500,000.
7 Annualized.

See notes to financial statements	China Emerging Leaders Fund
14

China Emerging Leaders Fund
Financial Highlights

Class I Shares

		7-31-13		7-31-12[1]
Per share operating performance

Net asset value, beginning of period		$9.34		$10.00
Net investment income[2]		0.02		0.04
Net realized and unrealized loss on
investments		(0.29)		(0.70)

Total from investment operations		(0.27)		(0.66)

Less distributions
From net investment income		(0.03)		—
From net realized gain		(0.36)		—

Total distributions		(0.39)		—

Net asset value, end of period		$8.68		$9.34

Total return (%)[3]		(3.61)		(6.60)[4]

Ratios and supplemental data

Net assets, end of period (in millions)	$	— [5]	$	— [5]
Ratios (as a percentage of average net
assets):
Expenses before reductions		1.37		1.44[6]
Expenses including reductions and amounts
recaptured		1.37		1.44[6]
Net investment income		0.19		0.72[6]
Portfolio turnover (%)		51		35

1 The inception date for Class I shares is 12-29-11.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
4 Not annualized.
5 Less than $500,000.
6 Annualized.

See notes to financial statements	China Emerging Leaders Fund
15

China Emerging Leaders Fund
Financial Highlights

Class NAV Shares

	7-31-13	7-31-12[1]
Per share operating performance

Net asset value, beginning of period	$9.34	$10.00
Net investment income[2]	0.04	0.05
Net realized and unrealized loss on
investments	(0.30)	(0.71)

Total from investment operations	(0.26)	(0.66)

Less distributions
From net investment income	(0.03)	—
From net realized gain	(0.36)	—

Total distributions	(0.39)	—

Net asset value, end of period	$8.69	$9.34

Total return (%)[3]	(3.41)	(6.60)[4]

Ratios and supplemental data

Net assets, end of period (in millions)	$331	$285
Ratios (as a percentage of average net
assets):
Expenses before reductions	1.27	1.34[5]
Expenses including reductions and amounts
recaptured	1.27	1.34[5]
Net investment income	0.36	0.84[5]
Portfolio turnover (%)	51	35

1 The inception date for Class NAV shares is 12-29-11.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
4 Not annualized.
5 Annualized.

See notes to financial statements	China Emerging Leaders Fund
16

China Emerging Leaders Fund
Notes to Financial Statements

Note 1 — Organization

John Hancock China Emerging Leaders Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to achieve long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, printing and postage and state registration fees for each class may differ.

Note 2 - Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities, held by the fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last quoted bid or evaluated price. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees, which include price verification procedures. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of trading on the NYSE. Significant market events that affect the values of foreign securities may occur between the time when the valuation of the securities is generally determined and the close of the NYSE. During significant market events, these securities will be valued at fair value, as determined in good faith, following procedures established by the Board of Trustees. The fund may use a fair valuation model to value foreign securities in order to adjust for events that may occur between the close of foreign exchanges and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily

17

an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. Securities with a market value of approximately $10,626,324 at the beginning of the year were transferred from Level 2 to Level 3 during the period due to suspended trading. At July 31, 2013, these securities were valued at zero. As of July 31, 2013 all other investments are categorized as Level 2 under the hierarchy described above, except for short-term investments which were categorized as Level 1.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain if amounts are estimable. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the funds custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Prior to March 27, 2013, the fund participated in a $200 million unsecured line of credit, also with Citibank, with terms otherwise similar to the existing agreement. Commitment fees for the year ended July 31, 2013 were $435. For the year ended July 31, 2013, the fund had no borrowings under either line of credit.

Expenses. Within the John Hancock funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

18

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage expenses, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of July 31, 2013, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually. The tax character of distributions for the year ended July 31, 2013 was $11,938,797 of ordinary income.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2013, the components of distributable earnings on a tax basis consisted of $8,340,136 of undistributed ordinary income and $2,612,026 of long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to passive foreign investment companies.

Note 3 - Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 – Fees and transactions with affiliates

John Hancock Investment Management Services, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: a) 1.10% of the first $500,000,000 of the fund’s average daily net assets; b) 1.05% of the next $500,000,000 of the fund’s average daily net assets; and c) 1.00% of the fund’s average daily net assets in excess of $1,000,000,000. The Advisor has a subadvisory agreement with Atlantis Investment Management (Hong Kong) Ltd. The fund is not responsible for payment of the subadvisory fees.

19

Effective June 1, 2013, the Advisor has contractually agreed to waive a portion of its management fee for certain funds (the Participating portfolios) of the Trust, John Hancock Funds, John Hancock Funds III and John Hancock Variable Insurance Trust. The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the Participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; and 0.015% of that portion of the aggregate net assets of all the Participating porfolios that exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among all the Participating portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

Prior to June 1, 2013, the Advisor had contractually agreed to waive a portion of its management fee for certain funds (the participating portfolios) of the Trust and John Hancock Variable Insurance Trust. The prior waiver equaled, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the participating portfolios that exceeded $75 billion but is less than $100 billion; and 0.015% of that portion of the aggregate net assets of all the participating portfolios that equaled or exceeded $100 billion. The amount of the reimbursement was calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund.

The Advisor has voluntarily agreed to waive and/or reimburse operating expenses for Class A and Class I shares, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses, acquired fund fees, short dividend expense and other extraordinary expenses not incurred in the ordinary course of the fund’s business. The fee waivers and/or reimbursements are such that the expenses will not exceed 1.80% and 1.44% for Class A and Class I shares, respectively. Prior to January 1, 2013, the fee waivers and/or reimbursements were contractual. This voluntary expense reimbursement may be terminated at any time by the Advisor on notice to the fund.

Additionally, the Advisor has voluntarily agreed to waive and/or reimburse a portion of its management fee in order to limit the fund’s expenses, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, advisory fees, 12b-1 fees, transfer agent fees and service fees, state registration fees, acquired fund fees, short dividend expense and printing and postage, to 0.25% of the fund’s average net assets. This voluntary expense reimbursement may be terminated at any time by the Advisor on notice to the fund.

Accordingly, these expense reductions amounted to $4, $4 and $12,373 for Class A, Class I and Class NAV shares, respectively for the period ended July 31, 2013.

The investment management fees incurred for the year ended July 31, 2013 were equivalent to a net annual effective rate of 1.10% of the fund’s average daily net assets.

Expense recapture. The Advisor may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the beginning of the month in which such reimbursements or waivers originally occurred to the extent that the fund is below its expense limitation during this period. For the period ended July 31, 2013 the fund recaptured $15. As of July 31, 2013, the fund has no amounts waived or reimbursed subject to recovery going forward.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees

20

incurred for the year ended July 31, 2013 amounted to an annual rate of 0.01% of the fund’s average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund pays 0.30% for Class A shares for distribution and service fees, expressed as an annual percentage of average daily net assets of the fund’s shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended July 31, 2013 were:

	Distribution and
Class	service fees	Transfer agent fees

A	$296	$175

I	-	103

Total	$296	$278

The Fund did not incur printing or postage and state registration fees for the year ended July 31, 2013.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its average daily net assets.

Note 5 - Fund share transactions

Transactions in fund shares for the year ended July 31, 2013 and the period ended July 31, 2012 were as follows:

	Year ended		period ended
	7/31/13		7/31/12[1]

	Shares	Amount	Shares	Amount
Class A shares
Sold	—	$—	10,000	$100,000

Total net increase	—	$—	10,000	$100,000

Class I shares
Sold	—	$—	10,000	$100,000

Total net increase	—	$—	10,000	$100,000

Class NAV shares
Sold	6,903,780	$62,149,839	30,477,216	$301,911,759
Distributions reinvested	1,165,178	11,931,425	—	—
Repurchased	(376,638)	(3,708,580)	(24,466)	(242,486)

Total net increase	7,692,320	$70,372,684	30,452,750	$301,669,273

Total net increase	7,692,320	$70,372,684	30,472,750	$301,869,273

1The inception date is 12-29-11.

21

Affiliates of the fund owned 100% of shares of beneficial interest of the fund on July 31, 2013.

Note 6 - Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, amounted to $228,952,403 and $156,541,304, respectively, for the year ended July 31, 2013.

Note 7 - Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, affiliated fund investments may represent a significant portion of the fund’s net assets. At July 31, 2013, the following funds had an affiliate ownership of 5% or more of the fund’s net assets:

Fund	Affiliated
Concentration
John Hancock Lifestyle Growth Portfolio	28.2%
John Hancock Lifestyle Balanced Portfolio	37.8%
John Hancock Lifestyle Aggressive Portfolio	17.0%

Note 8 – Transactions in securities of affiliated issuers

Affiliated issuers, as defined by the 1940 Act, are those in which the fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the fund’s transactions in the securities of these issuers during the year ended July 31, 2013, is set forth below:

	Beginning	Ending	Realized
	share	share	gain	Dividend	Ending
Affiliate	amount	amount	(loss)	income	value

Silver Base Group Holdings,
Ltd.
Bought: 47,411,000 Sold:
None	26,714,000	75,000,000	-	225,625	$14,685,953
Corporate Action
Bonus offer: 875,000

22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock
China Emerging Leaders Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock China Emerging Leaders Fund (the “Fund”) at July 31, 2013, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2013 by correspondence with the custodian, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 20, 2013

23

Federal Tax Information (Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2013.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Income derived from foreign sources was $5,471,873. The fund intends to pass through foreign tax credits of $299,323.

Eligible shareholders will be mailed a 2013 Form 1099-DIV in early 2014. This will reflect the tax character of all distributions paid in calendar year 2013.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

24

EVALUATION OF ADVISORY AND SUBADVISORY
AGREEMENTS BY THE BOARD OF TRUSTEES

China Emerging Leaders Fund

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management Services, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Atlantis Investment Management (Hong Kong) Ltd. (the Subadvisor) for China Emerging Leaders Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on May 16 17, 2013, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meeting a variety of materials relating to the fund, the Advisor, and the Subadvisor, including comparative performance, fee and expense information for peer groups of similar mutual funds prepared by an independent third-party provider of mutual fund data; performance information for the fund’s benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts; and other information provided by the Advisor and the Subadvisor regarding the nature, extent, and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

25

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative and each Trustee may attribute different weights to different factors. The Board’s conclusions may be based in part on its consideration of the Advisory and Subadvisory Agreements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor’s risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties through Board meetings, discussions, and reports during the p receding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a) the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objective; review of brokerage matters, including with respect to trade allocation and best execution; and the Advisor’s timeliness in responding to performance issues;

(b) the background, qualifications and skills of the Advisor’s personnel;

(c) the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;

(d) the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund;

(e) the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and

(f) the Advisor’s reputation and experience in serving as an investment adviser to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

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The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a) reviewed information prepared by management regarding the fund’s performance;

(b) considered the comparative performance of the fund’s benchmark;

(c) considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of mutual fund data. Such report included the fund’s ranking within a smaller group of peer funds and the fund’s ranking within broader groups of funds; and

(d) took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.

The Board noted that the fund underperformed its benchmark index and peer group average for the one-year period ended December 31, 2012. The Board took into account management’s discussion of the fund’s performance, including the impact of current market conditions on the fund’s investment strategy relative to the peer group. The Board also noted that the fund has a relatively limited performance history having commenced operations on December 29, 2011.

The Board concluded that the fund’s performance is being monitored and reasonably addressed.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund’s contractual and net management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a bro ader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board noted that net management fees for this fund are higher than the peer group median and that total expenses for this fund are lower than the peer group median. The Board took into account management’s discussion of the fund’s expenses.

The Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also took into account that management had agreed to implement an overall fee waiver across a number of funds in the complex, including the fund, which is discussed further below. The Board also noted that the Advisor pays the subadvisory fees of the fund, and that such fees are negotiated at arm’s length with respect to the Subadvisor. The Board also noted that, in addition, the Advisor is currently voluntarily waiving fees and/or reimbursing expenses with respect to the fund. The Board also noted management’s discussion of the fund’s expenses, as well as certain actions taken over the past several years to reduce the fund’s operating expenses. The Board reviewed information provided by the Advisor concerning investment advisory fees charged to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the

27

Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:

(a) reviewed financial information of the Advisor;

(b) reviewed and considered an analysis presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;

(c) received and reviewed profitability information with respect to the John Hancock fund complex as a whole;

(d) received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data;

(e) considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability analysis reviewed by the Board;

(f) considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;

(g) noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the Trust’s distributor also receives Rule 12b-1 payments to support distribution of the fund;

(h) noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;

(i) noted that the subadvisory fees for the fund are paid by the Advisor and are negotiated at arm’s length; and

(j) considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a) considered that the Advisor has agreed, effective June 1, 2013, to waive its management fee for the fund and each of the open-end funds of John Hancock Funds II, John Hancock Funds III, each

28

other John Hancock fund (except those listed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement):

The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $75 billion but is less than or equal to $125 billion, 0.0125% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $125 billion but is less than or equal to $150 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $150 billion. (The funds that are not Participating Portfolios as of the date of this annual report are each of the fund of funds, money market funds, index funds and closed-end funds);

(b) reviewed the Trust’s advisory fee structure and the incorporation therein of any subadvisory fee breakpoints in the advisory fees charged and concluded that (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and

(c) the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1) information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

(2) the historical and current performance of the fund, and comparative performance information relating to the fund’s benchmark and comparable funds;

(3) the subadvisory fee for the fund, including any breakpoints, and comparative fee information, where available, prepared by an independent third-party provider of mutual fund data; and

(4) information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any

29

disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed by it to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor’s investment pro cess and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund, that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage p olicies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, a nd the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which includes arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Trust’s Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate account, and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. The Board also took into account the sub-advisory fees paid by the Advisor to the Subadvisor with respect to the fund to fees charged by the fund’s Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and benchmark and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise

30

and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.

The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1) The Subadvisor has extensive experience and demonstrated skills as a manager;

(2) The performance of the fund is being monitored and reasonably addressed;

(3) The subadvisory fees are reasonable in relation to the level and quality of services being provided; and

(4) Subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

31

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James M. Oates, Born: 1946	2012	231

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director,
Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc.
(formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial
(since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River
Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock retail funds (since 2012); Trustee (2005–2006 and since
2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and
Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson
of the Board (since 2005), John Hancock Funds II.

Charles L. Bardelis,[3] Born: 1941	2012	231

Director, Island Commuter Corp. (marine transport). Trustee, John Hancock retail funds (since 2012);
Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance
Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[3] Born: 1942	2012	231

Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant;
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln
Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010);
former Director, PMA Capital Corporation (2004–2010). Trustee, John Hancock retail funds (since 2012);
Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance
Trust and John Hancock Funds II (since 2005).

William H. Cunningham,[2] Born: 1944	1994	231

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas
System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since
2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance);
Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former
Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition
Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley)
(until 2009); former Advisory Director, JPMorgan Chase Bank (formerly Texas Commerce Bank–Austin)
(until 2009). Trustee, John Hancock retail funds (since 1986); Trustee, John Hancock Variable Insurance
Trust (since 2012); Trustee, John Hancock Funds II (since 2012 and 2005–2006).

Grace K. Fey, Born: 1946	2012	231

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President,
Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

32
China Emerging Leaders Fund | Annual report

Independent Trustees (continued)

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Theron S. Hoffman,[3] Born: 1947	2012	231

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner, and Operating Head,
Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000). Trustee, John Hancock retail funds (since 2012); Trustee,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson,[2] Born: 1952	2008	231

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation
(since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange
(2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).
Trustee, John Hancock retail funds (since 2008); Trustee of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Hassell H. McClellan, Born: 1945	2012	231

Associate Professor, The Wallace E. Carroll School of Management, Boston College (since 1984);
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director,
The Barnes Group (since 2010). Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock
Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2005).

Steven R. Pruchansky,[2] Born: 1944	1991	231

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011–2012),
John Hancock retail funds; Trustee and Vice Chairperson of the Board, John Hancock retail funds,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

Gregory A. Russo,[2] Born: 1949	2009	231

Director and Audit Committee Chairman (since 2012) and Member, Audit Committee and Finance
Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006);
Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester
County, New York, Chamber of Commerce (1986–1992); Director, Treasurer and Chairman of
Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of
Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).
Trustee, John Hancock retail funds (since 2008); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

33
Annual report | China Emerging Leaders Fund

Non-Independent Trustees[4]

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James R. Boyle, Born: 1959	2012	231

Senior Executive Vice President, John Hancock Financial Services (1999–2012, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock
Investment Management Services, LLC (2005–2010). Trustee, John Hancock retail funds (since 2012 and
2005–2010), Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Craig Bromley,[2] Born: 1966	2012	231

President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General
Manager, U.S. Division, John Hancock Financial Services (since 2012); President and Chief Executive
Officer, Manulife Insurance Company (Manulife (Japan) (2005–2012), including prior positions).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Warren A. Thomson,[2] Born: 1955	2012	231

Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The
Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife
Asset Management (since 2001, including prior positions); Director (since 2006), and President and
Chief Executive Officer of Manulife Asset Management Limited (since 2013); Director and Chairman,
Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds, John Hancock
Variable Insurance Trust and John Hancock Funds II (since 2012).

Principal officers who are not Trustees

Name, year of birth		Officer
Position(s) held with fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Hugh McHaffie, Born: 1959		2009

President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services,
LLC and John Hancock Funds, LLC (since 2010); President, John Hancock Advisers, LLC (since 2012);
President, John Hancock Investment Management Services, LLC (since 2010). President (since 2012) and former Trustee (2010–2012), John Hancock retail funds; President, John Hancock Variable Insurance
Trust and John Hancock Funds II (since 2009).

Andrew G. Arnott, Born: 1971		2009

Executive Vice President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice
President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive
Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); Executive Vice
President, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2007, including prior positions).

Thomas M. Kinzler, Born: 1955		2006

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2006).

34
China Emerging Leaders Fund | Annual report

Principal officers who are not Trustees (continued)

Name, year of birth	Officer
Position(s) held with fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2007).

Salvatore Schiavone, Born: 1965	2009

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust and John Hancock Funds II (since 2010 and 2007–2009, including prior positions).

John Hancock retail funds is comprised of John Hancock Funds III and 34 other John Hancock funds consisting of 24 series of other John Hancock trusts and 10 closed-end funds.

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation or removal.

2 Became a Trustee of the Trust effective December 1, 2012.

3 Member of Audit Committee.

4 Because Messrs. Bromley and Thomson are senior executives or directors and Mr. Boyle held prior positions as a senior executive and director of the Advisor and/or its affiliates, each of them is considered an “interested person,” as defined in the Investment Company Act of 1940, of the Trust.

35
Annual report | China Emerging Leaders Fund

More information

Trustees	Investment adviser
James M. Oates, Chairperson	John Hancock Investment Management Services, LLC
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*	Investment subadviser
James R. Boyle†	John Hancock Asset Management a division of
Craig Bromley†	Manulife Asset Management (US) LLC
Peter S. Burgess*
William H. Cunningham	Principal distributor
Grace K. Fey	John Hancock Funds, LLC
Theron S. Hoffman*
Deborah C. Jackson	Custodian
Hassell H. McClellan	State Street Bank and Trust Company
Gregory A. Russo
Warren A. Thomson†	Transfer agent
John Hancock Signature Services, Inc.

Officers	Legal counsel
Hugh McHaffie	K&L Gates LLP
President
Andrew G. Arnott	Independent registered
Executive Vice President	public accounting firm
Thomas M. Kinzler	PricewaterhouseCoopers LLP
Secretary and Chief Legal Officer
Francis V. Knox, Jr.
Chief Compliance Officer
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer

*Member of the Audit Committee
†Non-Independent Trustee

The fund’s proxy voting policies and procedures, as well as the fund’s proxy voting record, if any, for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site at www.jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Investment Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

36

A look at performance

Total returns for the period ended July 31, 2013

	Average annual total returns (%)				Cumulative total returns (%)
	with maximum sales charge				with maximum sales charge

				Since				Since
	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception

Class A	–1.88	—	—	2.39[1]	–1.88	—	—	3.91[1]

Class C	1.50	—	—	1.50[2]	1.50	—	—	1.50[2]

Class I3	3.65	—	—	6.09[1]	3.65	—	—	10.08[1]

Class R2[3]	3.08	—	—	1.55[4]	3.08	—	—	2.21[4]

Class R6[3]	3.66	—	—	2.09[4]	3.66	—	—	2.98[4]

Class NAV[3]	3.78	—	—	6.11[1]	3.78	—	—	10.11[1]

Index 1†	0.11	—	—	0.12[1]	0.11	—	—	0.19[1]

Index 2†	23.96	—	—	21.82[1]	23.96	—	—	37.80[1]

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00%.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. The fee waivers and expense limitations are contractual at least until 11-30-13 for Class A, Class C, Class I, Class R2, and Class R6 shares. Had the fee waivers and expense limitations not been in place, gross expenses would apply. For all other classes the net expenses equal the gross expenses. The expense ratios are as follows:

	Class A	Class C*	Class I	Class R2*	Class R6*	Class NAV
Net (%)	1.95	2.65	1.59	2.00	1.50	1.43
Gross (%)	1.97	17.65	1.60	17.12	16.60	1.43

* Expenses have been estimated for the class’s first full year of operations.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund’s website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

† Index 1 is the Bank of America Merrill Lynch U.S. Dollar 1-Month LIBID Average Index. Index 2 is the MSCI World Index.

See the following page for footnotes.

6 Global Absolute Return Strategies Fund | Annual report

		With maximum	Without
	Start date	sales charge	sales charge	Index 1	Index 2

Class C	8-1-12	$10,150	$10,250	$10,011	$12,396

Class I3	12-19-11	11,008	11,008	10,019	13,780

Class R2[3]	3-1-12	10,221	10,221	10,016	12,109

Class R6[3]	3-1-12	10,298	10,298	10,016	12,109

Class NAV[3]	12-19-11	11,011	11,011	10,019	13,780

Bank of America Merrill Lynch U.S. Dollar 1-Month LIBID Average Index tracks the performance of a synthetic asset paying LIBID (London Interbank Bid Rate) to a stated maturity.

MSCI World Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of developed markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values if they did.

Footnotes related to performance pages
1 From 12-19-11.
2 From 8-1-12.
3 For certain types of investors as described in the fund’s prospectuses.
4 From 3-1-12.

Annual report | Global Absolute Return Strategies Fund 7

Management’s discussion of

Fund performance

Standard Life Investments (Corporate Funds) Limited

The 12-month period ended July 31, 2013, was marked by ongoing uncertainty about global recovery and the continuation of the so-called risk-on/risk-off trade that had dominated the previous 12-month period. Globally, stocks continued to trend higher until June, when concerns rose that the credit conditions would tighten in the United States and China, the world’s two largest economies. Risk aversion and, as a result, volatility spiked after U.S. Federal Reserve (Fed) Chairman Ben S. Bernanke set out a road map for quantitative easing (QE), noting that the Fed would begin to taper bond purchases in 2013 and bring QE to an end in 2014. Stock markets around the world sank in response. The changed policy stance, combined with expectations of slowing growth in China, rippled far and wide, and raised the likelihood of lower commodity prices as well as slower emerging-market growth.

For the 12 months ended July 31, 2013, John Hancock Global Absolute Return Strategies Fund’s Class A shares returned 3.28%, excluding sales charges. At the same time, the Bank of America Merrill Lynch 1-month U.S. LIBID Average Index, the fund’s benchmark, returned 0.11%, and the Morningstar, Inc. multi-alternative fund category returned an average of 3.47%.† In the same period, the broad MSCI World Index gained 23.96%.

The search for yield continued, and in the first six months of the period, the fund benefited from its long positions in credit-sensitive fixed-income securities, including stakes in European corporate bonds and high-yield securities. Our global equity positioning, and particularly our exposure to U.S. equities, was also a top contributor to the fund’s performance.

The on-and-off periods of risk aversion helped our currency strategy, as did the multispeed growth patterns we are seeing among global economies. Our long U.S. dollar position versus the euro and Japanese yen boosted returns. We also benefited from our short positions in the commodity-linked currencies, especially amid slowing Chinese growth expectations.

Our long U.S. dollar position versus the Japanese yen boosted returns. We took that position because we believed that the U.S. dollar would benefit from differentials in debt burdens, policy responses to the financial crisis, and demographic trends. We also benefited from our short positions in the commodity-linked currencies, such as the Canadian and Australian dollars, especially amid strong Chinese growth expectations.

This commentary reflects the views of the portfolio manager through the end of the period discussed in this report. The manager’s statements reflect his own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

† Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

8 Global Absolute Return Strategies Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

■ Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

■ Ongoing operating expenses, including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund’s actual ongoing operating expenses and is based on the fund’s actual return. It assumes an account value of $1,000.00 on February 1, 2013, with the same investment held until July 31, 2013.

	Account value	Ending value	Expenses paid during
	on 2-1-13	on 7-31-13	period ended 7-31-13[1]

Class A	$1,000.00	$1,011.20	$8.93

Class C	1,000.00	1,007.50	12.44

Class I	1,000.00	1,013.00	7.09

Class R2	1,000.00	1,010.30	9.97

Class R6	1,000.00	1,013.10	7.49

Class NAV	1,000.00	1,013.10	6.44

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2013, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Global Absolute Return Strategies Fund 9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund’s actual return). It assumes an account value of $1,000.00 on February 1, 2013, with the same investment held until July 31, 2013. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value	Ending value	Expenses paid during
	on 2-1-13	on 7-31-13	period ended 7-31-13[1]

Class A	$1,000.00	$1,015.90	$8.95

Class C	1,000.00	1,012.40	12.47

Class I	1,000.00	1,017.80	7.10

Class R2	1,000.00	1,014.90	9.99

Class R6	1,000.00	1,017.40	7.50

Class NAV	1,000.00	1,018.40	6.46

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the fund’s annualized expense ratio of 1.79%, 2.50%, 1.42%, 2.00%, 1.50% and 1.29% for Class A, Class C, Class I, Class R2, Class R6 and Class NAV shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

10 Global Absolute Return Strategies Fund | Annual report

Portfolio summary

Corporate Bonds	12.6%	Foreign Government Obligations	4.8%

United States	5.8%	Mexico	4.7%

France	1.4%	Germany	0.1%

United Kingdom	1.1%

Netherlands	1.0%	Purchased Options	2.0%

Luxembourg	0.6%	United States	1.9%

Spain	0.4%	South Korea	0.1%

Ireland	0.4%

Italy	0.3%	Short-Term Investments	54.0%

Germany	0.3%	Certificate of Deposit	25.9%

Denmark	0.2%	Commercial Paper	15.4%

Other Countries	1.1%	Time Deposits	8.3%

		U.S. Government	4.0%

Equities	26.9%	Repurchase Agreement	0.4%

United States	10.8%

Japan	2.3%

Hong Kong	2.0%

United Kingdom	2.0%

China	1.8%

France	1.4%

Russia	1.2%

Australia	0.9%

Canada	0.8%

Netherlands	0.5%

Other Countries	3.2%

As a percentage of net assets on 7-31-13.

Absolute return funds are not designed to outperform stocks and bonds in strong markets. There is no guarantee of a positive return, of the fund achieving its objective, or that volatility-reducing strategies will be successful. The use of hedging and derivatives could produce disproportionate gains or losses and may increase costs. Illiquid securities may be difficult to sell at a price approximating their value. Currency transactions are affected by fluctuations in exchange rates. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Investments in higher-yielding, lower-rated securities include a higher risk of default. The stock prices of midsize and small companies can change more frequently and dramatically than those of large companies. Please see the fund’s prospectus for additional risks.

Annual report | Global Absolute Return Strategies Fund 11

Fund’s investments

As of 7-31-13

		Maturity
	Rate (%)	date	Par value^	Value

Corporate Bonds 12.6%			$471,895,462

(Cost $460,109,953)

Australia 0.1%				4,442,242

BHP Billiton Finance, Ltd.	2.125	11-29-18	EUR 110,000	149,470

FMG Resources August 2006 Pty, Ltd. (S)	6.875	04-01-22	595,000	589,050

FMG Resources August 2006 Pty, Ltd. (S)	8.250	11-01-19	1,600,000	1,688,000

Santos Finance, Ltd. (8.250% to
9-22-17, then 3 month EURIBOR
+ 6.851%)	8.250	09-22-70	EUR 750,000	1,096,291

Telstra Corp., Ltd.	2.500	09-15-23	EUR 700,000	919,431

Belgium 0.0%				1,029,216

Anheuser-Busch InBev NV	2.000	12-16-19	EUR 350,000	472,327

Anheuser-Busch InBev NV	4.000	06-02-21	EUR 370,000	556,889

Bermuda 0.0%				384,139

Central European Media Enterprises, Ltd.	11.625	09-15-16	EUR 275,000	384,139

Brazil 0.0%				1,436,394

OGX Austria GmbH (S)	8.500	06-01-18	2,450,000	490,000

Vale SA	3.750	01-10-23	EUR 200,000	264,074

Vale SA	4.375	03-24-18	EUR 470,000	682,320

Canada 0.1%				4,467,862

Ainsworth Lumber Company, Ltd. (S)	7.500	12-15-17	140,000	148,400

Air Canada 2013-1 Class B Pass
Through Trust (S)	5.375	05-15-21	290,000	282,025

Bombardier, Inc. (S)	6.125	01-15-23	767,000	784,258

Bombardier, Inc. (S)	7.750	03-15-20	500,000	571,250

Great-West Lifeco, Inc.	2.500	04-18-23	EUR 650,000	843,744

HudBay Minerals, Inc.	9.500	10-01-20	713,000	709,435

Inmet Mining Corp. (S)	8.750	06-01-20	1,075,000	1,128,750

Cayman Islands 0.2%				6,877,916

Hutchison Whampoa Europe
Finance 13, Ltd. (3.750% to
5-10-18, then 5 Year Euro Swap
Rate + 2.941%) (Q)	3.750	05-10-18	EUR 550,000	700,595

Hutchison Whampoa Finance 09, Ltd.	4.750	11-14-16	EUR 1,150,000	1,691,751

IPIC GMTN, Ltd.	4.875	05-14-16	EUR 910,000	1,322,732

IPIC GMTN, Ltd.	5.875	03-14-21	EUR 600,000	946,531

Nord Anglia Education, Inc., PIK (S)	8.500	02-15-18	1,400,000	1,379,124

12 Global Absolute Return Strategies Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value
Cayman Islands (continued)

Thames Water Utilities Cayman
Finance, Ltd.	3.250	11-09-16	EUR 100,000	$141,959

UPCB Finance, Ltd.	7.625	01-15-20	EUR 485,000	695,224

Czech Republic 0.0%				768,224

CET 21 spol. s r.o.	9.000	11-01-17	EUR 50,000	72,504

CEZ A/S	4.500	06-29-20	EUR 460,000	695,720

Denmark 0.2%				6,990,150

AP Moeller — Maersk A/S	3.375	08-28-19	EUR 650,000	893,094

AP Moeller — Maersk A/S	4.875	10-30-14	EUR 530,000	736,871

Danske Bank A/S	3.875	05-18-16	EUR 200,000	284,801

Danske Bank A/S	3.875	02-28-17	EUR 1,400,000	2,013,780

Danske Bank A/S (4.100% to
3-16-15, then 3 month EURIBOR
+ 1.810%)	4.100	03-16-18	EUR 650,000	883,751

DONG Energy A/S	4.875	12-16-21	EUR 300,000	464,384

DONG Energy A/S (6.250% to
6-26-23, then 5 Year Euro Swap
Rate + 4.750%)	6.250	06-26-43	EUR 316,000	428,273

DONG Energy A/S	6.500	05-07-19	EUR 350,000	573,805

TDC A/S	4.375	02-23-18	EUR 480,000	711,391

Finland 0.1%				1,863,370

Fortum OYJ	4.000	05-24-21	EUR 200,000	295,795

Pohjola Bank PLC	5.750	02-28-22	EUR 500,000	778,676

Teollisuuden Voima OYJ	4.625	02-04-19	EUR 330,000	490,076

Teollisuuden Voima OYJ	6.000	06-27-16	EUR 200,000	298,823

France 1.4%				52,076,730

Alstom SA	3.875	03-02-16	EUR 500,000	705,277

Areva SA	4.625	10-05-17	EUR 1,100,000	1,599,924

Autoroutes du Sud de la France SA	4.000	09-24-18	EUR 300,000	442,603

Autoroutes du Sud de la France SA	7.375	03-20-19	EUR 300,000	511,377

AXA SA (5.250% to 4-16-20, then
3 month EURIBOR + 3.050%)	5.250	04-16-40	EUR 800,000	1,105,378

Banque PSA Finance SA	6.000	07-16-14	EUR 400,000	550,190

BNP Paribas SA	2.500	08-23-19	EUR 800,000	1,087,707

BNP Paribas SA	2.875	11-27-17	EUR 700,000	980,536

BNP Paribas SA	3.000	02-24-17	EUR 300,000	421,649

BNP Paribas SA	3.500	03-07-16	EUR 500,000	706,386

BNP Paribas SA (4.730% to 4-12-16,
then 3 month EURIBOR + 1.690%) (Q)	4.730	04-12-16	EUR 150,000	198,056

BPCE SA	2.000	04-24-18	EUR 400,000	535,796

BPCE SA	4.500	02-10-22	EUR 700,000	1,065,446

Casino Guichard Perrachon SA	3.157	08-06-19	EUR 300,000	411,768

Casino Guichard Perrachon SA	3.311	01-25-23	EUR 600,000	788,224

Casino Guichard Perrachon SA	4.379	02-08-17	EUR 450,000	652,708

Casino Guichard Perrachon SA	4.472	04-04-16	EUR 700,000	1,006,948

Casino Guichard Perrachon SA	4.726	05-26-21	EUR 200,000	295,094

Christian Dior SA	3.750	09-23-14	EUR 450,000	615,459

Christian Dior SA	4.000	05-12-16	EUR 600,000	846,465

See notes to financial statements	Annual report | Global Absolute Return Strategies Fund	13

		Maturity
	Rate (%)	date	Par value^	Value
France (continued)

Cie de Saint-Gobain	3.500	09-30-15	EUR 200,000	$279,798

Cie de Saint-Gobain	3.625	06-15-21	EUR 125,000	172,530

Cie de Saint-Gobain	4.500	09-30-19	EUR 640,000	943,975

Cie Financiere et Industrielle des
Autoroutes SA	5.000	05-24-21	EUR 250,000	394,933

CNP Assurances (6.875% to
9-30-21, then 12 Month EURIBOR
+ 4.400%)	6.875	09-30-41	EUR 400,000	586,684

Credit Agricole SA	3.900	04-19-21	EUR 350,000	461,678

Credit Agricole SA	5.971	02-01-18	EUR 850,000	1,264,946

Credit Logement SA	5.454	02-16-21	EUR 300,000	445,088

Electricite de France SA	3.875	01-18-22	EUR 700,000	1,027,796

Electricite de France SA	4.500	11-12-40	EUR 150,000	221,084

Electricite de France SA	4.625	09-11-24	EUR 250,000	386,579

Electricite de France SA	4.625	04-26-30	EUR 800,000	1,206,042

Europcar Groupe SA	11.500	05-15-17	EUR 400,000	603,979

Eutelsat SA	5.000	01-14-19	EUR 700,000	1,054,432

Faurecia	8.750	06-15-19	EUR 375,000	566,230

France Telecom SA	3.875	04-09-20	EUR 330,000	478,969

France Telecom SA	8.125	01-28-33	EUR 200,000	401,936

GDF Suez	3.500	10-18-22	EUR 1,075,000	1,555,548

Kering	2.500	07-15-20	EUR 400,000	534,454

Kering	3.125	04-23-19	EUR 592,000	831,132

Lafarge SA	5.875	07-09-19	EUR 200,000	290,708

Lafarge SA	6.625	11-29-18	EUR 1,500,000	2,238,580

Lafarge SA	8.875	05-27-14	EUR 330,000	464,322

Lagardere SCA	4.125	10-31-17	EUR 400,000	559,959

Legrand SA	4.375	03-21-18	EUR 500,000	745,978

Mercialys SA	4.125	03-26-19	EUR 400,000	576,535

Orange SA	3.875	01-14-21	EUR 1,200,000	1,740,845

Pernod-Ricard SA	4.875	03-18-16	EUR 1,000,000	1,451,646

Pernod-Ricard SA	5.000	03-15-17	EUR 700,000	1,041,087

RCI Banque SA	1.750	07-06-16	EUR 500,000	664,249

RCI Banque SA	4.250	04-27-17	EUR 630,000	898,021

RCI Banque SA	5.625	03-13-15	EUR 776,000	1,096,487

RTE EDF Transport SA	4.125	02-03-21	EUR 500,000	750,863

Societe des Autoroutes Paris-Rhin-Rhone	5.000	01-12-17	EUR 200,000	295,231

Societe des Autoroutes Paris-Rhin-Rhone	7.500	01-12-15	EUR 300,000	436,415

Societe Fonciere Lyonnaise SA	4.625	05-25-16	EUR 800,000	1,141,919

Societe Generale SA	4.000	04-20-16	EUR 500,000	714,202

Societe Generale SA	4.000	06-07-23	EUR 800,000	999,784

Societe Generale SA	4.250	07-13-22	EUR 300,000	443,643

Societe Generale SA	4.750	03-02-21	EUR 300,000	456,068

Societe Generale SA (9.375% to
9-4-19, then 3 month EURIBOR
+ 8.901%) (Q)	9.375	09-04-19	EUR 150,000	221,503

SPCM SA	5.500	06-15-20	EUR 605,000	861,202

Suez Environnement SA	6.250	04-08-19	EUR 100,000	165,025

Unibail-Rodamco SE	3.875	12-13-17	EUR 690,000	1,005,687

14	Global Absolute Return Strategies Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value
France (continued)

Unibail-Rodamco SE	4.625	09-23-16	EUR 75,000	$110,325

Valeo SA	5.750	01-19-17	EUR 400,000	600,403

Veolia Environnement SA (4.450%
to 4-16-18, then 5 Year Euro Swap
Rate + 3.603%) (Q)	4.450	04-16-18	EUR 200,000	258,514

Veolia Environnement SA	4.625	03-30-27	EUR 200,000	289,799

Veolia Environnement SA	5.125	05-24-22	EUR 100,000	156,139

Veolia Environnement SA	6.750	04-24-19	EUR 840,000	1,393,492

Vivendi SA	4.125	07-18-17	EUR 800,000	1,161,576

Vivendi SA	4.750	07-13-21	EUR 600,000	901,719

Germany 0.3%				10,941,879

Commerzbank AG	7.750	03-16-21	EUR 300,000	416,067

FMC Finance VIII SA	6.500	09-15-18	EUR 575,000	881,606

Henkel AG & Company KGaA
(5.375% to 11-25-15, then
3 month EURIBOR + 2.850%)	5.375	11-25-04	EUR 280,000	395,779

KM Germany Holdings GmbH	8.750	12-15-20	EUR 575,000	805,111

MAN SE	7.250	05-20-16	EUR 150,000	234,168

Mondi Consumer Packaging
International AG	9.750	07-15-17	EUR 150,000	223,499

Muenchener Rueckversicherungs
AG (6.250% to 5-26-22, then
3 month EURIBOR + 4.950%)	6.250	05-26-42	EUR 400,000	621,268

RWE AG (4.625 to 9-28-15,
then reset of 5 year mid-swaps
+ 2.650% until 9-28-20, then
EURIBOR + 3.650%) (Q)	4.625	09-28-15	EUR 295,000	398,575

Schaeffler Finance BV	7.750	02-15-17	EUR 300,000	446,379

ThyssenKrupp AG	9.250	06-18-14	EUR 1,130,000	1,599,115

Trionista TopCo GmbH	6.875	04-30-21	EUR 700,000	954,526

UniCredit Bank AG	6.000	02-05-14	EUR 300,000	407,571

Unitymedia Hessen GmbH &
Company KG	7.500	03-15-19	EUR 225,000	323,511

Unitymedia Hessen GmbH &
Company KG	8.125	12-01-17	EUR 108,113	152,101

Unitymedia KabelBW GmbH	9.500	03-15-21	EUR 200,000	301,324

Unitymedia KabelBW GmbH	9.625	12-01-19	EUR 710,000	1,054,314

Volkswagen Leasing GmbH	3.250	05-10-18	EUR 1,200,000	1,726,965

Ireland 0.4%				13,756,710

AIB Mortgage Bank	2.625	07-29-16	EUR 200,000	269,474

Aquarius + Investments PLC
(4.250% to 10-2-23, then
3 month EURIBOR + 3.450%)	4.250	10-02-43	EUR 650,000	855,406

Aquarius + Investments PLC
(6.375% to 9-1-19, then 5 Year
U.S. Swap Rate + 5.210%)	6.375	09-01-24	300,000	303,375

Ardagh Glass Finance PLC	8.750	02-01-20	EUR 100,000	138,689

Ardagh Packaging Finance PLC (S)	7.000	11-15-20	400,000	394,000

Ardagh Packaging Finance PLC	7.375	10-15-17	EUR 400,000	566,729

Ardagh Packaging Finance PLC (S)	9.125	10-15-20	505,000	547,925

See notes to financial statements	Annual report | Global Absolute Return Strategies Fund	15

		Maturity
	Rate (%)	date	Par value^	Value
Ireland (continued)

Ardagh Packaging Finance PLC	9.250	10-15-20	EUR 225,000	$320,282

Bank of Ireland Mortgage Bank	3.125	11-20-15	EUR 500,000	681,705

Bord Gais Eireann	3.625	12-04-17	EUR 400,000	560,762

ESB Finance, Ltd.	6.250	09-11-17	EUR 1,000,000	1,534,559

FGA Capital Ireland PLC	4.375	09-18-14	EUR 500,000	680,381

FGA Capital Ireland PLC	5.250	02-28-14	EUR 330,000	446,340

GE Capital European Funding	2.625	03-15-23	EUR 250,000	328,071

GE Capital European Funding	3.625	06-15-17	EUR 336,000	482,418

GE Capital European Funding	4.250	03-01-17	EUR 350,000	512,507

GE Capital European Funding	4.625	02-22-27	EUR 500,000	771,938

GE Capital European Funding	5.375	01-16-18	EUR 570,000	882,221

GE Capital European Funding	6.000	01-15-19	EUR 600,000	964,095

Ono Finance II PLC	11.125	07-15-19	EUR 100,000	140,695

Rottapharm, Ltd.	6.125	11-15-19	EUR 775,000	1,059,374

Smurfit Kappa Acquisitions	4.125	01-30-20	EUR 615,000	818,165

Smurfit Kappa Acquisitions	5.125	09-15-18	EUR 100,000	139,708

Smurfit Kappa Acquisitions	7.750	11-15-19	EUR 150,000	217,927

Willow No. 2 Ireland PLC	3.375	06-27-22	EUR 100,000	139,964

Italy 0.3%				11,126,811

Assicurazioni Generali SpA	5.125	09-16-24	EUR 800,000	1,136,495

Edison SpA	3.250	03-17-15	EUR 200,000	275,348

Edison SpA	3.875	11-10-17	EUR 450,000	649,064

Eni Spa	3.250	07-10-23	EUR 450,000	603,076

GTECH SpA	5.375	12-05-16	EUR 400,000	588,653

Intesa Sanpaolo SpA (3.750% to
3-2-15, then 3 month EURIBOR
+ 0.890%)	3.750	03-02-20	EUR 250,000	292,677

Intesa Sanpaolo SpA	4.000	11-09-17	EUR 100,000	136,629

Intesa Sanpaolo SpA	4.125	09-19-16	EUR 100,000	137,921

Intesa Sanpaolo SpA	4.375	10-15-19	EUR 100,000	135,238

Intesa Sanpaolo SpA	4.875	07-10-15	EUR 200,000	279,354

Intesa Sanpaolo SpA	5.000	02-28-17	EUR 1,800,000	2,546,234

Snam SpA	3.875	03-19-18	EUR 300,000	423,062

Snam SpA	5.000	01-18-19	EUR 750,000	1,106,399

Telecom Italia SpA	5.125	01-25-16	EUR 300,000	420,110

Telecom Italia SpA	7.000	01-20-17	EUR 700,000	1,030,583

Unicredit SpA	4.875	03-07-17	EUR 770,000	1,081,121

Unicredit SpA	5.250	01-14-14	EUR 210,000	284,847

Jamaica 0.0%				1,327,625

Digicel Group, Ltd. (S)	8.250	09-30-20	1,235,000	1,327,625

Japan 0.0%				1,209,375

Softbank Corp. (S)	4.500	04-15-20	1,250,000	1,209,375

Jersey, Channel Islands 0.1%				4,781,973

Heathrow Funding, Ltd.	4.125	10-12-16	EUR 960,000	1,388,931

Heathrow Funding, Ltd.	4.375	01-25-17	EUR 300,000	439,088

Heathrow Funding, Ltd.	4.600	09-30-14	EUR 180,000	249,825

Heathrow Funding, Ltd.	4.600	02-15-18	EUR 300,000	449,599

16	Global Absolute Return Strategies Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value
Jersey, Channel Islands (continued)

HSBC Capital Funding LP (5.369% to
3-24-14, then 3 month EURIBOR
+ 2.000%) (Q)	5.369	03-24-14	EUR 260,000	$348,591

Prosecure Funding LP	4.668	06-30-16	EUR 800,000	1,093,760

UBS AG (4.500% to 9-16-14, then
3 month EURIBOR + 1.260%)	4.500	09-16-19	EUR 600,000	812,179

Luxembourg 0.6%				23,015,439

ArcelorMittal	6.000	03-01-21	1,015,000	1,022,613

ArcelorMittal	7.250	03-01-41	1,343,000	1,243,954

ArcelorMittal	9.500	02-15-15	200,000	220,000

ARD Finance SA, PIK	11.125	06-01-18	EUR 428,121	612,267

Cabot Financial Luxembourg SA	10.375	10-01-19	GBP 625,000	1,050,614

Cemex Espana Luxembourg (S)	9.250	05-12-20	1,340,000	1,463,950

Cirsa Funding Luxembourg SA	8.750	05-15-18	EUR 250,000	339,272

Expro Finance Luxembourg SCA (S)	8.500	12-15-16	825,000	870,375

Fiat Finance & Trade SA	7.000	03-23-17	EUR 300,000	423,969

Fiat Industrial Finance Europe SA	5.250	03-11-15	EUR 720,000	1,003,350

Fiat Industrial Finance Europe SA	6.250	03-09-18	EUR 1,150,000	1,691,613

Finmeccanica Finance SA	8.125	12-03-13	EUR 130,000	176,661

Gazprom OAO	3.755	03-15-17	EUR 1,100,000	1,496,018

Geo Debt Finance SCA	7.500	08-01-18	EUR 100,000	138,356

Geo Travel Finance SCA	10.375	05-01-19	EUR 400,000	560,077

Gestamp Funding Luxembourg SA	5.875	05-31-20	EUR 500,000	655,197

Glencore Finance Europe SA	5.250	03-22-17	EUR 950,000	1,393,330

Hannover Finance Luxembourg
SA (5.750% to 2-26-14, then
3 month EURIBOR + 2.630%)	5.750	02-26-24	EUR 420,000	568,481

INEOS Group Holdings SA (S)	6.125	08-15-18	275,000	268,125

Intelsat Jackson Holdings SA	7.250	10-15-20	650,000	703,625

Intelsat Luxembourg SA (S)	7.750	06-01-21	2,832,000	2,980,680

Matterhorn Mobile Holdings SA	8.250	02-15-20	EUR 500,000	703,476

Telecom Italia Finance SA	7.750	01-24-33	EUR 50,000	71,744

Wind Acquisition Finance SA (S)	6.500	04-30-20	600,000	612,000

Wind Acquisition Finance SA	7.375	02-15-18	EUR 730,000	1,005,146

Wind Acquisition Finance SA	11.750	07-15-17	EUR 150,000	211,027

Wind Acquisition Finance SA (S)	11.750	07-15-17	900,000	949,500

Wind Acquisition Holdings Finance
SA, PIK (S)	12.250	07-15-17	563,125	580,019

Marshall Islands 0.0%				1,601,400

Millennium Offshore Services
Superholdings LLC (S)	9.500	02-15-18	1,570,000	1,601,400

Mexico 0.1%				1,769,729

America Movil SAB de CV	3.000	07-12-21	EUR 350,000	475,252

America Movil SAB de CV	3.750	06-28-17	EUR 750,000	1,080,267

Kansas City Southern de Mexico SA de CV	6.125	06-15-21	18,000	20,250

Petroleos Mexicanos	5.500	01-09-17	EUR 130,000	193,960

See notes to financial statements	Annual report | Global Absolute Return Strategies Fund	17

		Maturity
	Rate (%)	date	Par value^	Value
Netherlands 1.0%				$37,245,931

ABN AMRO Bank NV (4.310% to
3-10-16, then 3 month EURIBOR
+ 1.660%) (Q)	4.310	03-10-16	EUR 100,000	124,720

ABN AMRO Bank NV	6.375	04-27-21	EUR 270,000	402,737

Adecco International Financial Services BV	2.750	11-15-19	EUR 500,000	664,337

Aegon NV	3.000	07-18-17	EUR 250,000	352,299

Allianz Finance II BV	4.750	07-22-19	EUR 150,000	232,393

Allianz Finance II BV (5.750% to
7-8-21, then 3 month EURIBOR
+ 2.349%)	5.750	07-08-41	EUR 800,000	1,187,492

Coca-Cola HBC Finance BV	2.375	06-18-20	EUR 500,000	660,273

Coca-Cola HBC Finance BV	4.250	11-16-16	EUR 128,000	185,559

Conti-Gummi Finance BV	6.500	01-15-16	EUR 340,000	471,542

Conti-Gummi Finance BV	7.125	10-15-18	EUR 150,000	208,532

Deutsche Annington Finance BV	2.125	07-25-16	EUR 600,000	804,482

Deutsche Annington Finance BV	3.125	07-25-19	EUR 600,000	803,334

Deutsche Bahn Finance BV	3.000	03-08-24	EUR 400,000	563,921

Deutsche Telekom International
Finance BV	4.250	07-13-22	EUR 380,000	569,721

Deutsche Telekom International
Finance BV	6.625	03-29-18	EUR 13,000	21,305

E.ON International Finance BV	5.750	05-07-20	EUR 430,000	712,426

EDP Finance BV	5.750	09-21-17	EUR 770,000	1,091,670

EN Germany Holdings BV	10.750	11-15-15	EUR 92,000	115,049

Enel Finance International NV	4.625	06-24-15	EUR 625,000	879,007

Enel Finance International NV	4.875	03-11-20	EUR 500,000	713,227

Enel Finance International NV (S)	5.750	10-24-18	EUR 1,450,000	2,183,636

HeidelbergCement Finance BV	6.750	12-15-15	EUR 600,000	887,146

HeidelbergCement Finance BV	7.500	04-03-20	EUR 150,000	240,760

HeidelbergCement Finance BV	8.000	01-31-17	EUR 800,000	1,253,722

HIT Finance BV	5.750	03-09-18	EUR 300,000	453,026

Iberdrola International BV (5.750%
to 2-27-18, then 5 Year Euro Swap
Rate + 4.810%) (Q)	5.750	02-27-18	EUR 200,000	264,074

ING Bank NV	4.000	12-23-16	EUR 100,000	144,223

ING Bank NV	4.250	01-13-17	EUR 800,000	1,164,173

ING Bank NV (4.625% to 3-15-14,
then 3 month EURIBOR + 1.440%)	4.625	03-15-19	EUR 820,000	1,087,614

ING Bank NV	4.875	01-18-21	EUR 430,000	661,290

KBC IFIMA NV	3.875	03-31-15	EUR 300,000	417,858

KBC IFIMA NV	4.500	03-27-17	EUR 1,350,000	1,979,503

KPN NV	5.625	09-30-24	EUR 300,000	465,628

KPN NV	6.500	01-15-16	EUR 150,000	225,111

KPN NV	7.500	02-04-19	EUR 600,000	1,007,975

LeasePlan Corp. NV	2.500	09-19-16	EUR 400,000	547,026

LeasePlan Corp. NV	4.125	01-13-15	EUR 500,000	695,335

Linde Finance BV (7.375% to
7-14-16, then 3 month EURIBOR
+ 4.125%)	7.375	07-14-66	EUR 490,000	744,150

NXP BV (S)	3.750	06-01-18	750,000	738,750

18	Global Absolute Return Strategies Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value
Netherlands (continued)

NXP BV (S)	5.750	02-15-21	650,000	$667,875

NXP BV (S)	9.750	08-01-18	100,000	111,500

Rabobank Nederland NV	3.500	10-17-18	EUR 1,350,000	1,955,108

Rabobank Nederland NV	3.875	04-20-16	EUR 153,000	219,059

Rabobank Nederland NV	4.125	01-14-20	EUR 750,000	1,115,335

Rabobank Nederland NV (8.375% to
7-26-16, then 5 Year U.S. Treasury
Note Rate + 6.425%) (Q)	8.375	07-26-16	450,000	486,432

Repsol International Finance BV	4.250	02-12-16	EUR 300,000	424,664

Robert Bosch Investment Nederland BV	2.625	05-24-28	EUR 600,000	782,875

RWE Finance BV	6.500	08-10-21	EUR 400,000	685,632

RWE Finance BV	6.625	01-31-19	EUR 300,000	494,681

Schaeffler Finance BV	4.250	05-15-18	EUR 100,000	134,232

Swiss Reinsurance Company
(5.252% to 5-25-16, then
6 month EURIBOR + 2.090%) (Q)	5.252	05-25-16	EUR 350,000	479,591

Telefonica Europe BV	5.875	02-14-33	EUR 120,000	176,101

TenneT Holding BV (6.655% to
6-1-17, then 5 Year Euro Swap
Rate + 3.600%) (Q)	6.655	06-01-17	EUR 450,000	651,758

UPC Holding BV	8.375	08-15-20	EUR 500,000	731,692

Volkswagen International Finance NV	2.000	03-26-21	EUR 1,150,000	1,507,217

Ziggo NV	3.625	03-27-20	EUR 530,000	697,153

Norway 0.1%				2,704,555

DNB Bank ASA	4.375	02-24-21	EUR 1,060,000	1,607,180

Statkraft AS	2.500	11-28-22	EUR 100,000	132,162

Statkraft AS	6.625	04-02-19	EUR 580,000	965,213

Spain 0.4%				14,546,517

Amadeus Capital Markets SA	4.875	07-15-16	EUR 830,000	1,206,972

Banco Bilbao Vizcaya Argentaria SA	3.500	12-05-17	EUR 900,000	1,249,357

Banco Bilbao Vizcaya Argentaria SA	4.250	03-30-15	EUR 150,000	208,369

Banco Santander SA	4.375	03-16-15	EUR 200,000	278,459

Bankia SA	3.500	11-13-14	EUR 450,000	599,321

BBVA Senior Finance SAU	3.250	04-23-15	EUR 550,000	745,655

BBVA Senior Finance SAU	4.375	09-21-15	EUR 300,000	415,405

BBVA Senior Finance SAU	4.875	01-23-14	EUR 100,000	135,432

CaixaBank	3.000	03-22-18	EUR 400,000	535,237

Ence Energia y Celulosa SA	7.250	02-15-20	EUR 200,000	275,409

Ferrovial Emisiones SA	3.375	01-30-18	EUR 800,000	1,090,478

Gas Natural Capital Markets SA	5.000	02-13-18	EUR 900,000	1,323,373

Gas Natural Capital Markets SA	5.625	02-09-17	EUR 400,000	595,224

Iberdrola Finanzas SAU	4.750	01-25-16	EUR 600,000	859,998

Iberdrola Finanzas SAU	5.625	05-09-18	EUR 700,000	1,059,431

Telefonica Emisiones SAU	3.661	09-18-17	EUR 350,000	486,010

Telefonica Emisiones SAU	4.710	01-20-20	EUR 700,000	998,248

Telefonica Emisiones SAU	4.750	02-07-17	EUR 300,000	431,157

Telefonica Emisiones SAU	4.967	02-03-16	EUR 600,000	856,436

Telefonica Emisiones SAU	5.811	09-05-17	EUR 800,000	1,196,546

See notes to financial statements	Annual report | Global Absolute Return Strategies Fund	19

		Maturity
	Rate (%)	date	Par value^	Value
Sweden 0.2%				$6,440,446

Atlas Copco AB	2.500	02-28-23	EUR 500,000	666,532

Investor AB	3.250	09-17-18	EUR 500,000	716,872

Norcell Sweden Holding 2 AB	10.750	09-29-19	EUR 500,000	715,715

Nordea Bank AB	4.000	06-29-20	EUR 430,000	638,495

Nordea Bank AB	4.000	03-29-21	EUR 310,000	433,611

Nordea Bank AB (4.625% to
2-15-17, then 5 Year Euro Swap
Rate + 3.150%)	4.625	02-15-22	EUR 600,000	855,541

Nordea Bank AB (6.250% to
9-10-13, then 3 month EURIBOR
+ 3.200%)	6.250	09-10-18	EUR 140,000	187,144

Svenska Handelsbanken AB	4.375	10-20-21	EUR 250,000	383,729

Swedbank AB	3.375	02-09-17	EUR 580,000	826,839

TeliaSonera AB	3.625	02-14-24	EUR 530,000	765,556

Vattenfall AB	6.750	01-31-19	EUR 150,000	250,412

United Arab Emirates 0.1%				2,301,529

Shelf Drilling Holdings, Ltd. (S)	8.625	11-01-18	1,724,000	1,836,060

Xstrata Finance Dubai, Ltd.	1.750	05-19-16	EUR 350,000	465,469

United Kingdom 1.1%				40,521,686

Abbey National Treasury Services PLC	1.750	01-15-18	EUR 150,000	199,171

Abbey National Treasury Services PLC	2.625	07-16-20	EUR 500,000	666,224

Abbey National Treasury Services PLC	3.375	10-20-15	EUR 405,000	564,619

Arqiva Broadcast Finance PLC	9.500	03-31-20	GBP 1,280,000	2,088,372

Aviva PLC (5.700% to 9-29-15, then
3 month EURIBOR + 2.350%) (Q)	5.700	09-29-15	EUR 170,000	228,421

Aviva PLC (6.125% to 2-27-18, then
5 Year Euro Swap Rate + 5.130%)	6.125	07-05-43	EUR 750,000	1,030,190

Barclays Bank PLC	4.000	01-20-17	EUR 470,000	683,034

Barclays Bank PLC (4.500% to
3-4-14, then 3 month EURIBOR
+ 3.200%)	4.500	03-04-19	EUR 190,000	253,146

Barclays Bank PLC	6.625	03-30-22	EUR 150,000	232,285

Barclays Bank PLC	7.625	11-21-22	3,139,000	3,123,305

BAT International Finance PLC	3.625	11-09-21	EUR 510,000	740,575

Boparan Finance PLC	9.750	04-30-18	EUR 525,000	770,198

Brambles Finance PLC	4.625	04-20-18	EUR 230,000	342,821

Coventry Building Society	2.250	12-04-17	EUR 1,000,000	1,339,676

Credit Agricole SA	3.000	07-20-15	EUR 650,000	899,202

Credit Agricole SA	3.125	07-17-23	EUR 400,000	531,478

Credit Agricole SA	3.875	02-13-19	EUR 100,000	145,249

EC Finance PLC	9.750	08-01-17	EUR 100,000	144,037

Experian Finance PLC	4.750	02-04-20	EUR 500,000	763,363

FCE Bank PLC	2.875	10-03-17	EUR 250,000	346,002

FCE Bank PLC	4.750	01-19-15	EUR 580,000	812,287

G4S International Finance PLC	2.625	12-06-18	EUR 290,000	378,954

G4S International Finance PLC	2.875	05-02-17	EUR 681,000	911,906

Hammerson PLC	2.750	09-26-19	EUR 700,000	946,052

Hammerson PLC	4.875	06-19-15	EUR 660,000	939,612

20	Global Absolute Return Strategies Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value
United Kingdom (continued)

HBOS PLC (4.375% to 10-30-14,
then 3 month EURIBOR + 1.36%)	4.375	10-30-19	EUR 115,000	$152,019

HBOS PLC	4.875	03-20-15	EUR 140,000	192,293

Heathrow Finance PLC	5.375	09-02-19	GBP 625,000	960,289

HSBC Holdings PLC	6.000	06-10-19	EUR 200,000	310,540

Imperial Tobacco Finance PLC	5.000	12-02-19	EUR 650,000	1,003,025

Imperial Tobacco Finance PLC	8.375	02-17-16	EUR 545,000	853,499

Jaguar Land Rover Automotive PLC (S)	5.625	02-01-23	150,000	147,000

Jaguar Land Rover Automotive PLC	8.125	05-15-18	GBP 375,000	618,959

Kerling PLC	10.625	02-01-17	EUR 370,000	522,994

LBG Capital No.2 PLC	15.000	12-21-19	EUR 300,000	563,097

Legal & General Group PLC (4.000%
to 6-8-15 then 3 month EURIBOR
+1.700%)	4.000	06-08-25	EUR 680,000	917,846

Lloyds TSB Bank PLC	3.750	09-07-15	EUR 530,000	745,494

Lloyds TSB Bank PLC	6.375	06-17-16	EUR 560,000	853,269

Lloyds TSB Bank PLC	6.500	03-24-20	EUR 1,020,000	1,516,785

Lloyds TSB Bank PLC (10.375% to
2-12-19, then 5 Year Euro Swap
Rate + 8.500%)	10.375	02-12-24	EUR 150,000	241,887

Matalan Finance PLC	8.875	04-29-16	GBP 200,000	310,335

Matalan Finance PLC	9.625	03-31-17	GBP 175,000	256,901

Mondi Finance PLC	3.375	09-28-20	EUR 400,000	542,853

Mondi Finance PLC	5.750	04-03-17	EUR 380,000	571,229

Motability Operations Group PLC	3.250	11-30-18	EUR 390,000	559,189

National Grid PLC	5.000	07-02-18	EUR 305,000	472,207

Nationwide Building Society	6.750	07-22-20	EUR 850,000	1,261,230

NGG Finance PLC (4.250% to
6-18-20, then 7 Year Euro Swap
Rate + 2.880%)	4.250	06-18-76	EUR 300,000	398,107

Nord Anglia Education UK Holdings
PLC (S)	10.250	04-01-17	200,000	221,000

Pennon Group PLC (6.750% to
3-8-18, then 3 month LIBOR
+ 10.745%) (Q)	6.750	03-08-18	GBP 200,000	316,420

Phones4u Finance PLC	9.500	04-01-18	GBP 100,000	158,971

SSE PLC (5.025% to 10-1-15, then
5 Year EUR Swap Rate + 3.150%) (Q)	5.025	10-01-15	EUR 550,000	767,399

SSE PLC (5.625% to 10-1-17, then
5 Year Euro Swap Rate + 4.620%) (Q)	5.625	10-01-17	EUR 300,000	427,022

Stagecoach Group PLC	5.750	12-16-16	GBP 100,000	168,840

The Royal Bank of Scotland PLC	4.875	01-20-17	EUR 400,000	587,855

The Royal Bank of Scotland PLC	5.375	09-30-19	EUR 724,000	1,100,036

The Royal Bank of Scotland PLC	6.934	04-09-18	EUR 976,000	1,350,249

Thomas Cook Group PLC	6.750	06-22-15	EUR 150,000	209,530

Thomas Cook Group PLC	7.750	06-22-17	GBP 300,000	470,066

UBS AG	6.000	04-18-18	EUR 380,000	604,997

Virgin Media Finance PLC	8.875	10-15-19	GBP 100,000	166,197

Voyage Care Bondco PLC	6.500	08-01-18	GBP 600,000	921,878

See notes to financial statements	Annual report | Global Absolute Return Strategies Fund	21

		Maturity
	Rate (%)	date	Par value^	Value
United States 5.8%				$217,949,751

Advanced Micro Devices, Inc.	7.750	08-01-20	670,000	661,625

Affinia Group, Inc. (S)	7.750	05-01-21	1,089,000	1,121,670

Aleris International, Inc.	7.625	02-15-18	250,000	262,500

Aleris International, Inc.	7.875	11-01-20	1,287,000	1,344,915

AMC Entertainment, Inc.	9.750	12-01-20	1,510,000	1,721,400

American Axle & Manufacturing, Inc.	6.625	10-15-22	1,657,000	1,752,278

American Axle & Manufacturing, Inc.	7.750	11-15-19	289,000	327,293

American International Group, Inc.	5.000	06-26-17	EUR 300,000	443,127

Amgen, Inc.	4.375	12-05-18	EUR 550,000	826,877

Approach Resources, Inc.	7.000	06-15-21	895,000	903,950

APX Group, Inc. (S)	6.375	12-01-19	790,000	770,250

APX Group, Inc. (S)	8.750	12-01-20	1,838,000	1,838,000

Ashland, Inc. (S)	6.875	05-15-43	220,000	225,500

AT&T, Inc.	2.500	03-15-23	EUR 400,000	524,552

AT&T, Inc.	3.550	12-17-32	EUR 150,000	199,272

Athlon Holdings LP (S)	7.375	04-15-21	1,360,000	1,380,400

Atlas Pipeline Partners LP (S)	5.875	08-01-23	900,000	859,500

Atlas Pipeline Partners LP (S)	6.625	10-01-20	620,000	632,400

Atwood Oceanics, Inc.	6.500	02-01-20	373,000	397,245

Avis Budget Car Rental LLC (S)	5.500	04-01-23	958,000	943,630

Avis Budget Finance PLC	6.000	03-01-21	EUR 575,000	790,577

Bank of America Corp. (P)	1.062	03-28-18	EUR 600,000	754,308

Bank of America Corp.	2.500	07-27-20	EUR 800,000	1,055,374

Bank of America Corp.	4.750	04-03-17	EUR 950,000	1,402,500

Bank of America Corp.	7.000	06-15-16	EUR 850,000	1,311,729

Biomet, Inc.	6.500	08-01-20	1,477,000	1,550,850

BOE Intermediate Holding Corp., PIK (S)	9.000	11-01-17	855,000	872,100

BOE Merger Corp., PIK (S)	9.500	11-01-17	1,100,000	1,160,500

Boise Paper Holdings LLC	8.000	04-01-20	2,480,000	2,666,000

Boyd Gaming Corp.	9.000	07-01-20	1,575,000	1,685,250

Cablevision Systems Corp.	5.875	09-15-22	1,735,000	1,726,325

Cablevision Systems Corp.	8.625	09-15-17	1,350,000	1,555,875

Caesars Entertainment Operating
Company, Inc. (S)	9.000	02-15-20	3,090,000	2,891,400

Calpine Corp. (S)	7.875	07-31-20	1,230,000	1,334,550

Casella Waste Systems, Inc.	7.750	02-15-19	2,510,000	2,434,700

CCM Merger, Inc. (S)	9.125	05-01-19	1,881,000	1,993,860

CCO Holdings LLC	5.250	09-30-22	500,000	466,250

CCO Holdings LLC	5.750	01-15-24	3,110,000	2,907,850

CDW LLC	8.500	04-01-19	1,225,000	1,344,438

Cemex Finance LLC (S)	9.500	12-14-16	980,000	1,043,700

CenturyLink, Inc.	5.625	04-01-20	2,035,000	2,075,700

Cequel Communications Escrow 1 LLC (S)	6.375	09-15-20	1,710,000	1,765,575

Cequel Communications Holdings I
LLC (S)	5.125	12-15-21	540,000	518,400

Chaparral Energy, Inc.	8.250	09-01-21	825,000	872,438

Chassix, Inc. (S)	9.250	08-01-18	1,253,000	1,306,253

22	Global Absolute Return Strategies Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value
United States (continued)

Chesapeake Energy Corp.	6.875	11-15-20	1,515,000	$1,658,925

Chesapeake Energy Corp.	7.250	12-15-18	740,000	834,350

Chesapeake Oilfield Operating LLC	6.625	11-15-19	125,000	126,250

Chrysler Group LLC	8.250	06-15-21	1,500,000	1,668,750

Citigroup, Inc. (1.469% to 8-30-13
then 3 month EURIBOR +1.270%)	1.469	11-30-17	EUR 300,000	385,735

Citigroup, Inc.	4.000	11-26-15	EUR 730,000	1,034,222

Citigroup, Inc. (4.750% to 2-10-14,
then 3 month EURIBOR + 1.400%)	4.750	02-10-19	EUR 720,000	949,748

Citigroup, Inc.	5.000	08-02-19	EUR 120,000	183,937

Citigroup, Inc.	7.375	09-04-19	EUR 1,200,000	2,049,688

CityCenter Holdings LLC, PIK	10.750	01-15-17	1,225,788	1,323,851

Clear Channel Communications, Inc.	9.000	03-01-21	1,910,000	1,881,350

Clear Channel Worldwide Holdings, Inc.	7.625	03-15-20	1,220,000	1,287,100

Concho Resources, Inc.	5.500	10-01-22	1,250,000	1,257,813

Concho Resources, Inc.	6.500	01-15-22	500,000	535,000

Continental Resources, Inc.	4.500	04-15-23	450,000	437,625

Continental Resources, Inc.	5.000	09-15-22	1,992,000	2,001,960

Cricket Communications, Inc.	7.750	10-15-20	2,160,000	2,457,000

Crown Americas LLC (S)	4.500	01-15-23	770,000	718,025

Crown Americas LLC	6.250	02-01-21	100,000	106,250

Del Monte Corp.	7.625	02-15-19	1,620,000	1,692,900

DIRECTV Holdings LLC	2.750	05-19-23	EUR 600,000	767,990

DISH DBS Corp. (S)	5.125	05-01-20	1,220,000	1,198,650

DISH DBS Corp.	5.875	07-15-22	760,000	758,100

DISH DBS Corp.	6.750	06-01-21	1,075,000	1,139,500

DJO Finance LLC	7.750	04-15-18	500,000	496,250

DJO Finance LLC	9.875	04-15-18	700,000	740,250

DR Horton, Inc	4.375	09-15-22	1,460,000	1,372,400

DR Horton, Inc.	3.625	02-15-18	290,000	284,200

Eagle Midco, Inc. (S)	9.000	06-15-18	690,000	695,175

El Paso Corp.	7.000	06-15-17	1,470,000	1,638,396

El Paso Pipeline Partners Operating
Company LLC	6.500	04-01-20	62,000	72,227

Endo Health Solutions, Inc.	7.250	01-15-22	750,000	781,875

Endo Pharmaceuticals Holdings, Inc.	7.000	12-15-20	1,500,000	1,567,500

Energy Future Intermediate Holding
Company LLC	10.000	12-01-20	2,775,000	3,003,938

Energy XXI Gulf Coast, Inc.	7.750	06-15-19	1,425,000	1,496,250

EP Energy LLC	7.750	09-01-22	555,000	610,500

EP Energy LLC	9.375	05-01-20	995,000	1,129,325

Epicor Software Corp.	8.625	05-01-19	548,000	580,880

First Data Corp. (S)	8.250	01-15-21	575,000	600,875

Freescale Semiconductor, Inc.	10.750	08-01-20	2,217,000	2,483,040

Fresenius Medical Care US Finance II,
Inc. (S)	5.625	07-31-19	954,000	1,010,048

Frontier Communications Corp.	7.625	04-15-24	1,255,000	1,267,550

Frontier Communications Corp.	8.125	10-01-18	885,000	986,775

See notes to financial statements	Annual report | Global Absolute Return Strategies Fund	23

		Maturity
	Rate (%)	date	Par value^	Value
United States (continued)

Frontier Communications Corp.	8.250	04-15-17	975,000	$1,101,750

GenOn Americas Generation LLC	8.500	10-01-21	125,000	136,250

GenOn Energy, Inc.	9.500	10-15-18	2,520,000	2,885,400

Gibson Brands, Inc. (S)	8.875	08-01-18	890,000	916,700

Goodrich Petroleum Corp.	8.875	03-15-19	2,194,000	2,248,850

GWR Operating Partnership LLP	10.875	04-01-17	1,100,000	1,230,625

Halcon Resources Corp.	8.875	05-15-21	1,515,000	1,530,150

Halcon Resources Corp.	9.750	07-15-20	645,000	669,188

HCA, Inc.	5.875	05-01-23	500,000	505,000

HCA, Inc.	7.250	09-15-20	2,825,000	3,089,844

HCA, Inc.	7.500	11-15-95	1,960,000	1,768,900

HDTFS, Inc.	6.250	10-15-22	60,000	63,600

Hexion US Finance Corp.	6.625	04-15-20	1,935,000	1,978,538

Hexion US Finance Corp.	8.875	02-01-18	425,000	442,000

Hiland Partners LP (S)	7.250	10-01-20	2,010,000	2,110,500

HSBC Finance Corp.	3.750	11-04-15	EUR 700,000	984,609

Infor US, Inc.	10.000	04-01-19	EUR 1,420,000	2,096,897

Infor US, Inc.	11.500	07-15-18	733,000	844,783

Innovation Ventures LLC (S)	9.500	08-15-19	570,000	464,550

Interface Security Systems Holdings,
Inc. (S)	9.250	01-15-18	1,000,000	1,030,000

Jarden Corp.	7.500	05-01-17	1,554,000	1,734,653

JPMorgan Chase & Company
(4.375% to 11-12-14, then
3 month EURIBOR + 1.500%)	4.375	11-12-19	EUR 400,000	537,785

Kinetic Concepts, Inc.	10.500	11-01-18	1,006,000	1,106,600

Laredo Petroleum, Inc.	7.375	05-01-22	215,000	226,825

Laredo Petroleum, Inc.	9.500	02-15-19	450,000	499,500

Laureate Education, Inc. (S)	9.250	09-01-19	3,025,000	3,282,125

Level 3 Communications, Inc.	8.875	06-01-19	910,000	980,525

Level 3 Financing, Inc.	8.125	07-01-19	250,000	271,250

Level 3 Financing, Inc.	8.625	07-15-20	2,095,000	2,304,500

Libbey Glass, Inc.	6.875	05-15-20	982,000	1,050,740

Linn Energy LLC (S)	6.250	11-01-19	780,000	733,200

Linn Energy LLC	6.500	05-15-19	1,455,000	1,414,988

Lynx I Corp.	6.000	04-15-21	GBP 650,000	1,014,107

Marina District Finance Company, Inc.	9.500	10-15-15	1,770,000	1,849,650

McGraw-Hill Global Education
Holdings LLC (S)	9.750	04-01-21	860,000	903,000

Mcron Finance Sub LLC (S)	8.375	05-15-19	920,000	1,000,500

MetroPCS Wireless, Inc.	6.625	11-15-20	850,000	892,500

MGM Resorts International	7.625	01-15-17	1,625,000	1,828,125

Michael Foods, Inc.	9.750	07-15-18	900,000	990,000

Midstates Petroleum Company, Inc. (S)	9.250	06-01-21	400,000	393,000

Midstates Petroleum Company, Inc. (S)	10.750	10-01-20	962,000	1,000,480

Milacron LLC (S)	7.750	02-15-21	725,000	739,500

Mobile Mini, Inc.	7.875	12-01-20	28,000	30,520

24	Global Absolute Return Strategies Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value
United States (continued)

Morgan Stanley	2.250	03-12-18	EUR 700,000	$934,784

Morgan Stanley	4.500	02-23-16	EUR 1,200,000	1,708,010

Morgan Stanley	5.375	08-10-20	EUR 100,000	152,221

Morgan Stanley	5.500	10-02-17	EUR 500,000	753,362

New Academy Finance Company
LLC, PIK (S)	8.000	06-15-18	175,000	180,250

Novelis, Inc.	8.750	12-15-20	780,000	859,950

NPC International, Inc.	10.500	01-15-20	1,730,000	1,985,175

NRG Energy, Inc.	8.250	09-01-20	1,110,000	1,232,100

Pemex Project Funding Master Trust	6.375	08-05-16	EUR 973,000	1,473,709

Pfizer, Inc.	5.750	06-03-21	EUR 650,000	1,091,481

Philip Morris International, Inc.	2.750	03-19-25	EUR 450,000	588,798

Philip Morris International, Inc.	3.125	06-03-33	EUR 200,000	255,720

PNK Finance Corp. (S)	6.375	08-01-21	160,000	161,000

Production Resource Group, Inc.	8.875	05-01-19	1,005,000	781,388

Rain CII Carbon LLC (S)	8.250	01-15-21	625,000	632,813

Rain CII Carbon LLC	8.500	01-15-21	EUR 625,000	796,131

Regions Bank	7.500	05-15-18	500,000	590,585

Resolute Forest Products, Inc. (S)	5.875	05-15-23	1,030,000	927,000

Reynolds Group Issuer, Inc.	7.875	08-15-19	1,005,000	1,105,500

Reynolds Group Issuer, Inc.	8.500	05-15-18	680,000	707,200

Rite Aid Corp.	8.000	08-15-20	1,840,000	2,063,100

Roche Holdings, Inc.	6.500	03-04-21	EUR 550,000	963,974

Sabine Pass Liquefaction LLC (S)	5.625	02-01-21	2,095,000	2,066,194

Sabine Pass Liquefaction LLC (S)	5.625	04-15-23	400,000	390,000

SandRidge Energy, Inc.	8.750	01-15-20	2,014,000	2,114,700

Sealed Air Corp. (S)	6.500	12-01-20	1,094,000	1,181,520

Select Medical Corp. (S)	6.375	06-01-21	1,200,000	1,164,000

Service Corp. International	7.000	05-15-19	600,000	645,750

Service Corp. International	8.000	11-15-21	480,000	559,800

Simmons Foods, Inc. (S)	10.500	11-01-17	1,251,000	1,332,315

Sky Growth Acquisition Corp. (S)	7.375	10-15-20	525,000	546,000

Sprint Capital Corp.	6.875	11-15-28	2,846,000	2,618,320

Sprint Communications, Inc.	6.000	11-15-22	2,361,000	2,272,463

Sprint Communications, Inc. (S)	7.000	03-01-20	115,000	125,350

Sprint Communications, Inc.	7.000	08-15-20	400,000	421,500

Sprint Communications, Inc.	9.125	03-01-17	45,000	51,863

Steelcase, Inc.	6.375	02-15-21	65,000	71,333

Summit Materials LLC	10.500	01-31-20	965,000	1,032,550

SunGard Data Systems, Inc.	7.625	11-15-20	1,350,000	1,464,750

Taminco Global Chemical Corp. (S)	9.750	03-31-20	50,000	56,375

Tenet Healthcare Corp. (S)	4.500	04-01-21	2,205,000	2,056,163

Tenet Healthcare Corp.	8.000	08-01-20	378,000	401,625

The Hertz Corp.	5.875	10-15-20	1,065,000	1,123,575

Toll Brothers Finance Corp.	6.750	11-01-19	1,140,000	1,288,200

See notes to financial statements	Annual report | Global Absolute Return Strategies Fund	25

		Maturity
	Rate (%)	date	Par value^	Value
United States (continued)

Tops Holding II Corp., PIK (S)	8.750	06-15-18	670,000	$668,325

Townsquare Radio LLC (S)	9.000	04-01-19	890,000	947,850

TransUnion Holding Company, Inc.,
PIK (S)	8.125	06-15-18	1,170,000	1,250,438

TransUnion Holding Company, Inc.	9.625	06-15-18	389,000	422,065

Triumph Group, Inc.	8.625	07-15-18	105,000	114,188

Tronox Finance LLC (S)	6.375	08-15-20	1,455,000	1,393,163

UAL 2007-1 Pass Through Trust	6.636	07-02-22	1,396,601	1,466,431

United Rentals North America, Inc.	5.750	07-15-18	840,000	898,800

United Rentals North America, Inc.	7.625	04-15-22	469,000	522,935

Univision Communications, Inc. (S)	6.750	09-15-22	960,000	1,032,000

Univision Communications, Inc. (S)	7.875	11-01-20	1,000,000	1,097,500

US Airways 2011-1 Class A Pass
Through Trust	7.125	10-22-23	2,012,246	2,248,685

Valeant Pharmaceuticals
International, Inc. (S)	6.750	08-15-21	1,420,000	1,469,700

Vector Group, Ltd.	7.750	02-15-21	1,335,000	1,395,075

Visant Corp.	10.000	10-01-17	1,290,000	1,219,050

Wachovia Corp.	4.375	11-27-18	EUR 800,000	1,172,234

Wal-Mart Stores, Inc.	4.875	09-21-29	EUR 100,000	162,508

Walter Energy, Inc. (S)	9.875	12-15-20	500,000	427,500

Wex, Inc. (S)	4.750	02-01-23	580,000	545,200

Windstream Corp.	6.375	08-01-23	970,000	921,500

Windstream Corp.	7.750	10-01-21	2,135,000	2,273,775

Zurich Insurance USA, Inc. (5.750%
to 10-2-13, then 3 month
EURIBOR + 2.670%)	5.750	10-02-23	EUR 445,000	594,966

Uruguay 0.0%				317,863

Navios South American Logistics, Inc. (S)	9.250	04-15-19	295,000	317,863

Capital Preferred Securities 0.0%				$838,487

(Cost $753,485)

United States 0.0%				838,487

GE Capital Trust IV (4.625% to
9-15-16, then month EURIBOR
+1.600%) (S)	4.625	09-15-66	EUR 635,000	838,487

Foreign Government Obligations 4.8%			$181,309,929

(Cost $185,795,814)

Germany 0.1%				5,207,247

Federal Republic of Germany
Bond	1.500	02-15-23	EUR 200,000	262,904
Bond	1.500	05-15-23	EUR 3,000,000	3,929,188
Bond	3.250	01-04-20	EUR 230,000	349,375
Bond	5.625	01-04-28	EUR 350,000	665,780

Italy 0.0%				685,729

Republic of Italy
Bond	4.250	03-01-20	EUR 500,000	685,729

26	Global Absolute Return Strategies Fund | Annual report	See notes to financial statements

		Maturity
	Rate (%)	date	Par value^	Value
Mexico 4.7%				$175,416,953

Government of Mexico
Bond	6.500	06-10-21	MXN 541,674,800	44,119,901
Bond	7.500	06-03-27	MXN 507,230,200	43,637,821
Bond	8.500	05-31-29	MXN 474,307,700	43,507,972
Bond	10.000	12-05-24	MXN 423,901,400	44,151,259

	Shares	Value
Common Stocks 26.8%	$1,006,381,336

(Cost $941,643,117)

Australia 0.9%		33,288,457

Dexus Property Group	1,279,301	1,206,025

GPT Group	1,070,541	3,519,530

Mirvac Group	3,016,365	4,449,859

Oil Search, Ltd.	1,012,978	7,368,032

Santos, Ltd.	592,829	7,279,264

Westfield Group	939,048	9,465,747

Austria 0.1%		4,883,049

Oesterreichische Post AG	114,293	4,883,049

Bermuda 0.2%		7,770,059

Lazard, Ltd., Class A	213,698	7,770,059

Canada 0.8%		28,714,808

Africa Oil Corp. (I)	479,383	3,603,593

Alimentation Couche Tard, Inc.	183,505	11,246,850

First Quantum Minerals, Ltd.	356,882	5,733,184

Suncor Energy, Inc.	257,287	8,131,181

China 1.8%		68,438,622

51job, Inc., ADR (I)	77,972	5,185,138

Agricultural Bank of China, Ltd., H Shares	3,201,000	1,295,092

Anhui Conch Cement Company, Ltd., H Shares	294,500	868,855

Baidu, Inc., ADR (I)	21,020	2,781,156

Bank of China, Ltd., H Shares	14,758,000	6,161,777

Bank of Communications Company, Ltd., H Shares	651,000	422,790

China Citic Bank Corp., Ltd., H Shares	886,000	409,987

China Construction Bank Corp., H Shares	9,380,000	6,997,756

China Life Insurance Company, Ltd., H Shares	944,000	2,255,496

China Merchants Bank Company, Ltd., H Shares	486,000	813,435

China Oilfield Services, Ltd., H Shares	952,000	2,156,370

China Pacific Insurance Group Company, Ltd., H Shares	287,600	959,755

China Petroleum & Chemical Corp., H Shares	3,728,400	2,766,460

China Shenhua Energy Company, Ltd., H Shares	301,000	869,415

China Telecom Corp., Ltd., H Shares	2,024,000	1,005,332

CNOOC, Ltd.	1,680,000	3,024,554

Dongfeng Motor Group Company, Ltd., H Shares	326,000	435,254

Haitian International Holdings, Ltd.	299,000	504,701

Hengan International Group Company, Ltd.	134,500	1,479,017

Industrial & Commercial Bank of China, Ltd., H Shares	11,556,000	7,571,259

Jiangxi Copper Company, Ltd., H Shares	255,000	427,619

Lenovo Group, Ltd.	2,036,000	1,855,229

See notes to financial statements	Annual report | Global Absolute Return Strategies Fund	27

	Shares	Value
China (continued)

Minth Group, Ltd.	290,000	$516,136

New Oriental Education & Technology Group, ADR	142,800	3,168,732

PetroChina Company, Ltd., H Shares	1,662,000	1,939,339

Ping An Insurance Group Company, H Shares	264,500	1,710,979

Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	988,000	931,618

Tencent Holdings, Ltd.	130,300	5,905,999

Tingyi Cayman Islands Holding Corp.	388,000	958,124

Vipshop Holdings, Ltd., ADR (I)	34,623	1,458,321

Want Want China Holdings, Ltd.	874,000	1,178,638

Zhuzhou CSR Times Electric Company, Ltd., H Shares	161,000	424,289

Denmark 0.3%		9,737,580

Danske Bank A/S (I)	528,230	9,737,580

Finland 0.2%		8,343,530

Wartsila OYJ Abp	184,614	8,343,530

France 1.4%		52,395,544

BNP Paribas SA	190,838	12,418,083

Carrefour SA	350,701	10,722,684

Ingenico SA	84,418	6,333,667

Klepierre	95,158	4,137,673

Sanofi	105,338	11,284,717

Unibail-Rodamco SE	21,629	5,265,219

Unibail-Rodamco SE (Amsterdam Stock Exchange)	9,175	2,233,501

Germany 0.0%		1,478,239

GSW Immobilien AG	36,502	1,478,239

Hong Kong 2.0%		73,458,440

AIA Group, Ltd.	450,600	2,133,749

Belle International Holdings, Ltd.	773,000	1,115,364

BOC Hong Kong Holdings, Ltd.	3,094,000	9,708,660

China Mengniu Dairy Company, Ltd.	1,618,000	6,488,619

China Metal Recycling Holdings, Ltd. (I)	1,799,400	0

China Mobile, Ltd.	1,176,500	12,482,595

China Overseas Land & Investment, Ltd.	1,004,000	2,884,126

China Resources Land, Ltd.	994,000	2,721,688

China Resources Power Holdings, Ltd.	776,000	1,803,537

China State Construction International Holdings, Ltd.	636,000	1,016,313

China Unicom Hong Kong, Ltd.	714,000	1,051,186

Galaxy Entertainment Group, Ltd. (I)	504,000	2,642,381

Henderson Land Development Company, Ltd.	616,900	3,847,209

Hong Kong Land Holdings, Ltd.	481,000	3,248,603

Kunlun Energy Company, Ltd.	532,000	781,518

New World Development Company, Ltd.	2,418,000	3,518,000

Sands China, Ltd.	1,663,600	9,001,759

Shanghai Industrial Holdings, Ltd.	161,000	500,272

Sun Hung Kai Properties, Ltd.	538,000	7,187,978

Swire Properties, Ltd.	451,000	1,324,883

28	Global Absolute Return Strategies Fund | Annual report	See notes to financial statements

	Shares	Value
Ireland 0.3%		$9,926,559

Accenture PLC, Class A	134,488	9,926,559

Israel 0.1%		2,675,090

Mellanox Technologies, Ltd. (I)	58,600	2,675,090

Italy 0.1%		5,018,669

Prada SpA	538,100	5,018,669

Japan 2.3%		88,173,589

Mitsubishi Estate Company, Ltd.	182,000	4,615,735

Mitsui Fudosan Company, Ltd.	549,000	16,550,971

Nippon Building Fund, Inc.	168	1,829,623

Nippon Prologis REIT, Inc.	220	1,907,557

Nippon Steel Corp.	3,177,000	9,222,962

ORIX Corp.	550,100	8,137,180

Otsuka Corp.	106,100	11,974,764

Resorttrust, Inc.	176,800	5,366,497

Sekisui House, Ltd.	471,000	6,079,181

Seven & I Holdings Company, Ltd.	223,500	8,417,981

Sumitomo Mitsui Financial Group, Inc.	308,100	14,071,138

Jersey, Channel Islands 0.0%		92,862

LXB Retail Properties PLC (I)	52,415	92,862

Netherlands 0.5%		18,655,340

Koninklijke Philips Electronics NV	250,531	8,016,284

LyondellBasell Industries NV, Class A	154,840	10,639,056

Norway 0.3%		12,336,793

DNB ASA	742,911	12,336,793

Portugal 0.2%		7,294,930

Galp Energia SGPS SA	455,672	7,294,930

Russia 1.2%		45,844,979

Gazprom OAO, ADR	1,339,613	10,408,793

LUKOIL OAO, ADR	175,721	10,448,371

Magnit OJSC, GDR	17,401	1,002,298

MMC Norilsk Nickel OJSC, ADR	518,176	6,948,740

NovaTek OAO, GDR	6,417	748,111

NovaTek OAO, GDR	40,479	4,707,708

Rosneft OAO, GDR	501,276	3,549,034

Sberbank of Russia, ADR	135,764	1,573,505

Sberbank of Russia, ADR	487,857	5,651,344

VTB Bank OJSC, GDR	285,589	807,075

Singapore 0.1%		3,764,289

Ascendas Real Estate Investment Trust	811,000	1,480,377

CapitaLand, Ltd.	507,000	1,286,116

Mapletree Commercial Trust	1,059,000	997,796

South Korea 0.1%		3,130,799

Samsung Electronics Company, Ltd.	2,747	3,130,799

Spain 0.2%		6,607,611

Grifols SA	155,848	6,607,611

See notes to financial statements	Annual report | Global Absolute Return Strategies Fund	29

	Shares	Value
Sweden 0.4%		$15,679,573

Elekta AB, B Shares	566,623	9,675,255

Lundin Petroleum AB (I)	273,120	6,004,318

Switzerland 0.5%		18,318,980

Roche Holdings AG	44,376	10,910,244

Syngenta AG	18,700	7,408,736

United Kingdom 2.0%		73,410,492

Aveva Group PLC	104,453	3,831,002

BT Group PLC	2,026,994	10,480,018

D.S. Smith PLC	559,110	2,200,265

Derwent London PLC, ADR	87,647	3,213,865

Great Portland Estates PLC	484,003	4,093,063

Hammerson PLC	863,121	6,935,979

Inmarsat PLC	328,563	3,423,543

Land Securities Group PLC	399,293	5,781,488

Lloyds Banking Group PLC (I)	12,709,200	13,276,785

Petrofac, Ltd.	233,416	4,677,034

Rio Tinto PLC	190,179	8,583,337

Segro PLC	648,614	3,057,280

Telecity Group PLC	231,844	3,141,192

Workspace Group PLC	104,285	715,641

United States 10.8%		406,942,453

Acuity Brands, Inc.	119,627	10,347,736

Amgen, Inc.	86,874	9,407,585

AvalonBay Communities, Inc.	37,972	5,139,130

Baxter International, Inc.	133,036	9,716,949

Beam, Inc.	90,888	5,906,811

BorgWarner, Inc.	82,114	7,836,139

Boston Properties, Inc.	48,086	5,142,798

Calpine Corp. (I)	588,368	11,773,244

Citigroup, Inc.	333,591	17,393,435

CMS Energy Corp.	288,827	8,084,268

Cobalt International Energy, Inc. (I)	134,003	3,865,987

DDR Corp.	232,176	3,965,566

Delta Air Lines, Inc.	366,023	7,770,668

eBay, Inc. (I)	177,299	9,164,585

Equinix, Inc. (I)	37,614	6,746,071

Equity Residential	88,504	4,956,224

Essex Property Trust, Inc.	20,387	3,288,219

Express Scripts Holding Company (I)	155,597	10,199,383

Extra Space Storage, Inc.	93,419	3,928,269

Facebook, Inc., Class A (I)	14,102	519,377

Federal Realty Investment Trust	19,216	2,024,021

First Republic Bank	232,585	10,045,346

General Growth Properties, Inc.	310,561	6,441,035

General Motors Company (I)	287,003	10,294,798

Google, Inc., Class A (I)	17,999	15,975,912

30	Global Absolute Return Strategies Fund | Annual report	See notes to financial statements

	Shares	Value
United States (continued)

Halliburton Company	143,597	$6,489,148

Hanesbrands, Inc.	127,196	8,071,858

Health Care REIT, Inc.	58,643	3,781,887

Host Hotels & Resorts, Inc.	288,098	5,145,430

J.B. Hunt Transport Services, Inc.	100,508	7,531,064

Kansas City Southern	59,421	6,402,613

Kilroy Realty Corp.	36,584	1,914,807

Kimco Realty Corp.	202,553	4,567,570

Kraft Foods Group, Inc.	170,829	9,665,505

Las Vegas Sands Corp.	68,416	3,801,877

Lennar Corp., Class A	33,241	1,125,873

Monster Beverage Corp. (I)	90,445	5,516,241

NetApp, Inc.	139,364	5,730,648

Occidental Petroleum Corp.	111,817	9,957,304

ON Semiconductor Corp. (I)	1,028,058	8,471,198

Pall Corp.	133,537	9,342,249

Polycom, Inc. (I)	128,406	1,227,561

Precision Castparts Corp.	37,946	8,413,387

Prologis, Inc.	198,457	7,612,811

Public Storage	19,504	3,105,427

PulteGroup, Inc.	30,302	503,922

Simon Property Group, Inc.	70,830	11,337,050

SL Green Realty Corp.	78,122	7,081,759

Starbucks Corp.	136,727	9,740,431

Starwood Hotels & Resorts Worldwide, Inc.	21,335	1,411,310

State Street Corp.	123,438	8,599,925

The Charles Schwab Corp.	412,479	9,111,661

The Estee Lauder Companies, Inc., Class A	101,709	6,677,196

The Home Depot, Inc.	126,169	9,971,136

The Macerich Company	69,037	4,283,746

Time Warner Cable, Inc.	63,914	7,290,670

Time Warner, Inc.	135,690	8,448,059

TJX Companies, Inc.	155,362	8,085,038

Vornado Realty Trust	77,733	6,592,536

Preferred Securities 0.1%		$3,436,463

(Cost $3,648,399)

Brazil 0.1%		3,436,463

Vale SA	278,500	3,436,463

See notes to financial statements	Annual report | Global Absolute Return Strategies Fund	31

	Shares	Value
Purchased Options 2.0%		$75,272,728

(Cost $67,481,433)

Call Options 1.8%		66,022,080

Exchange Traded on S&P 500 INDEX
(Expiration Date: 3-22-14; Strike Price: $1,550) (I)	235,000	38,363,750

Over the Counter on the USD vs. CNY
(Expiration Date: 12-11-13; Strike Price: $6.38:
Counterparty: UBS AG) (I)	155,000,000	220,409

Over the Counter on the USD vs. CNY
(Expiration Date: 8-28-13; Strike Price: $6.45:
Counterparty: UBS AG) (I)	19,171,779	19

Over the Counter on the USD vs. JPY
(Expiration Date: 12-11-13; Strike Price: $84.50;
Counterparty: UBS AG) (I)	155,000,000	21,178,735

Over the Counter on the USD vs. JPY
(Expiration Date: 12-18-14; Strike Price: $83.00;
Counterparty: Goldman Sachs Group, Inc.) (I)	18,750,000	2,980,313

Over the Counter on the USD vs. JPY
(Expiration Date: 8-28-13; Strike Price: $81.00;
Counterparty: UBS AG) (I)	19,171,779	3,278,854

Put Options 0.2%		9,250,648

Exchange Traded on Apple CBOE Flex Options
(Expiration Date: 10-19-13; Strike Price: $270) (I)	18,000	1,219,957

Over the Counter on Hang Seng Index
(Expiration Date: 12-30-13; Strike Price: HKD 15,982.72;
Counterparty: Goldman Sachs Group, Inc.) (I)	2,400	20,322

Over the Counter on Hang Seng Index
(Expiration Date: 12-30-13; Strike Price: HKD 15,995.83;
Counterparty: UBS AG) (I)	2,000	17,020

Over the Counter on Hang Seng Index
(Expiration Date: 12-30-13; Strike Price: HKD 16,003.08;
Counterparty: UBS AG) (I)	3,650	31,147

Over the Counter on Hang Seng Index
(Expiration Date: 12-30-13; Strike Price: HKD 16,140.43;
Counterparty: UBS AG) (I)	2,000	17,989

Over the Counter on Hang Seng Index
(Expiration Date: 12-30-13; Strike Price: HKD 16,199.60;
Counterparty: UBS AG) (I)	2,500	23,005

Over the Counter on Hang Seng Index
(Expiration Date: 12-30-13; Strike Price: HKD 16,304.39;
Counterparty: UBS AG) (I)	3,500	33,543

Over the Counter on Hang Seng Index
(Expiration Date: 12-30-13; Strike Price: HKD 16,531.99;
Counterparty: The Royal Bank of Scotland, PLC) (I)	5,000	52,399

Over the Counter on Hang Seng Index
(Expiration Date: 12-30-13; Strike Price: HKD 16,858.17;
Counterparty: UBS AG) (I)	7,430	88,781

Over the Counter on Hang Seng Index
(Expiration Date: 12-30-13; Strike Price: HKD 16,907.08;
Counterparty: UBS AG) (I)	9,200	112,153

Over the Counter on KOSPII 200 Index
(Expiration Date: 12-30-13; Strike Price: KRW 240.00;
Counterparty: Morgan Stanley) (I)	320,000,000	1,525,838

32	Global Absolute Return Strategies Fund | Annual report	See notes to financial statements

	Shares	Value
Put Options (continued)

Over the Counter on KOSPII 200 Index
(Expiration Date: 12-30-13; Strike Price: KRW 241.79;
Counterparty: BNP Paribas SA) (I)	221,000,000	$1,163,914

Over the Counter on the USD vs. CNY
(Expiration Date: 12-11-13; Strike Price: $6.38:
Counterparty: UBS AG) (I)	131,875,643	4,041,159

Over the Counter on the USD vs. CNY
(Expiration Date: 8-28-13; Strike Price $6.45;
Counterparty: UBS AG) (I)	19,171,779	807,457

Over the Counter on the USD vs. JPY
(Expiration Date: 12-11-13; Strike Price: $79.50;
Counterparty: UBS AG) (I)	155,000,000	95,945

Over the Counter on the USD vs. JPY
(Expiration Date: 8-28-13; Strike Price: $76.00;
Counterparty: UBS AG) (I)	19,171,779	19

Rights 0.0%		$0

(Cost $0)
New World Development
(Expiration Date: 12-31-13; Strike Price HKD 1.00) (I)	21,375	0

		Maturity
	Yield (%)*	date	Par value^	Value
Short-Term Investments 54.0%			$2,030,546,869

(Cost $2,030,440,139)

Certificate of Deposit 25.9%				$972,945,945

AMRO Bank NV	0.380	01-21-14	15,000,000	15,000,000

AMRO Bank NV	0.480	10-02-13	15,000,000	15,006,290

Banque Federative du Credit Mutuel	0.440	10-18-13	45,000,000	44,978,769

Commerzbank AG	0.315	08-19-13	65,000,000	65,003,705

Credit Agricole SA	0.440	09-06-13	45,000,000	45,010,157

Credit Agricole SA	0.450	11-14-13	15,000,000	15,006,164

Danske Bank A/S	0.510	09-16-13	25,000,000	25,009,450

Deutsche Bank AG	0.250	09-11-13	70,000,000	69,985,300

Export Development Canada	0.160	01-13-14	50,000,000	49,914,300

FMS Wertmanagement AoR	0.150	08-27-13	75,000,000	74,992,125

ING Direct NV	0.530	04-30-14	60,000,000	60,000,000

ING Direct NV	0.890	10-17-13	18,000,000	18,025,270

KBC Bank NV	0.330	09-26-13	15,000,000	15,002,610

KBC Bank NV	0.350	08-14-13	55,000,000	55,003,636

KFW	0.110	10-28-13	75,000,000	74,978,465

Nationwide Building Society	0.340	11-08-13	60,000,000	60,009,954

Natixis SA	0.470	09-20-13	20,000,000	20,006,786

Natixis SA	0.470	10-15-13	25,000,000	25,011,060

Pohjola Bank PLC	0.240	10-01-13	70,000,000	69,975,570

RBS Holdings NV	0.410	12-05-13	55,000,000	55,015,466

Societe Generale SA	0.400	08-01-13	25,000,000	25,000,153

Societe Generale SA	0.450	11-01-13	25,000,000	25,010,715

Wells Fargo Bank NA	0.200	09-10-13	50,000,000	50,000,000

See notes to financial statements	Annual report | Global Absolute Return Strategies Fund	33

		Maturity
	Yield (%)*	date	Par value^	Value
Commercial Paper 15.4%				$579,909,470

Agence Centrale Organismes	0.120	08-07-13	75,000,000	74,998,500

Bank Nederlandse Gemeenten	0.250	03-11-14	50,000,000	49,924,420

Caisse des Depots et Consignat	0.140	08-09-13	75,000,000	74,997,667

DZ Bank AG	0.195	08-08-13	75,000,000	74,997,157

EnBW Energie Baden-Wuerttember	0.110	08-05-13	75,000,000	74,999,083

Landwirtschaftliche Rentenbank	0.080	08-02-13	75,000,000	74,999,833

Landwirtschaftliche Rentenbank	0.085	09-03-13	80,000,000	79,993,956

Societe Nationale des Chemins de
fer Francais	0.110	08-06-13	75,000,000	74,998,854

Time Deposits 8.3%				311,620,937

Abbey National	0.100	08-02-13	58,006,987	58,006,987

Barclays Bank PLC	0.020	08-02-13	36,733,572	36,733,572

BNP Paribas	0.100	08-01-13	53,005,795	53,005,795

DZ Bank AG	0.090	08-02-13	84,854,116	84,854,116

Sumitomo Mitsui Banking Corp.	0.110	08-01-13	38,207,525	38,207,525

UBS AG	0.080	08-01-13	40,812,942	40,812,942

U.S. Government 4.0%				149,987,517

U.S. Treasury Bill	0.040	08-22-13	50,000,000	49,999,417

U.S. Treasury Bill	0.060	11-14-13	25,000,000	24,997,275

U.S. Treasury Bill	0.060	11-21-13	25,000,000	24,996,700

U.S. Treasury Bill	0.060	11-29-13	25,000,000	24,996,675

U.S. Treasury Bill	0.060	11-07-13	25,000,000	24,997,450

Repurchase Agreement 0.4%				16,083,000

Repurchase Agreement with State Street Corp.
dated 7-31-13 at 0.010% to be repurchased
at $16,083,004 on 8-1-13, collateralized by
$16,680,000 U.S. Treasury Notes 0.625%
due 8-31-17 (valued at $16,408,950,
including interest)			16,083,000	16,083,000

Total investments (Cost $3,689,872,340)† 100.3%			$3,769,681,274

Other assets and liabilities, net (0.3)%				($10,405,818)

Total net assets 100.0%			$3,759,275,456

^ The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the fund. All par values are denominated in U.S. Dollars unless otherwise indicated.

ADR	American Depositary Receipts
EURIBOR	Euro Interbank Offered Rate
GDR	Global Depositary Receipt
PIK	Paid In Kind

(I) Non-income producing security.

(P) Variable rate obligation. The coupon rate shown represents the rate at period end.

(Q) Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

* Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

34	Global Absolute Return Strategies Fund | Annual report	See notes to financial statements

Notes to Schedule of Investments

† At 7-31-13, the aggregate cost of investment securities for federal income tax purposes was $3,697,184,346. Net unrealized appreciation aggregated $72,496,928, of which $111,068,133 related to appreciated investment securities and $38,571,205 related to depreciated investment securities.

Currency abreviations
CNY	Chinese Yuan Renminbi
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso

The fund had the following portfolio allocation as a percentage of net assets on 7-31-13:

Financials	12.8%
Consumer Discretionary	5.0%
Foreign Government Obligations	4.8%
Energy	4.0%
Industrials	3.3%
Information Technology	3.2%
Materials	2.6%
Health Care	2.5%
Consumer Staples	2.5%
Telecommunication Services	2.1%
Purchased Options	2.0%
Utilities	1.5%
Short-Term Investments & Other	53.7%

Total	100.0%

See notes to financial statements	Annual report | Global Absolute Return Strategies Fund	35

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 7-31-13

This Statement of assets and liabilities is the fund’s balance sheet. It shows the value of what the fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments, at value (Cost $3,689,872,340)	$3,769,681,274
Cash	8,803
Foreign currency, at value (Cost $5,876,192)	5,890,246
Cash held at broker for futures contracts	51,170,876
Cash held at clearing house for swap contracts	4,351,017
Receivable for investments sold	72,228,777
Receivable for fund shares sold	25,410,481
Receivable for forward foreign currency exchange contracts	55,429,260
Dividends and interest receivable	13,589,368
Swap contracts, at value (includes net unamortized upfront payments
of $2,481,579)	16,256,008
Other receivables and prepaid expenses	73,570

Total assets	4,014,089,680

Liabilities

Payable for investments purchased	140,708,619
Payable for forward foreign currency exchange contracts	46,154,254
Payable for fund shares repurchased	5,022,449
Written options, at value (premiums received $35,588,073)	44,972,119
Swap contracts, at value	14,659,473
Payable for futures variation margin	1,865,168
Payable to affiliates
Accounting and legal services fees	80,461
Transfer agent fees	332,825
Trustees’ fees	940
Other liabilities and accrued expenses	1,017,916

Total liabilities	254,814,224

Net assets	$3,759,275,456

Net assets consist of

Paid-in capital	$3,723,819,592
Undistributed net investment income	47,158,133
Accumulated net realized gain (loss) on investments, futures contracts,
written options, foreign currency transactions and swap agreements	(59,773,266)
Net unrealized appreciation (depreciation) on investments, futures contracts, written options, translation of assets and liabilities in foreign
currencies and swap agreements	48,070,997

Net assets	$3,759,275,456

36	Global Absolute Return Strategies Fund | Annual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Statement of assets and liabilities (continued)

Net asset value per share

Based on net asset values and shares outstanding — the fund has an unlimited number of shares authorized with no par value
Class A ($1,160,590,581 ÷ 107,064,024 shares)[1]	$10.84
Class C ($145,702,547 ÷ 13,486,892 shares)[1]	$10.80
Class I ($1,739,837,062 ÷ 160,060,451 shares)	$10.87
Class R2 ($1,155,577 ÷ 106,691 shares)	$10.83
Class R6 ($39,206,918 ÷ 3,611,226 shares)	$10.86
Class NAV ($672,782,771 ÷ 61,927,296 shares)	$10.86

Maximum offering price per share[2]

Class A (net asset value per share ÷ 95%)	$11.41

1 Redemption price is equal to net asset value less any applicable contingent deferred sales charge.
2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements	Annual report | Global Absolute Return Strategies Fund	37

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 7-31-13

This Statement of operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. It also shows net gains (losses) for the period stated.

Investment income

Interest	$29,743,796
Dividends	13,652,866
Less foreign taxes withheld	(1,130,741)

Total investment income	42,265,921

Expenses

Investment management fees	25,327,045
Distribution and service fees	2,335,612
Accounting and legal services fees	284,191
Transfer agent fees	2,031,342
Trustees’ fees	17,732
State registration fees	164,629
Printing and postage	193,086
Professional fees	184,846
Custodian fees	1,255,011
Registration and filing fees	464,195
Other	22,777

Total expenses	32,280,466
Less expense reductions and amounts recaptured	(101,178)

Net expenses	32,179,288

Net investment income	10,086,633

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	1,195,217
Futures contracts	(72,748,114)
Written options	7,516,440
Swap contracts	15,772,577
Foreign currency transactions	27,753,755
(20,510,125)
Change in net unrealized appreciation (depreciation) of
Investments	72,230,796
Futures contracts	(34,809,182)
Written options	(5,032,077)
Swap contracts	4,917,601
Translation of assets and liabilities in foreign currencies	10,236,484
47,543,622
Net realized and unrealized gain	27,033,497

Increase in net assets from operations	$37,120,130

38	Global Absolute Return Strategies Fund | Annual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of fund share transactions.

	Year	Year
	ended	ended
	7-31-13	7-31-12[1]

Increase (decrease) in net assets

From operations
Net investment income	$10,086,633	$1,227,312
Net realized gain (loss)	(20,510,125)	16,210,939
Change in net unrealized appreciation (depreciation)	47,543,622	527,375

Increase in net assets resulting from operations	37,120,130	17,965,626

Distributions to shareholders
From net investment income
Class A	(950,792)	—
Class I	(3,500,080)	—
Class R2	(4)	—
Class R6	(19,029)	—
Class NAV	(3,794,422)	—
From net realized gain
Class A	(3,171,454)	—
Class C	(195,118)	—
Class I	(4,218,719)	—
Class R2	(848)	—
Class R6	(27,087)	—
Class NAV	(3,753,256)	—

Total distributions	(19,630,809)	—

From fund share transactions	2,902,408,638	821,411,871

Total increase	2,919,897,959	839,377,497

Net assets

Beginning of period	839,377,497	—

End of period	$3,759,275,456	$839,377,497

Undistributed net investment income	$47,158,133	$10,940,964

1 Period from 12-19-11 (commencement of operations) to 7-31-12.

See notes to financial statements	Annual report | Global Absolute Return Strategies Fund	39

Financial highlights

The Financial highlights show how the fund’s net asset value for a share has changed during the period.

CLASS A SHARES Period ended	7-31-13	7-31-12[1]

Per share operating performance

Net asset value, beginning of period	$10.59	$10.00
Net investment income[2]	0.02	—[3]
Net realized and unrealized gain on investments	0.33	0.59
Total from investment operations	0.35	0.59
Less distributions
From net investment income	(0.03)	—
From net realized gain	(0.07)	—
Total distributions	(0.10)	—
Net asset value, end of period	$10.84	$10.59
Total return (%)[4,5]	3.28	5.90[6]

Ratios and supplemental data

Net assets, end of period (in millions)	$1,161	$175
Ratios (as a percentage of average net assets):
Expenses before reductions and amounts recaptured	1.80	1.97[7]
Expenses including reductions and amounts recaptured	1.80	1.95[7]
Net investment income (loss)	0.18	(0.01)[7]
Portfolio turnover (%)	106	33

1 Period from 12-19-11 (commencement of operations) to 7-31-12.
2 Based on the average daily shares outstanding.
3 Less than $0.005 per share.
4 Does not reflect the effect of sales charges, if any.
5 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
6 Not annualized.
7 Annualized.

CLASS C SHARES Period ended	7-31-13[1]

Per share operating performance

Net asset value, beginning of period	$10.61
Net investment loss[2]	(0.06)
Net realized and unrealized gain on investments	0.32
Total from investment operations	0.26
Less distributions
From net realized gain	(0.07)
Total distributions	(0.07)
Net asset value, end of period	$10.80
Total return (%)[3,4]	2.50

Ratios and supplemental data

Net assets, end of period (in millions)	$146
Ratios (as a percentage of average net assets):
Expenses before reductions and amounts recaptured	2.53
Expenses including reductions and amounts recaptured	2.52
Net investment loss	(0.55)
Portfolio turnover (%)	106

1 The inception date for Class C shares is 8-1-12.
2 Based on the average daily shares outstanding.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

40	Global Absolute Return Strategies Fund | Annual report	See notes to financial statements

CLASS I SHARES Period ended	7-31-13	7-31-12[1]

Per share operating performance

Net asset value, beginning of period	$10.62	$10.00
Net investment income[2]	0.06	0.04
Net realized and unrealized gain on investments	0.33	0.58
Total from investment operations	0.39	0.62
Less distributions
From net investment income	(0.07)	—
From net realized gain	(0.07)	—
Total distributions	(0.14)	—
Net asset value, end of period	$10.87	$10.62
Total return (%)[3]	3.65	6.20[4]

Ratios and supplemental data

Net assets, end of period (in millions)	$1,740	$167
Ratios (as a percentage of average net assets):
Expenses before reductions and amounts recaptured	1.43	1.60[5]
Expenses including reductions and amounts recaptured	1.42	1.59[5]
Net investment income	0.58	0.58[5]
Portfolio turnover (%)	106	33

1 Period from 12-19-11 (commencement of operations) to 7-31-12.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
4 Not annualized.
5 Annualized.

CLASS R2 SHARES Period ended	7-31-13	7-31-12[1]

Per share operating performance

Net asset value, beginning of period	$10.58	$10.67
Net investment income (loss)[2]	—[3]	0.01
Net realized and unrealized gain (loss) on investments	0.32	(0.10)
Total from investment operations	0.32	(0.09)
Less distributions
From net realized gain	(0.07)	—
Total distributions	(0.07)	—
Net asset value, end of period	$10.83	$10.58
Total return (%)[4]	3.08	(0.84)[5]

Ratios and supplemental data

Net assets, end of period (in millions)	$1	—[6]
Ratios (as a percentage of average net assets):
Expenses before reductions and amounts recaptured	8.88	18.31[7]
Expenses including reductions and amounts recaptured	2.00	2.00[7]
Net investment income (loss)	(0.01)	0.19[7]
Portfolio turnover (%)	106	33

1 The inception date for Class R2 shares is 3-1-12.
2 Based on the average daily shares outstanding.
3 Less than $0.005 per share.
4 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
5 Not annualized.
6 Less than $500,000.
7 Annualized.

See notes to financial statements	Annual report | Global Absolute Return Strategies Fund	41

CLASS R6 SHARES Period ended	7-31-13	7-31-12[1]

Per share operating performance

Net asset value, beginning of period	$10.60	$10.67
Net investment income[2]	0.05	0.03
Net realized and unrealized gain (loss) on investments	0.34	(0.10)
Total from investment operations	0.39	(0.07)
Less distributions
From net investment income	(0.06)	—
From net realized gain	(0.07)	—
Total distributions	(0.13)	—
Net asset value, end of period	$10.86	$10.60
Total return (%)[3]	3.66	(0.66)[4]

Ratios and supplemental data

Net assets, end of period (in millions)	$39	—[5]
Ratios (as a percentage of average net assets):
Expenses before reductions and amounts recaptured	1.51	18.04[6]
Expenses including reductions and amounts recaptured	1.50	1.50[6]
Net investment income	0.51	0.69[6]
Portfolio turnover (%)	106	33

1 The inception date for Class R6 shares is 3-1-12.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
4 Not annualized.
5 Less than $500,000.
6 Annualized.

CLASS NAV SHARES Period ended	7-31-13	7-31-12[1]

Per share operating performance

Net asset value, beginning of period	$10.61	$10.00
Net investment income[2]	0.08	0.04
Net realized and unrealized gain on investments	0.32	0.57
Total from investment operations	0.40	0.61
Less distributions
From net investment income	(0.08)	—
From net realized gain	(0.07)	—
Total distributions	(0.15)	—
Net asset value, end of period	$10.86	$10.61
Total return (%)[3]	3.78	6.10[4]

Ratios and supplemental data

Net assets, end of period (in millions)	$673	$497
Ratios (as a percentage of average net assets):
Expenses before reductions and amounts recaptured	1.29	1.43[5]
Expenses including reductions and amounts recaptured	1.29	1.43[5]
Net investment income	0.73	0.69[5]
Portfolio turnover (%)	106	33

1 Period from 12-19-11 (commencement of operations) to 7-31-12.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
4 Not annualized.
5 Annualized.

42	Global Absolute Return Strategies Fund | Annual report	See notes to financial statements

Notes to financial statements

Note 1 — Organization

John Hancock Global Absolute Return Strategies Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long term total return.

The fund may offer multiple classes of shares. The shares currently offered by the Trust are detailed in the Statements of assets and liabilities. Class A and Class C shares are open to all investors. Class I shares are offered to institutions and certain investors. Class R2 shares are available only to certain retirement plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and cerain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, printing and postage and state registration fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last quoted bid or evaluated price. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, taking into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Options listed on an exchange are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. For options not listed on an exchange, an independent pricing source is used to value the options at the mean between the last bid and ask prices. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Swaps are marked-to-market daily based upon values from third party vendors, which may include a registered commodities exchange, or broker quotations. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities and forward foreign currency contracts traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost.

Annual report | Global Absolute Return Strategies Fund 43

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees, which include price verification procedures. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of trading on the NYSE. Significant market events that affect the values of foreign securities may occur between the time when the valuation of the securities is generally determined and the close of the NYSE. During significant market events, these securities will be valued at fair value, as determined in good faith, following procedures established by the Board of Trustees. The fund may use a fair valuation model to value foreign securities in order to adjust for events that may occur between the close of foreign exchanges and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund’s investments as of July 31, 2013, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 7-31-13	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Corporate Bonds	$471,895,462	—	$471,895,462	—
Capital Preferred Securities	838,487	—	838,487	—
Foreign Government
Obligations	181,309,929	—	181,309,929	—

Common Stocks	1,006,381,336	$498,088,448	508,292,888	—
Preferred Securities	3,436,463	3,436,463	—	—
Purchased Options	75,272,728	38,363,750	36,908,978	—
Short-Term Investments	2,030,546,869	—	2,030,546,869	—

Total Investments
in Securities	$3,769,681,274	$539,888,661	$3,229,792,613	—
Other Financial Instruments
Futures	($30,842,634)	($29,435,144)	($1,407,490)	—
Forward Foreign
Currency Contracts	$9,275,006	—	$9,275,006	—
Written Options	($44,972,119)	—	($44,972,119)	—
Interest Rate Swaps	($5,317,078)	—	($5,317,078)	—
Credit Default Swaps	$5,090,819	—	$5,090,819	—
Variance Swaps	$1,822,794	—	$1,822,794	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that

44 Global Absolute Return Strategies Fund | Annual report

the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, the MRA does not result in an offset of the reported amounts of assets and liabilities in the statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions. Collateral received by the fund for repurchase agreements is disclosed in the Portfolio of investments as part of the caption related to the repurchase agreement.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Annual report | Global Absolute Return Strategies Fund 45

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Prior to March 27, 2013, the fund participated in a $200 million unsecured line of credit, also with Citibank, with terms otherwise similar to the existing agreement. Commitment fees for the year ended July 31, 2013 were $939. For the year ended July 31, 2013, the fund had no borrowings under either line of credit.

Expenses. Within the John Hancock fund complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage expenses, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of July 31, 2013, the fund has a short-term capital loss carryfoward of $11,524,190 and a long-term capital loss carryforward of $8,466,887 available to offset future net realized capital gains, which do not expire. Net capital losses of $39,632,841, that are the result of security transactions occurring after October 31, 2012, are treated as occurring on August 1, 2013, the first day of the fund’s next taxable year.

As of July 31, 2013, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund declares and pays dividends and capital gain distributions, if any, annually. The tax character of distributions for the period ended July 31, 2013 was as follows:

	JULY 31, 2013	JULY 31, 2012

Ordinary Income	$15,292,862	—

Long-Term Capital Gain	4,337,947	—

Total	$19,630,809	—

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses

46 Global Absolute Return Strategies Fund | Annual report

that may be applied differently to each class. As of July 31, 2013, the components of distributable earnings on a tax basis consisted of $57,203,498 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, passive foreign investment companies, wash sale loss deferrals, derivative transactions and amortization and accretion on debt securities.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objectives. Derivatives include a variety of different instruments that may be traded in the over-the-counter market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts, certain options and swaps are typically traded through the OTC market. Non-deliverable forwards, currency options and cash settled currency swaps are all regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed. This right to close out and net payments across all transactions traded under the ISDA could result in a reduction of the fund’s risk to a counterparty equal to any amounts payable by the fund, if any.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund’s custodian and is noted in the accompanying portfolio of investments, or if cash is posted, on the Statement of assets and liabilities. The fund’s maximum risk of loss due to counterparty risk is equal to the collateral posted by the fund netted against the value on any outstanding contracts.

Annual report | Global Absolute Return Strategies Fund 47

Futures, certain options and cleared swaps are traded or cleared on an exchange or central exchange clearinghouse. Exchange-traded or cleared transactions generally present less counterparty risk to the fund. The exchange’s clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the clearinghouse and the clearing member.

Cleared swap contracts are subject to clearing house rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the insolvency of the broker with respect to any margin held in the brokers’ customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for exchange-traded or cleared derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded and exchanged cleared transactions are detailed in the Statements of assets and liabilities as Cash held at broker for futures contracts and Cash held at broker for swap contracts, respectively. Securities pledged by the fund for exchanged-traded and cleared transactions are noted as collateral or margin requirements in the Portfolio of investments.

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty and is known as close-out netting. The table below reflects certain fund’s exposure to counterparties subject to an ISDA for OTC derivative transactions:

	TOTAL MARKET VALUE	COLLATERAL POSTED	COLLATERAL
COUNTERPARTY	OF OTC DERIVATIVES	BY COUNTERPARTY	POSTED BY FUND	NET EXPOSURE

Barclays Bank
PLC Wholesale	($11,321,554)	—	$11,000,804	($320,750)
BNP Paribas SA	(4,036,264)	—	5,868,138	1,831,874
Goldman Sachs
Group Inc.	2,385,249	($2,176,262)	—	208,987
Morgan Stanley	824,869	—	3,860,633	4,685,502
The Royal Bank
of Scotland PLC	781,993	—	—	781,993
UBS AG	20,515,003	(19,349,995)	—	1,165,008

Totals	$9,149,296	($21,526,257)	$20,729,575	$8,352,614

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures collateral receivable/ payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

48 Global Absolute Return Strategies Fund | Annual report

During the year ended July 31, 2013, the fund used futures contracts to manage against anticipated changes in securities markets, gain exposure to certain securities markets and/or substitute for securities purchased (or to be purchased) and maintain diversity and liquidity of the portfolio. During the year ended July 31, 2013, the fund held futures contracts with U.S. Dollar notional values ranging from $473.2 million to $2.4 billion, as measured at each quarter end. The following table summarizes the contracts held at July 31, 2013.

						UNREALIZED
OPEN	NUMBER OF		EXPIRATION	NOTIONAL	NOTIONAL	APPRECIATION
CONTRACTS	CONTRACTS	POSITION	DATE	BASIS	VALUE	(DEPRECIATION)

DAX Index Futures	540	Long	Sep 2013	$146,749,368	$148,158,729	$1,409,361
FTSE 100 Index	431	Long	Sep 2013	41,384,226	43,037,450	1,653,224
Futures
Hang Seng Index	25	Long	Aug 2013	3,524,272	3,523,905	(367)
Futures
NASDAQ 100 E-Mini	3,988	Long	Sep 2013	235,287,862	245,900,080	10,612,218
Index Futures
Nikkei 225 Futures	800	Long	Sep 2013	116,620,311	111,122,459	(5,497,852)
U.S. Treasury 10-Year	4,963	Long	Sep 2013	641,528,097	627,509,313	(14,018,784)
Note Futures
CAC 40 Index Future	2,820	Short	Aug 2013	(145,344,371)	(149,707,057)	(4,362,686)
Euro STOXX 50	2,170	Short	Sep 2013	(77,156,266)	(79,821,653)	(2,665,387)
Index Futures
MSCI Taiwan Index	2,830	Short	Aug 2013	(81,122,876)	(80,485,200)	637,676
Futures
OMX 30 Index	1,095	Short	Aug 2013	(20,454,779)	(20,734,468)	(279,689)
Futures
Russell 2000 Mini	4,717	Short	Sep 2013	(461,996,189)	(491,935,930)	(29,939,741)
Index Futures
S&P 500 E-Mini	799	Short	Sep 2013	(67,325,306)	(67,135,975)	189,331
Index Futures
SPI 200 Index	107	Short	Sep 2013	(11,442,275)	(12,046,160)	(603,885)
Futures
Swiss Market Index	295	Short	Sep 2013	(24,515,296)	(24,949,646)	(434,350)
Futures
TOPIX Index Futures	295	Short	Sep 2013	(33,553,049)	(33,948,376)	(395,327)
Ultra Long U.S.	1,586	Short	Sep 2013	(241,634,124)	(228,780,500)	12,853,624
Treasury Bond
Futures
						($30,842,634)

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a specific currency at a price that is set on the date of the contract. The forward contract calls for delivery of the currency on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral, the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses,

Annual report | Global Absolute Return Strategies Fund 49

equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended July 31, 2013, the fund used forward foreign currency contracts to manage against anticipated currency exchange rates and gain exposure to foreign currency. During the year ended July 31, 2013, the fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $558.5 million to $3.5 billion, as measured at each quarter end. The following table summarizes the contracts held at July 31, 2013.

					CONTRACTUAL			NET UNREALIZED
	CONTRACT		CONTRACT		SETTLEMENT	UNREALIZED	UNREALIZED	APPRECIATION/
	TO BUY		TO SELL	COUNTERPARTY	DATE	APPRECIATION	DEPRECIATION	(DEPRECIATION)

AUD	2,185	USD	2,078	Barclays Bank	9-5-13	—	($119)	($119)
				PLC Wholesale
AUD	136,131	USD	128,263	BNP Paribas SA	9-5-13	—	(6,187)	(6,187)
AUD	2,260	USD	2,146	Goldman Sachs	9-5-13	—	(119)	(119)
				Group Inc.
AUD	2,072	USD	1,990	UBS AG	9-5-13	—	(133)	(133)
AUD	486,764	USD	464,829	BNP Paribas SA	9-11-13	—	(28,492)	(28,492)
CNY	383,322,000	USD	61,518,536	The Royal Bank	8-21-13	$934,675	—	934,675
				of Scotland PLC
CNY	49,984,000	USD	8,021,826	The Royal Bank	8-22-13	121,261	—	121,261
				of Scotland PLC
CNY	20,597,615	USD	3,305,668	The Royal Bank	8-23-13	49,715	—	49,715
				of Scotland PLC
CNY	67,046,864	USD	10,760,209	The Royal Bank	8-26-13	159,342	—	159,342
				of Scotland PLC
CNY	41,940,864	USD	6,731,001	The Royal Bank	8-27-13	99,158	—	99,158
				of Scotland PLC
CNY	60,725,920	USD	9,745,774	The Royal Bank	8-28-13	142,820	—	142,820
				of Scotland PLC
CNY	39,705,750	USD	6,300,000	BNP Paribas SA	8-29-13	165,185	—	165,185
CNY	14,542,170	USD	2,333,842	The Royal Bank	8-29-13	34,022	—	34,022
				of Scotland PLC
CNY	48,633,740	USD	7,805,126	The Royal Bank	8-30-13	113,180	—	113,180
				of Scotland PLC
EUR	67,908,406	USD	90,600,000	BNP Paribas SA	8-19-13	—	(253,376)	(253,376)
EUR	5,262,254	USD	6,875,653	BNP Paribas SA	9-5-13	125,718	—	125,718
EUR	49,773	USD	65,185	Goldman Sachs	9-5-13	1,038	—	1,038
				Group Inc.
EUR	972,168	USD	1,296,882	The Royal Bank	9-5-13	—	(3,423)	(3,423)
				of Scotland PLC
EUR	698,242	USD	914,603	UBS AG	9-5-13	14,401	—	14,401
EUR	206,811	USD	274,440	Barclays Bank	9-11-13	725	—	725
				PLC Wholesale
EUR	1,441,617	USD	1,898,577	BNP Paribas SA	9-11-13	19,521	—	19,521
GBP	464,497	USD	712,609	BNP Paribas SA	9-11-13	—	(6,189)	(6,189)
GBP	469,725	USD	724,908	UBS AG	9-11-13	—	(10,538)	(10,538)
HKD	7,253,721	USD	935,321	BNP Paribas SA	9-11-13	127	—	127
HKD	3,848,378	USD	496,018	The Royal Bank	9-11-13	272	—	272
				of Scotland PLC
HKD	15,172,150	USD	1,956,691	Barclays Bank	9-13-13	—	(61)	(61)
				PLC Wholesale
HKD	30,716,070	USD	3,960,412	BNP Paribas SA	9-13-13	792	—	792
HKD	5,909,052	USD	762,172	The Royal Bank	9-13-13	—	(130)	(130)
				of Scotland PLC

50 Global Absolute Return Strategies Fund | Annual report

					CONTRACTUAL			NET UNREALIZED
	CONTRACT		CONTRACT		SETTLEMENT	UNREALIZED	UNREALIZED	APPRECIATION/
	TO BUY		TO SELL	COUNTERPARTY	DATE	APPRECIATION	DEPRECIATION	(DEPRECIATION)

INR	2,119,522,663	USD	37,814,856	Barclays Bank	10-21-13	—	($3,654,802)	($3,654,802)
				PLC Wholesale
INR	4,638,425,000	USD	82,556,287	Barclays Bank	11-21-13	—	(8,323,671)	(8,323,671)
				PLC Wholesale
JPY	8,548,414,400	USD	86,763,471	UBS AG	8-21-13	$554,219	—	554,219
JPY	955,722,593	USD	9,789,331	UBS AG	8-22-13	—	(27,061)	(27,061)
JPY	176,201,000	USD	1,804,820	UBS AG	8-23-13	—	(4,998)	(4,998)
JPY	525,438,607	USD	5,382,159	UBS AG	8-26-13	—	(14,929)	(14,929)
JPY	796,803,193	USD	8,161,877	UBS AG	8-27-13	—	(22,680)	(22,680)
JPY	438,732,823	USD	4,494,108	UBS AG	8-28-13	—	(12,510)	(12,510)
JPY	538,989,516	USD	5,521,104	UBS AG	8-29-13	—	(15,368)	(15,368)
JPY	95,858,895	USD	984,583	Barclays Bank	8-30-13	—	(5,387)	(5,387)
				PLC Wholesale
JPY	1,921,688,605	USD	19,684,794	UBS AG	8-30-13	—	(54,789)	(54,789)
JPY	54,075,820	USD	545,268	BNP Paribas SA	9-11-13	7,149	—	7,149
JPY	52,779,874	USD	559,401	Goldman Sachs	9-11-13	—	(20,222)	(20,222)
				Group Inc.
JPY	90,984,349	USD	928,011	UBS AG	9-11-13	1,450	—	1,450
MXN	325,600,000	USD	26,571,037	BNP Paribas SA	10-18-13	—	(1,256,153)	(1,256,153)
MXN	330,000,000	USD	26,753,358	BNP Paribas SA	10-21-13	—	(1,102,981)	(1,102,981)
MXN	1,835,000,000	USD	147,084,258	BNP Paribas SA	10-22-13	—	(4,464,840)	(4,464,840)
MXN	92,400,000	USD	7,557,417	The Royal Bank	10-22-13	—	(375,927)	(375,927)
				of Scotland PLC
MXN	330,000,000	USD	26,749,021	BNP Paribas SA	10-23-13	—	(1,103,041)	(1,103,041)
MXN	278,853,595	USD	22,945,059	BNP Paribas SA	10-24-13	—	(1,275,784)	(1,275,784)
MXN	73,146,405	USD	6,018,635	The Royal Bank	10-24-13	—	(334,542)	(334,542)
				of Scotland PLC
SEK	10,402,892	USD	1,570,781	BNP Paribas SA	9-5-13	24,021	—	24,021
SGD	1,080,657	USD	856,442	Barclays Bank	9-11-13	—	(6,059)	(6,059)
				PLC Wholesale
SGD	3,457,032	USD	2,705,964	BNP Paribas SA	9-11-13	14,415	—	14,415
USD	7,014,138	AUD	6,890,265	The Royal Bank	8-13-13	825,498	—	825,498
				of Scotland PLC
USD	135,840	AUD	142,647	BNP Paribas SA	9-5-13	7,919	—	7,919
USD	7,612,468	AUD	8,000,000	BNP Paribas SA	9-9-13	440,281	—	440,281
USD	6,103,104	AUD	6,400,000	The Royal Bank	9-9-13	365,355	—	365,355
				of Scotland PLC
USD	1,614,795	AUD	1,761,280	BNP Paribas SA	9-11-13	35,975	—	35,975
USD	15,391,051	AUD	16,227,241	Goldman Sachs	9-11-13	844,878	—	844,878
				Group Inc.
USD	1,070,953	AUD	1,171,423	The Royal Bank	9-11-13	20,885	—	20,885
				of Scotland PLC
USD	2,052,875	AUD	2,274,696	UBS AG	9-11-13	13,827	—	13,827
USD	29,970,000	AUD	29,996,939	The Royal Bank	9-18-13	3,093,066	—	3,093,066
				of Scotland PLC
USD	27,750,000	AUD	27,288,685	The Royal Bank	9-19-13	3,301,250	—	3,301,250
				of Scotland PLC
USD	29,600,000	AUD	29,319,994	The Royal Bank	9-20-13	3,333,077	—	3,333,077
				of Scotland PLC
USD	27,750,000	AUD	27,295,717	The Royal Bank	9-23-13	3,301,422	—	3,301,422
				of Scotland PLC
USD	23,600,000	AUD	25,149,324	BNP Paribas SA	9-24-13	1,075,421	—	1,075,421
USD	5,180,000	AUD	5,221,537	The Royal Bank	9-24-13	503,416	—	503,416
				of Scotland PLC
USD	113,232,904	AUD	110,745,992	UBS AG	9-24-13	14,045,076	—	14,045,076

Annual report | Global Absolute Return Strategies Fund 51

					CONTRACTUAL			NET UNREALIZED
	CONTRACT		CONTRACT		SETTLEMENT	UNREALIZED	UNREALIZED	APPRECIATION/
	TO BUY		TO SELL	COUNTERPARTY	DATE	APPRECIATION	DEPRECIATION	(DEPRECIATION)

USD	9,223,852	CAD	9,357,653	The Royal Bank	8-13-13	$115,648	—	$115,648
				of Scotland PLC
USD	6,248,175	CAD	6,379,000	BNP Paribas SA	9-9-13	43,163	—	43,163
USD	8,923,315	CAD	9,250,000	The Royal Bank	9-9-13	—	($74,389)	(74,389)
				of Scotland PLC
USD	2,371,349	CAD	2,421,000	UBS AG	9-9-13	16,383	—	16,383
USD	124,450,521	CAD	126,818,690	BNP Paribas SA	9-12-13	1,099,836	—	1,099,836
USD	43,331,854	CAD	44,217,774	Barclays Bank	9-17-13	328,495	—	328,495
				PLC Wholesale
USD	123,966,472	CAD	128,570,960	BNP Paribas SA	11-21-13	—	(871,307)	(871,307)
USD	25,343,294	CAD	25,911,111	BNP Paribas SA	11-22-13	185,153	—	185,153
USD	117,046,252	CAD	119,970,653	UBS AG	11-22-13	561,914	—	561,914
USD	56,604,313	CAD	57,877,628	BNP Paribas SA	11-25-13	412,721	—	412,721
USD	6,943,634	CHF	6,466,065	The Royal Bank	8-13-13	—	(43,794)	(43,794)
				of Scotland PLC
USD	10,040,955	CHF	9,470,000	Barclays Bank	9-9-13	—	(195,043)	(195,043)
				PLC Wholesale
USD	3,851,182	CHF	3,550,000	BNP Paribas SA	9-9-13	14,034	—	14,034
USD	2,661,984	CHF	2,450,000	The Royal Bank	9-9-13	13,812	—	13,812
				of Scotland PLC
USD	48,000,000	CNY	301,344,000	BNP Paribas SA	8-21-13	—	(1,096,844)	(1,096,844)
USD	13,000,000	CNY	81,978,000	The Royal Bank	8-21-13	—	(356,367)	(356,367)
				of Scotland PLC
USD	8,000,000	CNY	49,984,000	BNP Paribas SA	8-22-13	—	(143,087)	(143,087)
USD	3,280,397	CNY	20,597,615	BNP Paribas SA	8-23-13	—	(74,985)	(74,985)
USD	4,654,901	CNY	29,267,864	BNP Paribas SA	8-26-13	—	(111,794)	(111,794)
USD	6,000,000	CNY	37,779,000	The Royal Bank	8-26-13	—	(152,856)	(152,856)
				of Scotland PLC
USD	654,901	CNY	4,107,864	BNP Paribas SA	8-27-13	—	(14,074)	(14,074)
USD	6,000,000	CNY	37,833,000	The Royal Bank	8-27-13	—	(161,184)	(161,184)
				of Scotland PLC
USD	654,901	CNY	4,115,920	Barclays Bank	8-28-13	—	(15,335)	(15,335)
				PLC Wholesale
USD	9,000,000	CNY	56,610,000	BNP Paribas SA	8-28-13	—	(218,359)	(218,359)
USD	654,901	CNY	4,115,920	Barclays Bank	8-29-13	—	(15,284)	(15,284)
				PLC Wholesale
USD	5,000,000	CNY	31,385,000	BNP Paribas SA	8-29-13	—	(110,338)	(110,338)
USD	3,000,000	CNY	18,747,000	UBS AG	8-29-13	—	(52,526)	(52,526)
USD	7,700,000	CNY	48,633,740	UBS AG	8-30-13	—	(218,306)	(218,306)
USD	1,397,240	DKK	7,924,221	UBS AG	8-13-13	—	(16,923)	(16,923)
USD	478,853	DKK	2,740,000	The Royal Bank	9-9-13	—	(10,292)	(10,292)
				of Scotland PLC
USD	26,135,123	EUR	19,901,840	The Royal Bank	8-13-13	—	(342,175)	(342,175)
				of Scotland PLC
USD	126,221,202	EUR	95,200,000	BNP Paribas SA	8-19-13	—	(434,674)	(434,674)
USD	56,398,332	EUR	43,273,325	The Royal Bank	8-19-13	—	(1,173,316)	(1,173,316)
				of Scotland PLC
USD	527,486	EUR	411,301	UBS AG	9-4-13	—	(19,744)	(19,744)
USD	174,320,528	EUR	135,116,787	Barclays Bank	9-5-13	—	(5,450,934)	(5,450,934)
				PLC Wholesale
USD	39,149,762	EUR	30,043,180	BNP Paribas SA	9-5-13	—	(822,370)	(822,370)
USD	33,194,829	EUR	25,396,985	UBS AG	9-5-13	—	(595,592)	(595,592)

52 Global Absolute Return Strategies Fund | Annual report

					CONTRACTUAL			NET UNREALIZED
	CONTRACT		CONTRACT		SETTLEMENT	UNREALIZED	UNREALIZED	APPRECIATION/
	TO BUY		TO SELL	COUNTERPARTY	DATE	APPRECIATION	DEPRECIATION	(DEPRECIATION)

USD	12,424,388	EUR	9,300,000	BNP Paribas SA	9-9-13	$50,657	—	$50,657
USD	2,574,361	EUR	1,922,000	The Royal Bank	9-9-13	17,123	—	17,123
				of Scotland PLC
USD	36,517,864	EUR	27,848,000	UBS AG	9-9-13	—	($534,144)	(534,144)
USD	8,368,887	EUR	6,399,098	Barclays Bank	9-11-13	—	(145,230)	(145,230)
				PLC Wholesale

USD	5,033,962	EUR	3,878,536	BNP Paribas SA	9-11-13	—	(126,501)	(126,501)
USD	997,159	EUR	764,109	UBS AG	9-11-13	—	(19,503)	(19,503)
USD	59,265,112	EUR	44,604,705	Barclays Bank	9-16-13	—	(83,346)	(83,346)
				PLC Wholesale
USD	72,000,000	EUR	55,712,203	The Royal Bank	9-17-13	—	(2,127,726)	(2,127,726)
				of Scotland PLC
USD	37,373,822	EUR	27,986,316	Barclays Bank	9-24-13	135,756	—	135,756
				PLC Wholesale
USD	95,619,639	EUR	71,383,137	UBS AG	9-25-13	638,236	—	638,236
USD	32,003,775	EUR	24,899,654	The Royal Bank	10-16-13	—	(1,129,994)	(1,129,994)
				of Scotland PLC
USD	43,216,947	EUR	33,576,654	Barclays Bank	10-17-13	—	(1,463,407)	(1,463,407)
				PLC Wholesale
USD	32,507,170	EUR	24,895,458	Barclays Bank	10-25-13	—	(622,169)	(622,169)
				PLC Wholesale
USD	1,181,518	EUR	911,699	Barclays Bank	12-6-13	—	(31,938)	(31,938)
				PLC Wholesale
USD	18,262,698	GBP	11,752,217	The Royal Bank	8-13-13	386,048	—	386,048
				of Scotland PLC
USD	8,027,787	GBP	5,328,994	BNP Paribas SA	9-5-13	—	(76,982)	(76,982)
USD	170,951	GBP	114,161	The Royal Bank	9-5-13	—	(2,675)	(2,675)
				of Scotland PLC
USD	5,710,974	GBP	3,630,000	Barclays Bank	9-9-13	190,308	—	190,308
				PLC Wholesale
USD	13,154,521	GBP	8,420,000	BNP Paribas SA	9-9-13	349,010	—	349,010
USD	15,936,828	GBP	10,490,000	Goldman Sachs	9-9-13	—	(16,831)	(16,831)
				Group Inc.
USD	4,604,274	GBP	2,950,000	The Royal Bank	9-9-13	117,783	—	117,783
				of Scotland PLC
USD	1,563,160	GBP	1,000,000	UBS AG	9-9-13	42,315	—	42,315
USD	1,465,735	GBP	987,182	Barclays Bank	9-11-13	—	(35,597)	(35,597)
				PLC Wholesale
USD	20,527,791	GBP	13,419,930	BNP Paribas SA	9-11-13	118,416	—	118,416
USD	146,020	GBP	96,530	Goldman Sachs	9-11-13	—	(785)	(785)
				Group Inc.
USD	2,216,553	GBP	1,481,116	The Royal Bank	9-11-13	—	(35,967)	(35,967)
				of Scotland PLC
USD	558,647	GBP	367,064	UBS AG	9-11-13	406	—	406
USD	1,910,660	HKD	14,824,771	Barclays Bank	8-13-13	—	(926)	(926)
				PLC Wholesale
USD	39,401,815	HKD	305,825,071	BNP Paribas SA	8-13-13	—	(32,913)	(32,913)
USD	36,402,397	HKD	282,513,539	Goldman Sachs	8-13-13	—	(26,418)	(26,418)
				Group Inc.
USD	5,773,712	HKD	44,789,269	The Royal Bank	8-13-13	—	(1,658)	(1,658)
				of Scotland PLC
USD	12,523,613	HKD	97,196,139	UBS AG	8-13-13	—	(9,379)	(9,379)
USD	3,435,526	HKD	26,650,000	Barclays Bank	9-9-13	—	(1,261)	(1,261)
				PLC Wholesale
USD	1,404,545	HKD	10,900,000	BNP Paribas SA	9-9-13	—	(1,120)	(1,120)

Annual report | Global Absolute Return Strategies Fund 53

					CONTRACTUAL			NET UNREALIZED
	CONTRACT		CONTRACT		SETTLEMENT	UNREALIZED	UNREALIZED	APPRECIATION/
	TO BUY		TO SELL	COUNTERPARTY	DATE	APPRECIATION	DEPRECIATION	(DEPRECIATION)

USD	4,299,658	HKD	33,350,000	The Royal Bank	9-9-13	—	($1,163)	($1,163)
				of Scotland PLC
USD	1,976,034	HKD	15,325,256	Barclays Bank	9-11-13	—	(327)	(327)
				PLC Wholesale
USD	1,753,534	HKD	13,599,899	Goldman Sachs	9-11-13	—	(324)	(324)
				Group Inc.
USD	2,758,660	HKD	21,399,975	The Royal Bank	9-11-13	—	(1,103)	(1,103)
				of Scotland PLC
USD	17,666,450	HKD	137,074,960	The Royal Bank	9-13-13	—	(11,006)	(11,006)
				of Scotland PLC
USD	6,837,006	JPY	700,000,000	BNP Paribas SA	8-13-13	—	(312,834)	(312,834)
USD	15,964,602	JPY	1,565,308,455	The Royal Bank	8-13-13	—	(23,547)	(23,547)
				of Scotland PLC
USD	96,000,000	JPY	8,548,414,400	Barclays Bank	8-21-13	$8,682,310	—	8,682,310
				PLC Wholesale
USD	7,000,000	JPY	696,280,900	Barclays Bank	8-22-13	—	(112,192)	(112,192)
				PLC Wholesale
USD	2,948,037	JPY	259,441,692	The Royal Bank	8-22-13	297,958	—	297,958
				of Scotland PLC
USD	2,000,000	JPY	176,201,000	The Royal Bank	8-23-13	200,177	—	200,177
				of Scotland PLC
USD	1,613,615	JPY	141,628,607	Barclays Bank	8-26-13	166,913	—	166,913
				PLC Wholesale
USD	4,000,000	JPY	383,810,000	UBS AG	8-26-13	79,473	—	79,473
USD	1,613,615	JPY	141,626,993	Barclays Bank	8-27-13	166,922	—	166,922
				PLC Wholesale
USD	7,000,000	JPY	655,176,200	UBS AG	8-27-13	307,497	—	307,497
USD	3,000,000	JPY	284,333,700	Barclays Bank	8-28-13	95,569	—	95,569
				PLC Wholesale
USD	1,762,366	JPY	154,399,122	The Royal Bank	8-28-13	185,199	—	185,199
				of Scotland PLC
USD	4,000,000	JPY	385,077,600	Barclays Bank	8-29-13	66,462	—	66,462
				PLC Wholesale
USD	1,762,367	JPY	153,911,916	The Royal Bank	8-29-13	190,169	—	190,169
				of Scotland PLC
USD	15,000,000	JPY	1,360,207,500	BNP Paribas SA	8-30-13	1,105,512	—	1,105,512
USD	8,000,000	JPY	657,340,000	UBS AG	8-30-13	1,285,287	—	1,285,287
USD	17,935,630	JPY	1,700,000,000	Goldman Sachs	9-9-13	569,262	—	569,262
				Group Inc.
USD	16,196,051	JPY	1,625,000,000	The Royal Bank	9-9-13	—	(404,154)	(404,154)
				of Scotland PLC
USD	9,753,763	JPY	970,906,162	Barclays Bank	9-11-13	—	(164,642)	(164,642)
				PLC Wholesale
USD	5,339,308	JPY	530,861,522	BNP Paribas SA	9-11-13	—	(83,769)	(83,769)
USD	439,899	JPY	43,989,215	The Royal Bank	9-11-13	—	(9,478)	(9,478)
				of Scotland PLC
USD	850,209	JPY	84,674,652	UBS AG	9-11-13	—	(14,794)	(14,794)
USD	92,942,221	JPY	9,281,117,200	Goldman Sachs	11-19-13	—	(1,911,340)	(1,911,340)
				Group Inc.
USD	60,856,996	JPY	6,058,776,445	Barclays Bank	11-20-13	—	(1,064,601)	(1,064,601)
				PLC Wholesale
USD	90,600,000	MXN	1,165,704,900	BNP Paribas SA	9-17-13	—	(276,273)	(276,273)
USD	1,077,424	NOK	6,262,413	UBS AG	8-13-13	15,125	—	15,125
USD	399,573	NOK	2,350,000	The Royal Bank	9-9-13	1,333	—	1,333
				of Scotland PLC

54 Global Absolute Return Strategies Fund | Annual report

					CONTRACTUAL			NET UNREALIZED
	CONTRACT		CONTRACT		SETTLEMENT	UNREALIZED	UNREALIZED	APPRECIATION/
	TO BUY		TO SELL	COUNTERPARTY	DATE	APPRECIATION	DEPRECIATION	(DEPRECIATION)

USD	1,054	SEK	6,928	Barclays Bank	8-13-13	—	($8)	($8)
				PLC Wholesale
USD	3,755,159	SEK	24,460,917	The Royal Bank	8-13-13	$3,324	—	3,324
				of Scotland PLC
USD	1,530,028	SEK	10,232,129	Barclays Bank	9-5-13	—	(38,596)	(38,596)
				PLC Wholesale
USD	1,389,389	SEK	9,200,000	Barclays Bank	9-9-13	—	(20,885)	(20,885)
				PLC Wholesale
USD	24,772	SEK	163,855	BNP Paribas SA	9-11-13	—	(345)	(345)
USD	1,783,807	SGD	2,200,000	UBS AG	8-13-13	52,654	—	52,654
USD	1,065,165	SGD	1,345,000	Barclays Bank	9-9-13	6,768	—	6,768
				PLC Wholesale
USD	6,328,849	SGD	7,892,669	Barclays Bank	9-11-13	118,012	—	118,012
				PLC Wholesale
USD	396,163	SGD	500,974	The Royal Bank	9-11-13	1,941	—	1,941
				of Scotland PLC
USD	615,939	SGD	780,091	UBS AG	9-11-13	2,077	—	2,077
USD	38,131,204	SGD	47,163,724	Barclays Bank	10-21-13	1,015,651	—	1,015,651
				PLC Wholesale
USD	87,421,491	SGD	108,304,300	Barclays Bank	11-21-13	2,185,896	—	2,185,896
				PLC Wholesale

						$55,429,260	($46,154,254)	$9,275,006

Currency Abbreviation
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan Renminbi
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
USD	U.S. Dollar

Options. There are two types of options, put options and call options. Options are traded either over-the-counter or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund’s exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, over-the-counter options are subject to the risks of all over-the-counter derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the Portfolio of investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the

Annual report | Global Absolute Return Strategies Fund 55

underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the year ended July 31, 2013, the fund used purchased options to manage against anticipated currency exchange rates, changes in securities markets and to gain exposure to foreign currency, certain markets and/or substitute for securities purchased (or to be purchased). During the year ended July 31, 2013, the fund held purchased options with market values ranging from $25.7 million to $75.3 million, as measured at each quarter end.

During the year ended July 31, 2013, the fund wrote option contracts to manage against anticipated currency exchanges rates, changes in securities markets and anticipated interest rate changes and to gain exposure to foreign currency and certain markets and/or substitute for a securities purchase or to be purchased. The following tables summarize the fund’s written options activities during the year ended July 31, 2013 and the contracts held at July 31, 2013.

Options on securities

		EXPIRATION	NUMBER OF
NAME OF ISSUER	EXERCISE PRICE	DATE	CONTRACTS	PREMIUM	VALUE

Calls
Apple, Inc.	$515.00	Oct 2013	180	$637,208	($47,956)

Index options
		EXPIRATION	NOTIONAL
NAME OF ISSUER	EXERCISE PRICE	DATE	AMOUNT	PREMIUM	VALUE

Calls
Kospi 200 Index	240.00	Dec 2013	KRW 320,000,000	$3,223,625	($4,520,775)
Kospi 200 Index	241.79	Dec 2013	KRW 221,000,000	2,062,667	(2,883,665)
			541,000,000	$5,286,292	($7,404,440)

		EXPIRATION	NUMBER OF
NAME OF ISSUER	EXERCISE PRICE	DATE	CONTRACTS	PREMIUM	VALUE

Puts
S&P 500 Index	1,137.31	Dec 2013	4,000	$416,316	($5,568)
S&P 500 Index	1,150.92	Dec 2013	6,500	647,023	(10,023)
S&P 500 Index	1,144.08	Dec 2013	4,500	465,608	(6,592)
S&P 500 Index	1,158.51	Dec 2013	3,170	324,316	(5,172)
S&P 500 Index	1,182.54	Dec 2013	13,800	1,339,079	(26,832)
S&P 500 Index	1,177.62	Dec 2013	17,940	1,668,061	(33,663)
S&P 500 Index	1,168.43	Dec 2013	9,200	830,980	(16,146)
			59,110	$5,691,383	($103,996)

56 Global Absolute Return Strategies Fund | Annual report

Foreign currency options

		EXERCISE	EXPIRATION	NOTIONAL
DESCRIPTION	COUNTERPARTY	PRICE	DATE	AMOUNT	PREMIUM	VALUE

Calls
USD versus CNY	The Royal Bank	$6.38	Dec 2013	$155,000,000	$155,000	($220,410)
	of Scotland PLC
USD versus CNY	The Royal Bank	6.45	Aug 2013	19,171,779	1,917	(19)
	of Scotland PLC
USD versus JPY	Barclays Bank	105.00	May 2014	27,700,000	508,572	(438,823)
	PLC
USD versus JPY	Barclays Bank	105.00	May 2014	27,700,000	835,986	(436,635)
	PLC
USD versus JPY	Barclays Bank	105.00	May 2014	27,700,000	872,827	(434,419)
	PLC
USD versus JPY	The Royal Bank	105.00	May 2014	27,700,000	944,570	(430,209)
	of Scotland PLC
USD versus JPY	The Royal Bank	105.00	May 2014	27,700,000	925,457	(432,120)
	of Scotland PLC
USD versus JPY	The Royal Bank	105.00	May 2014	27,300,000	814,905	(428,146)
	of Scotland PLC

USD versus JPY	UBS AG	81.00	Aug 2013	7,668,712	181,518	(1,311,541)
USD versus JPY	UBS AG	81.00	Aug 2013	5,368,098	126,419	(918,079)
USD versus JPY	UBS AG	81.00	Aug 2013	6,134,969	139,448	(1,049,233)
USD versus JPY	UBS AG	84.50	Dec 2013	9,249,743	234,712	(1,263,857)
USD versus JPY	UBS AG	84.50	Dec 2013	11,562,179	314,491	(1,579,821)
USD versus JPY	UBS AG	84.50	Dec 2013	6,937,307	195,285	(947,893)
USD versus JPY	UBS AG	84.50	Dec 2013	4,624,872	130,190	(631,929)
USD versus JPY	UBS AG	84.50	Dec 2013	11,562,179	319,694	(1,579,821)
USD versus JPY	UBS AG	84.50	Dec 2013	11,562,179	376,060	(1,579,821)
USD versus JPY	UBS AG	84.50	Dec 2013	3,468,654	121,836	(473,947)
USD versus JPY	UBS AG	84.50	Dec 2013	23,124,357	1,188,014	(3,159,620)
USD versus JPY	UBS AG	84.50	Dec 2013	11,562,179	585,624	(1,579,810)
USD versus JPY	UBS AG	84.50	Dec 2013	23,124,357	1,263,977	(3,159,643)
USD versus JPY	UBS AG	84.50	Dec 2013	18,221,994	1,008,223	(2,489,799)
USD versus JPY	UBS AG	84.50	Dec 2013	20,000,000	1,172,000	(2,732,720)
				$514,143,558	$12,416,725	($27,278,315)

Puts
USD versus CNY	The Royal Bank	$6.38	Dec 2013	$155,000,000	$3,704,500	($4,041,160)
	of Scotland PLC
USD versus CNY	The Royal Bank	6.45	Aug 2013	19,171,779	674,847	(807,458)
	of Scotland PLC
USD versus JPY	Barclays Bank	95.00	May 2014	27,700,000	590,564	(861,276)
	PLC Wholesale
USD versus JPY	Barclays Bank	95.00	May 2014	27,700,000	553,723	(858,368)
	PLC Wholesale
USD versus JPY	The Royal Bank	95.00	May 2014	27,700,000	501,093	(855,930)
	of Scotland PLC
USD versus JPY	The Royal Bank	95.00	May 2014	27,700,000	481,980	(852,274)
	of Scotland PLC
USD versus JPY	The Royal Bank	95.00	May 2014	27,300,000	629,265	(846,300)
	of Scotland PLC
USD versus JPY	Goldman Sachs	68.00	Dec 2014	18,750,000	1,066,375	(54,525)
	Group Inc.
USD versus JPY	UBS AG	76.00	Aug 2013	7,668,712	193,252	(8)
USD versus JPY	UBS AG	76.00	Aug 2013	5,368,098	135,008	(5)
USD versus JPY	UBS AG	76.00	Aug 2013	6,134,969	157,362	(6)
USD versus JPY	UBS AG	79.50	Dec 2013	9,249,743	229,162	(5,726)
USD versus JPY	UBS AG	79.50	Dec 2013	11,562,179	266,219	(7,157)
USD versus JPY	UBS AG	79.50	Dec 2013	6,937,307	156,610	(4,294)
USD versus JPY	UBS AG	79.50	Dec 2013	4,624,872	104,407	(2,863)
USD versus JPY	UBS AG	79.50	Dec 2013	11,562,179	264,485	(7,157)
USD versus JPY	UBS AG	79.50	Dec 2013	11,562,179	225,752	(7,157)
USD versus JPY	UBS AG	79.50	Dec 2013	3,468,654	54,284	(2,147)
USD versus JPY	UBS AG	79.50	Dec 2013	23,124,357	168,230	(14,314)

Annual report | Global Absolute Return Strategies Fund 57

		EXERCISE	EXPIRATION	NOTIONAL
DESCRIPTION	COUNTERPARTY	PRICE	DATE	AMOUNT	PREMIUM	VALUE

Puts (continued)
USD versus JPY	UBS AG	79.50	Dec 2013	$11,562,179	$84,982	($7,157)
USD versus JPY	UBS AG	79.50	Dec 2013	23,124,357	147,533	(14,314)
USD versus JPY	UBS AG	79.50	Dec 2013	18,221,994	119,354	(11,279)
USD versus JPY	UBS AG	79.50	Dec 2013	20,000,000	129,500	(12,380)
USD versus JPY	UBS AG	95.00	May 2014	27,700,000	917,978	(864,157)
				$532,893,558	$11,556,465	($10,137,412)

	NUMBER OF	NOTIONAL
	CONTRACTS	(CURRENCY &	PREMIUMS
	(EQUITY)	INTEREST RATE)	RECEIVED

Outstanding, beginning of period	70,588	272,000,000	$31,367,081
Options written	4,950	1,867,437,116	45,804,116
Option closed	(16,248)	(545,000,000)	(41,042,324)
Options exercised	—	—	—
Options expired	—	(6,400,000)	(540,800)
Outstanding, end of period	59,290	1,588,037,116	$35,588,073

Swaps. Swap agreements are agreements between the fund and counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Upfront payments made/received by the fund are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. Swaps are marked-to-market daily and the change in value is recorded as unrealized appreciation/depreciation of swap contracts. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.

During the year ended July 31, 2013, the fund used interest rate swaps to manage against anticipated interest rate changes and maintain diversity and liquidity in the portfolio. During the year ended July 31, 2013, the fund held interest rate swaps with total U.S. Dollar notional values ranging from $64.4 million to $1.1 billion, as measured at each quarter end. The following table summarizes the interest rate swap contracts held as of July 31, 2013.

58 Global Absolute Return Strategies Fund | Annual report

			USD		PAYMENTS		UNREALIZED
	NOTIONAL		NOTIONAL	PAYMENTS MADE	RECEIVED	MATURITY	APPRECIATION	MARKET
COUNTERPARTY	AMOUNT	CURRENCY	AMOUNT	BY FUND	BY FUND	DATE	(DEPRECIATION)	VALUE

Morgan Stanley	35,580,000	EUR	$46,008,522	EUR-EURIBOR-	Fixed 2.715%	Mar 2027	($751,330)	($751,330)
				TELERATE
Morgan Stanley	35,580,000	EUR	46,273,596	EUR-EURIBOR-	Fixed 2.780%	Mar 2027	(486,416)	(486,416)
				TELERATE
Morgan Stanley	35,580,000	EUR	45,855,479	EUR-EURIBOR-	Fixed 2.670%	Mar 2027	(935,994)	(935,994)
				TELERATE
Morgan Stanley	96,660,000	EUR	124,237,174	EUR-EURIBOR-	Fixed 2.615%	Mar 2027	(3,184,378)	(3,184,378)
				TELERATE
Morgan Stanley	15,280,000	EUR	19,758,578	Fixed 2.755%	EUR-EURIBOR-	Mar 2047	174,790	174,790
					TELERATE
Morgan Stanley	15,280,000	EUR	19,872,416	Fixed 2.805%	EUR-EURIBOR-	Mar 2047	(28,272)	(28,272)
					TELERATE
Morgan Stanley	15,280,000	EUR	19,692,853	Fixed 2.7125%	EUR-EURIBOR-	Mar 2047	347,938	347,938
					TELERATE
Morgan Stanley	41,460,000	EUR	53,288,571	Fixed 2.645%	EUR-EURIBOR-	Mar 2047	1,695,841	1,695,841
					TELERATE
The Royal Bank of	66,500,000	EUR	86,060,970	EUR-EURIBOR-	Fixed 2.645%	Mar 2027	(1,941,975)	(1,941,975)
Scotland PLC				TELERATE
The Royal Bank of	35,100,000	EUR	45,266,725	EUR-EURIBOR-	Fixed 2.681%	Mar 2027	(891,058)	(891,058)
Scotland PLC				TELERATE
The Royal Bank of	28,600,000	EUR	37,012,688	Fixed 2.671%	EUR-EURIBOR-	Mar 2047	967,690	967,690
Scotland PLC					TELERATE
The Royal Bank of	15,100,000	EUR	19,473,720	Fixed 2.710%	EUR-EURIBOR-	Mar 2047	356,900	356,900
Scotland PLC					TELERATE

Exchange Cleared Swaps

	86,250,000	EUR	113,190,165	EUR-EURIBOR-	Fixed 1.380%	Jun 2016	412,339	412,339
				TELERATE
	172,500,000	EUR	225,949,184	EUR-EURIBOR-	Fixed 1.250%	Jun 2016	523,088	523,088
				TELERATE
	12,000,000	EUR	15,699,594	EUR-EURIBOR-	Fixed 2.780%	Jun 2027	(219,271)	(219,271)
				TELERATE
	90,000,000	EUR	117,823,563	EUR-EURIBOR-	Fixed 2.765%	Jun 2027	(1,799,001)	(1,799,001)
				TELERATE
	4,000,000	EUR	5,233,198	Fixed 2.790%	EUR-EURIBOR-	Jun 2047	25,025	25,025
					TELERATE
	40,000,000	EUR	52,366,028	Fixed 2.774%	EUR-EURIBOR-	Jun 2047	417,006	417,006
					TELERATE

			$1,093,063,024				($5,317,078)	($5,317,078)

Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.

During the year ended July 31, 2013, the fund used CDS as a Buyer of protection to manage against potential credit events and gain exposure to security or credit index. During the year ended July 31, 2013, the fund held credit default swap contracts with total U.S. Dollar notional values ranging up to $96.1 million, as measured at each quarter end. There were no open contracts as of July 31, 2013.

Annual report | Global Absolute Return Strategies Fund 59

Implied credit spreads are utilized in determining the market value of CDS agreements in which the fund is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity’s creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.

For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s creditworthiness and a greater likelihood of a credit event occurring. This is also represented by a decrease in the average credit rating of the underlying index. The maximum potential amount of future payments (undiscounted) that a fund as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.

The fund used CDS as a Seller of protection during the year ended July 31, 2013 to take a long position in the exposure of the benchmark credit and gain exposure to security or credit index. During the year ended July 31, 2013, the fund acted as Seller on credit default swap contracts with total U.S. Dollar notional values ranging from $74.3 million to $210.6 million, as measured at each quarter end. The following table summarizes the credit default swap contracts the fund held as of July 31, 2013 where the fund acted as a Seller of protection.

		IMPLIED
		CREDIT
		SPREAD						UNAMORTIZED
		AND/OR				(PAY)/		UPFRONT
		CREDIT			USD	RECEIVED		PAYMENT	UNREALIZED
	REFERENCE	RATING AT	NOTIONAL	CUR-	NOTIONAL	FIXED	MATURITY	PAID	APPRECIATION	MARKET
COUNTERPARTY	OBLIGATION	7-31-13	AMOUNT	RENCY	AMOUNT	RATE	DATE	(RECEIVED)	(DEPRECIATION)	VALUE

BNP Paribas SA	CDx North	3.65%	30,000,000	USD	$30,000,000	5.00%	Jun 2018	$854,521	$1,054,536	$1,909,057
	America High
	Yield 20 5Y
Morgan Stanley	CDx North	3.65%	40,000,000	USD	40,000,000	5.00%	Jun 2018	1,124,369	1,421,041	2,545,410
	America High
	Yield 20 5Y

Exchange Cleared Swaps

	CDx HY CDSI	3.65%	10,000,000	USD	10,000,000	5.00%	Jun 2018	502,689	133,663	636,352
	S20 5Y PRC

					$80,000,000			$2,481,579	$2,609,240	$5,090,819

Variance swaps. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the price variance is less than the strike price. As a payer of the realized price variance the fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

60 Global Absolute Return Strategies Fund | Annual report

The fund used variance swaps during the year ended July 31, 2013 to manage against anticipated changes in securities markets. During the year ended July 31, 2013 the fund held variance swap contracts with total U.S. Dollar notional values ranging from $1.1 million to $5.1 million, as measured at each quarter end. The following table summarizes the variance swap contracts the fund held as of July 31, 2013.

								UNAMORTIZED	UNREALIZED
	REFERENCE	CUR-	NOTIONAL	USD NOTIONAL	PAY/RECEIVE		VOLATILITY	UPFRONT PAYMENT	APPRECIATION
COUNTERPARTY	ENTITY	RENCY	AMOUNT	AMOUNT	VARIANCE	MATURITY DATE	STRIKE PRICE	PAID (RECEIVED)	(DEPRECIATION)	MARKET VALUE

BNP Paribas SA	FTSE 100	GBP	35,000	$56,760	Pay	Dec 2013	24.00%	—	$407,055	$407,055
BNP Paribas SA	China Ent.	HKD	500,000	64,451	Receive	Dec 2013	36.50%	—	(714,610)	(714,610)
	Index
BNP Paribas SA	China Ent.	HKD	450,000	58,041	Receive	Dec 2013	32.60%	—	(467,240)	(467,240)
	Index

BNP Paribas SA	FTSE 100	GBP	51,456	80,133	Pay	Dec 2013	26.50%	—	733,409	733,409
BNP Paribas SA	FTSE 100	GBP	16,178	25,725	Pay	Dec 2014	28.50%	—	220,968	220,968
BNP Paribas SA	FTSE 100	GBP	34,377	54,788	Pay	Dec 2014	28.20%	—	460,167	460,167
BNP Paribas SA	FTSE 100	GBP	35,000	56,759	Pay	Dec 2014	25.20%	—	351,700	351,700
BNP Paribas SA	FTSE 100	GBP	44,000	70,436	Pay	Dec 2014	26.90%	—	528,434	528,434
BNP Paribas SA	FTSE 100	GBP	90,000	143,901	Pay	Dec 2014	25.00%	—	875,664	875,664
BNP Paribas SA	S&P 500	USD	300,000	300,000	Pay	Dec 2014	21.60%	—	629,232	629,232
BNP Paribas SA	S&P 500	USD	300,000	300,000	Pay	Dec 2014	21.40%	—	576,882	576,882
BNP Paribas SA	China Ent.	HKD	109,541	14,123	Receive	Dec 2014	34.25%	—	(97,716)	(97,716)
Index
BNP Paribas SA	China Ent.	HKD	317,178	40,891	Receive	Dec 2014	34.00%	—	(274,216)	(274,216)
	Index
BNP Paribas SA	China Ent.	HKD	450,000	58,041	Receive	Dec 2014	33.30%	—	(358,024)	(358,024)
	Index
BNP Paribas SA	China Ent.	HKD	480,000	61,891	Receive	Dec 2014	33.65%	—	(402,679)	(402,679)
	Index
BNP Paribas SA	China Ent.	HKD	800,000	103,203	Receive	Dec 2014	33.50%	—	(641,759)	(641,759)
	Index
BNP Paribas SA	China Ent.	HKD	2,328,300	299,922	Receive	Dec 2014	28.90%	—	10,023	10,023
	Index
BNP Paribas SA	Hang Seng	HKD	2,328,900	300,123	Receive	Dec 2014	23.00%	—	64,061	64,061
	Index
Morgan Stanley	FTSE 100	GBP	62,000	98,059	Pay	Dec 2013	27.80%	—	934,160	934,160
Morgan Stanley	China Ent.	HKD	762,600	98,196	Receive	Dec 2013	37.70%	—	(1,180,892)	(1,180,892)
	Index
Morgan Stanley	Kospi 2	KRW	290,250,000	249,905	Receive	Dec 2014	23.00%	—	(284,642)	(284,642)
	Index
Morgan Stanley	S&P 500	USD	250,000	250,000	Pay	Dec 2014	21.30%	—	452,817	452,817
				$2,785,348				—	$1,822,794	$1,822,794

Inflation swaps. In an inflation swap, one party pays a fixed rate on a notional principal amount while the other party pays a floating rate linked to an inflation index on that same notional amount. The party paying the floating rate pays the inflation adjusted rate multiplied by the notional principal amount. If the average inflation rate over the term of the swap is the same as the fixed rate of the swap, the two legs will have the same value and the swap will break even.

The fund used inflation swaps during the year ended July 31, 2013 to maintain diversity and liquidity of the portfolio and manage against anticipated changes in inflation. During the year ended July 31, 2013, the fund held inflation swap contracts with total U.S. Dollar notional values ranging from up to $31.6 million, as measured at each quarter end. There were no open contracts as of July 31, 2013.

Annual report | Global Absolute Return Strategies Fund 61

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at July 31, 2013 by risk category:

		FINANCIAL	ASSET	LIABILITY
	STATEMENT OF ASSETS	INSTRUMENTS	DERIVATIVES	DERIVATIVES
RISK	AND LIABILITIES LOCATION	LOCATION	FAIR VALUE	FAIR VALUE

Interest rate contracts	Receivable/payable for futures	Futures†	$12,853,624	($14,018,784)
Interest rate contracts	Swap contracts, at value	Interest rate swaps	4,920,617	(10,237,695)
Foreign exchange contracts	Investments, at value*	Purchased options	32,602,910	—
Foreign exchange contracts	Written options, at value	Written options	—	(37,415,727)
Foreign exchange contracts	Receivable/payable for forward	Forward foreign	55,429,260	(46,154,254)
	foreign currency exchange contracts	currency contracts
Equity contracts	Investments, at value*	Purchased options	42,669,818	—
Equity contracts	Written options, at value	Written options	—	(7,556,392)
Equity contracts	Receivable/payable for futures	Futures†	14,501,810	(44,179,284)
Equity contracts	Swap contracts, at value	Variance swaps	6,244,572	(4,421,778)
Credit contracts	Swap contracts, at value	Credit default swaps	5,090,819	—

* Purchased options are included in the Portfolio of investments.

† Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2013:

	STATEMENT OF	INVESTMENTS				FOREIGN
	OPERATIONS	(PURCHASED	WRITTEN	FUTURES	SWAP	CURRENCY
RISK	LOCATION	OPTIONS)	OPTIONS	CONTRACTS	CONTRACTS	TRANSACTIONS*	TOTAL

Interest rate	Net realized	$7,032,608	$6,765,244	$2,365,514	($2,082,918)	—	$14,080,448
contracts	gain (loss)
Foreign exchange	Net realized	—	—	—	—	$22,756,480	22,756,480
contracts	gain (loss)
Equity contracts	Net realized	833,759	751,196	(75,113,628)	7,770,030	—	(65,758,643)
	gain (loss)
Credit contracts	Net realized	—	—	—	10,085,465	—	10,085,465
	gain (loss)
Total		$7,866,367	$7,516,440	($72,748,114)	$15,772,577	$22,756,480	($18,836,250)

*Realized gain/loss associated with forward foreign currency contracts is included in the caption on the Statement of operations.

62 Global Absolute Return Strategies Fund | Annual report

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2013:

						TRANSLATION
						OF ASSETS
	STATEMENT OF	INVESTMENTS				AND LIABILITIES
	OPERATIONS	(PURCHASED	FUTURES	WRITTEN	SWAP	IN FOREIGN
RISK	LOCATION	OPTIONS)	CONTRACTS	OPTIONS	CONTRACTS	CURRENCIES*	TOTAL

Interest rate	Change in	($1,610,018)	($5,385,517)	$5,510,499	($2,974,884)	—	($4,459,920)
contracts	unrealized
	appreciation
	(depreciation)

Foreign exchange	Change in	3,070,229	—	(14,012,581)	—	$10,071,033	($871,319)
contracts	unrealized
	appreciation
	(depreciation)

Equity contracts	Change in	9,032,353	(29,423,665)	3,470,005	4,044,246	—	($12,877,061)
	unrealized
	appreciation
	(depreciation)

Credit contracts	Change in	—	—	—	3,848,239	—	$3,848,239
	unrealized
	appreciation
	(depreciation)
Total		$10,492,564	($34,809,182)	($5,032,077)	$4,917,601	$10,071,033	($14,360,061)

* Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in the caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Investment Management Services, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management contract with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: (a) 1.30% of the first $200,000,000 of the fund’s average daily net assets; (b) 1.25% of the next $300,000,000 of the fund’s average daily net assets; (c) 1.20% of the next $2,500,000,000 of the fund’s average daily net assets provided that if aggregate net assets exceed $500 million, but are less than or equal to $3.0 billion, the 1.20% rate applies retroactively to all assets; and (d) 1.15% of the fund’s average daily net assets in excess of $3,000,000,000. If the aggregate net assets of the fund exceed $3.0 billion, the daily management fee paid to the Advisor is equivalent, on an annualized basis, to the sum of: (a) 1.20% of the first $3.0 billion of the fund’s average daily net assets; and (b) 1.15% of the fund’s average daily net assets in excess of $3.0 billion. Prior to July 1, 2013, if the net assets of the fund were equal to or less than $500,000,000, the management

Annual report | Global Absolute Return Strategies Fund 63

fee paid to the Advisor was equivalent, on an annual basis, to the sum of: a) 1.30% of the first $200,000,000 of the fund’s average daily net assets; and b) 1.25% of the next $300,000,000 of the fund’s average daily net assets. If the net assets of the fund exceeded $500,000,000, the management fee paid to the Advisor equivalent, on an annual basis, was 1.20% of average daily net assets. The Advisor has a subadvisory agreement with Standard Life Investments (Corporate Funds) Limited. The fund is not responsible for payment of the subadvisory fees.

Effective June 1, 2013, the Advisor has contractually agreed to waive a portion of its management fee for certain funds (the Participating portfolios) of the Trust, John Hancock Funds, John Hancock Funds III and John Hancock Variable Insurance Trust. The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the Participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; and 0.015% of that portion of the aggregate net assets of all the Participating portfolios that exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among all the Participating portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

Prior to June 1, 2013, the Advisor had contractually agreed to waive a portion of its management fee for certain funds (the Participating Funds) of the Trust and John Hancock Variable Insurance Trust. The waiver equaled, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Funds that exceeded $75 billion but was less than $100 billion; and 0.015% of that portion of the aggregate net assets of all the Participating Funds that equaled or exceeded $100 billion. The amount of the reimbursement was calculated daily and allocated among all the Participating Funds in proportion to the daily net assets of each fund.

The Advisor has contractually agreed to waive all or a portion of its management fee and reimburse operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 1.95%, 2.65%, 1.59%, 2.00% and 1.50% for Class A, Class C, Class I, Class R2 and Class R6 shares, respectively, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses. The fee waivers and/or reimbursements will continue in effect until November 30, 2013 for Class A, Class C, Class I, Class R2 and Class R6 shares, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time.

The Advisor has voluntarily agreed to waive a portion of its management fee and/or reimburse the fund, in order to limit the fund’s expenses, excluding taxes, brokerage commissions, interest expense, litigation and indemnifications expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, advisory fees, acquired fund fees, short dividend expense, Rule 12b-1 fees, transfer agent fees and service fees, state registration fees and printing and postage fees, to 0.20% of the fund’s average daily net asset value, on an annual basis. This voluntary arrangement may be amended or terminated at any time by the Advisor upon notice to the fund.

64 Global Absolute Return Strategies Fund | Annual report

For the year ended July 31, 2013, the expense reductions amounted to the following:

EXPENSE
CLASS	REDUCTIONS
Class A	$25,359
Class C	2,483
Class I	37,373
Class R2	21,194
Class R6	8,628
Class NAV	22,695
Total	$117,732

The investment management fees incurred for the year ended July 31, 2013 were equivalent to a net annual effective rate of 1.19% of the fund’s average daily net assets.

Expense recapture. The Advisor may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the beginning of the month in which such reimbursements or waivers originally occurred to the extent that the fund is below its expense limitation during this period. The table below outlines the amounts recovered during the year ended July 31, 2013, and the amount of waived or reimbursed expenses subject to potential recovery and the respective expiration dates.

AMOUNT RECOVERED
AMOUNTS ELIGIBLE FOR	AMOUNTS ELIGIBLE FOR	AMOUNTS ELIGIBLE FOR	DURING THE
RECOVERY THROUGH	RECOVERY THROUGH	RECOVERY THROUGH	PERIOD ENDED
JULY 1, 2014	JULY 1, 2015	JULY 1, 2016	JULY 31, 2013

—	$6,712	$29,154	$16,554

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2013 amounted to an annual rate of 0.01% of the fund’s average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C and Class R2 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to 0.30%, 1.00% and 0.25% for Class A, Class C and Class R2 shares, respectively, for distribution and service fees, expressed as an annual percentage of average daily net assets for each class of the fund’s shares.

Sales charges. Class A and Class C shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $1,957,075 for the year ended July 31, 2013. Of this amount, $316,991 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,633,140 was paid as sales commissions to broker-dealers and $6,944 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are

Annual report | Global Absolute Return Strategies Fund 65

applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended July 31, 2013, CDSCs received by the Distributor amounted to $9,000 for Class A shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended July 31, 2013 were:

	DISTRIBUTION	TRANSFER	STATE	PRINTING AND
CLASS	AND SERVICE FEES	AGENT FEES	REGISTRATION FEES	POSTAGE

Class A	$1,785,195	$1,013,307	$48,479	$102,235
Class C	549,647	91,330	22,507	3,520
Class I	—	923,053	50,901	83,207
Class R2	770	75	21,344	1,086
Class R6	—	3,577	21,398	3,038
Total	$2,335,612	$2,031,342	$164,629	$193,086

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its average daily net assets.

Note 6 — Fund share transactions

Transactions in fund shares for the years ended July 31, 2013 and 2012 were as follows:

		Year ended 7-31-13		Year ended 7-31-12
	Shares	Amount	Shares	Amount
Class A shares[1]

Sold	101,961,758	$1,107,245,332	17,012,010	$178,509,182
Distributions reinvested	384,649	4,096,508	—	—
Repurchased	(11,802,459)	(128,308,378)	(491,934)	(5,169,958)

Net increase	90,543,948	$983,033,462	16,520,076	$173,339,224

Class C shares[2]

Sold	14,028,318	$152,472,412	—	—
Distributions reinvested	18,002	191,898	—	—
Repurchased	(559,428)	(6,111,479)	—	—

Net increase	13,486,892	$146,552,831	—	—

66 Global Absolute Return Strategies Fund | Annual report

		Year ended 7-31-13		Year ended 7-31-12
	Shares	Amount	Shares	Amount
Class I shares[1]

Sold	164,457,240	$1,788,855,952	16,693,504	$176,277,719
Distributions reinvested	716,332	7,636,093	—	—
Repurchased	(20,868,596)	(226,995,052)	(938,029)	(9,894,949)

Net increase	144,304,976	$1,569,496,993	15,755,475	$166,382,770

Class R2 shares[3]

Sold	98,096	$1,080,410	9,372	$100,000
Distributions reinvested	15	157	—	—
Repurchased	(792)	(8,621)	—	—

Net increase	97,319	$1,071,946	9,372	$100,000

Class R6 shares[3]

Sold	3,674,241	$39,896,756	9,372	$100,000
Distributions reinvested	4,219	44,937	—	—
Repurchased	(76,606)	(828,222)	—	—

Net increase	3,601,854	$39,113,471	9,372	$100,000

Class NAV shares[1]

Sold	15,941,681	$172,518,005	47,020,792	$483,507,167
Distributions reinvested	708,702	7,547,678	—	—
Repurchased	(1,550,325)	(16,925,748)	(193,554)	(2,017,290)

Net increase	15,100,058	$163,139,935	46,827,238	$481,489,877

Total net increase	267,135,047	$2,902,408,638	79,121,533	$821,411,871

1 Prior period presented is from 12-19-11 (commencement of operations) to 7-31-12.
2 The inception date for Class C shares is 8-1-12.
3 The inception date for Class R2 and Class R6 shares is 3-1-12.

Affiliates of the fund owned 9% and 100% of shares of beneficial interest of Class R2 and Class NAV, respectively, on July 31, 2013.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, amounted to $3,167,224,987 and $1,117,304,844, respectively, for the year ended July 31, 2013. Purchases and sales of U.S. Treasury obligations aggregated $288,410,220 and $418,668,144, respectively, for the year ended July 31, 2013.

Annual report | Global Absolute Return Strategies Fund 67

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Global Absolute Return Strategies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Global Absolute Return Strategies Fund (the “Fund”) at July 31, 2013, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2013 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 23, 2013

68 Global Absolute Return Strategies Fund | Annual report

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2013.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $4,337,947 in capital gain dividends.

Eligible shareholders will be mailed a 2013 Form 1099-DIV in early 2014. This will reflect the tax character of all distributions paid in calendar year 2013.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

Annual report | Global Absolute Return Strategies Fund 69

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management Services, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Standard Life Investments (Corporate Funds) Limited (the Subadvisor) for Global Absolute Return Strategies Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on May 16-17, 2013, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meeting a variety of materials relating to the fund, the Advisor, and the Subadvisor, including comparative performance, fee and expense information for peer groups of similar mutual funds prepared by an independent third-party provider of mutual fund data; performance information for the fund’s benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts; and other information provided by the Advisor and the Subadvisor regarding the nature, extent, and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative and each Trustee may attribute different weights to different factors. The Board’s conclusions may be based in part on its consideration of the Advisory and Subadvisory Agreements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

70 Global Absolute Return Strategies Fund | Annual report

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor’s risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties through Board meetings, discussions, and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a) the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objective; review of brokerage matters, including with respect to trade allocation and best execution; and the Advisor’s timeliness in responding to performance issues;

(b) the background, qualifications and skills of the Advisor’s personnel;

(c) the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;

(d) the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund;

(e) the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and

(f) the Advisor’s reputation and experience in serving as an investment adviser to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a) reviewed information prepared by management regarding the fund’s performance;

(b) considered the comparative performance of the fund’s benchmark;

(c) considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of mutual fund data. Such report included the fund’s ranking within a smaller group of peer funds and the fund’s ranking within broader groups of funds; and

Annual report | Global Absolute Return Strategies Fund 71

(d) took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.

The Board noted that the fund outperformed its benchmark index and peer group average for the one-year period ended December 31, 2012.

The Board noted that the fund had a limited performance history having commenced operations on December 19, 2011. The Board also noted the fund’s favorable performance relative to the benchmark index and peer group for the one-year period.

The Board concluded that the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund’s contractual and net management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board noted that net management fees for this fund are higher than the peer group median and that total expenses for this fund are higher than the peer group median. The Board took into account management’s discussion of the fund’s expenses, including the more recent decline in the fund’s net expenses.

The Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also took into account that management had agreed to implement an overall fee waiver across a number of funds in the complex, including the fund, which is discussed further below. The Board also noted that, in addition, the Advisor is currently waiving fees and/ or reimbursing expenses with respect to the fund. The Board also noted that the Advisor pays the subadvisory fees of the fund, and that such fees are negotiated at arm’s length with respect to the Subadvisor. The Board also noted management’s discussion of the fund’s expenses, as well as certain actions taken over the past several years to reduce the fund’s operating expenses. The Board reviewed information provided by the Advisor concerning investment advisory fees charged to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:

(a) reviewed financial information of the Advisor;

(b) reviewed and considered an analysis presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;

(c) received and reviewed profitability information with respect to the John Hancock fund complex as a whole;

(d) received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data;

72 Global Absolute Return Strategies Fund | Annual report

(e) considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability analysis reviewed by the Board;

(f) considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;

(g) noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the Trust’s distributor also receives Rule 12b-1 payments to support distribution of the fund;

(h) noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;

(i) noted that the subadvisory fees for the fund are paid by the Advisor and are negotiated at arm’s length; and

(j) considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a) considered that the Advisor has agreed, effective June 1, 2013, to waive its management fee for the fund and each of the open-end funds of John Hancock Funds II, John Hancock Funds III, each other John Hancock fund (except those listed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement):

The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $75 billion but is less than or equal to $125 billion, 0.0125% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $125 billion but is less than or equal to $150 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $150 billion. (The funds that are not Participating Portfolios as of the date of this annual report are each of the fund of funds, money market funds, index funds and closed-end funds);

(b) reviewed the Trust’s advisory fee structure and the incorporation therein of any subadvisory fee breakpoints in the advisory fees charged and concluded that (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and

Annual report | Global Absolute Return Strategies Fund 73

(c) the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1) information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

(2) the historical and current performance of the fund, and comparative performance information relating to the fund’s benchmark and comparable funds;

(3) the subadvisory fee for the fund, including any breakpoints, and comparative fee information, where available, prepared by an independent third-party provider of mutual fund data; and

(4) information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed by it to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund, that is consistent with the fund’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length.

74 Global Absolute Return Strategies Fund | Annual report

As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which includes arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Trust’s Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate account, and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. The Board also took into account the sub-advisory fees paid by the Advisor to the Subadvisor with respect to the fund to fees charged by the fund’s Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and benchmark and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.

The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1) The Subadvisor has extensive experience and demonstrated skills as a manager;

(2) The performance of the fund generally has been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark and the fund’s overall performance is satisfactory;

(3) The subadvisory fees are reasonable in relation to the level and quality of services being provided; and

(4) Subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

Annual report | Global Absolute Return Strategies Fund 75

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James M. Oates, Born: 1946	2012	231

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director,
Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc.
(formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial
(since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River
Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock retail funds (since 2012); Trustee (2005–2006 and since
2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and
Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson
of the Board (since 2005), John Hancock Funds II.

Charles L. Bardelis,[3] Born: 1941	2012	231

Director, Island Commuter Corp. (marine transport). Trustee, John Hancock retail funds (since 2012);
Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance
Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[3] Born: 1942	2012	231

Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant;
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln
Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010);
former Director, PMA Capital Corporation (2004–2010). Trustee, John Hancock retail funds (since 2012);
Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance
Trust and John Hancock Funds II (since 2005).

William H. Cunningham,[2] Born: 1944	1994	231

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas
System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since
2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance);
Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former
Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition
Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley)
(until 2009); former Advisory Director, JPMorgan Chase Bank (formerly Texas Commerce Bank–Austin)
(until 2009). Trustee, John Hancock retail funds (since 1986); Trustee, John Hancock Variable Insurance
Trust (since 2012); Trustee, John Hancock Funds II (since 2012 and 2005–2006).

Grace K. Fey, Born: 1946	2012	231

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President,
Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

76 Global Absolute Return Strategies Fund | Annual report

Independent Trustees (continued)

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Theron S. Hoffman,[3] Born: 1947	2012	231

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner, and Operating Head,
Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000). Trustee, John Hancock retail funds (since 2012); Trustee,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson,[2] Born: 1952	2008	231

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation
(since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange
(2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).
Trustee, John Hancock retail funds (since 2008); Trustee of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Hassell H. McClellan, Born: 1945	2012	231

Associate Professor, The Wallace E. Carroll School of Management, Boston College (since 1984);
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director,
The Barnes Group (since 2010). Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock
Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2005).

Steven R. Pruchansky,[2] Born: 1944	1991	231

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011–2012),
John Hancock retail funds; Trustee and Vice Chairperson of the Board, John Hancock retail funds,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

Gregory A. Russo,[2] Born: 1949	2009	231

Director and Audit Committee Chairman (since 2012) and Member, Audit Committee and Finance
Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006);
Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester
County, New York, Chamber of Commerce (1986–1992); Director, Treasurer and Chairman of
Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of
Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).
Trustee, John Hancock retail funds (since 2008); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Annual report | Global Absolute Return Strategies Fund 77

Non-Independent Trustees4

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James R. Boyle, Born: 1959	2012	231

Senior Executive Vice President, John Hancock Financial Services (1999–2012, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock
Investment Management Services, LLC (2005–2010). Trustee, John Hancock retail funds (since 2012 and
2005–2010), Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Craig Bromley,[2] Born: 1966	2012	231

President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General
Manager, U.S. Division, John Hancock Financial Services (since 2012); President and Chief Executive
Officer, Manulife Insurance Company (Manulife (Japan) (2005–2012), including prior positions).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Warren A. Thomson,[2] Born: 1955	2012	231

Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The
Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife
Asset Management (since 2001, including prior positions); Director (since 2006), and President and
Chief Executive Officer of Manulife Asset Management Limited (since 2013); Director and Chairman,
Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds, John Hancock
Variable Insurance Trust and John Hancock Funds II (since 2012).

Principal officers who are not Trustees

Name, year of birth	Officer
Position(s) held with fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Hugh McHaffie, Born: 1959	2009

President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services,
LLC and John Hancock Funds, LLC (since 2010); President, John Hancock Advisers, LLC (since 2012);
President, John Hancock Investment Management Services, LLC (since 2010). President (since 2012) and former Trustee (2010–2012), John Hancock retail funds; President, John Hancock Variable Insurance
Trust and John Hancock Funds II (since 2009).

Andrew G. Arnott, Born: 1971	2009

Executive Vice President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice
President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive
Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); Executive Vice
President, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2007, including prior positions).

Thomas M. Kinzler, Born: 1955	2006

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2006).

78 Global Absolute Return Strategies Fund | Annual report

Principal officers who are not Trustees (continued)

Name, year of birth	Officer
Position(s) held with fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2007).

Salvatore Schiavone, Born: 1965	2009

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust and John Hancock Funds II (since 2010 and 2007–2009, including prior positions).

John Hancock retail funds is comprised of John Hancock Funds III and 34 other John Hancock funds consisting of 24 series of other John Hancock trusts and 10 closed-end funds.

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation or removal.

2 Became a Trustee of the Trust effective December 1, 2012.

3 Member of Audit Committee.

4 Because Messrs. Bromley and Thomson are senior executives or directors and Mr. Boyle held prior positions as a senior executive and director of the Advisor and/or its affiliates, each of them is considered an “interested person,” as defined in the Investment Company Act of 1940, of the Trust.

Annual report | Global Absolute Return Strategies Fund 79

More information

Trustees	Investment advisor
James M. Oates, Chairperson	John Hancock Investment Management
Steven R. Pruchansky, Vice Chairperson	Services, LLC
Charles L. Bardelis*
James R. Boyle†	Subadvisor
Craig Bromley†	Standard Life Investments (Corporate Funds)
Peter S. Burgess*	Limited
William H. Cunningham
Grace K. Fey	Principal distributor
Theron S. Hoffman*	John Hancock Funds, LLC
Deborah C. Jackson
Hassell H. McClellan	Custodian
Gregory A. Russo	State Street Bank and Trust Company
Warren A. Thomson†
Transfer agent
Officers	John Hancock Signature Services, Inc.
Hugh McHaffie
President	Legal counsel
K&L Gates LLP
Andrew G. Arnott
Executive Vice President	Independent registered
public accounting firm
Thomas M. Kinzler	PricewaterhouseCoopers LLP
Secretary and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

*Member of the Audit Committee
†Non-Independent Trustee

The fund’s proxy voting policies and procedures, as well as the fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund’s Form N-Q is available on our website and the SEC’s website, sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	Investment Operations	Investment Operations
	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	30 Dan Road
	Boston, MA 02205-5913	Canton, MA 02021

80 Global Absolute Return Strategies Fund | Annual report

800-225-5291
800-338-8080 EASI-Line
jhinvestments.com

This report is for the information of the shareholders of John Hancock Global Absolute Return Strategies Fund.
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	395A 7/13
MF150759	9/13

John Hancock
INVESTMENTS

John Hancock
International Growth Equity Fund

Annual Report
7.31.13

A look at performance

Total returns for the period ended July 31, 2013

	Average annual total returns (%)				Cumulative total returns (%)
	with maximum sales charge				with maximum sales charge

				Since				Since
	1-year	5-year	10-year	inception[1]	1-year	5-year	10-year	inception[1]

Class A2	10.15	1.22	—	1.70	10.15	6.23	—	11.58

Class I2,3	16.87	3.54	—	3.82	16.87	19.01	—	27.61

Index†	20.64	1.04	—	1.64	20.64	5.32	—	11.17

Performance figures assume all dividends have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. The fee waivers and expense limitations are contractual at least until 1-31-15 for Class A and Class I shares. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class I
Net (%)	1.35	1.10
Gross (%)	2.19	1.69

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 800-225-5291 or visit the fund’s website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

† Index is the MSCI World ex-USA Growth Index.

See the following page for footnotes.

6	International Growth Equity Fund | Annual report

		With maximum	Without
	Start date	sales charge	sales charge	Index

Class I3	1-31-07	$12,761	$12,761	$11,117

MSCI World ex-USA Growth Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States of America, that have higher than average growth characteristics.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values if they did.

Footnotes related to performance pages

1 From 1-31-07.

2 The fund is the successor to the Turner International Growth Fund (the Predecessor Fund). The performance information shown is the historical performance of the Predecessor Fund’s Investor class shares, which commenced operations on 10-31-08. Periods prior to 10-31-08 represent the performance of the Predecessor Fund’s Institutional class shares, which commenced operations on 1-31-07. Performance for all periods shown has been recalculated to reflect the gross fees and expenses and sales charges of the fund’s Class A shares, which were first offered on 1-14-13. The performance history of the Institutional class shares of the Predecessor Fund was redesignated as that of John Hancock International Growth Equity Fund Class I shares, which were first offered on 1-14-13.

3 For certain types of investors as described in the fund’s prospectuses.

Annual report | International Growth Equity Fund	7

Management’s discussion of
Fund performance

Turner Investments, L.P.

In the 10-month period ended July 31, 2013, global equities markets were driven higher by expanded monetary programs to keep interest rates low and stimulate economic growth. The role of major central banks continued to serve as a catalyst when stocks pulled back from mid-May to mid-June, triggered by expectations that the U.S. Federal Reserve would begin scaling back its bond-buying program earlier than had been previously forecast. In Japan, steps by newly elected Prime Minister Shinzo Abe to expand the nation’s monetary base fueled optimism that the economy might finally enter a period of sustained growth. Japanese equities rallied in March and April but quickly stalled in mid-May as doubts began to set in about whether the reforms would generate long-term economic progress.

For the 10 months ended July 31, 2013, the fund’s Class A shares posted a total return of 11.37%, excluding sales charges. This result trailed the 14.76% return of the fund’s benchmark, the MSCI World ex-USA Growth Index, and the 11.97% average return of foreign large-cap growth funds as tracked by Morningstar, Inc.† The fund’s underweight in Japanese equities relative to its benchmark significantly detracted from results due to the strong recent performance of Japanese equities. At the sector level, stock selection in consumer discretionary had the largest negative impact, followed by telecommunications services and energy. Sector weightings in industrials and materials contributed positively to fund results. The fund’s top individual contributor was Copa Holdings SA, a Panama-based airline that benefited from expanding air travel in Latin American countries. Another key contributor was Canadian Pacific Railway, Ltd., which was lifted by brisk business related to oil sands energy projects in Canada. Mitsui Fudosan Company, Ltd., a Japanese real estate developer, benefited from growing occupancy rates in Japan’s office buildings. The largest detractor was SoftBank Corp., a Japanese information technology conglomerate. The fund sold its position in this stock during the period. The market reacted negatively to the company’s decision to acquire U.S. wireless carrier Sprint Nextel. Canadian mining stocks Silver Wheaton Corp. and Goldcorp, Inc. were detractors as precious metals prices declined due to the constrained outlook for global economic growth. The fund sold its positions in both stocks during the period. Economic factors also hampered two out-of-benchmark energy positions, Petroleum Geo-Services ASA and Suncor Energy, Inc.

This commentary reflects the views of the portfolio manager through the end of the period discussed in this report. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

† Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

8	International Growth Equity Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

▪ Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses, including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund’s actual ongoing operating expenses and is based on the fund’s actual return. It assumes an account value of $1,000.00 on February 1, 2013, with the same investment held until July 31, 2013.

	Account value	Ending value	Expenses paid during
	on 2-1-13	on 7-31-13	period ended 7-31-13[1]

Class A	$1,000.00	$1,023.10	$6.77

Class I	1,000.00	1,023.90	5.52

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2013 by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | International Growth Equity Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund’s actual return). It assumes an account value of $1,000.00 on February 1, 2013, with the same investment held until July 31, 2013. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value	Ending value	Expenses paid during
	on 2-1-13	on 7-31-13	period ended 7-31-13[1]

Class A	$1,000.00	$1,018.10	$6.76

Class I	1,000.00	1,019.30	5.51

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the fund’s annualized expense ratio of 1.35% and 1.10% for Class A and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

10	International Growth Equity Fund | Annual report

Portfolio summary

Top 10 Holdings (22.8% of Net Assets on 7-31-13)[1,2]

Roche Holdings AG	3.3%	Diageo PLC	2.0%

Nestle SA	3.2%	GlaxoSmithKline PLC	2.0%

Toyota Motor Corp.	2.7%	GEA Group AG	1.9%

BT Group PLC	2.1%	British American Tobacco PLC	1.8%

Bayer AG	2.0%	Salvatore Ferragamo Italia SpA	1.8%

Sector Composition[1,3]

Consumer Staples	17.9%	Materials	8.1%

Industrials	16.6%	Information Technology	8.0%

Consumer Discretionary	12.8%	Energy	6.7%

Healthcare	12.7%	Telecommunication Services	3.0%

Financials	12.6%	Short-Term Investments & Other	1.6%

Top 10 Countries[1,2,3]

United Kingdom	16.1%	France	5.7%

Japan	12.7%	Sweden	4.9%

Switzerland	12.6%	Netherlands	4.2%

Canada	8.1%	Australia	3.3%

Germany	6.9%	Brazil	3.2%

1 As a percentage of net assets on 7-31-13.

2 Cash and cash equivalents not included.

3 Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Emerging-market countries may experience higher inflation, interest rates, and unemployment as well as greater social, economic, regulatory, and political uncertainties than more developed countries. Growth stocks may be more susceptible to earnings disappointments. Currency transactions are affected by fluctuations in exchange rates, and frequent trading may increase fund transaction costs. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors and investments focused in one sector may fluctuate more widely than investments diversified across sectors. Please see the fund’s prospectuses for additional risks.

Annual report | International Growth Equity Fund	11

Fund’s investments

As of 7-31-13

	Shares	Value

Common Stocks 98.4%		$31,579,209

(Cost $27,843,192)

Australia 3.3%		1,045,627

BHP Billiton, Ltd.	17,890	559,254

CSL, Ltd.	8,190	486,373

Belgium 0.6%		206,425

Anheuser-Busch InBev NV	2,150	206,425

Brazil 3.2%		1,029,426

BR Malls Participacoes SA	24,670	218,654

Cosan SA Industria e Comercio	15,070	285,764

Mills Estruturas e Servicos de Engenharia SA	17,127	213,961

Tim Participacoes SA	83,680	311,047

Canada 8.1%		2,590,766

Canadian Pacific Railway, Ltd.	4,330	531,730

Enbridge, Inc.	9,100	403,746

Franco-Nevada Corp.	6,320	266,641

Intact Financial Corp.	6,900	405,831

Lululemon Athletica, Inc. (I)(L)	6,250	434,813

Suncor Energy, Inc.	17,340	548,005

China 0.8%		247,608

Want Want China Holdings, Ltd.	183,610	247,608

Denmark 1.1%		338,090

Novo Nordisk AS, Class B	2,000	338,090

France 5.7%		1,829,205

Danone SA	6,710	530,118

L’Oreal SA	3,298	551,643

Sanofi	2,268	242,968

Schneider Electric SA	6,350	504,476

Germany 6.9%		2,208,197

BASF SE	4,980	441,551

Bayer AG	5,554	645,412

GEA Group AG	14,400	593,872

Linde AG	2,740	527,362

Hong Kong 2.4%		771,033

AIA Group, Ltd.	114,149	540,536

Beijing Enterprises Holdings, Ltd.	34,660	230,497

12	International Growth Equity Fund | Annual report	See notes to financial statements

	Shares	Value

Ireland 2.4%		$783,986

Covidien PLC	5,220	321,709

Experian PLC	24,688	462,277

Italy 1.8%		586,327

Salvatore Ferragamo Italia SpA	17,187	586,327

Japan 12.7%		4,088,622

FANUC Corp.	3,350	507,313

Hitachi, Ltd.	62,540	418,952

Honda Motor Company, Ltd.	13,960	516,101

Japan Tobacco, Inc.	13,380	466,962

Komatsu, Ltd.	19,800	441,115

Mitsui Fudosan Company, Ltd.	15,670	472,411

Murata Manufacturing Company, Ltd.	5,990	411,484

Toyota Motor Corp.	14,020	854,284

Macau 0.5%		157,590

Wynn Macau, Ltd.	55,829	157,590

Mexico 2.7%		871,457

Arca Continental SAB de CV	42,019	314,631

Cemex SAB de CV (I)	288,540	332,529

Concentradora Fibra Hotelera Mexicana SA de CV	112,880	224,297

Netherlands 4.2%		1,344,893

ING Groep NV (I)	33,180	338,585

Unilever NV	14,090	565,933

Yandex NV, Class A (I)	13,550	440,375

Norway 1.4%		457,461

Petroleum Geo-Services ASA	34,090	457,461

Panama 1.3%		423,077

Copa Holdings SA, Class A	3,040	423,077

Philippines 0.9%		274,719

Metropolitan Bank & Trust Company	112,540	274,719

Russia 0.9%		296,640

Magnit OJSC, GDR	5,150	296,640

Singapore 1.2%		380,372

Avago Technologies, Ltd.	10,370	380,372

Spain 1.6%		513,211

Inditex SA	3,830	513,211

Sweden 4.9%		1,582,645

Assa Abloy AB, Series B	11,700	520,038

Swedbank AB, Class A	22,591	542,917

Telefonaktiebolaget LM Ericsson, B Shares	43,830	519,690

Switzerland 12.6%		4,043,165

Cie Financiere Richemont SA	5,530	545,049

Credit Suisse Group AG (I)	17,588	516,531

Nestle SA	15,217	1,029,577

Roche Holdings AG	4,330	1,064,570

See notes to financial statements	Annual report | International Growth Equity Fund	13

		Shares	Value

Switzerland (continued)

STMicroelectronics NV (L)		44,305	$379,458

Wolseley PLC		10,581	507,980

United Kingdom 16.1%			5,173,804

BG Group PLC		25,850	467,869

British American Tobacco PLC		10,740	574,403

BT Group PLC		128,770	665,770

Diageo PLC		20,750	650,320

GlaxoSmithKline PLC		25,130	641,737

HSBC Holdings PLC		44,960	510,019

InterContinental Hotels Group PLC		17,213	499,360

Rexam PLC		63,260	472,843

Rolls-Royce Holdings PLC		22,298	397,585

SABMiller PLC (I)		5,978	293,898

United States 1.1%			334,863

Valeant Pharmaceuticals International, Inc. (I)		3,609	334,863

	Yield (%)	Shares	Value

Securities Lending Collateral 2.2%			$693,859

(Cost $693,846)

John Hancock Collateral Investment Trust (W)	0.1995 (Y)	69,335	693,859

Short-Term Investments 0.7%			$230,474

(Cost $230,474)

Money Market Funds 0.7%			230,474

State Street Institutional Treasury Plus Money
Market Fund	0.0000 (Y)	230,474	230,474

Total investments (Cost $28,767,512)† 101.3%			$32,503,542

Other assets and liabilities, net (1.3%)			($405,016)

Total net assets 100.0%			$32,098,526

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.

GDR Global Depositary Receipt

(I) Non-income producing security.

(L) A portion of this security is on loan as of 7-31-13.

(W) Investment is an affiliate of the fund, the advisor and/or subadvisor. This investment represents collateral received for securities lending.

(Y) The rate shown is the annualized seven-day yield as of 7-31-13.

† At 7-31-13, the aggregate cost of investment securities for federal income tax purposes was $29,234,838. Net unrealized appreciation aggregated $3,268,704, of which $3,713,788 related to appreciated investment securities and $445,084 related to depreciated investment securities.

14	International Growth Equity Fund | Annual report	See notes to financial statements

Notes to Schedule of Investments

The fund had the following sector composition as a percentage of net assets on 7-31-13:

Consumer Staples	17.9%
Industrials	16.6%
Consumer Discretionary	12.8%
Health Care	12.7%
Financials	12.6%
Materials	8.1%
Information Technology	8.0%
Energy	6.7%
Telecommunication Services	3.0%
Short-Term Investments & Other	1.6%

Total	100%

See notes to financial statements	Annual report | International Growth Equity Fund	15

FINANCIAL STATEMENTS

Financial statements

Statement of assets and liabilities 7-31-13

This Statement of assets and liabilities is the fund’s balance sheet. It shows the value of what the fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments in unaffiliated issuers, at value (Cost $28,073,666) including
$668,431 of securities loaned	$31,809,683
Investments in affiliated issuers, at value (Cost $693,846)	693,859

Total investments, at value (Cost $28,767,512)	32,503,542
Foreign currency, at value (Cost $101,341)	104,376
Receivable for investments sold	679,208
Receivable for fund shares sold	8,977
Dividends and interest receivable	44,556
Receivable for securities lending income	295
Other receivables and prepaid expenses	3,301

Total assets	33,344,255

Liabilities

Payable for investments purchased	489,389
Payable for fund shares repurchased	2,695
Payable upon return of securities loaned	693,890
Payable to affiliates
Accounting and legal services fees	681
Transfer agent fees	3,136
Trustees’ fees	14
Investment management fees	1,316
Other liabilities and accrued expenses	54,608

Total liabilities	1,245,729

Net assets	$32,098,526

Net assets consist of

Paid-in capital	$28,307,391
Undistributed net investment income	261,319
Accumulated net realized gain (loss) on investments and foreign
currency transactions	(208,133)
Net unrealized appreciation (depreciation) on investments and translation
of assets and liabilities in foreign currencies	3,737,949

Net assets	$32,098,526

Net asset value per share

Based on net asset values and shares outstanding — the fund has an unlimited number of shares authorized with no par value
Class A ($3,880,791 ÷ 325,129 shares)	$11.94
Class I ($28,217,735 ÷ 2,349,791 shares)	$12.01

Maximum offering price per share

Class A (net asset value per share ÷ 95%)[1]	$12.57

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

16	International Growth Equity Fund | Annual report	See notes to financial statements

FINANCIAL STATEMENTS

Statement of operations For the ten-month period ended 7-31-13 and the year ended 9-30-12

These Statements of operations summarize the fund’s investment income earned and expenses incurred in operating the fund. They also show net gains (losses) for the periods stated.

	Period ended	Year ended
	7-31-13[1]	9-30-12

Investment income

Dividends	$744,925	$411,438
Securities lending	13,749	—
Interest	75	—
Less foreign taxes withheld	(54,427)	(41,228)

Total investment income	704,322	370,210

Expenses

Investment management fees	226,427	172,025
Distribution and service fees	11,727	—
Accounting and legal services fees	12,138	24,755
Transfer agent fees	27,600	24,723
Trustees’ fees	1,106	2,388
State registration fees	15,086	—
Printing and postage	6,229	3,007
Professional fees	41,187	4,503
Custodian fees	51,161	82,040
Registration and filing fees	24,637	26,926
Other	5,698	4,474

Total expenses	422,996	344,841
Less expense reductions	(118,903)	(137,111)

Net expenses	304,093	207,730

Net investment income	400,229	162,480

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	2,004,199	(1,416,703)
Investments in affiliated issuers	40	—
Foreign currency transactions	(28,841)	(36,144)
	1,975,398	(1,452,847)
Change in net unrealized appreciation
(depreciation) of
Investments in unaffiliated issuers	1,179,984	3,859,468
Investments in affiliated issuers	13	—
Translation of assets and liabilities in
foreign currencies	2,566	(245)

	1,182,563	3,859,223

Net realized and unrealized gain	3,157,961	2,406,376

Increase in net assets from operations	$3,558,190	$2,568,856

1 For the ten-month period ended 7-31-13. The fund changed its fiscal year end from September 30 to July 31.

See notes to financial statements	Annual report | International Growth Equity Fund	17

FINANCIAL STATEMENTS

Statements of changes in net assets

These Statements of changes in net assets show how the value of the fund’s net assets has changed during the last three periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of fund share transactions.

	Period	Year	Year
	ended	ended	ended
	7-31-13[1]	9-30-12[2]	9-30-11[2]

Increase (decrease) in net assets

From operations
Net investment income	$400,229	$162,480	$52,436
Net realized gain (loss)	1,975,398	(1,452,847)	422,722
Change in net unrealized appreciation (depreciation)	1,182,563	3,859,223	(2,124,854)

Increase (decrease) in net assets resulting
from operations	3,558,190	2,568,856	(1,649,696)

Distributions to shareholders
From net investment income
Class A	(38,207)	—	(1,395)
Class I	(231,228)	—	(47,647)

Total distributions	(269,435)	—	(49,042)

From fund share transactions	(766,765)	16,083,620	7,493,662

Total increase	2,521,990	18,652,476	5,794,924

Net assets

Beginning of period	29,576,536	10,924,060	5,129,136

End of period	$32,098,526	$29,576,536	$10,924,060

Undistributed (distributions in excess of)
net investment income	$261,319	$123,142	($3,219)

1 For the ten-month period ended 7-31-13. The fund changed its fiscal year end from September 30 to July 31.

2 Audited by previous independent registered public accounting firm.

18	International Growth Equity Fund | Annual report	See notes to financial statements

Financial highlights

The Financial highlights show how the fund’s net asset value for a share has changed during the period.

CLASS A SHARES Period ended	7-31-13[1,2]	9-30-12[3]	9-30-11[3]	9-30-10[3]	9-30-09[3,4]

Per share operating performance

Net asset value, beginning of period	$10.79	$9.17	$9.39	$8.24	$6.27
Net investment income[5]	0.12	0.08	0.05	0.05	0.07
Net realized and unrealized gain (loss) on investments	1.10	1.54	(0.20)	1.23	2.01
Total from investment operations	1.22	1.62	(0.15)	1.28	2.08
Less distributions
From net investment income	(0.07)	—	(0.07)	(0.13)	(0.11)
Net asset value, end of period	$11.94	$10.79	$9.17	$9.39	$8.24
Total return (%)[6]	11.37[7]	17.67	(1.67)	15.61	33.95

Ratios and supplemental data

Net assets, end of period (in millions)	$4	$6	$5	—[8]	—[8]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.91[9]	2.15	2.46	4.15	5.59[9]
Expenses net of fee waivers and credits	1.35[9]	1.35	1.35	1.35	1.29[9]
Net investment income	1.27[9]	0.78	0.44	0.61	1.14[9]
Portfolio turnover (%)	132	138	210	120	139

1 For the ten-month period ended 7-31-13. The fund changed its fiscal year end from September 30 to July 31.
2 After the close of business on 1-11-13, holders of Investor Class shares of the former Turner International Growth Fund (the Predecessor Fund) became owners of an equal number of full and fractional Class A shares of the John Hancock International Growth Equity Fund. These shares were first offered on 1-14-13. Additionally, the accounting and performance history of the Investor Class shares of the Predecessor Fund was redesignated as that of John Hancock International Growth Equity Fund Class A.
3 Audited by previous independent registered public accounting firm.
4 Commenced operations on 10-31-08. All ratios for the period have been annualized.
5 Based on the average daily shares outstanding.
6 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
7 Not annualized.
8 Less than $500,000.
9 Annualized.

See notes to financial statements	Annual report | International Growth Equity Fund	19

CLASS I SHARES Period ended	7-31-13[1,2]	9-30-12[3]	9-30-11[3]	9-30-10[3]	9-30-09[3]	9-30-08[3]

Per share operating performance

Net asset value, beginning of period	$10.86	$9.21	$9.41	$8.24	$8.34	$12.21
Net investment income[4]	0.15	0.11	0.08	0.04	0.08	0.12
Net realized and unrealized gain (loss)
on investments	1.10	1.54	(0.19)	1.26	(0.07)	(3.87)
Total from investment operations	1.25	1.65	(0.11)	1.30	0.01	(3.75)
Less distributions
From net investment income	(0.10)	—	(0.09)	(0.13)	(0.11)	(0.02)
From net realized gain	—	—	—	—	—	(0.10)
Total distributions	(0.10)	—	(0.09)	(0.13)	(0.11)	(0.12)
Net asset value, end of period	$12.01	$10.86	$9.21	$9.41	$8.24	$8.34
Total return (%)[5]	11.60[6]	17.92	(1.32)	15.88	0.71	(31.04)

Ratios and supplemental data

Net assets, end of period (in millions)	$28	$23	$6	$5	$4	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	1.53[7]	1.90	2.41	3.93	5.24	3.05
Expenses net of fee waivers and credits	1.10[7]	1.10	1.10	1.10	1.10	1.10[8]
Net investment income	1.54[7]	1.03	0.70	0.51	1.31	1.10
Portfolio turnover (%)	132	138	210	120	139	245

1 For the ten-month period ended 7-31-13. The fund changed its fiscal year end from September 30 to July 31.
2 After the close of business on 1-11-13, holders of Institutional Class shares of the former Turner International Growth Fund (the Predecessor Fund) became owners of an equal number of full and fractional Class I shares of the John Hancock International Growth Equity Fund. These shares were first offered on 1-14-13. Additionally, the accounting and performance history of the Institutional Class shares of the Predecessor Fund was redesignated as that of John Hancock International Growth Equity Fund Class I.
3 Audited by previous independent registered public accounting firm.
4 Based on the average daily shares outstanding.
5 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
6 Not annualized.
7 Annualized.
8 Excluding fees paid indirectly, the ratio of net expenses to average net assets would have been 1.11%.

20	International Growth Equity Fund | Annual report	See notes to financial statements

Notes to financial statements

Note 1 — Organization

John Hancock International Growth Equity Fund (the fund) (see Note 7) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation. During the period ended July 31, 2013, the fund changed its fiscal year end from September 30 to July 31.

The fund may offer multiple classes of shares. The shares currently offered by the fund are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, printing and postage and state registration fees for each class may differ.

The fund is the accounting and performance successor of the Turner International Growth Fund (the Predecessor Fund). At the close of business on January 11, 2013, the fund acquired substantially all the assets and assumed the liabilities of the Predecessor Fund pursuant to an agreement and plan of reorganization, in exchange for Class A and Class I shares of the fund.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last quoted bid or evaluated price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Investment Trust (JHCIT), are valued at their respective net asset values each business day. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees, which include price verification procedures. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of trading on the NYSE. Significant market events that affect the values of foreign securities may occur between the time when the valuation of the securities is

Annual report | International Growth Equity Fund	21

generally determined and the close of the NYSE. During significant market events, these securities will be valued at fair value, as determined in good faith, following procedures established by the Board of Trustees. The fund may use a fair valuation model to value foreign securities in order to adjust for events that may occur between the close of foreign exchanges and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. Securities with a market value of approximately $13,600,000 at the beginning of the year were transferred from Level 1 to Level 2 during the period since these securities are being valued using significant observable inputs.

The following is a summary of the values by input classification of the fund’s investments as of July 31, 2013, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 7-31-13	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Common Stocks
Australia	$1,045,627	—	$1,045,627	—
Belgium	206,425	—	206,425	—
Brazil	1,029,426	$1,029,426	—	—
Canada	2,590,766	2,590,766	—	—
China	247,608	—	247,608	—
Denmark	338,090	—	338,090	—
France	1,829,205	—	1,829,205	—
Germany	2,208,197	—	2,208,197	—
Hong Kong	771,033	—	771,033	—
Ireland	783,986	321,709	462,277	—
Italy	586,327	—	586,327	—
Japan	4,088,622	—	4,088,622	—
Macau	157,590	—	157,590	—
Mexico	871,457	871,457	—	—
Netherlands	1,344,893	440,375	904,518	—
Norway	457,461	—	457,461	—
Panama	423,077	423,077	—	—
Philippines	274,719	—	274,719	—
Russia	296,640	—	296,640	—
Singapore	380,372	380,372	—	—
Spain	513,211	—	513,211	—
Sweden	1,582,645	—	1,582,645	—
Switzerland	4,043,165	—	4,043,165	—

22	International Growth Equity Fund | Annual report

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 7-31-13	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Common Stocks (continued)
United Kingdom	$5,173,804	—	$5,173,804	—
United States	334,863	$334,863	—	—
Securities Lending
Collateral	693,859	693,859	—	—
Short-Term Investments	230,474	230,474	—	—

Total Investments
in Securities	$32,503,542	$7,316,378	$25,187,164	—

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. It receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCIT, an affiliate of the fund, which has a floating net asset value (NAV) and is registered with the SEC as an investment company. JHCIT invests cash received as collateral as part of the securities lending program in short-term money-market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCIT with respect to the cash collateral.

If a borrower fails to return loaned securities when due, then the lending agent is responsible to and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCIT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering its securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCIT is a component of securities lending income as recorded on the Statements of operations.

Collateral received by the fund is shown on the Statement of assets and liabilities as Payable upon return of securities loaned.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Annual report | International Growth Equity Fund	23

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statements of operations. From January 14, 2013 to March 27, 2013, the fund participated in a $200 million unsecured line of credit, also with Citibank, with terms otherwise similar to the existing agreement. Commitment fees for the period January 14, 2013 to July 31, 2013 were $187. For the period ended July 31, 2013 the fund had no borrowings under either line of credit.

Expenses. Within the John Hancock funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage expenses, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of July 31, 2013, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually. The tax character of distributions for

24	International Growth Equity Fund | Annual report

the ten-month period ended July 31, 2013 and the years ended September 30, 2012 and 2011 was as follows:

	JULY 31, 2013	SEPTEMBER 30, 2012	SEPTEMBER 30, 2011

Ordinary Income	$269,435	—	$49,042

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2013, the components of distributable earnings on a tax basis consisted of $284,533 of undistributed ordinary income and long-term capital gains of $236,300.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, passive foreign investment companies and wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Investment Management Services, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: (a) 0.850% of the first $750,000,000 of the fund’s average daily net assets; (b) 0.800% of the next $500,000,000 of the fund’s average daily net assets; and (c) 0.750% of the fund’s average daily net assets in excess over $1,250,000,000. The Advisor has a subadvisory agreement with Turner Investments, L.P. (Turner). The fund is not responsible for payment of the subadvisory fees. Prior to January 14, 2013, the Predecessor Fund paid a daily management fee to Turner, on an annual basis of 0.850% based on average net assets.

Effective June 1, 2013, the Advisor has contractually agreed to waive a portion of its management fee for certain funds (the Participating portfolios) of the Trust, John Hancock Variable Insurance Trust, John Hancock Funds and John Hancock Funds III. The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the Participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; and 0.015% of that portion of the aggregate net assets of all the Participating portfolios that

Annual report | International Growth Equity Fund	25

exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among all the Participating portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

Prior to June 1, 2013 the Advisor had contractually agreed to waive a portion of its management fee for certain funds (the participating portfolios) of the Trust and John Hancock Variable Insurance Trust. The prior waiver equaled, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the participating portfolios that exceeded $75 billion but was less than $100 billion; and 0.015% of that portion of the aggregate net assets of all the participating portfolios that equaled or exceeded $100 billion. The amount of the reimbursement was calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund.

The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 1.35% and 1.10%, for Class A and Class I shares, respectively, excluding certain expenses such as taxes, brokerage commissions, interest expense, acquired fund fees and expenses, short dividend expense and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business. The current expense limitation agreement expires on January 31, 2015, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

Additionally, the Advisor has voluntarily agreed to waive and/or reimburse a portion of its management fee or other expenses of the fund if certain expenses of the fund exceed 0.25% of average net assets. Expenses excluded from this waiver include taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, advisory fees, Rule 12b-1 fees, transfer agent and service fees, blue sky fees, printing and postage expenses, acquired fund fees and short dividend expense. This voluntary expense reimbursement may be terminated at any time by the Advisor on notice to the fund.

Accordingly, these expense reductions amounted to $13,113 and $53,487 for Class A and Class I shares, respectively, for the period January 14, 2013 to July 31, 2013.

Prior to January 14, 2013, the Predecessor Fund’s advisor, Turner, the current advisor, had contractually agreed to waive all or a portion of its fees, excluding acquired fund fees and expenses, and interest expenses relating to short sales, to reimburse expenses in order that total fund operating expenses did not exceed 1.35% and 1.10% for Investor Class and Institutional Class shares, respectively, of the Predecessor Fund.

Accordingly, these expense reductions amounted to $10,515 and $41,788 for Investor Class and Institutional Class shares, respectively, for the period October 1, 2012 to January 11, 2013.

The investment management fees, including the impact of the waivers and reimbursements described above, incurred for the ten months ended July 31, 2013 were equivalent to a net annual effective rate of 0.40% of the fund’s average daily net assets.

Expense recapture. The Advisor may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the beginning of the month in which such reimbursements or waivers originally occurred to the extent that the fund is below its expense limitation during this period. The table below outlines the amounts recovered during the period ended January 14, 2013 through July 31, 2013, and

26	International Growth Equity Fund | Annual report

the amount of waived or reimbursed expenses subject to potential recovery and the respective expiration dates. Certain reimbursements or waivers are not subject to recapture.

AMOUNTS ELIGIBLE FOR RECOVERY	AMOUNTS RECOVERED DURING
THROUGH JULY 1, 2016	THE PERIOD ENDED JULY 31, 2013

$65,806	—

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the period January 14, 2013 through July 31, 2013, amounted to an annual rate of 0.01% of the fund’s average daily net assets.

Prior to January 14, 2013, pursuant to an administration agreement, Turner provided administrative services to the Predecessor Fund, as part of Turner Funds. For its services Turner received an annual fee of 0.15% of the aggregate average daily net assets of Turner Funds up to $2 billion and 0.12% of the aggregate average daily net assets over $2 billion. Turner Funds also had a sub-administration Agreement with Citi Funds Services Ohio, Inc., which provided certain fund accounting services to Turner Funds. These administrative and sub-administrative services fees amounted to an annual rate of 0.12% and 0.03% of the Predecessor Fund’s average daily net assets, respectively, for the period October 1, 2012 through January 11, 2013.

For the ten-month period ended July 31, 2013, the combined accounting and legal services and administrative and sub-administrative fees amounted to an annual rate of 0.046%.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for Class A shares:

CLASS	RULE 12b–1 FEE

Class A	0.30%

For the period from October 1, 2012 to January 11, 2013, the Predecessor Fund paid DST Systems, Inc. an annual rate of 0.25% of average daily net assets of Investor Class shares for shareholder services fees, which amounted to $4,267.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $2,355 for the period January 14, 2013 to July 31, 2013. Of this amount, $358 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $1,997 was paid as sales commissions to broker-dealers.

Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the period January 14, 2013 to July 31, 2013, the fund did not pay CDSCs for Class A shares.

Annual report | International Growth Equity Fund	27

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets. These transfer agent fees for the period January 14, 2013 through July 31, 2013, amounted to $21,128.

Prior to January 14, 2013, DST Systems, Inc. served as transfer agent of the Predecessor Fund. These transfer agent fees for the period October 1, 2012 through January 11, 2013, amounted to $6,472.

Class level expenses. Class level expenses for the ten months ended July 31, 2013 were:

	DISTRIBUTION AND	TRANSFER	PRINTING AND	STATE
CLASS	SERVICE FEES	AGENT FEES	POSTAGE	REGISTRATION FEES

A	$11,727	$5,530	$1,874	$3,340
I	—	22,070	4,355	11,746
Total	$11,727	$27,600	$6,229	$15,086

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its average daily net assets.

Note 5 — Fund share transactions

Transactions in fund shares for the ten months ended July 31, 2013 and for the years ended September 30, 2012 and 2011 were as follows:

	Ten months ended 7-31-13[1]		Year ended 9-30-12		Year ended 9-30-11
	Shares	Amount	Shares	Amount	Shares	Amount
Class A shares

Sold	87,066	$976,815	648,843	$6,899,468	572,073	$6,584,074
Distributions
reinvested	3,427	38,005	—	—	129	1,393
Repurchased	(337,170)	(3,871,397)	(612,673)	(6,345,955)	(48,309)	(510,623)

Net increase
(decrease)	(246,677)	($2,856,577)	36,170	$553,513	523,893	$6,074,844

Class I shares

Sold	233,362	$2,557,858	1,509,128	$15,611,150	126,268	$1,511,673
Distributions
reinvested	20,275	225,863	—	—	5,910	47,647
Repurchased	(58,226)	(693,909)	(7,869)	(81,043)	(12,657)	(140,502)

Net increase	195,411	$2,089,812	1,501,259	$15,530,107	119,521	$1,418,818

Total net increase
(decrease)	(51,266)	($766,765)	1,537,429	$16,083,620	643,414	$7,493,662

1 For the ten-month period ended 7-31-13. The fund changed its fiscal year end from September 30 to July 31.

28	International Growth Equity Fund | Annual report

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, amounted to $41,144,824 and $41,946,479, respectively, for the ten months ended July 31, 2013.

Note 7 — Reorganization

At the close of business on January 11, 2013, the fund acquired all the assets and liabilities of the Predecessor Fund in exchange for the Class A and Class I shares of the fund. The fund had no assets, liabilities or operations prior to the reorganization.

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Predecessor Fund in exchange for a representative amount of shares of the fund; (b) the liquidation of the Predecessor Fund; and (c) the distribution to the Predecessor Fund’s shareholders of the fund’s shares. The reorganization was intended to allow the fund to be better positioned to increase asset size and achieve additional economies of scale by increasing sales and spreading fixed expenses over a larger asset base. As a result of the reorganization, the fund is the legal survivor, and the accounting and performance successor to the Predecessor Fund. Investor Class and Institutional Class shares of the Predecessor Fund have been redesignated as that of Class A and Class I shares, respectively, of the fund.

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Predecessor Fund or its shareholders. Thus, the investments were transferred to the fund at the Predecessor Fund’s identified cost. In addition, the expenses of the reorganization were borne by the Advisors of both the Predecessor Fund and the fund. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the NYSE on January 11, 2013. The following outlines the reorganization:

	ACQUIRED NET ASSET	APPRECIATION OF
	VALUE OF THE	PREDECESSOR FUND'S	SHARES ISSUED	TOTAL NET ASSETS
PREDECESSOR FUND	PREDECESSOR FUND	INVESTMENTS	BY THE FUND	AFTER COMBINATION

Turner International	$33,298,902	$4,223,198	2,903,133	$33,298,902
Growth Fund

Annual report | International Growth Equity Fund	29

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of
John Hancock International Growth Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock International Growth Equity Fund (the “Fund”) at July 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2013 by correspondence with the custodian, agent banks and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provides a reasonable basis for our opinion.

The statement of operations of the Fund for the year ending September 30, 2012, the statements of changes in net assets for the years ending September 30, 2012 and September 30, 2011, and the financial highlights for the years ending September 30, 2008 through September 30, 2012 were audited by another independent registered public accounting firm, whose report dated November 29, 2012 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 20, 2013

30	International Growth Equity Fund | Annual report

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2013.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Income derived from foreign sources was $629,843. The fund intends to pass through foreign tax credits of $31,694.

Eligible shareholders will be mailed a 2013 Form 1099-DIV in early 2014. This will reflect the tax character of all distributions paid in calendar year 2013.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

Annual report | International Growth Equity Fund	31

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James M. Oates, Born: 1946	2012	231

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director,
Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc.
(formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial
(since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River
Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock retail funds (since 2012); Trustee (2005–2006 and since
2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and
Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson
of the Board (since 2005), John Hancock Funds II.

Charles L. Bardelis,[3] Born: 1941	2012	231

Director, Island Commuter Corp. (marine transport). Trustee, John Hancock retail funds (since 2012);
Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance
Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[3] Born: 1942	2012	231

Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant;
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln
Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010);
former Director, PMA Capital Corporation (2004–2010). Trustee, John Hancock retail funds (since 2012);
Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance
Trust and John Hancock Funds II (since 2005).

William H. Cunningham,[2] Born: 1944	1994	231

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas
System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since
2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance);
Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former
Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition
Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley)
(until 2009); former Advisory Director, JPMorgan Chase Bank (formerly Texas Commerce Bank–Austin)
(until 2009). Trustee, John Hancock retail funds (since 1986); Trustee, John Hancock Variable Insurance
Trust (since 2012); Trustee, John Hancock Funds II (since 2012 and 2005–2006).

Grace K. Fey, Born: 1946	2012	231

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President,
Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

32	International Growth Equity Fund | Annual report

Independent Trustees (continued)

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Theron S. Hoffman,[3] Born: 1947	2012	231

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner, and Operating Head,
Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000). Trustee, John Hancock retail funds (since 2012); Trustee,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson,[2] Born: 1952	2008	231

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation
(since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange
(2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).
Trustee, John Hancock retail funds (since 2008); Trustee of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Hassell H. McClellan, Born: 1945	2012	231

Associate Professor, The Wallace E. Carroll School of Management, Boston College (since 1984);
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director,
The Barnes Group (since 2010). Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock
Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2005).

Steven R. Pruchansky,[2] Born: 1944	1991	231

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011–2012),
John Hancock retail funds; Trustee and Vice Chairperson of the Board, John Hancock retail funds,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

Gregory A. Russo,[2] Born: 1949	2009	231

Director and Audit Committee Chairman (since 2012) and Member, Audit Committee and Finance
Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006);
Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester
County, New York, Chamber of Commerce (1986–1992); Director, Treasurer and Chairman of
Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of
Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).
Trustee, John Hancock retail funds (since 2008); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Annual report | International Growth Equity Fund	33

Non-Independent Trustees[4]

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James R. Boyle, Born: 1959	2012	231

Senior Executive Vice President, John Hancock Financial Services (1999–2012, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock
Investment Management Services, LLC (2005–2010). Trustee, John Hancock retail funds (since 2012 and
2005–2010), Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Craig Bromley,[2] Born: 1966	2012	231

President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General
Manager, U.S. Division, John Hancock Financial Services (since 2012); President and Chief Executive
Officer, Manulife Insurance Company (Manulife (Japan) (2005–2012), including prior positions).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Warren A. Thomson,[2] Born: 1955	2012	231

Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The
Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife
Asset Management (since 2001, including prior positions); Director (since 2006), and President and
Chief Executive Officer of Manulife Asset Management Limited (since 2013); Director and Chairman,
Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds, John Hancock
Variable Insurance Trust and John Hancock Funds II (since 2012).

Principal officers who are not Trustees

Name, year of birth		Officer
Position(s) held with fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Hugh McHaffie, Born: 1959		2009

President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services,
LLC and John Hancock Funds, LLC (since 2010); President, John Hancock Advisers, LLC (since 2012);
President, John Hancock Investment Management Services, LLC (since 2010). President (since 2012) and former Trustee (2010–2012), John Hancock retail funds; President, John Hancock Variable Insurance
Trust and John Hancock Funds II (since 2009).

Andrew G. Arnott, Born: 1971		2009

Executive Vice President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice
President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive
Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); Executive Vice
President, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2007, including prior positions).

Thomas M. Kinzler, Born: 1955		2006

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2006).

34	International Growth Equity Fund | Annual report

Principal officers who are not Trustees (continued)

Name, year of birth	Officer
Position(s) held with fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2007).

Salvatore Schiavone, Born: 1965	2009

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust and John Hancock Funds II (since 2010 and 2007–2009, including prior positions).

John Hancock retail funds is comprised of John Hancock Funds III and 34 other John Hancock funds consisting of 24 series of other John Hancock trusts and 10 closed-end funds.

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation or removal.

2 Became a Trustee of the Trust effective December 1, 2012.

3 Member of Audit Committee.

4 Because Messrs. Bromley and Thomson are senior executives or directors and Mr. Boyle held prior positions as a senior executive and director of the Advisor and/or its affiliates, each of them is considered an “interested person,” as defined in the Investment Company Act of 1940, of the Trust.

Annual report | International Growth Equity Fund	35

More information

Trustees	Investment advisor
James M. Oates, Chairperson	John Hancock Investment Management
Steven R. Pruchansky, Vice Chairperson	Services, LLC
Charles L. Bardelis*
James R. Boyle†	Subadvisor
Craig Bromley†	Turner Investments, L.P.
Peter S. Burgess*
William H. Cunningham	Principal distributor
Grace K. Fey	John Hancock Funds, LLC
Theron S. Hoffman*
Deborah C. Jackson	Custodian
Hassell H. McClellan	State Street Bank and Trust Company
Gregory A. Russo
Warren A. Thomson†	Transfer agent
John Hancock Signature Services, Inc.
Officers
Hugh McHaffie	Legal counsel
President	K&L Gates LLP

Andrew G. Arnott	Independent registered
Executive Vice President	public accounting firm
PricewaterhouseCoopers LLP
Thomas M. Kinzler
Secretary and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

*Member of the Audit Committee
†Non-Independent Trustee

The fund’s proxy voting policies and procedures, as well as the fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund’s Form N-Q is available on our website and the SEC’s website, sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	Investment Operations	Investment Operations
	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	30 Dan Road
	Boston, MA 02205-5913	Canton, MA 02021

36	International Growth Equity Fund | Annual report

800-225-5291
800-338-8080 EASI-Line
jhinvestments.com

This report is for the information of the shareholders of John Hancock International Growth Equity Fund.
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	420A 7/13
MF150743	9/13

ITEM 2. CODE OF ETHICS.

(a) As of the end of the fiscal year July 31, 2013 the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b)Not applicable

(c)Not applicable

(d)Not applicable

(e)Not applicable

(f)(1) A copy of the Code of Ethics is attached hereto.

JOHN HANCOCK VARIABLE INSURANCE TRUST
JOHN HANCOCK FUNDS
JOHN HANCOCK FUNDS II
JOHN HANCOCK FUNDS III

SARBANES-OXLEY CODE OF ETHICS
FOR
PRINCIPAL EXECUTIVE, PRINCIPAL FINANCIAL OFFICERS & TREASURER

I. Covered Officers/Purpose of the Code

This code of ethics (this “Code”) for John Hancock Variable Insurance Trust, John Hancock Funds1, John Hancock Funds II and John Hancock Funds III, each a registered management investment company under the Investment Company Act of 1940, as amended (“1940 Act”), which may issue shares in separate and distinct series (each investment company and series thereunder to be hereinafter referred to as a “Fund”), applies to each Fund’s Principal Executive Officer (“President”), Principal Financial Officer (“Chief Financial Officer”) and Treasurer (“Treasurer”) (the “Covered Officers” as set forth in Exhibit A) for the purpose of promoting:

► honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

► full, fair, accurate, timely and understandable disclosure in reports and documents that the Fund files with, or submits to, the Securities and Exchange Commission (“SEC”) and in other public communications made by the Fund;

► compliance with applicable laws and governmental rules and regulations;

► the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

► accountability for adherence to the Code.

____________________________________
1 John Hancock Funds includes the following trusts: John Hancock Financial Opportunities Fund; John Hancock Bond Trust; John Hancock California Tax-Free Income Fund; John Hancock Capital Series; John Hancock Current Interest; John Hancock Income Securities Trust; John Hancock Investment Trust; John Hancock Investment Trust II; John Hancock Investment Trust III; John Hancock Investors Trust; John Hancock Municipal Securities Trust; John Hancock Premium Dividend Fund ; John Hancock Preferred Income Fund; John Hancock Preferred Income Fund II; John Hancock Preferred Income Fund III; John Hancock Series Trust; John Hancock Sovereign Bond Fund; John Hancock Strategic Series; John Hancock Tax-Exempt Series Fund; John Hancock Tax-Advantaged Dividend Income Fund; John Hancock Tax-Advantaged Global Shareholder Yield Fund and John Hancock Hedged Equity and Income Fund.

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Each of the Covered Officers should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

II. Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest

Overview

A “conflict of interest” occurs when a Covered Officer’s private interest interferes with the interests of, or his service to, the Fund. For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with the Fund. Certain conflicts of interest arise out of the relationships between the Covered Officers and the Fund and already are subject to conflict of interest provisions in the Investment Company Act of 1940, as amended (the “Investment Company Act”) and the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Fund because of their status as “affiliated persons” of the Fund. Each of the Covered Officers is an officer or employee of the investment adviser or a service provider (“Service Provider”) to the Fund. The Fund’s, the investment adviser’s and the Service Provider’s compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Fund and the investment adviser and the Service Provider of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Fund, for the investment adviser or for the Service Provider), be involved in establishing policies and implementing decisions which will have different effects on the investment adviser, the Service Provider and the Fund. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Fund and the investment adviser and the Service Provider and is consistent with the performance by the Covered Officers of their duties as officers of the Fund. Thus, if such participation is performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, it will be deemed to have been handled ethically. In addition, it is recognized by the Fund’s Board of Trustees/Directors (the “Board”) that the Covered Officers may also be officers or employees of one or more other investment companies covered by other Codes.

Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but the Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Fund.

* * *

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Each Covered Officer must:

► not use his/her personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Fund whereby the Covered Officer would benefit personally to the detriment of the Fund;

► not cause the Fund to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than for the benefit of the Fund; and

► not use material non-public knowledge of portfolio transactions made or contemplated for the Fund to trade personally or cause others to trade personally in contemplation of the market effect of such transactions.

Additionally, conflicts of interest may arise in other situations, the propriety of which may be discussed, if material, with the Fund’s Chief Compliance Officer (“CCO”). Examples of these include:

► service as a director/trustee on the board of any public or private company;

► the receipt of any non-nominal gifts;

► the receipt of any entertainment from any company with which the Fund has current or prospective business dealings unless such entertainment is business-related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety (or other formulation as the Fund already uses in another code of conduct);

► any ownership interest in, or any consulting or employment relationship with, any of the Fund’s service providers, other than its investment adviser, any sub-adviser, principal underwriter, administrator or any affiliated person thereof; and

► a direct or indirect financial interest in commissions, transaction charges or spreads paid by the Fund for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer’s employment, such as compensation or equity ownership.

III. Disclosure & Compliance

► Each Covered Officer should familiarize himself or herself with the disclosure requirements generally applicable to the Fund;

► Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Fund to others, whether within or outside the Fund, including to the Fund’s directors and auditors, and to governmental regulators and self-regulatory organizations;

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► Each Covered Officer should, to the extent appropriate within his/her area of responsibility, consult with other officers and employees of the Fund and the Fund’s adviser or any sub-adviser with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Fund files with, or submits to, the SEC and in other public communications made by the Fund; and

► It is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV. Reporting & Accountability

Each Covered Officer must:

► upon adoption of the Code (or thereafter as applicable, upon becoming an Covered Officer), affirm in writing to the Fund’s CCO that he/she has received, read, and understands the Code;

► annually thereafter affirm to the Fund’s CCO that he/she has complied with the requirements of the Code;

► not retaliate against any employee or Covered Officer or their affiliated persons for reports of potential violations that are made in good faith;

► notify the Fund’s CCO promptly if he/she knows of any violation of this Code (Note: failure to do so is itself a violation of this Code); and

► report at least annually any change in his/her affiliations from the prior year.

The Fund’s CCO is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation. However, any approvals or waivers sought by the Principal Executive Officer will be considered by the Fund’s Board or the Compliance Committee thereof (the “Committee”).

The Fund will follow these procedures in investigating and enforcing this Code:

► the Fund’s CCO will take all appropriate action to investigate any potential violations reported to him/her;

► if, after such investigation, the CCO believes that no violation has occurred, the CCO is not required to take any further action;

► any matter that the CCO believes is a violation will be reported to the Board or, if applicable, Compliance Committee;

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► if the Board or, if applicable, Compliance Committee concurs that a violation has occurred, the Board, either upon its determination of a violation or upon recommendation of the Compliance Committee, if applicable, will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the Service Provider or the investment adviser or its board; or a recommendation to dismiss the Registrant’s Executive Officer;

► the Board, or if applicable the Compliance Committee, will be responsible for granting waivers, as appropriate; and

► any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V. Other Policies & Procedures

This Code shall be the sole code of ethics adopted by the Fund for purposes of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Fund, the Fund’s adviser, any sub-adviser, principal underwriter or other service providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The Fund’s and its investment adviser’s codes of ethics under Rule 204A-1 under the Investment Advisers Act and Rule 17j-1 under the Investment Company Act, respectively, are separate requirements applying to the Covered Officers and others, and are not part of this Code.

VI. Amendments

Any amendments to this Code, other than amendments to Exhibit A, must be approved or ratified by a majority vote of the Fund’s Board, including a majority of independent directors.

VII. Confidentiality

All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Fund’s Board and its counsel, the investment adviser and the relevant Service Providers.

VIII. Internal Use

The Code is intended solely for the internal use by the Fund and does not constitute an admission, by or on behalf of the Fund, as to any fact, circumstance, or legal conclusion.

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Exhibit A
Persons Covered by this Code of Ethics
(As of June 2013)

John Hancock Variable Insurance Trust
► Principal Executive Officer and President – Hugh McHaffie
► Principal Financial Officer and Chief Financial Officer – Charles Rizzo
► Treasurer – Salvatore Schiavone

John Hancock Funds
► Principal Executive Officer and President – Hugh McHaffie
► Principal Financial Officer and Chief Financial Officer – Charles Rizzo
► Treasurer – Salvatore Schiavone

John Hancock Funds II
► Principal Executive Officer and President – Hugh McHaffie
► Principal Financial Officer and Chief Financial Officer – Charles Rizzo
► Treasurer – Salvatore Schiavone

John Hancock Funds III
► Principal Executive Officer and President – Hugh McHaffie
► Principal Financial Officer and Chief Financial Officer – Charles Rizzo
► Treasurer – Salvatore Schiavone

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(f)(2) Not applicable.

(f)(3) The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request by calling the following toll free number (800) 344-1029.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that at least one member of its audit committee is an “audit committee financial expert”. Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	AUDIT FEES:
2013: $482,312
2012: $418,589

These fees represent aggregate fees billed for the last two fiscal years (the “Reporting Periods”) for professional services rendered by the principal accountant for the audits of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filing or engagements for such Reporting Periods.

(b)	AUDIT RELATED FEES:
2013: $22,233
2012: $7,770

These fees represent the aggregate fees billed for the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item. Such fees relate to professional services rendered by the principal accountant for separate reports in connection with service provider internal controls reviews.

(c)	TAX FEES:
2013: $38,502
2012: $34,485

These fees represent aggregate fees billed for the Reporting Periods for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. The tax services provided by the principal accountant related to the review of the Registrant’s federal and state tax returns and tax distribution requirements.

(d)	ALL OTHER FEES:
2013: $4,514
2012: $8,533

These fees represent all other fees billed to the Registrant for products and services provided by the principal accountant. These fees were billed to the Registrant and were approved by the Registrant’s audit committee.

(e) (1) Audit Committee Pre-Approval Policies and Procedures:

The Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(2) Amount approved by the Audit Committee pursuant paragraph (c) (7) (i) (C) of Rule 2-01 of Regulation S-X: None.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant and rendered to the registrant’s control affiliates for each of the last two fiscal years of the registrant were $3,114,794 for the fiscal year ended July 31, 2013 and $4,022,758 for the fiscal year ended July 31, 2012.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant to the control affiliates and has determined that the services that were non pre-approved are compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Peter S. Burgess – Chairman
Charles L. Bardelis
Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) This schedule is included as part of the Report to shareholders filed under Item 1 of this form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds – Nominating and Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such disclosure controls and procedures include controls and procedures designed to ensure that such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

Within 90 days prior to the filing date of this Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures relating to information required to be disclosed on Form N-CSR. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are operating effectively to ensure that:

(i) information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission, and

(ii) information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) CHANGE IN REGISTRANT’S INTERNAL CONTROL: Not applicable.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Principal Executive Officer and Principal Financial Officer.

(a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act.

(b) The certifications required by Rule 30a-2(b) under the 1940 Act.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds – Nominating and Governance Committee Charter".

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHN HANCOCK FUNDS II

/s/ Hugh McHaffie

Hugh McHaffie
President
Date: September 19, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Hugh McHaffie

Hugh McHaffie
President
Date: September 19, 2013

/s/ Charles A. Rizzo

Charles A. Rizzo
Chief Financial Officer
Date: September 19, 2013